                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------

                   WILMINGTON PREMIER MONEY MARKET PORTFOLIO

                               OF WT MUTUAL FUND
                                 SERVICE SHARES
--------------------------------------------------------------------------------

                       PROSPECTUS DATED NOVEMBER 1, 2002

     This prospectus gives vital information about the Wilmington Premier Money Market Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that this Portfolio:

         --  is not a bank deposit

         -- is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         --  is not federally insured

         -- is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency

         --  is not guaranteed to achieve its goal(s)

         --  may not be able to maintain a stable $1 share price

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTION

A look at the goals,
strategies,
risks and expenses of the
Portfolio.                       Summary.......................................3

                                 Performance Information.......................5

                                 Fees and Expenses.............................6

                                 Example.......................................7

                                 Investment Objective..........................7

                                 Primary Investment Strategies.................8

                                 Additional Risk Information...................9

Details about the service
providers.                  MANAGEMENT OF THE PORTFOLIO

                                 Investment Adviser...........................10

                                 Service Providers............................11

Policies and instructions
for
opening, maintaining and
closing an account in the
Portfolio.                  SHAREHOLDER INFORMATION

                                 Pricing of Shares............................12

                                 Purchase of Shares...........................12

                                 Redemption of Shares.........................13

                                 Exchange of Shares...........................15

                                 Distributions................................16

                                 Taxes........................................16

Details on the Portfolio's
shareholder service fees,
master/feeder arrangement
and share classes.          DISTRIBUTION AND SERVICE ARRANGEMENTS

                                 Shareholder Service Fees.....................17

                                 Master/Feeder Structure......................17

                                 Share Classes................................17

                            FOR MORE INFORMATION..............................18

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                   WILMINGTON PREMIER MONEY MARKET PORTFOLIO

                                 SERVICE SHARES
--------------------------------------------------------------------------------

                             PORTFOLIO DESCRIPTION

PLAIN TALK

                          WHAT ARE MONEY MARKET FUNDS?

Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.

-------------------------------------------------------------------------------------------------------
SUMMARY
-------------------------------------------------------------------------------------------------------
Investment Objective                  --   The WILMINGTON PREMIER MONEY MARKET PORTFOLIO seeks high
                                           current income, while preserving capital and liquidity.
-------------------------------------------------------------------------------------------------------
Investment Focus                      --   Money market instruments.
-------------------------------------------------------------------------------------------------------
Share Price Volatility                --   The Portfolio will strive to maintain a stable $1.00 share price.
-------------------------------------------------------------------------------------------------------
Principal Investment Strategy         --   The Portfolio operates as a "feeder fund" which means that the Portfolio does not buy individual securities directly.
                                           Instead, it invests in a corresponding mutual fund or
                                           "master fund," which in turn purchases investment
                                           securities. The Portfolio invests all of its assets in
                                           Premier Money Market Series, a separate series of WT
                                           Investment Trust I. The Portfolio and this Series have the same investment objective, policies and limitations.
                                      --   The WILMINGTON PREMIER MONEY MARKET PORTFOLIO invests in the
                                           Premier Money Market Series, which invests in money market instruments, including bank obligations, high quality
                                           commercial paper and U.S. Government obligations.
                                      --   In selecting securities for the Series, the adviser seeks
                                           current income, liquidity and safety of principal. The
                                           adviser may sell securities if the securities are downgraded to a lower ratings category.
                                      --   The WILMINGTON PREMIER MONEY MARKET PORTFOLIO, through its corresponding Series, may invest more than 25% of its total assets in the obligations of banks, finance companies and
                                           utilities.

-------------------------------------------------------------------------------------------------------
Principal Risks                       The Portfolio is subject to the risks summarized below which are further described under "Additional Risk Information."
                                      --   An investment in the Portfolio is not a deposit of
                                           Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance
                                           Corporation or any other government agency. Although the
                                           Portfolio seeks to preserve the value of your investment at
                                           $1.00 per share, it is possible to lose money by investing in the Portfolio.
                                      --   The obligations in which the Portfolio invests through its corresponding Series are subject to credit risk and interest rate risk. Typically, when interest rates rise, the market prices of debt securities go down.
                                      --   The performance of the Portfolio will depend on whether or not the adviser is successful in pursuing the investment
                                           strategy.
-------------------------------------------------------------------------------------------------------
Investor Profile                      --   Conservative
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                   WILMINGTON PREMIER MONEY MARKET PORTFOLIO

     The Service Shares of the Portfolio have not commenced operations and, therefore, do not have a full calendar year of performance. Accordingly, the information in the bar chart and performance table below reflects the performance of the Portfolio's Institutional Shares(1) and has been included to illustrate the risk and volatility of investing in the Portfolio from calendar year to calendar year. Total return would have been lower had certain expenses not been voluntarily waived and/or reimbursed. Of course, past performance is not necessarily an indicator of how the Portfolio will perform in the future.

               ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION

1995                                                                             5.90%
1996                                                                             5.40%
1997                                                                             5.54%
1998                                                                             5.49%
1999                                                                             5.17%
2000                                                                             6.45%
2001                                                                             4.21%

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: 1.28%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              1.65%                              0.61%
       (September 30, 2000)               (December 31, 2001)

                                                                             Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/01              1 year      5 years      (December 6, 1994)
-------------------------------------              ------      -------      ------------------
Premier Money Market Portfolio-Institutional
  Shares                                           4.21%        5.37%             5.42%

1 The returns are for a class that is not offered in this prospectus. The returns for the Service Shares would be substantially similar to the Institutional Shares because the shares are invested in the same portfolio of securities. Annual returns would differ only to the extent that the classes do not have the same expenses. Specifically, Service Shares are subject to a 0.25% shareholder service fee. Had such fees been deducted, the returns would be less.

PLAIN TALK

                                 WHAT IS YIELD?

Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

     You may call (800) 336-9970 to obtain the Portfolio's current 7-day yield.

--------------------------------------------------------------------------------

FEES AND EXPENSES
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT ARE MUTUAL FUND EXPENSES?

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of the Portfolio's net assets. These expenses are deducted from Portfolio assets.

     The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of the Portfolio. No sales charges or other fees are paid directly from your investment.

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
                                  ASSETS)(1):

                                        Premier Money Market Portfolio
                                                Service Shares
                                        ------------------------------
Management Fees                                      0.20%
Shareholder Service Fees                             0.25%
Other Expenses(2)                                    0.10%
TOTAL ANNUAL OPERATING EXPENSES(3)                   0.55%
Waivers/reimbursements(3)                            0.10%
NET EXPENSES(3)                                      0.45%

1 This table and the Example below each reflect the aggregate annual operating expenses of the Portfolio and the Series of the Trust in which the Portfolio invests.
2 "Other Expenses" are based on estimated amounts for the current fiscal year.
3 The adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 0.45%. This waiver will terminate on November 1, 2005 unless the Board of Trustees agrees to its earlier termination.

--------------------------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in the Service Shares of the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

         --  you reinvested all dividends;

         --  the average annual return was 5%;

         -- the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements) are charged and remain the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

SERVICE SHARES                                                1 Year      3 Years
--------------                                                ------      -------
Premier Money Market Portfolio                                 $46         $144

     The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The WILMINGTON PREMIER MONEY MARKET PORTFOLIO seeks a high level of current income consistent with the preservation of capital and liquidity.

     The investment objective for the Portfolio may be changed without shareholder approval. The Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that the Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The WILMINGTON PREMIER MONEY MARKET PORTFOLIO invests its assets in the Premier Money Market Series, which in turn invests in:

         -- U.S. dollar-denomination obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

         -- commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO");

         -- corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

         --  U.S. Government obligations;

         --  high quality municipal securities; and

         -- repurchase agreements that are fully collateralized by U.S. Government obligations.

     High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

     The Series may also invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our Statement of Additional Information:

         -- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         -- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

         -- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by the Portfolio will vary with changes in interest rates.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

         -- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

                          MANAGEMENT OF THE PORTFOLIO

     The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the mutual fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

     Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of the Series in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2002, RSMC had $5.4 billion assets under management.

     For the twelve months ended June 30, 2002, RSMC received an advisory fee (after fee waivers) of 0.14% of the Series' average daily net assets.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                                                        Shareholder
Management                                                                   Services

       INVESTMENT ADVISER                                                            TRANSFER AGENT
  Rodney Square Management Corp.                                                        PFPC Inc.
     1100 North Market Street                                                     400 Bellevue Parkway
       Wilmington, DE 19890                                                       Wilmington, DE 19809


                                                                              Handles shareholder services,
 Manages each Series' business and                                             including recordkeeping and
      investment activities.                                                     statements, payment of
                                                                             distribution and processing of
                                                                                 buy and sell requests.


                                                 WT MUTUAL FUND

                                            WILMINGTON PREMIER MONEY
                                                MARKET PORTFOLIO
Fund                                                                         Asset
Operations                                                                   Safe Keeping

         ADMINISTRATOR                                                                  CUSTODIAN

  Rodney Square Management Corp.                                                Wilmington Trust Company
     1100 North Market Street                                                   1100 North Market Street
       Wilmington, DE 19890                                                       Wilmington, DE 19890

       SUB-ADMINISTRATOR AND
         ACCOUNTING AGENT

             PFPC Inc.
       400 Bellevue Parkway
       Wilmington, DE 19809                                                  Holds each Portfolio's assets,
                                                                              settles all portfolio trades
Provides facilities, equipment and                                              and collects most of the
      personnel to carry out                                                   valuation data required for
administrative services related to                                            calculating each Portfolio's
each Portfolio and calculates each                                                   NAV per share.
Portfolio's NAV and distributions.

                                         Distribution

                                                  DISTRIBUTOR

                                             PFPC Distributors, Inc.


                                          Distributes the Portfolios'
                                                   shares.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES
--------------------------------------------------------------------------------

     The Portfolio uses its best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

PLAIN TALK

                     WHAT IS THE NET ASSET VALUE OR "NAV"?

                           NAV = Assets - Liabilities
                                      Outstanding Shares

     PFPC determines the NAV per share of the Portfolio as of 2:00 p.m. Eastern time on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio.

     Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

New Year's Day                Good Friday                   Labor Day
Martin Luther King, Jr.       Memorial Day                  Thanksgiving Day
Day                           Independence Day              Christmas Day
President's Day

--------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                            HOW TO PURCHASE SHARES:

   --  Directly by wire
   -- As a client of Wilmington Trust Company ("Wilmington Trust") through a trust account or a corporate cash management account
   --  As a client of a Service Organization

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial purchase is $10,000,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in the Portfolio are accepted on the Business Day that federal funds are deposited for your account on or before 2:00 p.m. Eastern time. Monies immediately convertible to federal funds are deposited in your account on or before 2:00 p.m. Eastern time. All investments in the Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

     Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to our Statement of Additional Information.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

   --  By mail
   --  By telephone

     You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day if received after 2:00 p.m. Eastern time, or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    Regular mail:                                              Overnight mail:
    -------------                                              ---------------
    Wilmington Premier Money Market Portfolio     Wilmington Premier Money Market Portfolio
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 400 Bellevue Parkway, Suite 108
    Providence, RI 02940                          Wilmington, DE 19809

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our Statement of Additional Information.

--------------------------------------------------------------------------------

EXCHANGE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS AN EXCHANGE OF SHARES?

An exchange of shares allows you to move your money from one fund to another fund within a family of funds.

     You may exchange all or a portion of your shares in the Portfolio for Service Shares of the following Portfolios:

     Wilmington Prime Money Market Portfolio

     Wilmington U.S. Government Portfolio

     Wilmington Tax-Exempt Portfolio

     Wilmington Balanced Portfolio

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     To obtain prospectuses of the other Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolio may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

Net investment income consists of interest earned by a fund on its investments less accrued expenses.

     Distributions from the net investment income of the Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Portfolio will be distributed annually.

     All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

     As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolio's distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

     You will not recognize any gain or loss on the sale (redemption) or exchange of shares of the Portfolio so long as the Portfolio maintains a stable price of $1.00 a share.

     STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                     DISTRIBUTION AND SERVICE ARRANGEMENTS

     PFPC Distributors, Inc. manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------

SHAREHOLDER SERVICE FEES
--------------------------------------------------------------------------------

     The Board of Trustees has adopted a shareholder service plan authorizing the Portfolio to pay service providers an annual fee not exceeding 0.25% of the Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

     Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

     For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

--------------------------------------------------------------------------------

SHARE CLASSES
--------------------------------------------------------------------------------

     The Portfolio issues Institutional and Service Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolio and are subject to a shareholder service fee. Institutional Shares are offered to retirement plans and other institutional investors.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings and operating results for the Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     400 Bellevue Parkway
     Suite 108
     Wilmington, Delaware 19809
     (800) 336-9970
     9:00 a.m. to 5:00 p.m., Eastern time

     Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

WPRES-Pros-11/02

                                                                 WILMINGTON
                                                                      FUNDS
    premier money market portfolio
    SERVICE SHARES
    PROSPECTUS    NOVEMBER 1, 2002

                                                                         PREMIER
                                                                           MONEY
                                                                          MARKET
                                                                       PORTFOLIO

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------

                   WILMINGTON PREMIER MONEY MARKET PORTFOLIO

                               OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                       PROSPECTUS DATED NOVEMBER 1, 2002

     This prospectus gives vital information about the Wilmington Premier Money Market Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that this Portfolio:

         --  is not a bank deposit

         -- is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         --  is not federally insured

         -- is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency

         --  is not guaranteed to achieve its goal(s)

         --  may not be able to maintain a stable $1 share price

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTION

A look at the goals,
strategies,
risks and expenses of the
Portfolio.                       Summary.......................................3

                                 Performance Information.......................5

                                 Fees and Expenses.............................6

                                 Example.......................................7

                                 Investment Objective..........................7

                                 Primary Investment Strategies.................8

                                 Additional Risk Information...................9

                                 Financial Highlights.........................10

Details about the service
providers.                  MANAGEMENT OF THE PORTFOLIO

                                 Investment Adviser...........................11

                                 Service Providers............................12

Policies and instructions
for
opening, maintaining and
closing an account in the
Portfolio.                  SHAREHOLDER INFORMATION

                                 Pricing of Shares............................13

                                 Purchase of Shares...........................14

                                 Redemption of Shares.........................15

                                 Exchange of Shares...........................16

                                 Distributions................................18

                                 Taxes........................................18

Details on the Portfolio's
master/feeder arrangement
and share classes.          DISTRIBUTION ARRANGEMENTS

                                 Master/Feeder Structure......................19

                                 Share Classes................................19

                            FOR MORE INFORMATION..............................20

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                   WILMINGTON PREMIER MONEY MARKET PORTFOLIO

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                             PORTFOLIO DESCRIPTION

PLAIN TALK

                          WHAT ARE MONEY MARKET FUNDS?

Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.

--------------------------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------------------------
Investment Objective                  --   The WILMINGTON PREMIER MONEY MARKET PORTFOLIO seeks
                                      high current income, while preserving capital and liquidity.
--------------------------------------------------------------------------------------------------
Investment Focus                      --   Money market instruments.
--------------------------------------------------------------------------------------------------
Share Price Volatility                --   The Portfolio will strive to maintain a stable $1.00
                                           share price.
--------------------------------------------------------------------------------------------------
Principal Investment Strategy         --   The Portfolio operates as a "feeder fund" which means
                                      that the Portfolio does not buy individual securities
                                           directly. Instead, it invests in a corresponding mutual
                                           fund or "master fund," which in turn purchases
                                           investment securities. The Portfolio invests all of its
                                           assets in Premier Money Market Series, a separate
                                           series of WT Investment Trust I. The Portfolio and this
                                           Series have the same investment objective, policies and
                                           limitations.
                                      --   The WILMINGTON PREMIER MONEY MARKET PORTFOLIO invests
                                      in the Premier Money Market Series, which invests in money market instruments, including bank obligations, high
                                           quality commercial paper and U.S. Government
                                           obligations.
                                      --   In selecting securities for the Series, the adviser
                                      seeks current income, liquidity and safety of principal. The adviser may sell securities if the securities are
                                           downgraded to a lower ratings category.
                                      --   The WILMINGTON PREMIER MONEY MARKET PORTFOLIO, through
                                      its corresponding Series, may invest more than 25% of its
                                           total assets in the obligations of banks, finance
                                           companies and utilities.

--------------------------------------------------------------------------------------------------
Principal Risks                       The Portfolio is subject to the risks summarized below which are further described under "Additional Risk Information."
                                      --   An investment in the Portfolio is not a deposit of
                                      Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance
                                           Corporation or any other government agency. Although
                                           the Portfolio seeks to preserve the value of your
                                           investment at $1.00 per share, it is possible to lose
                                           money by investing in the Portfolio.
                                      --   The obligations in which the Portfolio invests through
                                      its corresponding Series are subject to credit risk and
                                           interest rate risk. Typically, when interest rates
                                           rise, the market prices of debt securities go down.
                                      --   The performance of the Portfolio will depend on whether
                                      or not the adviser is successful in pursuing an investment strategy.
--------------------------------------------------------------------------------------------------
Investor Profile                      --   Conservative
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                   WILMINGTON PREMIER MONEY MARKET PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Total return would have been lower had certain expenses not been waived and/or reimbursed. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION


                                                 [PERCENTAGES]

1995                                                                             5.90
----                                                                              ---
1996                                                                             5.40
1997                                                                             5.54
1998                                                                             5.49
1999                                                                             5.17
2000                                                                             6.45
2001                                                                             4.21

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: 1.28%

     This bar chart shows changes in the performance of the Portfolio's Institutional Shares from calendar year to calendar year.

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              1.65%                              0.61%
       (September 30, 2000)               (December 31, 2001)

                                                                             Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/01              1 Year      5 Years      (December 6, 1994)
-------------------------------------              ------      -------      ------------------
Premier Money Market Portfolio-Institutional
  Shares                                           4.21%        5.37%             5.42%

PLAIN TALK

                                 WHAT IS YIELD?

Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

     You may call (800) 336-9970 to obtain the Portfolio's current 7-day yield.

--------------------------------------------------------------------------------

FEES AND EXPENSES
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT ARE MUTUAL FUND EXPENSES?

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of the Portfolio's net assets. These expenses are deducted from Portfolio assets.

     The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Portfolio. No sales charges or other fees are paid directly from your investment.

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
                                  ASSETS)(1):

                                        Premier Money Market Portfolio
                                             Institutional Shares
                                        ------------------------------
Management fees                                      0.20%
Other Expenses                                       0.10%
TOTAL ANNUAL OPERATING EXPENSES(2)                   0.30%
Waivers/reimbursements(2)                            0.10%
NET EXPENSES(2)                                      0.20%

(1) This table and the Example below each reflect the aggregate annual operating expenses of the Portfolio and the Series of the Trust in which the Portfolio invests.
(2) The adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 0.20%. This waiver will remain in place until November 2005 unless the Board of Trustees approves its earlier termination.

--------------------------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in Institutional Shares of the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

         --  you reinvested all dividends;

         --  the average annual return was 5%;

         -- the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2005) are charged and remain the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                    1 Year      3 Years      5 Years      10 Years
--------------------                    ------      -------      -------      --------
Premier Money Market Portfolio           $20         $ 64         $137          $350

     The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The WILMINGTON PREMIER MONEY MARKET PORTFOLIO seeks a high level of current income consistent with the preservation of capital and liquidity.

     The investment objective for the Portfolio may be changed without shareholder approval. The Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that the Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The WILMINGTON PREMIER MONEY MARKET PORTFOLIO invests its assets in the Premier Money Market Series, which in turn invests in:

         -- U.S. dollar-denomination obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

         -- commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO");

         -- corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

         --  U.S. Government obligations;

         --  high quality municipal securities; and

         -- repurchase agreements that are fully collateralized by U.S. Government obligations.

     High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch , Inc. (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

     The Series may also invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our Statement of Additional Information:

         -- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         -- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

         -- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by the Portfolio will vary with changes in interest rates.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

         -- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Institutional Share of the Portfolio. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights (except for the fiscal year ended June 30, 1998 which was audited by other auditors) have been audited by Ernst & Young LLP, whose report, along with the Portfolio's financial statements, is included in the Annual Report, which is available without charge upon request.

                                                For the Fiscal Years Ended June 30,
                                      --------------------------------------------------------
PREMIER MONEY MARKET PORTFOLIO-         2002        2001      2000(2)     1999(1)       1998
INSTITUTIONAL SHARES                  --------    --------    --------    --------    --------
NET ASSET VALUE-BEGINNING OF
  PERIOD............................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                      --------    --------    --------    --------    --------
INVESTMENT OPERATIONS:
  Net investment income.............      0.02        0.06        0.06        0.05        0.05
                                      --------    --------    --------    --------    --------
DISTRIBUTIONS:
  From net investment income........     (0.02)      (0.06)      (0.06)      (0.05)      (0.05)
                                      --------    --------    --------    --------    --------
NET ASSET VALUE-END OF PERIOD.......  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                      ========    ========    ========    ========    ========
TOTAL RETURN........................     2.42%       6.03%       5.80%       5.15%       5.61%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
  Expenses:
     Including expense
       limitations..................     0.20%       0.20%       0.20%       0.20%       0.20%
     Excluding expense limitation...     0.30%       0.28%       0.32%       0.31%       0.31%
  Net investment income.............     2.44%       5.88%       5.66%       5.00%       5.46%
Net assets at end of period (000
  omitted)..........................  $533,639    $632,599    $503,234    $411,701    $240,359

(1) Effective October 20, 1998, Wilmington Trust Company ("Wilmington Trust"), a wholly owned subsidiary of Wilmington Trust Corporation, became the investment adviser to the WT Investment Trust I -- Premier Money Market Series.
(2) Effective November 1, 1999, Rodney Square Management Corporation, an affiliate of Wilmington Trust, became the investment adviser to the WT Investment Trust I -- Premier Money Market Series.
(3) The expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Premier Money Market Series.

                          MANAGEMENT OF THE PORTFOLIO

     The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the mutual fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

     Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of the Series in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2002, RSMC had $5.4 billion assets under management.

     For the twelve months ended June 30, 2002, RSMC received an advisory fee (after fee waivers) of 0.14% of the Series' average daily net assets.

--------------------------------------------------------------------------------

SERVICE PROVIDERS
--------------------------------------------------------------------------------

     The chart below provides information on the primary service providers.

                                  [FLOW CHART]


Asset                                                           Shareholder
Management                                                      Services
      INVESTMENT ADVISER                                                TRANSFER AGENT
Rodney Square Management Corp.                                            PFPC Inc.
   1100 North Market Street                                          400 Bellevue Parkway
     Wilmington, DE 19890                                            Wilmington, DE 19809

Manages each Series' business                                   Handles shareholder services,
  and investment activities.                                     including recordkeeping and
                                                                    statements, payment of
                                                                distribution and processing of
                                                                    buy and sell requests.





                          WILMINGTON PREMIER MONEY MARKET PORTFOLIO

Fund                                                            Asset
Operations                                                      Safekeeping

        ADMINISTRATOR                                                     CUSTODIAN
Rodney Square Management Corp.                                     Wilmington Trust Company
   1100 North Market Street                                        1100 North Market Street
     Wilmington, DE 19890                                            Wilmington, DE 19890

    SUB-ADMINISTRATOR AND
       ACCOUNTING AGENT

          PFPC Inc.
     400 Bellevue Parkway
     Wilmington, DE 19809                                       Holds each Portfolio's assets,
                                                                 settles all portfolio trades
Provides facilities, equipment                                     and collects most of the
  and personnel to carry out                                     valuation data required for
   administrative services                                       calculating each Portfolio's
related to each Portfolio and                                           NAV per share.
 calculates each Portfolio's
    NAV and distributions.

                                         Distribution
                                         DISTRIBUTOR
                                   PFPC Distributors, Inc.
                                 Distributes the Portfolios'
                                           shares.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES
--------------------------------------------------------------------------------

     The Portfolio uses its best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

PLAIN TALK

                     WHAT IS THE NET ASSET VALUE OR "NAV"?

                           NAV = Assets - Liabilities
                    ------------------------------------------------------------
                                      Outstanding Shares

     PFPC determines the NAV per share of the Portfolio as of 2:00 p.m. Eastern time on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio.

     Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

New Year's Day                Good Friday                   Labor Day
Martin Luther King, Jr.       Memorial Day                  Thanksgiving Day
  Day
Presidents' Day               Independence Day              Christmas Day

--------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                            HOW TO PURCHASE SHARES:

   --  Directly by wire
   -- As a client of Wilmington Trust Company ("Wilmington Trust") through a trust account or a corporate cash management account
   --  As a client of a Service Organization

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial purchase is $10,000,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in the Portfolio are accepted on the Business Day that federal funds are deposited for your account on or before 2:00 p.m. Eastern time. Monies immediately convertible to federal funds are deposited in your account on or before 2:00 p.m. Eastern time. All investments in the Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

     Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to our Statement of Additional Information.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

   --  By mail
   --  By telephone

     You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day if received after 2:00 p.m. Eastern time, or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    Regular mail:                                              Overnight mail:
    -------------                                              ---------------
    Wilmington Premier Money Market Portfolio     Wilmington Premier Money Market Portfolio
    c/o PFPC Inc                                  c/o PFPC Inc.
    P.O. Box 9828                                 400 Bellevue Parkway, Suite 108
    Providence, RI 02940                          Wilmington, DE 19809

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our Statement of Additional Information.

--------------------------------------------------------------------------------

EXCHANGE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS AN EXCHANGE OF SHARES?

An exchange of shares allows you to move your money from one fund to another fund within a family of funds.

     You may exchange all or a portion of your shares in the Portfolio for Institutional Shares of the following Portfolios:

     Wilmington Short/Intermediate Bond Portfolio

     Wilmington Broad Market Bond Portfolio

     Wilmington Municipal Bond Portfolio

     Wilmington Large Cap Growth Portfolio

     Wilmington Large Cap Core Portfolio

     Wilmington Small Cap Core Portfolio

     Wilmington International Multi-Manager Portfolio

     Wilmington Large Cap Value Portfolio

     Wilmington Mid Cap Value Portfolio

     Wilmington Small Cap Value Portfolio

     Wilmington Balanced Portfolio

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     To obtain prospectuses of the other Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolio may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

Net investment income consists of interest earned by a fund on its investments less accrued expenses.

     Distributions from the net investment income of the Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Portfolio will be distributed annually.

     All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

     As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolio's distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

     You will not recognize any gain or loss on the sale (redemption) or exchange of shares of the Portfolio so long as the Portfolio maintains a stable price of $1.00 a share.

     STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income law.

     This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

     PFPC Distributors, Inc. manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

     Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

     For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

--------------------------------------------------------------------------------

SHARE CLASSES
--------------------------------------------------------------------------------

     The Portfolio issues Institutional and Service Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolio and are subject to a shareholder service fee.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings and operating results for the Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

    WT Mutual Fund
    c/o PFPC Inc.
    400 Bellevue Parkway
    Suite 108
    Wilmington, Delaware 19809
    (800) 336-9970
    9:00 a.m. to 5:00 p.m., Eastern time

     Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

WPRE-Pros-11/02

                                                                 WILMINGTON
                                                                      FUNDS
    premier money market portfolio
    INSTITUTIONAL SHARES
    PROSPECTUS    NOVEMBER 1, 2002

                                                                         PREMIER
                                                                           MONEY
                                                                          MARKET
                                                                       PORTFOLIO

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------

                    WILMINGTON PRIME MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                        WILMINGTON TAX-EXEMPT PORTFOLIO

                               OF WT MUTUAL FUND
                                 SERVICE SHARES
--------------------------------------------------------------------------------

                       PROSPECTUS DATED NOVEMBER 1, 2002

     This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Portfolios:

         --  are not bank deposits

         -- are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         --  are not federally insured

         -- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency

         --  are not guaranteed to achieve their goal(s)

         --  may not be able to maintain a stable $1 share price

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTIONS

A look at the goals,
strategies,
risks and expenses of each
Portfolio.                       Summary.......................................3

                                 Performance Information.......................5

                                 Fees and Expenses.............................8

                                 Example.......................................9

                                 Investment Objectives.........................9

                                 Primary Investment Strategies................10

                                 Additional Risk Information..................11

                                 Financial Highlights.........................12

Details about the service
providers.                  MANAGEMENT OF THE PORTFOLIOS

                                 Investment Adviser...........................15

                                 Service Providers............................16

Policies and instructions
for
opening, maintaining and
closing an account in any
of
the Portfolios.             SHAREHOLDER INFORMATION

                                 Pricing of Shares............................17

                                 Purchase of Shares...........................17

                                 Redemption of Shares.........................19

                                 Exchange of Shares...........................20

                                 Distributions................................21

                                 Taxes........................................22

Details on the Portfolios'
shareholder service fees,
master/feeder arrangement
and share classes.          DISTRIBUTION AND SERVICE ARRANGEMENTS

                                 Shareholder Service Fees.....................23

                                 Master/Feeder Structure......................23

                                 Share Classes................................23

                            FOR MORE INFORMATION..............................24

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                    WILMINGTON PRIME MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                        WILMINGTON TAX-EXEMPT PORTFOLIO

                                 SERVICE SHARES
--------------------------------------------------------------------------------

                             PORTFOLIO DESCRIPTIONS

PLAIN TALK

                          WHAT ARE MONEY MARKET FUNDS?

Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.

--------------------------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------------------------
Investment Objective                  --   The WILMINGTON PRIME MONEY MARKET and WILMINGTON U.S.
                                           GOVERNMENT PORTFOLIOS each seek high current income,
                                           while preserving capital and liquidity.
                                      --   The WILMINGTON TAX-EXEMPT PORTFOLIO seeks high current
                                           interest income exempt from Federal income taxes while
                                           preserving principal.
--------------------------------------------------------------------------------------------------
Investment Focus                      --   Money market instruments.
--------------------------------------------------------------------------------------------------
Share Price Volatility                --   Each Portfolio will strive to maintain a stable $1.00
                                           share price.
--------------------------------------------------------------------------------------------------
Principal Investment Strategy         --   Each Portfolio operates as a "feeder fund" which means
                                           that the Portfolio does not buy individual securities
                                           directly. Instead, it invests in a corresponding mutual
                                           fund or "master fund," which in turn purchases
                                           investment securities. The Portfolios invest all of
                                           their assets in master funds, which are separate series
                                           of WT Investment Trust I. Each Portfolio and its
                                           corresponding series have the same investment
                                           objective, policies and limitations.
                                      --   The WILMINGTON PRIME MONEY MARKET PORTFOLIO invests in
                                           the Prime Money Market Series, which invests in money market instruments, including bank obligations, high quality
                                           commercial paper and U.S. Government obligations.

                                      --   The WILMINGTON U.S. GOVERNMENT PORTFOLIO invests in the
                                      U.S. Government Series, which invests at least 80% of its
                                           assets in U.S. Government obligations and repurchase
                                           agreements collateralized by such obligations.
                                      --   The WILMINGTON TAX-EXEMPT PORTFOLIO invests in the
                                      Tax-Exempt Series, which invests in high quality municipal obligations, municipal bonds and other instruments
                                           exempt from Federal income tax.
                                      --   In selecting securities for the Series, the adviser
                                      seeks current income, liquidity and safety of principal. The adviser may sell securities if the securities are
                                           downgraded to a lower ratings category.
                                      --   Each of the WILMINGTON PRIME MONEY MARKET, the
                                      WILMINGTON U.S. GOVERNMENT and the WILMINGTON TAX-EXEMPT
                                           PORTFOLIOS, through its corresponding Series, may
                                           invest more than 25% of its total assets in the
                                           obligations of banks, finance companies and utilities.
--------------------------------------------------------------------------------------------------
Principal Risks                       The Portfolios are subject to the risks summarized below
                                      which are further described under "Additional Risk
                                      Information."
                                      --   An investment in a Portfolio is not a deposit of
                                      Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance
                                           Corporation or any other government agency. Although
                                           each Portfolio seeks to preserve the value of your
                                           investment at $1.00 per share, it is possible to lose
                                           money by investing in a Portfolio.
                                      --   The obligations in which the Portfolios invest through
                                      their corresponding Series are subject to credit risk and
                                           interest rate risk. Typically, when interest rates
                                           rise, the market prices of debt securities go down.
                                      --   The performance of a Portfolio will depend on whether
                                      or not the adviser is successful in pursuing an investment strategy.
--------------------------------------------------------------------------------------------------
Investor Profile                      --   Conservative
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                    WILMINGTON PRIME MONEY MARKET PORTFOLIO

     The Service Shares of the Portfolio commenced operations on April 2, 2001 and therefore does not have a full calendar year of performance. Accordingly, the performance information below reflects the performance of the Investor Shares of the Wilmington Prime Money Market Portfolio and has been included to illustrate the risks and volatility of an investment in the Portfolio(1). Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

                 ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS


                                                                   [PERCENTAGES]

[BAR CHART]

1992                                                                             3.61
1993                                                                             2.86
1994                                                                             3.89
1995                                                                             5.63
1996                                                                             5.08
1997                                                                             5.22
1998                                                                             5.17
1999                                                                             4.80
2000                                                                             6.11
2001                                                                             3.92

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: 1.15%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              1.57%                              0.59%
       (December 31, 2000)                (December 31, 2001)

AVERAGE ANNUAL RETURNS AS OF 12/31/01            1 Year       5 Years            10 Years
-------------------------------------            ------       -------            --------
Prime Money Market Portfolio-Investor Shares      3.92%        5.04%              4.63%

1 Performance information provided here belongs to a class that is not offered in this prospectus. The Investor Shares and Service Shares performance would be substantially similar because the shares are invested in the same portfolio of securities. Annual returns would differ only to the extent that the two classes have different expenses. Specifically, Service Shares are subject to a 0.25% shareholder service fee which is not applicable to Investor Shares. If such fees were included, returns would be lower than reflected.

                      WILMINGTON U.S. GOVERNMENT PORTFOLIO

     The Service Shares of the Portfolio commenced operations on April 2, 2001 and therefore does not have a full calendar year of performance. Accordingly, the performance information below reflects the performance of the Investor Shares of the Wilmington U.S. Government Portfolio and has been included to illustrate the risks and volatility of an investment in the Portfolio(1). Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

                 ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS


                                                                   [PERCENTAGES]

[BAR CHART]

1992                                                                             3.38
1993                                                                             2.82
1994                                                                             3.82
1995                                                                             5.51
1996                                                                             4.99
1997                                                                             5.12
1998                                                                             5.07
1999                                                                             4.69
2000                                                                             5.94
2001                                                                             3.71

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: 0.99%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              1.54%                              0.51%
       (December 31, 2000)                (December 31, 2001)

AVERAGE ANNUAL RETURNS AS OF 12/31/01                      1 Year       5 Years       10 Years
-------------------------------------                      -------      --------      --------
U.S. Government Portfolio-Investor Shares                   3.71%        4.90%         4.50%

1 Performance information provided here belongs to a class that is not offered in this prospectus. The Investor Shares and Service Shares performance would be substantially similar because the shares are invested in the same portfolio of securities. Annual returns would differ only to the extent that the two classes have different expenses. Specifically, Service Shares are subject to a 0.25% shareholder service fee which is not applicable to Investor Shares. If such fees were included, return would be lower than reflected.

                        WILMINGTON TAX-EXEMPT PORTFOLIO

     The Service Shares of the Portfolio commenced operations on April 2, 2001 and therefore does not have a full calendar year of performance. Accordingly, the performance information below reflects the performance of the Investor Shares of the Wilmington Tax-Exempt Portfolio and has been included to illustrate the risks and volatility of an investment in the Portfolio(1). Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

                 ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS


                                                                   [PERCENTAGES]

[BAR CHART]

1992                                                                             2.66
1993                                                                             1.98
1994                                                                             2.42
1995                                                                             3.47
1996                                                                             3.01
1997                                                                             3.15
1998                                                                             2.98
1999                                                                             2.76
2000                                                                             3.65
2001                                                                             2.30

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: 0.67%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              0.96%                              0.35%
       (December 31, 2000)                (December 31, 2001)

AVERAGE ANNUAL RETURNS AS OF 12/31/01                      1 Year       5 Years       10 Years
-------------------------------------                      -------      --------      --------
Tax-Exempt Portfolio-Investor Shares                        2.30%        2.97%         2.84%

1 Performance information provided here belongs to a class that is not offered in this prospectus. The Investor Shares and Service Shares performance would be substantially similar because the shares are invested in the same portfolio of securities. Annual returns would differ only to the extent that the two classes have different expenses. Specifically, Service Shares are subject to a 0.25% shareholder service fee which is not applicable to Investor Shares. If such fees were included, return would be lower than reflected.

PLAIN TALK

                                 WHAT IS YIELD?

Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

     You may call (800) 336-9970 to obtain a Portfolio's current 7-day yield.

--------------------------------------------------------------------------------

FEES AND EXPENSES
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT ARE MUTUAL FUND EXPENSES?

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. The Portfolios' expenses in the table below are shown as a percentage of the Portfolios' net assets. These expenses are deducted from Portfolio assets.

     The table below describes the fees and expenses that you may pay if you buy and hold Service Shares of a Portfolio. No sales charges or other fees are paid directly from your investment.

                                 SERVICE SHARES

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
                                  ASSETS)(1):

                                                         U.S.
                                     Prime Money      Government   Tax-Exempt
                                   Market Portfolio   Portfolio    Portfolio
                                   ----------------   ----------   ----------
Management fees                         0.43%            0.47%        0.47%
Distribution (12b-1) fees               None             None         None
Shareholder Service fees                0.25%            0.25%        0.25%
Other expenses                          0.04%            0.06%        0.06%
TOTAL ANNUAL OPERATING EXPENSES         0.72%            0.78%        0.78%

1 This table and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.

--------------------------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in Service Shares of each Portfolio with the cost of investing in other mutual funds. The tables below show what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         --  you reinvested all dividends;

         --  the average annual return was 5%;

         -- the Portfolio's total operating expenses are charged and remain the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

SERVICE SHARES                          1 Year      3 Years      5 Years      10 Years
--------------                          ------      -------      -------      --------
Prime Money Market Portfolio             $74         $230         $401          $894
U.S. Government Portfolio                $80         $249         $433          $966
Tax-Exempt Portfolio                     $80         $249         $433          $966

     The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

     The WILMINGTON PRIME MONEY MARKET and the WILMINGTON U.S. GOVERNMENT PORTFOLIOS each seek a high level of current income consistent with the preservation of capital and liquidity. The WILMINGTON TAX-EXEMPT PORTFOLIO seeks as high a level of interest income exempt from Federal income tax as is consistent with preservation of principal.

     The investment objectives for each Portfolio may not be changed without shareholder approval. Each Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The WILMINGTON PRIME MONEY MARKET PORTFOLIO invests its assets in the Prime Money Market Series, which in turn invests in:

         -- U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

         -- commercial paper rated at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO");

         -- corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

         --  U.S. Government obligations;

         --  high quality municipal securities; and

         -- repurchase agreements that are fully collateralized by U.S. Government obligations.

     U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     The WILMINGTON U.S. GOVERNMENT PORTFOLIO invests its assets in the U.S. Government Series, which in turn invests at least 80% of its total assets in:

         --  U.S. Government obligations; and

         -- repurchase agreements that are fully collateralized by such obligations.

     The WILMINGTON TAX-EXEMPT PORTFOLIO invests its assets in the Tax-Exempt Series, which in turn invests in:

         --  high quality municipal obligations and municipal bonds;

         --  floating and variable rate obligations;

         --  participation interests;

         --  high quality tax-exempt commercial paper; and

         --  high quality short-term municipal notes.

     The Tax-Exempt Series has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from Federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the Federal alternative minimum tax.

     High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch, Inc. (or by one NRSRO if only one NRSRO has issued a rating), or (2), if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

     Each Series also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our Statement of Additional Information:

         -- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         -- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

         -- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Portfolio will vary with changes in interest rates.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

         -- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights tables are intended to help you understand each Portfolio's financial performance since inception. Certain information reflects financial results for a single Service Share of a Portfolio. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Portfolio's financial statements, is included in the Service Shares' Annual Report, which is available without charge upon request.

                                                           For the        For the Period
                                                         Fiscal Year     April 2, 2001(2)
                                                            Ended            through
                                                        June 30, 2002     June 30, 2001
PRIME MONEY MARKET PORTFOLIO-SERVICE SHARES             -------------    ----------------
NET ASSET VALUE-BEGINNING OF PERIOD.................     $     1.00         $     1.00
                                                         ----------         ----------
INVESTMENT OPERATIONS:
  Net investment income.............................           0.02               0.01
                                                         ----------         ----------
DISTRIBUTIONS:
  From net investment income........................          (0.02)             (0.01)
  From net realized gain............................             --(3)              --
                                                         ----------         ----------
     Total distributions............................          (0.02)             (0.01)
                                                         ----------         ----------
NET ASSET VALUE-END OF PERIOD.......................     $     1.00         $     1.00
                                                         ==========         ==========
TOTAL RETURN........................................          1.95%              1.01%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses..........................................          0.72%              0.72%*
  Net investment income.............................          1.91%              3.97%*
Net assets at end of period (000 omitted)...........     $2,358,034         $2,155,407

 * Annualized.
** Not annualized.
 1 The expense and net investment income ratios include expenses allocated from the WT Investment Trust I-Prime Money Market Series.
 2 Commencement of operations.
 3 Distributions were less than $0.01 per share.

                                                          For the        For the Period
                                                        Fiscal Year     April 2, 2001(2)
                                                           Ended            through
                                                       June 30, 2002     June 30, 2001
U.S. GOVERNMENT PORTFOLIO- SERVICE SHARES              -------------    ----------------
NET ASSET VALUE-BEGINNING OF PERIOD                      $   1.00          $     1.00
                                                         --------          ----------
INVESTMENT OPERATIONS:
  Net investment income............................          0.02                0.01
                                                         --------          ----------
DISTRIBUTIONS:
  From net investment income.......................         (0.02)              (0.01)
  From net realized gain...........................            --(3)               --
                                                         --------          ----------
     Total distributions...........................         (0.02)              (0.01)
                                                         --------          ----------
NET ASSET VALUE-END OF PERIOD......................      $   1.00          $     1.00
                                                         ========          ==========
TOTAL RETURN.......................................         1.79%               0.94%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA:(1)
  Expenses.........................................         0.78%               0.78%*
  Net investment income............................         1.78%               3.75%*
Net assets at end of period (000 omitted)..........      $974,914          $1,120,776

 * Annualized.
** Not annualized.
 1 The expense and net investment income ratios include expenses allocated from the WT Investment Trust I-U.S. Government Series.
 2 Commencement of operations.
 3 Distributions were less than $0.01 per share.

                                                          For the        For the Period
                                                        Fiscal Year     April 2, 2001(2)
                                                           Ended            through
                                                       June 30, 2002     June 30, 2001
TAX-EXEMPT PORTFOLIO- SERVICE SHARES                   -------------    ----------------
NET ASSET VALUE-BEGINNING OF PERIOD................      $   1.00           $   1.00
                                                         --------           --------
INVESTMENT OPERATIONS:
  Net investment income............................          0.01               0.01
                                                         --------           --------
DISTRIBUTIONS:
  From net investment income.......................         (0.01)             (0.01)
                                                         --------           --------
NET ASSET VALUE-END OF PERIOD......................      $   1.00           $   1.00
                                                         ========           ========
TOTAL RETURN.......................................         1.09%              0.64%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA:(1)
  Expenses.........................................         0.78%              0.79%*
  Net investment income............................         1.08%              2.38%*
Net assets at end of period (000 omitted)..........      $493,767           $409,650

 * Annualized.
** Not annualized.
 1 The expense and net investment income ratios include expenses allocated from the WT Investment Trust I--Tax-Exempt Series.
 2 Commencement of operations.

                          MANAGEMENT OF THE PORTFOLIOS

     The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the mutual fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

     Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2002, RSMC had $5.4 billion assets under management.

     For the twelve months ended June 30, 2002, the Prime Money Market Series, the U.S. Government Series and the Tax-Exempt Series paid RSMC 0.43%, 0.47% and 0.47%, respectively, of the Series' average daily net assets for investment advisory services.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                                                        Shareholder
Management                                                                   Services

       INVESTMENT ADVISER                                                            TRANSFER AGENT
  Rodney Square Management Corp.                                                        PFPC Inc.
     1100 North Market Street                                                     400 Bellevue Parkway
       Wilmington, DE 19890                                                       Wilmington, DE 19809


                                                                              Handles shareholder services,
 Manages each Series' business and                                             including recordkeeping and
      investment activities.                                                     statements, payment of
                                                                             distribution and processing of
                                                                                 buy and sell requests.


                                                 WT MUTUAL FUND

                                             WILMINGTON PRIME MONEY
                                                MARKET PORTFOLIO

                                           WILMINGTON U.S. GOVERNMENT
                                                    PORTFOLIO

Fund                                          WILMINGTON TAX-EXEMPT          Asset
Operations                                          PORTFOLIO                Safe Keeping

         ADMINISTRATOR                                                                  CUSTODIAN

  Rodney Square Management Corp.                                                Wilmington Trust Company
     1100 North Market Street                                                   1100 North Market Street
       Wilmington, DE 19890                                                       Wilmington, DE 19890

       SUB-ADMINISTRATOR AND
         ACCOUNTING AGENT

             PFPC Inc.
       400 Bellevue Parkway
       Wilmington, DE 19809                                                  Holds each Portfolio's assets,
                                                                              settles all portfolio trades
Provides facilities, equipment and                                              and collects most of the
      personnel to carry out                                                   valuation data required for
administrative services related to                                            calculating each Portfolio's
each Portfolio and calculates each                                                   NAV per share.
Portfolio's NAV and distributions.

                                         Distribution

                                                  DISTRIBUTOR

                                             PFPC Distributors, Inc.


                                          Distributes the Portfolios'
                                                   shares.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES
--------------------------------------------------------------------------------

     Each Portfolio uses its best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

PLAIN TALK

                       WHAT IS NET ASSET VALUE OR "NAV"?

                           NAV = Assets - Liabilities
                                      --------------------
                                      Outstanding Shares

     PFPC determines the NAV per share of each Portfolio as of 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and as of 2:00 p.m. Eastern time for the Prime Money Market Portfolio and U.S. Government Portfolio on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

     Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

New Year's Day                Good Friday                   Labor Day
Martin Luther King, Jr.       Memorial Day                  Thanksgiving Day
  Day
Presidents' Day               Independence Day              Christmas Day

--------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                            HOW TO PURCHASE SHARES:

   --  Directly by mail or by wire
   -- As a client of Wilmington Trust Company ("Wilmington Trust") through a trust account or a corporate cash management account
   --  As a client of a Service Organization

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Service Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Money Market Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

    Regular mail:                                              Overnight mail:
    -------------                                              ---------------
    Wilmington Money Market Portfolios            Wilmington Money Market Portfolios
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 400 Bellevue Parkway, Suite 108
    Providence, RI 02940                          Wilmington, DE 19809

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in a Portfolio are accepted on the Business Day that federal funds are deposited for your account on or before 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and on or before 2:00 p.m. Eastern time for the Prime Money Market Portfolio and the U.S. Government Portfolio. Monies immediately convertible to federal funds are deposited for your account on or before 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and on or before 2:00 p.m. Eastern time for the Prime Money Market Portfolio and the U.S. Government Portfolio or checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in a Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

     Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to our Statement of Additional Information.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

   --  By mail
   --  By telephone

     You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day if received after 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and 2:00 p.m. Eastern time for the Prime Money Market Portfolio and the U.S. Government Portfolio or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    Regular mail:                                              Overnight mail:
    -------------                                              ---------------
    Wilmington Money Market Portfolios            Wilmington Money Market Portfolios
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 400 Bellevue Parkway, Suite 108
    Providence, RI 02940                          Wilmington, DE 19809

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     If the shares to be redeemed represent a recent investment made by a check, each Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our Statement of Additional Information.

--------------------------------------------------------------------------------

EXCHANGE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS AN EXCHANGE OF SHARES?

An exchange of shares allows you to move your money from one mutual fund to another within a family of funds.

     You may exchange all or a portion of your shares in a Portfolio for Service Shares of the following Portfolios:

     Wilmington Prime Money Market Portfolio

     Wilmington U.S. Government Portfolio

     Wilmington Tax-Exempt Portfolio

     Wilmington Balanced Portfolio

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     To obtain prospectuses of the other Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

Net investment income consists of interest earned by a mutual fund on its investments less accrued expenses.

     Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually.

     All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

     As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

     You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Portfolio so long as that Portfolio maintains a stable price of $1.00 a share. Dividend distributions by the Tax-Exempt Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Portfolio intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Tax-Exempt Portfolio may be taxable.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                     DISTRIBUTION AND SERVICE ARRANGEMENTS

     PFPC Distributors, Inc. manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------

SHAREHOLDER SERVICE FEES
--------------------------------------------------------------------------------

     The Board of Trustees has adopted a shareholder service plan authorizing each Portfolio to pay service providers an annual fee not exceeding 0.25% of a Portfolio's average daily net assets of the Service Shares to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

     Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolios, will pay its proportionate share of the master fund's expenses.

     For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

--------------------------------------------------------------------------------

SHARE CLASSES
--------------------------------------------------------------------------------

     The Portfolios issue Investor and Service Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolios and are subject to a shareholder service fee. Investor Shares are not subject to a shareholder service fee, but are subject to a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings and operating results for a Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of a Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

    WT Mutual Fund
     c/o PFPC Inc.
     400 Bellevue Parkway, Suite 108
     Wilmington, Delaware 19809
     (800) 336-9970
     9:00 a.m. to 5:00 p.m., Eastern time

     Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

WMMPS-Pros-11/02

                                                                 WILMINGTON
                                                                      FUNDS
    money market portfolios
    SERVICE SHARES
    PROSPECTUS    NOVEMBER 1, 2002

                                                                           MONEY
                                                                          MARKET
                                                                      PORTFOLIOS

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------

                    WILMINGTON PRIME MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                        WILMINGTON TAX-EXEMPT PORTFOLIO

                               OF WT MUTUAL FUND
                                INVESTOR SHARES
--------------------------------------------------------------------------------

                       PROSPECTUS DATED NOVEMBER 1, 2002

     This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Portfolios:

         --  are not bank deposits

         -- are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         --  are not federally insured

         -- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency

         --  are not guaranteed to achieve their goal(s)

         --  may not be able to maintain a stable $1 share price

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTIONS

A look at the goals,
strategies,
risks and expenses of each
Portfolio.                       Summary.......................................3

                                 Performance Information.......................5

                                 Fees and Expenses.............................8

                                 Example.......................................9

                                 Investment Objectives.........................9

                                 Primary Investment Strategies................10

                                 Additional Risk Information..................11

                                 Financial Highlights.........................12

Details about the service
providers.                  MANAGEMENT OF THE PORTFOLIOS

                                 Investment Adviser...........................15

                                 Service Providers............................16

Policies and instructions
for
opening, maintaining and
closing an account in any
of
the Portfolios.             SHAREHOLDER INFORMATION

                                 Pricing of Shares............................17

                                 Purchase of Shares...........................17

                                 Redemption of Shares.........................19

                                 Exchange of Shares...........................21

                                 Distributions................................22

                                 Taxes........................................22

Details on the Portfolios'
distribution plans,
master/feeder arrangement
and share classes.          DISTRIBUTION ARRANGEMENTS

                                 Rule 12b-1 Fees..............................23

                                 Master/Feeder Structure......................23

                                 Share Classes................................23

                            FOR MORE INFORMATION..............................24

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                    WILMINGTON PRIME MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                        WILMINGTON TAX-EXEMPT PORTFOLIO

                                INVESTOR SHARES
--------------------------------------------------------------------------------

                             PORTFOLIO DESCRIPTIONS

PLAIN TALK

                          WHAT ARE MONEY MARKET FUNDS?

Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.

--------------------------------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------------------------------
Investment Objective                  --     The WILMINGTON PRIME MONEY MARKET and WILMINGTON U.S.
                                             GOVERNMENT PORTFOLIOS each seek high current income, while preserving capital and liquidity.
                                      --     The WILMINGTON TAX-EXEMPT PORTFOLIO seeks high current
                                             interest income exempt from Federal income taxes while
                                             preserving principal.
--------------------------------------------------------------------------------------------------------
Investment Focus                      --     Money market instruments.
--------------------------------------------------------------------------------------------------------
Share Price Volatility                --     Each Portfolio will strive to maintain a stable $1.00 share price.
--------------------------------------------------------------------------------------------------------
Principal Investment Strategy         --     Each Portfolio operates as a "feeder fund" which means that the Portfolio does not buy individual securities directly.
                                             Instead, it invests in a corresponding mutual fund or
                                             "master fund," which in turn purchases investment
                                             securities. The Portfolios invest all of their assets in
                                             master funds, which are separate series of WT Investment
                                             Trust I. Each Portfolio and its corresponding Series have
                                             the same investment objective, policies and limitations.
                                      --     The WILMINGTON PRIME MONEY MARKET PORTFOLIO invests in the
                                             Prime Money Market Series, which invests in money market
                                             instruments, including bank obligations, high quality
                                             commercial paper and U.S. Government obligations.

                                      --     The WILMINGTON U.S. GOVERNMENT PORTFOLIO invests in the
                                             U.S. Government Series, which invests at least 80% of its
                                             assets in U.S. Government obligations and repurchase
                                             agreements collateralized by such obligations.
                                      --     The WILMINGTON TAX-EXEMPT PORTFOLIO invests in the
                                             Tax-Exempt Series, which invests in high quality municipal obligations, municipal bonds and other instruments exempt
                                             from Federal income tax.
                                      --     In selecting securities for the Series, the adviser seeks
                                             current income, liquidity and safety of principal. The
                                             adviser may sell securities if the securities are
                                             downgraded to a lower ratings category.
                                      --     Each of the WILMINGTON PRIME MONEY MARKET, the WILMINGTON
                                             U.S. GOVERNMENT and the WILMINGTON TAX-EXEMPT PORTFOLIOS,
                                             through its corresponding Series, may invest more than 25%
                                             of its total assets in the obligations of banks, finance
                                             companies and utilities.
--------------------------------------------------------------------------------------------------------
Principal Risks                       The Portfolios are subject to risks summarized below which are further described under "Additional Risk Information."
                                      --     An investment in a Portfolio is not a deposit of Wilmington
                                             Trust Company or any of its affiliates and is not insured
                                             or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Portfolio
                                             seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a
                                             Portfolio.
                                      --     The obligations in which the Portfolios invest through
                                             their corresponding Series are subject to credit risk and
                                             interest rate risk. Typically, when interest rates rise,
                                             the market prices of debt securities go down.
                                      --     The performance of a Portfolio will depend on whether or
                                             not the adviser is successful in pursuing an investment
                                             strategy.
--------------------------------------------------------------------------------------------------------
Investor Profile                       --   Conservative
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

                    WILMINGTON PRIME MONEY MARKET PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

                 ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

1992                                                                             3.61%
1993                                                                             2.86%
1994                                                                             3.89%
1995                                                                             5.63%
1996                                                                             5.08%
1997                                                                             5.22%
1998                                                                             5.17%
1999                                                                              4.8%
2000                                                                             6.11%
2001                                                                             3.92%

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: 1.15%

     This bar chart shows changes in the performance of the Portfolio's Investor Shares from calendar year to calendar year.

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              1.57%                              0.59%
       (December 31, 2000)                (December 31, 2001)

AVERAGE ANNUAL RETURNS AS OF 12/31/01                       1 year      5 years      10 years
-------------------------------------                       ------      -------      --------
Prime Money Market Portfolio-Investor Shares                3.92%        5.04%        4.63%

                      WILMINGTON U.S. GOVERNMENT PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

                 ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

1992                                                                             3.38%
1993                                                                             2.82%
1994                                                                             3.82%
1995                                                                             5.51%
1996                                                                             4.99%
1997                                                                             5.12%
1998                                                                             5.07%
1999                                                                             4.69%
2000                                                                             5.94%
2001                                                                             3.71%

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: 0.99%

     This bar chart shows changes in the performance of the Portfolio's Investor Shares from calendar year to calendar year.

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              1.54%                              0.51%
       (December 31, 2000)                (December 31, 2001)

AVERAGE ANNUAL RETURNS AS OF 12/31/01                       1 year      5 years      10 years
-------------------------------------                       ------      -------      --------
U.S. Government Portfolio-Investor Shares                   3.71%        4.90%        4.50%

                        WILMINGTON TAX-EXEMPT PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

                 ANNUAL RETURNS FOR THE PAST 10 CALENDAR YEARS

1992                                                                             2.66%
----                                                                             ----
1993                                                                             1.98%
1994                                                                             2.42%
1995                                                                             3.47%
1996                                                                             3.01%
1997                                                                             3.15%
1998                                                                             2.98%
1999                                                                             2.76%
2000                                                                             3.65%
2001                                                                             2.30%

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: 0.67%

     This bar chart shows changes in the performance of the Portfolio's Investor Shares from calendar year to calendar year.

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              0.96%                              0.35%
       (December 31, 2000)                (December 31, 2001)

AVERAGE ANNUAL RETURNS AS OF 12/31/01                       1 year      5 years      10 years
-------------------------------------                       ------      -------      --------
Tax-Exempt Portfolio-Investor Shares                        2.30%        2.97%        2.84%

PLAIN TALK

                                 WHAT IS YIELD?

Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

     You may call (800) 336-9970 to obtain a Portfolio's current 7-day yield.

--------------------------------------------------------------------------------

FEES AND EXPENSES
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT ARE MUTUAL FUND EXPENSES?

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. The Portfolios' expenses in the table below are shown as a percentage of the Portfolios' net assets. These expenses are deducted from Portfolio assets.

     The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of a Portfolio. No sales charges or other fees are paid directly from your investment.

                                INVESTOR SHARES

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(1):

                                                               U.S.
                                           Prime Money      Government   Tax-Exempt
                                         Market Portfolio   Portfolio    Portfolio
                                         ----------------   ----------   ----------
Management fees                                0.43%           0.47%        0.47%
Distribution (12b-1) fees(2)                   0.10%           0.10%        0.10%
Other expenses                                 0.04%           0.06%        0.06%
TOTAL ANNUAL OPERATING EXPENSES                0.57%           0.63%        0.63%

1 This table and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.
2 While the Distribution (12b-1) Plan provides for reimbursement of up to 0.20% of each Portfolio's average net assets, the Board of Trustees has authorized annual payments of up to 0.10% of each Portfolio's average net assets.

--------------------------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in Investor Shares of each Portfolio with the cost of investing in other mutual funds. The tables below show what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         --  you reinvested all dividends;

         --  the average annual return was 5%;

         -- the Portfolio's total operating expenses are charged and remain the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                         1 Year      3 Years      5 Years      10 Years
---------------                         ------      -------      -------      --------
Prime Money Market Portfolio             $57         $183         $318          $714
U.S. Government Portfolio                $64         $202         $351          $786
Tax-Exempt Portfolio                     $64         $202         $351          $786

     The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

     The WILMINGTON PRIME MONEY MARKET and the WILMINGTON U.S. GOVERNMENT PORTFOLIOS each seek a high level of current income consistent with the preservation of capital and liquidity. The WILMINGTON TAX-EXEMPT PORTFOLIO seeks as high a level of interest income exempt from Federal income tax as is consistent with preservation of principal.

     The investment objectives for each Portfolio may not be changed without shareholder approval. Each Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The WILMINGTON PRIME MONEY MARKET PORTFOLIO invests its assets in the Prime Money Market Series, which in turn invests in:

         -- U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

         -- commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO");

         -- corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

         --  U.S. Government obligations;

         --  high quality municipal securities; and

         -- repurchase agreements that are fully collateralized by U.S. Government obligations.

     U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     The WILMINGTON U.S. GOVERNMENT PORTFOLIO invests its assets in the U.S. Government Series, which in turn invests at least 80% of its total assets in:

         --  U.S. Government obligations; and

         -- repurchase agreements that are fully collateralized by such obligations.

     The WILMINGTON TAX-EXEMPT PORTFOLIO invests its assets in the Tax-Exempt Series, which in turn invests in:

         --  high quality municipal obligations and municipal bonds;

         --  floating and variable rate obligations;

         --  participation interests;

         --  high quality tax-exempt commercial paper; and

         --  high quality short-term municipal notes.

     The Tax-Exempt Series has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from Federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the Federal alternative minimum tax.

     High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch, Inc. (or by one NRSRO if only one NRSRO has issued a rating), or (2), if unrated, are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

     Each Series also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our Statement of Additional Information:

         -- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         -- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

         -- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Portfolio will vary with changes in interest rates.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

         -- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Investor Share of a Portfolio. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Portfolio's financial statements, is included in the Investor Shares' Annual Report, which is available without charge upon request.

                                                                         For the Period
                                            For the Fiscal Years           October 1,      For the Fiscal Years
                                               Ended June 30,                 1998          Ended September 30,
                                       -------------------------------      through       -----------------------
PRIME MONEY MARKET PORTFOLIO --         2002       2001       2000+      June 30, 1999+     1998+        1997+
INVESTOR SHARES                        -------   --------   ----------   --------------   ----------   ----------
NET ASSET VALUE -- BEGINNING OF
  PERIOD.............................  $  1.00   $   1.00   $     1.00     $     1.00     $     1.00   $     1.00
                                       -------   --------   ----------     ----------     ----------   ----------
INVESTMENT OPERATIONS:
  Net investment income..............     0.02       0.06         0.05           0.04           0.05         0.05
                                       -------   --------   ----------     ----------     ----------   ----------
DISTRIBUTIONS:
  From net investment income.........    (0.02)     (0.06)       (0.05)         (0.04)         (0.05)       (0.05)
  From net realized gain.............       --(2)       --          --             --             --           --
                                       -------   --------   ----------     ----------     ----------   ----------
  Total distributions................    (0.02)     (0.06)       (0.05)         (0.04)         (0.05)       (0.05)
                                       -------   --------   ----------     ----------     ----------   ----------
NET ASSET VALUE -- END OF PERIOD.....  $  1.00   $   1.00   $     1.00     $     1.00     $     1.00   $     1.00
                                       =======   ========   ==========     ==========     ==========   ==========
TOTAL RETURN.........................    2.26%      5.68%        5.45%          3.51%**        5.26%        5.17%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses...........................    0.43%      0.48%        0.50%          0.52%*         0.53%        0.54%
  Net investment income..............    2.54%      5.70%        5.35%          4.61%*         5.13%        5.06%
Net assets at end of period (000
  omitted)...........................  $43,314   $382,884   $2,064,018     $1,651,174     $1,702,734   $1,191,271

*   Annualized.
**  Not annualized.
+ Effective November 1, 1999, the Rodney Square Money Market Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Prime Money Market Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Prime Money Market Series.
(2) Distributions were less than $0.01 per share.

                                                                        For the Period
                                             For the Fiscal Years         October 1,     For the Fiscal Years
                                                Ended June 30,               1998         Ended September 30,
                                         ----------------------------      through       ---------------------
U.S. GOVERNMENT PORTFOLIO --              2002      2001      2000+     June 30,1999+      1998+       1997+
INVESTOR SHARES                          -------   -------   --------   --------------   ---------   ---------
NET ASSET VALUE -- BEGINNING OF
  PERIOD...............................  $  1.00   $  1.00   $   1.00      $   1.00      $   1.00    $   1.00
                                         -------   -------   --------      --------      --------    --------
INVESTMENT OPERATIONS:
  Net investment income................     0.02      0.05       0.05          0.03          0.05        0.05
                                         -------   -------   --------      --------      --------    --------
DISTRIBUTIONS:
  From net investment income...........    (0.02)    (0.05)     (0.05)        (0.03)        (0.05)      (0.05)
  From net realized gain...............       --(2)      --        --            --            --          --
                                         -------   -------   --------      --------      --------    --------
  Total distributions..................    (0.02)    (0.05)     (0.05)        (0.03)        (0.05)      (0.05)
                                         -------   -------   --------      --------      --------    --------
NET ASSET VALUE -- END OF PERIOD.......  $  1.00   $  1.00   $   1.00      $   1.00      $   1.00    $   1.00
                                         =======   =======   ========      ========      ========    ========
TOTAL RETURN...........................    2.02%     5.50%      5.25%         3.42%**       5.19%       5.07%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses.............................    0.54%     0.54%      0.54%         0.54%*        0.54%       0.55%
  Net investment income................    2.37%     5.59%      5.17%         4.51%*        5.06%       4.96%
Net assets at end of period
  (000 omitted)........................  $23,576   $95,324   $765,121      $547,833      $802,153    $378,475

*   Annualized.
**  Not annualized.
+ Effective November 1, 1999, the Rodney Square U.S. Government Portfolio ("Rodney Square Portfolio") was merged into the Wilmington U.S. Government Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- U.S. Government Series.
(2) Distributions were less than $0.01 per share.

                                                                         For the Period
                                              For the Fiscal Years         October 1,     For the Fiscal Years
                                                 Ended June 30,               1998         Ended September 30,
                                          ----------------------------      through       ---------------------
                                           2002      2001      2000+     June 30,1999+      1998+       1997+
TAX-EXEMPT PORTFOLIO -- INVESTOR SHARES   -------   -------   --------   --------------   ---------   ---------
NET ASSET VALUE -- BEGINNING OF
  PERIOD...............................   $  1.00   $  1.00   $   1.00      $   1.00      $   1.00    $   1.00
                                          -------   -------   --------      --------      --------    --------
INVESTMENT OPERATIONS:
  Net investment income................      0.01      0.03       0.03          0.02          0.03        0.03
                                          -------   -------   --------      --------      --------    --------
DISTRIBUTIONS:
  From net investment income...........     (0.01)    (0.03)     (0.03)        (0.02)        (0.03)      (0.03)
                                          -------   -------   --------      --------      --------    --------
NET ASSET VALUE -- END OF PERIOD.......   $  1.00   $  1.00   $   1.00      $   1.00      $   1.00    $   1.00
                                          =======   =======   ========      ========      ========    ========
TOTAL RETURN...........................     1.30%     3.38%      3.23%         1.96%**       3.11%       3.09%
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:(1)
  Expenses.............................     0.56%     0.53%      0.55%         0.55%*        0.55%       0.57%
  Net investment income................     1.49%     3.36%      3.21%         2.58%*        3.05%       3.05%
Net assets at end of period
  (000 omitted)........................   $29,597   $65,138   $483,092      $451,509      $392,610    $280,864

*   Annualized.
**  Not annualized.
+ Effective November 1, 1999, the Rodney Square Tax-Exempt Fund ("Rodney Square Portfolio") was merged into the Wilmington Tax-Exempt Portfolio. The financial highlights for the periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Tax-Exempt Series.

                          MANAGEMENT OF THE PORTFOLIOS

     The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the mutual fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

     Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2002, RSMC had $5.4 billion assets under management.

     For the twelve months ended June 30, 2002, the Prime Money Market Series, the U.S. Government Series and the Tax-Exempt Series paid RSMC 0.43%, 0.47% and 0.47%, respectively, of the Series' average daily net assets for investment advisory services.

--------------------------------------------------------------------------------

SERVICE PROVIDERS
--------------------------------------------------------------------------------

     The chart below provides information on the primary service providers.



Asset                                                                        Shareholder
Management                                                                   Services

       INVESTMENT ADVISER                                                            TRANSFER AGENT
  Rodney Square Management Corp.                                                        PFPC Inc.
     1100 North Market Street                                                     400 Bellevue Parkway
       Wilmington, DE 19890                                                       Wilmington, DE 19809


                                                                              Handles shareholder services,
 Manages each Series' business and                                             including recordkeeping and
      investment activities.                                                     statements, payment of
                                                                             distribution and processing of
                                                                                 buy and sell requests.

                                           WT MUTUAL FUND

                                       WILMINGTON PRIME MONEY
                                         MARKET PORTFOLIO

                                     WILMINGTON U.S. GOVERNMENT
                                            PORTFOLIO

                                       WILMINGTON TAX-EXEMPT
Fund                                        PORTFOLIO                        Asset
Operations                                                                   Safe Keeping

         ADMINISTRATOR                                                                  CUSTODIAN

  Rodney Square Management Corp.                                                Wilmington Trust Company
     1100 North Market Street                                                   1100 North Market Street
       Wilmington, DE 19890                                                       Wilmington, DE 19890

       SUB-ADMINISTRATOR AND
         ACCOUNTING AGENT

             PFPC Inc.
       400 Bellevue Parkway
       Wilmington, DE 19809                                                  Holds each Portfolio's assets,
                                                                              settles all portfolio trades
Provides facilities, equipment and                                              and collects most of the
      personnel to carry out                                                   valuation data required for
administrative services related to                                            calculating each Portfolio's
each Portfolio and calculates each                                                   NAV per share.
Portfolio's NAV and distributions.

                                         Distribution

                                                  DISTRIBUTOR

                                             PFPC Distributors, Inc.


                                          Distributes the Portfolios'
                                                   shares.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES
--------------------------------------------------------------------------------

     Each Portfolio uses its best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

PLAIN TALK

                       WHAT IS NET ASSET VALUE OR "NAV"?

                           NAV = Assets - Liabilities
                    ------------------------------------------------------------
                                      Outstanding Shares

     PFPC determines the NAV per share of each Portfolio as of 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and as of 2:00 p.m. Eastern time for the Prime Money Market Portfolio and U.S. Government Portfolio on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

     Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

New Year's Day                Good Friday                   Labor Day
Martin Luther King, Jr.       Memorial Day                  Thanksgiving Day
Day                           Independence Day              Christmas Day
Presidents' Day

--------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                            HOW TO PURCHASE SHARES:

   --  Directly by mail or by wire
   -- As a client of Wilmington Trust Company ("Wilmington Trust") through a trust account or a corporate cash management account
   --  As a client of a Service Organization

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Money Market Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

    Regular mail:                                              Overnight mail:
    -------------                                              ---------------
    Wilmington Money Market Portfolios            Wilmington Money Market Portfolios
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 400 Bellevue Parkway, Suite 108
    Providence, RI 02940                          Wilmington, DE 19809

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in a Portfolio are accepted on the Business Day that federal funds are deposited for your account on or before 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and on or before 2:00 p.m. Eastern time for the Prime Money Market Portfolio and the U.S. Government Portfolio. Monies immediately convertible to federal funds are deposited for your account on or before 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and on or before 2:00 p.m. Eastern time for the Prime Money Market Portfolio and the U.S. Government Portfolio or checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in a Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

     Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to our Statement of Additional Information.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

   --  By mail
   --  By telephone
   --  By check

     You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day if received after 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and 2:00 p.m. Eastern time for the Prime Money Market Portfolio and the U.S. Government Portfolio or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    Regular mail:                                              Overnight mail:
    -------------                                              ---------------
    Wilmington Money Market Portfolios            Wilmington Money Market Portfolios
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 400 Bellevue Parkway, Suite 108
    Providence, RI 02940                          Wilmington, DE 19809

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     BY CHECK: You may use the checkwriting option to redeem Portfolio shares by drawing a check for $500 or more against a Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Portfolio shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and other returned checks. These charges will be paid by redeeming automatically an appropriate number of Portfolio shares. Each Portfolio and the transfer agent reserve the right to terminate or alter the checkwriting service at any time. The transfer agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the check writing service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     If the shares to be redeemed represent a recent investment made by a check, each Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our Statement of Additional Information.

--------------------------------------------------------------------------------

EXCHANGE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS AN EXCHANGE OF SHARES?

An exchange of shares allows you to move your money from one fund to another fund within a family of funds.

     You may exchange all or a portion of your shares in a Portfolio for Investor Shares of the following Portfolios:

     Wilmington Prime Money Market Portfolio

     Wilmington U.S. Government Portfolio

     Wilmington Tax-Exempt Portfolio

     Wilmington Short/Intermediate Bond
     Portfolio

     Wilmington Broad Market Bond Portfolio

     Wilmington Municipal Bond Portfolio

     Wilmington Balanced Portfolio

Wilmington Large Cap Growth Portfolio

Wilmington Large Cap Core Portfolio

Wilmington Small Cap Core Portfolio

Wilmington International Multi-Manager Portfolio

Wilmington Large Cap Value Portfolio

Wilmington Mid Cap Value Portfolio

Wilmington Small Cap Value Portfolio

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     To obtain prospectuses of the other Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

Net investment income consists of interest earned by a mutual fund on its investments less accrued expenses.

     Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually.

     All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

     As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

     You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Portfolio so long as that Portfolio maintains a stable price of $1.00 a share. Dividend distributions by the Tax-Exempt Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Portfolio intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Tax-Exempt Portfolio may be taxable.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

     PFPC Distributors, Inc. ("Distributor") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than the Rule 12b-1 fees described below, the Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------

RULE 12B-1 FEES
--------------------------------------------------------------------------------

PLAIN TALK

                              WHAT ARE 12B-1 FEES?

Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

     The Investor Shares of each Portfolio has adopted a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. While the Distribution (12b-1) Plan provides for reimbursement of up to 0.20% of each Portfolio's average net assets, the Board of Trustees has authorized annual payments of up to 0.10% of each Portfolio's average net assets.

--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

     Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolios, will pay its proportionate share of the master fund's expenses.

     For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

--------------------------------------------------------------------------------

SHARE CLASSES
--------------------------------------------------------------------------------

     The Portfolios issue Investor and Service Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Services Shares are offered to investors who use a financial intermediary to process transactions.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings and operating results for a Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of a Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

     WT Mutual Fund
     c/o PFPC Inc.
     400 Bellevue Parkway
     Suite 108
     Wilmington, Delaware 19809
     (800) 336-9970
     9:00 a.m. to 5:00 p.m., Eastern time

     Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

WMMP-Pros-11/02

                                                                 WILMINGTON
                                                                      FUNDS
    money market portfolios
    INVESTOR SHARES
    PROSPECTUS    NOVEMBER 1, 2002

                                                                           MONEY
                                                                          MARKET
                                                                      PORTFOLIOS

                                     ROXBURY
                             CAPITAL MANAGEMENT, LLC

                                     * * * *

                            THE ROXBURY MID CAP FUND
================================================================================

                        PROSPECTUS DATED NOVEMBER 1, 2002

This prospectus contains important information about the Fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.

 PRESENTLY CLASS A SHARES OF THE FUND ARE BEING OFFERED ONLY TO CERTAIN PERSONS
   ELIGIBLE TO PURCHASE CLASS A SHARES AT NET ASSET VALUE. SEE "SALES CHARGE
                            REDUCTIONS AND WAIVERS."
           CLASS B AND CLASS C SHARES ARE NOT CURRENTLY BEING OFFERED.

                                TABLE OF CONTENTS

A look at the goals,
strategies,risks             FUND DESCRIPTION
and expenses of the              Summary..............................................1
Fund.                            Performance Information .............................2
                                 Fees and Expenses ...................................3
                                 Investment Objective.................................6
                                 Primary Investment Strategies........................6
                                 Additional Risk Information..........................8
                                 Financial Highlights................................10

Details about the            MANAGEMENT OF THE FUND
service providers.               Investment Adviser..................................11
                                 Fund Manager........................................11
                                 Service Providers...................................12

Policies and instructions    SHAREHOLDER INFORMATION
for opening, maintaining         How Share Price is Calculated.......................13
and closing an account           Selecting the Correct Class of Shares...............13
in the Fund.                     Sales Charge Reductions and Waivers.................15
                                 Purchase of Shares..................................17
                                 Redemption of Shares................................18
                                 Distributions.......................................19
                                 Taxes...............................................19

Details on distribution      DISTRIBUTION AND SERVICE ARRANGEMENTS
plans, distribution and
service fees and the             Rule 12b-1 Fees.....................................20
Fund's master/feeder             Shareholder Service Fees............................21
arrangement.                     Master/Feeder Structure.............................21

                             FOR MORE INFORMATION............................BACK COVER

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                              ROXBURY MID CAP FUND

FUND DESCRIPTION

      PLAIN TALK

   --------------------------------------------------------------------------
                             WHAT IS A MUTUAL FUND?

      A mutual fund pools shareholders' money and, using a professional investment manager, invests in securities like stocks and bonds.
      --------------------------------------------------------------------------

SUMMARY

      PLAIN TALK

      --------------------------------------------------------------------------
                              WHAT DOES "CAP" MEAN?

      Cap or the market capitalization of a company means the value of all of the outstanding shares of the company's common stock in the stock market.
      --------------------------------------------------------------------------

Investment Objective       -    The ROXBURY MID CAP FUND seeks superior long-
                                term growth of capital.
--------------------------------------------------------------------------------
Investment Focus           -    Equity securities (generally common stocks)
--------------------------------------------------------------------------------
Share Price Volatility     -    Moderate to high
--------------------------------------------------------------------------------
Principal Investment       - -  The Fund operates as a "feeder fund" which means
Strategies                      that the Fund does not buy individual securities
                                directly. Instead, it invests in a corresponding
                                mutual fund or "master fund," which in turn
                                purchases the actual stock holdings. The Fund's
                                master fund is the Mid Cap Series (the "Series")
                                of WT Investment Trust I.

                           - In a master/feeder arrangement, a feeder fund, like the Fund, takes your investment dollars and transfers them to an even larger pool, like the Series, for greater efficiency. The Fund and the Series have the same investment objective, policies and limitations. When this prospectus refers to investments of the Fund it is actually referring to the investments of the Series.

                           - The Fund invests all or substantially all of its assets in the Series, which invests in a diversified portfolio of high growth companies with stocks that exhibit consistent above-average growth prospects.

                           - The Fund invests in equity securities (generally common stocks) of corporations with a medium market capitalization (those with market capitalizations similar to companies in the S&P
                                MidCap 400 Index).

                          -     Roxbury Capital Management, LLC (the "Adviser")
                                purchases stocks, and in the case of foreign
                                companies, American Depositary Receipts
                                ("ADRs"), it believes exhibit consistent,
                                above-average earnings growth, superior quality
                                and attractive risk/reward characteristics.
                                The Adviser analyzes the stocks of over
                                2,000 companies to search for high quality
                                companies that are growing at substantially
                                greater rates than the market's average rate.
                                The Adviser's approach focuses on stock
                                selection and generally sells stocks when the
                                risk/rewards of a stock turn negative, when
                                company fundamentals deteriorate, or when a
                                stock under performs the market or its peer
                                group.
--------------------------------------------------------------------------------
Principal Risks           The Fund is subject to the following risks
                          summarized below which are further described under
                          "Additional Risk Information."

                          - The prices of securities in which the Fund invests may fluctuate due to these securities being traded infrequently and in limited volumes. There may also be less publicly available information about mid cap companies as compared to larger companies.

                          - There is no guarantee that the stock market or the stocks that the Fund buys will always increase in value. Therefore, it is possible to lose money by investing in the Fund.

                          - The Fund's share price will fluctuate in response to changes in the market value of the Fund's investments. Market value will change as a result of business developments affecting an issuer as well as general market and economic conditions.

                          - Growth-oriented investments may be more volatile than the rest of the U.S. stock market as a whole.

                          -     Investments in a foreign market are subject to
                                foreign security risk and the risk of losses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                caused by changes in foreign currency exchange
                                rates.
--------------------------------------------------------------------------------
                           -    The performance of the Fund will depend on how
                                successfully the Adviser pursues its investment
                                strategy.
--------------------------------------------------------------------------------
Investor Profile           -    Investors who want the value of their investment
                                to grow and who are willing to accept more
                                volatility for the possibility of returns.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in Class A Shares of the Fund. Returns of Class B and Class C Shares will differ to the extent that they have different expenses. Currently, Class B and Class C Shares are not being offered. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. The bar chart does not reflect sales charges. If it did, returns would be less than those shown. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

                          ANNUAL RETURNS (BEFORE TAXES)
                      FOR THE CALENDAR YEAR SINCE INCEPTION

                                  [BAR CHART]

        2001
        3.16%

      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: (33.07)%

                       BEST QUARTER                  WORST QUARTER
                          17.58%                        (20.00)%
                      (June 30, 2001)             (September 30, 2001)

PLAIN TALK

--------------------------------------------------------------------------------
                                WHAT IS AN INDEX?

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2001

                                                                                           SINCE INCEPTION
                                                                                1 YEAR    (DECEMBER 14, 2000)
Before Taxes                                                                    (2.52)%          (2.75)%
After Taxes on Distributions(1,2)                                               (3.17)%          (3.38)%
After Taxes on Distributions and Sales of Fund Shares(1,2)                      (1.54)%          (2.51)%
S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) (3)    (0.62)%           2.66%

(1) These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class A Shares only; after-tax returns for Class B and Class C Shares will vary.

(3) The S&P MidCap 400 Index consists of 400 stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. It is a market-value weighted unmanaged index (stock price times number of shares outstanding), with each stock's weight in the S&P MidCap 400 Index proportionate to its market value.

FEES AND EXPENSES

      PLAIN TALK

      --------------------------------------------------------------------------
                             WHAT ARE FUND EXPENSES?

      Every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its average annual net assets. Sales charges are deducted once when you make or redeem your investment. Expenses are deducted from Fund assets.
      --------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers different share classes to allow you to maximize your potential return depending on your and your financial consultant's current expectations for your investment in the Fund.

      PLAIN TALK

      --------------------------------------------------------------------------
                             WHAT ARE SALES CHARGES?

      The sales charge or load that you pay is a separate fee based on how much you invest. This fee compensates your financial consultant for providing you with investment assistance and on-going service as well as handling all the paperwork associated with your investment and any subsequent adjustments you make. For your convenience, the Fund is offered in several classes, giving you several ways to pay this fee.
      --------------------------------------------------------------------------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)    CLASS A     CLASS B(A)    CLASS C
Maximum sales charge (load) imposed on                        5.50%(b)       None        None
   purchases (as a percentage of offering price)
Maximum deferred sales charge                                  None(c)      5.00%(d)    1.00%(e)
Maximum sales charge imposed on                                None          None        None
   reinvested dividends (and other
   distributions)
Redemption fee(f)                                              None          None        None

(a) Class B Shares convert to Class A Shares automatically at the end of the eighth year (96th month) after purchase. Investors seeking to purchase Class B Shares in amounts that exceed $250,000 should discuss with their financial consultant whether the purchase of another class would be more appropriate; such orders may be rejected by the Fund.

(b)   Reduced for purchases of $50,000 and more.

(c) Class A Shares are not subject to a contingent deferred sales charge (a "CDSC"); except certain purchases that are not subject to an initial sales charge may instead be subject to a CDSC of 1.00% of amounts redeemed within the first year of purchase. Such a CDSC may be waived in connection with redemptions to participants in certain fee-based programs.

(d) 5.00% during the first year; 4.00% during the second year; 3.00% during the third and fourth years; 2.00% during the fifth year; and 1.00% during the sixth year. Class B Shares automatically convert into Class A Shares at the end of the eighth year after purchase and thereafter will not be subject to a CDSC.

(e) Class C Shares are subject to a 1.00% CDSC only if redeemed within the first 18 months after purchase.

(f) If you redeem shares via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees, that will be directly deducted from your redemption proceeds. If you request redemption checks to be sent by overnight mail, you may be required to pay a $10 fee that will be directly deducted from your redemption proceeds.

ANNUAL FUND OPERATING EXPENSES(1)
                                                  CLASS A       CLASS B     CLASS C
                                                  -------       -------     -------
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management fees                                     0.75%         0.75%        0.75%
Distribution (12b-1) fee                             None         0.75%        0.75%
Shareholder Service fee                             0.25%         0.25%        0.25%
Other Expenses(2)                                  62.66%        62.66%(3)    62.66%(3)
                                                   ------        ------       ------
Total Annual Operating Expenses(4)                 63.66%        64.41%      64.41%
Cost Reduction                                    (62.11)%      (62.11)%    (62.11)%
                                                   ------        ------       ------
TOTAL NET EXPENSES                                  1.55%         2.30%        2.30%
                                                   ======        ======       ======

-------------------------

(1) The table above and the example below each reflect the aggregate annual operating expenses of the Fund and the Series.

(2) Since certain operating expenses of the Fund are based on its asset size and the number of shareholders the Fund has, the relatively small asset size of the Fund impacts the ratio of "Other Expenses" and has the effect of shareholders bearing a larger percentage of operating expenses.
(3) "Other Expenses" are based on estimated amounts for the current fiscal year.

(4) The Adviser has a contractual obligation through November 2015 to waive a portion of its fees and assume certain expenses of the Fund to limit the total annual operating expenses to 1.55% for Class A Shares and 2.30% for each of Class B and Class C Shares.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

-     you reinvested all dividends and other distributions;

-     the average annual return was 5%;

- the Fund's total operating expenses (reflecting contractual waivers and reimbursements) are charged and remain the same over the time periods; and

-     you redeemed all of your investment at the end of the time period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                1 YEAR   3 YEARS     5 YEARS   10 YEARS
                                                ------   -------     -------   --------
Class A(1)                                       $699     $1,013     $1,348     $2,294
Class B (assuming no redemption)                 $233     $  718     $1,230     $2,448
Class B (assuming complete redemption at
  the end of the 1 year or 3 year period)(2)     $733     $1,018     $1,430     $2,448
Class C (assuming no redemption)                 $233     $  718     $1,230     $2,636
Class C (assuming complete redemption at
  the end of the 1 year or 3 year period)(2)     $333     $  718     $1,230     $2,636

(1)   Assumes deduction at the time of purchase of maximum sales charge.

(2)   Assumes deduction at redemption of maximum deferred sales charge.

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.



INVESTMENT OBJECTIVE

The Fund and the Series seek superior long-term growth of capital.

For purposes of this investment objective, "superior" long-term growth of capital means long-term growth of capital from an investment in a group of mid-cap securities that exceeds the return of the S&P MidCap 400 Index. This investment objective may not be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

      PLAIN TALK

      --------------------------------------------------------------------------
                             WHAT ARE GROWTH FUNDS?

      Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.
      --------------------------------------------------------------------------

The Fund seeks to achieve its investment objective by investing its assets in the Series. The Series, under normal market conditions, may invest up to 100% of its total assets in the following equity (or equity-related securities):

- common stocks of corporations that are judged by the Adviser to have strong growth characteristics and, with respect to at least 80% of the Series' total assets, have a market capitalization within the capitalization range of the S&P MidCap 400 Index;

- American Depositary Receipts ("ADRs"), which are negotiable certificates held in a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. stock exchange. ADRs make it easier for U.S. citizens to invest in foreign companies, due to the widespread availability of dollar-denominated price information, lower transaction costs, and timely dividend distributions. An American Depositary Share or ADS is the share issued under an American Depositary Receipt agreement which is actually traded;

- securities convertible into the common stock of corporations described above; and

-     options on common stock or options on stock indices.

Mid-cap companies are those whose capitalization is similar to the market capitalization of companies in the S&P MidCap 400 Index at the time of the Fund's investment. The Adviser looks for quality, sustainable-growth stocks within the mid-cap portion of the market. At the time of initial purchase, an investment's market capitalization will fall within the capitalization range of the S&P MidCap 400 Index. Due to market price adjustments or other events after the time of purchase, it is possible that an investment's market capitalization may drift above or below this range. Nevertheless, companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The Series is not limited to only mid-cap companies, and under normal market conditions, may invest up to 20% of its assets in stocks of companies in other capitalizations.

The Adviser believes that over the long-term, companies that experience a higher growth in earnings and cash flow per share will achieve higher investment returns. By consistently investing in a diversified portfolio of high growth companies and by applying valuation disciplines, the Adviser believes that superior long-term investment returns can be achieved at an acceptable level of risk.

The Adviser uses a bottom-up approach to investing. This investment approach searches for potential investment opportunities in individual companies by researching a company's financial statements, underlying industry trends, competitive dynamics and other relevant information. The Adviser uses a bottom-up approach to not only identify new investment opportunities but also to evaluate existing investments on an ongoing basis to determine continued suitability.

The Adviser selects stocks it believes exhibit consistent, above average growth prospects. Through research and its understanding of business fundamentals, the Adviser seeks to identify companies with sound economic business models, reputable managements, strong competitive positions, and the ability to grow their businesses in a variety of economic environments. Additionally, all investments undergo a valuation analysis to estimate their risk/reward characteristics.

The Adviser's research team analyzes a broad universe of over 2,000 companies to identify potential research candidates. Companies are screened for several metrics including, but not limited to, revenue and earnings growth, debt leverage, operating margin characteristics, cash flow generation, and return on invested capital. Companies which pass the screens are subject to more thorough research to evaluate their investment suitability.

Final investment candidates are evaluated and approved by the Adviser's investment committee based on individual investment merits, and within the context of the Series' overall portfolio characteristics and diversification guidelines. The Series may invest in up to 100 stocks. At the time of purchase individual stock holdings may represent up to 5% of the Series' value. Due to market price fluctuations individual stock holdings may exceed 5% of the value of the total portfolio. The Series may over or underweight certain industries and sectors based on the Adviser's opinion of the relative attractiveness of companies within those industries and sectors. The Series may not invest in more than 10% of the outstanding shares of a company.

In order to respond to adverse market, economic, political or other conditions, the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade by a nationally recognized statistical rating organization, or determined by the Adviser to be of comparable quality. The result of this action may be that the Series will be unable to achieve its investment objective. The Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risk is available in our Statement of Additional Information:

- MID-CAP COMPANIES RISK: The Series invests in mid-cap companies, which tend to be more vulnerable to adverse developments than larger companies.

- MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- LIQUIDITY RISK: The risk that a security may lack sufficient liquidity in order to execute a buy or sell program without significantly affecting the security's price. At times a security's price may experience unusual price declines due to an imbalance between sellers and buyers of that security. Forced liquidations of the Series or other funds which hold similar securities could result in adverse price fluctuations in securities held and in the Fund's overall value.

- GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio may be more volatile than the rest of the U.S. market.

- DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging, risk management, or other portfolio management purposes consistent with the Series' investment objective. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may be committed or exposed to derivative strategies.

- CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates affect the net asset value of the Fund.

- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in U.S. markets.

- MASTER/FEEDER RISK: The master/feeder structure is relatively new and complex. While this structure is designed to reduce costs, it may not do so, and the Fund may encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of the master fund could have adverse effects on a fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund and, therefore, could have effective voting control over the operation of the master fund.

- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

- VALUATION RISK: The risk that the Series has valued certain of its securities at a higher price than it can sell them.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Class A Share of the Fund. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available, without charge, upon request.

MID CAP FUND - CLASS A SHARES

                                                                               For the Period
                                                                                 December 14,
                                                              For the Year         2000(1)
                                                                  Ended            through
                                                              June 30, 2002     June 30, 2001
                                                              -------------     -------------
NET ASSET VALUE - BEGINNING OF PERIOD ...................        $  5.55         $  5.00
                                                                 -------         -------
INVESTMENT OPERATIONS:
   Net investment loss(5) ...............................          (0.06)          (0.04)
   Net realized and unrealized gain (loss) on investments          (1.08)           0.59
                                                                 -------         -------
     Total from investment operations ...................          (1.14)           0.55
                                                                 -------         -------
DISTRIBUTIONS:
   From net realized gains ..............................          (0.09)             --
                                                                 -------         -------
NET ASSET VALUE - END OF PERIOD .........................        $  4.32         $  5.55
                                                                 -------         -------
TOTAL RETURN(6) .........................................         (20.82)%         11.00%(2)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA: (4)
   Expenses:
     Including expense limitations ......................           1.55%           1.55%(3)
     Excluding expense limitations ......................          63.66%         228.87%(3)
   Net investment loss ..................................          (1.30)%         (1.22)%(3)
Portfolio Turnover ......................................            116%             47%(2)
Net assets at end of period (000 omitted) ...............        $   508         $    81

(1)   Commencement of operations.

(2)   Not Annualized.

(3)   Annualized.

(4) The expense and net investment income ratios include expenses allocated from WT Investment Trust I - Mid Cap Series and the portfolio turnover reflects investment activity of the Series.

(5) The net investment loss per share was calculated using average shares outstanding method.

(6)   Excluding sales charge.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders. The Board of Trustees includes a member of the Adviser's Investment Committee.

INVESTMENT ADVISER

      PLAIN TALK



      --------------------------------------------------------------------------
                         WHAT IS AN INVESTMENT ADVISER?

      The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.
      --------------------------------------------------------------------------

Roxbury Capital Management, LLC, ("Roxbury" or the "Adviser") 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, serves as the investment adviser for the Fund (by managing the Series). Under an advisory agreement, Roxbury, subject to the supervision of the Board of Trustees, directs the investments of the Series in accordance with its investment objective, policies and limitations. In addition to serving as investment adviser to the Series, Roxbury is engaged in a variety of investment advisory activities, including the management of separately managed accounts. As of September 30, 2002, the Adviser had $3.8 billion of assets under management. For the fiscal year ended June 30, 2002, Roxbury waived its entire advisory fee. Had there been no waiver, Roxbury would have received a fee of 0.75% of the Series' average daily net assets.

FUND MANAGER

The day-to-day management of the Series is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team.

SERVICE PROVIDERS

The following chart provides information on the Fund's service providers.

Asset                                              Shareholder
Management                                         Services
            ADVISER                                    TRANSFER AGENT
 Roxbury Capital Management,LLC                           PFPC Inc.
     100 Wilshire Boulevard                         400 Bellevue Parkway
           Suite 600                                      Suite 108
     Santa Monica, CA 90401                         Wilmington, DE 19809

Manages the Series' business and                Handles shareholder services,
     investment activities.                      including recordkeeping and
                                                   statements, payment of
                                                distributions and processing
                                                  of buy and sell requests.

                              ROXBURY MID CAP FUND

Fund                                             Asset
Operations                                       Safe Keeping
         ADMINISTRATOR AND                                CUSTODIAN
          ACCOUNTING AGENT                        Wilmington Trust Company
Rodney Square Management Corporation              1100 North Market Street
      1100 North Market Street                      Wilmington, DE 19890
        Wilmington, DE 19890

                                                        SUB-CUSTODIAN
       SUB-ADMINISTRATOR AND                         PFPC Trust Company
          ACCOUNTING AGENT                         8800 Tinicum Boulevard
                                                   Philadelphia, PA 19153

             PFPC Inc.
        400 Bellevue Parkway                      Holds the Fund's assets,
        Wilmington, DE 19809                    settles all portfolio trades
                                                  and collects most of the
   Provides facilities, equipment and             valuation data required for
personnel to carry out administrative            calculating the Fund's net
   services related to the Fund and                 asset value per share
calculates the Fund's net asset value
          and distributions.

                                  Distribution

                                   DISTRIBUTOR

                             PFPC Distributors, Inc.

                         Distributes the Fund's shares.

SHAREHOLDER INFORMATION


HOW SHARE PRICE IS CALCULATED

The Fund values its assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

      PLAIN TALK


   --------------------------------------------------------------------------
                      WHAT IS THE NET ASSET VALUE OR "NAV"?

                           NAV = Assets - Liabilities
                                 --------------------
                                  Outstanding Shares
      --------------------------------------------------------------------------

PFPC determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, the transfer agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund.

Shares will not be priced on those days the Fund is closed. As of the date of this prospectus, those days are:

     New Year's Day                   Good Friday            Labor Day
     Martin Luther King, Jr. Day      Memorial Day           Thanksgiving Day
     Presidents' Day                  Independence Day       Christmas Day


SELECTING THE CORRECT CLASS OF SHARES

This prospectus offers Class A, Class B and Class C Shares of the Fund. Each class has its own cost structure, allowing you to choose the one that best meets your requirements and current expectations. Your financial consultant can help you decide which class is best for you. For estimated expenses of each class, see the table under "Fees and Expenses" earlier in this prospectus.


Class A Shares -- Initial Sales Charge


If you purchase Class A Shares, you will incur a sales charge at the time of purchase (a "front-end load") based on the dollar amount of your purchase. The maximum initial sales charge is 5.50%, which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers" (see page 13). Class A Shares are subject to an ongoing shareholder service fee of 0.25% of the Fund's average net assets attributable to Class A Shares. Class A Shares will not be subject to any contingent deferred sales charge ("CDSC" or "back-end load") when they are redeemed. Although some purchases may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase. Class A Shares also will be issued upon conversion of Class B Shares, as described below under "Class B Shares." The minimum initial investment in Class A Shares is $2,000.

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the distributor and may be used either to promote the sale of the Fund's shares or to compensate the distributor for its efforts to sell the shares of the Fund.

-----------------------------------------------------------------------------------------------------
YOUR INVESTMENT              AS A PERCENTAGE OF OFFERING PRICE     AS A PERCENTAGE OF YOUR INVESTMENT
-----------------------------------------------------------------------------------------------------
$50,000 and less                           5.50%                                  5.82%
-----------------------------------------------------------------------------------------------------
$50,000 up to $150,000                     5.00%                                  5.26%
-----------------------------------------------------------------------------------------------------
$150,000 up to $250,000                    4.50%                                  4.71%
-----------------------------------------------------------------------------------------------------
$250,000 up to $500,000                    3.50%                                  3.63%
-----------------------------------------------------------------------------------------------------
$500,000 up to $1,000,000                  3.00%                                  3.09%
-----------------------------------------------------------------------------------------------------
Over $1,000,000                            0.00%                                  0.00%
-----------------------------------------------------------------------------------------------------

Class B Shares -- Deferred Sales Charge

If you purchase Class B Shares, you will not incur a sales charge at the time of purchase. However, Class B Shares are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. The Rule 12b-1 distribution fee and the shareholder service fee accrue daily and are paid monthly. Class B Shares are subject to a CDSC if you redeem them prior to the seventh year after purchase. At the end of the eighth year after purchase, Class B Shares will automatically convert into Class A Shares of the Fund, which are subject to the shareholder service fee of 0.25%. Automatic conversion of Class B Shares into Class A Shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B Shares to Class A Shares will not be deemed a purchase or sale of the shares for federal income tax purposes. Shares purchased through reinvestment of dividends and other distributions on Class B Shares also will convert automatically to Class A Shares based on the portion of purchased shares that convert. The minimum initial investment in Class B Shares is $2,000.

Class C Shares -- Pay As You Go

If you purchase Class C Shares, you do not incur a sales charge at the time of purchase. However, Class C Shares are subject to an ongoing Rule 12b-1 distribution fee of 0.75% of average net assets and an ongoing shareholder service fee of 0.25% of average net assets. Class C Shares also are subject to a 1.00% CDSC if you redeem them within 18 months of purchase. Although Class C Shares are subject to a CDSC for only 18 months (as compared to six years for Class B), Class C Shares have no conversion feature. Accordingly, if you purchase Class C Shares, those shares will be subject to the 0.75% distribution fee and the 0.25% shareholder service fee for as long as you own your Class C Shares. The minimum initial investment in Class C Shares is $2,000.

You may be subject to a CDSC upon redemption of your Class B and Class C Shares under the following conditions:

      -     Class B Shares

               ---------------------------------------------------------
                YEARS AFTER PURCHASE       CDSC ON SHARES BEING REDEEMED
               ---------------------------------------------------------
                      1(st) year                       5.00%
               ---------------------------------------------------------
                      2(nd) year                       4.00%
               ---------------------------------------------------------
                      3(rd) year                       3.00%
               ---------------------------------------------------------
                      4(th) year                       3.00%
               ---------------------------------------------------------
                      5(th) year                       2.00%
               ---------------------------------------------------------
                      6(th) year                       1.00%
               ---------------------------------------------------------
                      7(th) year                        None
               ---------------------------------------------------------
                 After the 7(th) year                   None
               ---------------------------------------------------------

      Class B Shares will be automatically converted to Class A Shares at the end of the eighth year (96(th) month) after purchase.

      -     Class C Shares

      If you redeem Class C Shares within 18 months of purchase, you will be charged a CDSC of 1.00%. There is no CDSC imposed on Class C Shares acquired through reinvestment of dividends or capital gains.

The CDSC on redemptions of shares is computed based on the original purchase price of the shares being redeemed, net of reinvested dividends and capital gains distributions. CDSC calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

Other Classes of Shares

The Fund may offer other classes of shares, from time to time, for special purposes. These other classes, if offered, will not be available to the general public, although they may appear in newspaper listings. When reviewing newspaper listings, please remember that the class or classes listed may not be the class you own and therefore the net asset value(s) listed may be different from the net asset value of your shares.

SALES CHARGE REDUCTIONS AND WAIVERS

Reducing Sales Charges on Your Class A Shares. There are several ways you can combine multiple purchases of Class A Shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

- Accumulation privilege -- lets you add the value of any Class A Shares you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges.

- Letter of intent -- lets you purchase Class A Shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and our Statement of Additional Information for terms and conditions.

To use these privileges, discuss your eligibility with your financial consultant.

CDSC Waivers. In general, the CDSC may be waived on shares you sell for the following reasons:

- Payments through certain systematic retirement plans and other employee benefit plans;

- Qualifying distributions from qualified retirement plans and other employee benefit plans;

- Distributions from custodial accounts under section 403(b)(7) of the Internal Revenue Code as well as from Individual Retirement Accounts
      (IRAs) due to death, disability or attainment of age 70-1/2 ;

-     Participation in certain fee-based programs.

To use any of these waivers, contact your financial consultant.

Reinstatement Privilege. If you sell shares of the Fund, you may invest some or all of the proceeds in the Fund within 90 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To use this privilege, contact your financial consultant.

Net Asset Value Purchases. Class A Shares may be sold at net asset value, with only a $2,000 minimum initial investment, to:

- Clients of financial consultants who exchange their shares from an unaffiliated investment company that has a comparable sales charge, provided that such shares are purchased within 60 days of the redemption and the exchange is effected through the same financial consultant;

- Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees and employer-sponsored benefit plans in connection with purchases of Fund shares made as a result of participant-directed exchanges between options in such a plan;

- Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

- "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of Fund shares;

- Current or retired trustees, officers and employees of the Fund, the distributor, the transfer agent, the Adviser and its members, certain family members of the above persons, and trusts or plans primarily for such persons or their family members;

- Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor; and

- Such other persons as are determined by the Adviser or distributor to have acquired shares under circumstances where the Fund has not incurred any sales expense.

PURCHASE OF SHARES

Investors may purchase shares of the Fund through financial intermediaries such as financial consultants, securities brokers, dealers or benefit plan administrators. Investors should contact their financial intermediary directly for appropriate purchase instructions, as well as for information pertaining to accounts and any servicing or transaction fees that may be charged. Some financial intermediaries may appoint subagents.

The minimum initial investment in Class A, Class B or Class C Shares is $2,000 (including IRAs) and $100 for subsequent investments. The Adviser or the distributor, at their discretion, may waive these minimums. See our Statement of Additional Information for further details.

See "Sales Charge Reductions and Waivers" for ways to make your initial investment go farther.

Shares are sold at a public offering price based on the NAV for the class of shares selected. If your purchase order is received by the transfer agent before the close of regular trading on the Exchange on any Business Day, you will pay the next public offering price that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), call the transfer agent at (800) 497-2960, or see our Statement of Additional Information.

For information on an automatic investment plan or a payroll investment plan, see our Statement of Additional Information.

REDEMPTION OF SHARES

      PLAIN TALK

      --------------------------------------------------------------------------
                          HOW TO REDEEM (SELL) SHARES:

      -     By mail
      -     By telephone
      -     By wire
      --------------------------------------------------------------------------

If you purchased your shares through a financial intermediary, you should contact the intermediary for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

If you redeem shares via wire transfer, you may be required to pay fees, including a $10 wire fee and other fees that will be directly deducted from your redemption proceeds. If you request redemption checks to be sent by overnight mail, you may be required to pay a $10 fee that will be directly deducted from your redemption proceeds.

Small Accounts: If the value of your Fund accounts falls below $500, the Fund may ask you to increase your balance. If the account balance is still below $500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

For information on other ways to redeem shares, please refer to our Statement of Additional Information.



DISTRIBUTIONS

      PLAIN TALK

      --------------------------------------------------------------------------
                         WHAT IS NET INVESTMENT INCOME?

      Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
      --------------------------------------------------------------------------

Distributions from the net investment income of the Fund, if any, are declared and paid annually to you. Any net capital gain realized by the Fund will be distributed annually.

Distributions are payable to shareholders of record at the time distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares, unless you have elected to receive distributions in cash.

TAXES

FEDERAL INCOME TAXES: As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. Under normal conditions, the Fund invests primarily in taxable securities. The Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from the Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. The Fund's distributions of net capital gain, whether received in cash or reinvested in additional Fund shares, are taxable to you as long-term capital gain, when designated as such, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Fund anticipates the distribution of net capital gain.

It is a taxable event for you if you sell shares of the Fund. Depending on the purchase price and the sale price of the shares, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisors concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation.

DISTRIBUTION AND SERVICE ARRANGEMENTS

PFPC Distributors, Inc. (the "Distributor") manages the Fund's distribution efforts and enters into dealer agreements with financial consultants to sell Fund shares.

      PLAIN TALK

      --------------------------------------------------------------------------
                   HOW CAN YOUR FINANCIAL CONSULTANT HELP YOU?

      Your financial consultant is thoroughly familiar with the Fund and the Adviser. He or she can answer any questions you have now, or in the future, about how the Fund operates, which class of shares is most appropriate for you and how the Roxbury investment style works and has performed for other investors. Your financial consultant is a valuable and knowledgeable resource.
      --------------------------------------------------------------------------

RULE 12B-1 FEES

      PLAIN TALK

      --------------------------------------------------------------------------
                              WHAT ARE 12B-1 FEES?

      Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.
      --------------------------------------------------------------------------

The Fund has adopted a distribution plan pursuant to Rule 12b-1 that allows the Fund to pay a fee to the Distributor for facilitating the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

Rule 12b-1 permits a fund directly or indirectly to pay expenses associated with the distribution of its shares and the servicing of its shareholders in accordance with a plan adopted by the Board of Trustees and approved by its shareholders. Pursuant to the Rule, the Board has approved, and the Fund has entered into, separate distribution plans with the Distributor, for the Class B and Class C Shares. Under the distribution plans, the Fund will pay distribution fees to the Distributor at a maximum annual rate of 0.75% of its aggregate average daily net assets attributable to its Class B and Class C Shares.

The distribution plans provide that the Distributor may use the distribution fees received from a class of shares to pay for the distribution and shareholder servicing expenses of that class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to, the Distributor or any other broker-dealer or financial institution that engages in the distribution of that class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising for that class; (ii) costs of printing and distributing prospectuses, Statements of Additional Information and reports of the Fund to prospective investors in that class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Fund and that class; and (iv) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable with respect to the distribution of that class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of, respectively, Class B and Class C Shares as accrued.

The distribution fees applicable to the Class B and Class C Shares are designed to permit you to purchase Class B and Class C Shares through broker-dealers without the assessment of a front-end sales charge and at the same time to permit the Distributor to compensate broker-dealers on an ongoing basis to provide services to shareholders of the Class B and Class C Shares attributable to those broker-dealers.

SHAREHOLDER SERVICE FEES

The Board of Trustees has adopted a shareholder service plan authorizing the Fund to pay service providers an annual fee not exceeding 0.25% of the Fund's average daily net assets of each class of shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

MASTER/FEEDER STRUCTURE

Other institutional investors, including other mutual funds, may invest in the Series. The master/feeder structure enables various institutional investors, including the Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund (including the Fund) will pay its proportionate share of the master fund's expenses. For reasons relating to costs or a change in investment goal, among others, the Fund could switch to another master fund or decide to manage its assets itself. The Fund is not currently contemplating such a move.

                              FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on holdings and operating results for the Fund's most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Fund's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:

                              The Roxbury Mid Cap Fund
                              c/o PFPC Inc.
                              400 Bellevue Parkway
                              Suite 108
                              Wilmington, Delaware 19809
                              (800) 497-2960
                              8:30 a.m. to 5:00 p.m. Eastern time

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
                    CHANGES TO EXISTING ACCOUNTS, PURCHASING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                           PLEASE CALL (800) 497-2960.

The investment company registration number is 811-08648.

                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND

                               OF WT MUTUAL FUND
--------------------------------------------------------------------------------

                    SUPPLEMENT DATED NOVEMBER 1, 2002 TO THE
         INSTITUTIONAL SHARES PROSPECTUS DATED NOVEMBER 1, 2002 AND THE
               INVESTOR SHARES PROSPECTUS DATED NOVEMBER 1, 2002

The information in this Supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with such Prospectuses.

CRM SMALL CAP VALUE FUND CLOSED TO NEW INVESTORS

Due to the limited market of small capitalization companies, the CRM Small Cap Value Fund's adviser regularly monitors the Fund's asset size in an effort to ensure that the Fund will be able to seek investments in quality small capitalization companies that meet the adviser's investment criteria as well as the Fund's investment objective and strategy. The Fund's level of net assets (as of the date of this prospectus) may make it difficult for the Fund to seek such investments. As a result, the Fund was closed to new investors on July 31, 2002. Shares of the Small Cap Value Fund will now only be offered to:

     (i) persons who already hold shares of the Small Cap Value Fund directly or through accounts maintained by brokers pursuant to arrangements with CRM and WT Mutual Fund;

     (ii) existing and future clients of financial intermediaries or consultants whose clients already hold shares of the Small Cap Value Fund;

     (iii) persons who are existing or new clients of Wilmington Trust Company ("Wilmington Trust") who purchase shares of the Small Cap Value Fund through a trust account managed by Wilmington Trust or a trust account in which Wilmington Trust serves as the trustee; and

     (iv) trustees/directors, officers and employees of CRM, WT Mutual Fund, Wilmington Trust and their affiliates, and their respective spouses, parents and children.

Shareholders of the Large Cap Value and Mid Cap Value Funds are not permitted to acquire shares of the Small Cap Value Fund by exchange. Distributions to all shareholders of the Small Cap Value Fund will continue to be reinvested unless a shareholder has elected otherwise.

The Board may reopen the Small Cap Value Fund to new investors at any time, and may subsequently close the Fund should concerns regarding the Fund's asset size recur. The Board reserves the right to further restrict or reject sales of shares of any fund.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CRM FUNDS

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.


PROSPECTUS

PROSPECTUS DATED NOVEMBER 1, 2002


CRM LARGE CAP
VALUE FUND

CRM MID CAP
VALUE FUND

CRM SMALL CAP
VALUE FUND


Investor Shares

                               TABLE OF CONTENTS

A look at the goals, strategies,         FUND DESCRIPTIONS
risks, expenses and financial history
of each Fund.

                                                   SUMMARY..................... .....................          2
                                                   PERFORMANCE INFORMATION...........................          5
                                                   FEES AND EXPENSES.................................          9
                                                   INVESTMENT OBJECTIVES.............................         11
                                                   PRIMARY INVESTMENT STRATEGIES.....................         11
                                                   ADDITIONAL RISK INFORMATION.......................         15
                                                   FINANCIAL HIGHLIGHTS..............................         17

Details about the service providers.     MANAGEMENT OF THE FUNDS
                                                   INVESTMENT ADVISER............... ................         20
                                                   SERVICE PROVIDERS.................................         23

Policies and instructions for            SHAREHOLDER INFORMATION
opening, maintaining and closing an
account in any of the Funds.

                                                   PRICING OF SHARES................ ................         24
                                                   PURCHASE OF SHARES................................         25
                                                   REDEMPTION OF SHARES..............................         27
                                                   EXCHANGE OF SHARES................................         28
                                                   DIVIDENDS AND DISTRIBUTIONS.......................         29
                                                   TAXES.............................................         29

Details on the Funds' share classes      DISTRIBUTION ARRANGEMENTS
and master/feeder arrangement.

                                                   SHAREHOLDER SERVICE FEES............ .............         31
                                                   MASTER/FEEDER STRUCTURE...........................         31
                                                   SHARE CLASSES.....................................         31

                                         FOR MORE INFORMATION........................................ BACK COVER

                                         For information about key terms and concepts, look for our "PLAIN TALK"
                                         explanations.

                               FUND DESCRIPTIONS

                            CRM LARGE CAP VALUE FUND

                             CRM MID CAP VALUE FUND

                            CRM SMALL CAP VALUE FUND



                                Investor Shares

PLAIN TALK

                             WHAT IS A MUTUAL FUND?

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.

SUMMARY

PLAIN TALK

                                 WHAT IS "CAP"?

Cap or the market capitalization of a company means the value of the company's common stock in the stock market.

Investment Objective
                  - The LARGE CAP VALUE FUND, MID CAP VALUE FUND and SMALL CAP
                    VALUE FUND each seek to achieve long-term capital appreciation.
--------------------------------------------------------------------------------

Investment Focus  - Equity (or related) securities
--------------------------------------------------------------------------------

Share Price Volatility
                  - Moderate to high
--------------------------------------------------------------------------------

Principal Investment
Strategy          - Each Fund operates as a "feeder fund," which means that the
                    Fund does not buy individual securities directly. Instead, each Fund invests in a corresponding mutual fund or "master fund," which in turn purchases investment securities. Each Fund invests all of its assets in a master fund (the "Series") which is a separate series of another mutual fund. The Funds and their corresponding Series have the same investment objective, policies and limitations.

                  - The LARGE CAP VALUE FUND will invest its assets in the Large
                    Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap of $10 billion or higher ("large cap company") at the time of purchase. Effective January, 1, 2003, the Series will consider an issuer to be a large cap company if such company has a market capitalization, at the time of purchase, equal to at least that of the smallest company in the top 40% of the Russell 1000 Value Index. The capitalization of companies that make up the Russell 1000 Value Index will change due to changes in the market. As a result, the capitalization of large cap companies in which the Series will invest will also change. As of September 30, 2002, the market capitalization of the smallest company in the top 40% of the Russell 1000 Value Index is $2.3 billion and the market capitalization of the largest company in such index is $216.3 billion.

                  - The MID CAP VALUE FUND will invest its assets in the Mid Cap
                    Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap between $1 and $10 billion ("mid cap company") at the time of purchase. Effective January 1, 2003, the Series will consider an issuer to be a mid cap company if such company has a market capitalization, at the time of purchase, between the capitalization of the smallest and largest company in the Russell Midcap Value Index. The capitalization of companies that make up the Russell Midcap Value Index will change due to changes in the market. As a result, the capitalization of mid cap companies in which the Series will invest will also change. As of September 30, 2002, the capitalization of companies that make up the Russell Midcap Value Index is between $201 million and $10.2 billion.

                  - The SMALL CAP VALUE FUND will invest its assets in the Small
                    Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap of $1 billion or less ("small cap company") at the time of purchase. Effective January 1, 2003, the Series will consider an issuer to be a small cap company if such company has a market capitalization, at the time of purchase, less than the capitalization of the largest stock in the Russell 2000 Value Index. The capitalization of companies that make up the Russell 2000 Value Index will change due to changes in the market. As a result, the capitalization of small cap companies in which the Series will invest will also change. As of September 30, 2002, the capitalization of the largest stock in the Russell 2000 Value Index is less than $1.7 billion.

                  - Each Series invests in securities whose prices are low
                    relative to comparable companies.
--------------------------------------------------------------------------------

Principal Risks   The Funds are subject to the risks summarized below which are further described under "Additional Risk Information."

                  - It is possible to lose money by investing in a Fund.

                  - A Fund's share price will fluctuate in response to changes in the market value of the Fund's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                  - A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

                  - Small cap companies may be more vulnerable than larger
                    companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                  - The performance of a Fund will depend on whether or not the investment adviser is successful in pursuing an investment strategy.
--------------------------------------------------------------------------------

Investor Profile  - Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns.

                            PERFORMANCE INFORMATION

CRM LARGE CAP VALUE FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund's Investor Shares for the past three calendar years. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

      ANNUAL RETURNS (BEFORE TAXES) FOR THE CALENDAR YEARS SINCE INCEPTION

[PERFORMANCE GRAPH]

1999                                                                             -5.39
2000                                                                             18.28
2001                                                                             -5.63

     Calendar Year-to-Date Total Return as of September 30, 2002: (35.30)%

              BEST QUARTER                           WORST QUARTER
                 12.69%                                (18.24)%
           (December 31, 2001)                   (September 30, 1999)

PLAIN TALK

                               WHAT IS AN INDEX?

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

LARGE CAP VALUE FUND

INVESTOR SHARES

                                                                             SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/01                           1 YEAR      (AUGUST 25, 1998)
  Before Taxes                                                  (5.63)%           6.05%
  After Taxes on Distributions(1)                               (5.72)%           5.73%
  After Taxes on Distributions and Sales of Shares(1)           (3.43)%           4.74%
  RUSSELL 1000 VALUE INDEX (reflects no deduction for fees,
    expenses or taxes)(2)                                       (5.59)%           5.50%
  S&P 500 INDEX (reflects no deduction for fees, expenses or
    taxes)(3)                                                   (11.89)%          2.25%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(3) The S&P 500 Index is the Standard and Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

CRM MID CAP VALUE FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund's Investor Shares for the past calendar year. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

      ANNUAL RETURNS (BEFORE TAXES) FOR THE CALENDAR YEAR SINCE INCEPTION [PERFORMANCE GRAPH]

2001                                                                             19.06
----                                                                             -----

     Calendar Year-to-Date Total Return as of September 30, 2002: (19.33)%

                                 BEST QUARTER                            WORST QUARTER
                                    24.81%                                 (13.33)%
                              (December 31, 2001)                    (September 30, 2001)

MID CAP VALUE FUND

INVESTOR SHARES

                                                                              SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/01                           1 YEAR      (SEPTEMBER 20, 2000)
  Before Taxes                                                  19.06%             28.41%
  After Taxes on Distributions(1)                               16.27%             24.58%
  After Taxes on Distributions and Sales of Shares(1)           11.63%             20.89%
  RUSSELL MIDCAP VALUE INDEX (reflects no deduction for
    fees, expenses or taxes)(2)                                  2.33%             11.58%
  RUSSELL MIDCAP INDEX (reflects no deduction for fees,
    expenses or taxes)(3)                                       (5.62)%            (6.16)%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

(3) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

CRM SMALL CAP VALUE FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund's Investor Shares for the past six calendar years. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

      ANNUAL RETURNS (BEFORE TAXES) FOR THE CALENDAR YEARS SINCE INCEPTION

[PERFORMANCE GRAPH]

1996                                                                             38.95
1997                                                                             21.73
1998                                                                            -12.21
1999                                                                             10.99
2000                                                                             18.04
2001                                                                             26.34

     Calendar Year-to-Date Total Return as of September 30, 2002: (18.40)%

                                 BEST QUARTER                            WORST QUARTER
                                    20.68%                                 (22.80)%
                              (December 31, 2001)                    (September 30, 1998)

SMALL CAP VALUE FUND

INVESTOR SHARES

                                                                                          SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/01                           1 YEAR      5 YEARS      (OCTOBER 1, 1995)
  Before Taxes                                                  26.34%       12.08%            16.78%
  After Taxes on Distributions(1)                               23.40%       11.03%            15.59%
  After Taxes on Distributions and Sales of Shares(1)           16.61%        9.65%            13.79%
  RUSSELL 2000 VALUE INDEX (reflects no deduction for fees,
    expenses or taxes)(2)                                       14.03%       11.21%            12.81%
  RUSSELL 2000 INDEX (reflects no deduction for fees,
    expenses or taxes)(3)                                        2.49%        7.52%             8.97%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

(3) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

                               FEES AND EXPENSES

PLAIN TALK

                            WHAT ARE FUND EXPENSES?

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. Each Fund's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Fund. No sales charges or other fees are paid directly from your investment.

INVESTOR SHARES

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)
  LARGE CAP VALUE FUND
    Management fees                                                    0.55%
    Distribution (12b-1) fees                                           None
    Shareholder Servicing fees                                         0.25%
    Other Expenses                                                     1.56%
    TOTAL ANNUAL OPERATING EXPENSES                                    2.36%
    Fee Waiver(2)                                                      0.86%
    Net Expenses(2)                                                    1.50%
  MID CAP VALUE FUND
    Management fees                                                    0.75%
    Distribution (12b-1) fees                                           None
    Shareholder Servicing fees                                         0.25%
    Other Expenses                                                     0.43%
    TOTAL ANNUAL OPERATING EXPENSES(2)                                 1.43%
  SMALL CAP VALUE FUND
    Management fees                                                    0.75%
    Distribution (12b-1) fees                                           None
    Shareholder Servicing fees                                         0.25%
    Other Expenses                                                     0.26%
    TOTAL ANNUAL OPERATING EXPENSES(2)                                 1.26%

(1) The table above and the Example below each reflect the aggregate annual operating expenses of each Fund and the corresponding Series in which the Fund invests.

(2) The investment adviser has a contractual obligation to waive a portion of its fees through November 1, 2010 and assume certain expenses of each Fund to the extent that the total annual operating expenses exceed 1.50% of net assets.

EXAMPLE

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

     - you reinvested all dividends and other distributions;

     - the average annual return was 5%;

     - each Fund's total operating expenses (reflecting contractual waivers and reimbursements through November 1, 2010) are charged and remain the same over the time periods; and

     - you redeemed all of your investment at the end of the time period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES

                                                LARGE CAP              MID CAP              SMALL CAP
                                                VALUE FUND            VALUE FUND            VALUE FUND
  1 Year                                          $  153                $  146                $  128
  3 Years                                         $  474                $  452                $  400
  5 Years                                         $  818                $  782                $  692
  10 Years                                        $2,020                $1,713                $1,523

The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

                             INVESTMENT OBJECTIVES

The Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund each seek to achieve long-term capital appreciation. These investment objectives may not be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

PLAIN TALK

                             WHAT ARE VALUE FUNDS?

Value funds invest in the common stock of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

VALUE INVESTING. Through their investment in a corresponding Series, the Large Cap Value, Mid Cap Value and Small Cap Value Funds seek to invest in stocks that are less expensive than comparable companies, as determined by price-to-earnings ratios, price-to-cash flow ratios, asset value per share or other measures. Value investing therefore may reduce risk while offering the potential for capital appreciation as a stock gains favor among other investors and its price rises.

The Series are managed using investment ideas that the investment adviser has used for over twenty-five years. The Series' investment adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The investment adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow a company and recommend its purchase or sale to investors.

THE INVESTMENT ADVISER'S PROCESS. The investment adviser starts by identifying early changes in a company's operations, finances or management. The investment adviser is attracted to companies which will look different tomorrow -- operationally, financially, managerially -- when compared to yesterday. This type of dynamic change often creates confusion and misunderstanding and may lead to a drop in a company's stock price. Examples of change include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/ distribution, regulatory change, etc. Once change is identified, the investment adviser evaluates the company on several levels. It analyzes:

     - Financial models based principally upon projected cash flows;

     - The price of a company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company;

     - The extent of management's ownership interest in a company; and

     - A company's market by corroborating its observations and assumptions by meeting with management, customers and suppliers.

The investment adviser also evaluates the degree of recognition of a company by investors by monitoring the number of sell side analysts who closely follow a company and nature of its shareholder base. Before deciding to purchase a stock, the investment adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

The identification of change comes from a variety of sources including the private capital network which the investment adviser has established among its clients, historical investments and intermediaries. The investment adviser also makes extensive use of clipping services and regional brokers and bankers to identify elements of change. Members of the investment adviser's portfolio management team regularly meet companies around the country and sponsor more than 200 company/management meetings in its New York office.

In order to place a valuation on the proposed investment, the investment adviser will consider a company's historic valuation multiples, multiples of comparable companies and multiples paid in private market transactions. In its overall assessment, the investment adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24 month holding period.

An important function of the investment adviser is to set a price target at which the stock will be sold when there has been no fundamental change in the investment case. In setting a target price for a stock, the investment adviser considers appreciation potential relative to risk over a two year period. The investment adviser constantly monitors the companies held by a Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the investment adviser's portfolio management team. A final decision on selling the stock is made after all such factors are analyzed.

The LARGE CAP VALUE FUND invests its assets in the Large Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

     - common stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $10 billion or higher ("large cap company") at the time of purchase;

     - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies;

     - options on indices of the common stock of large cap companies; and

     - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of large cap companies, and options upon such futures contracts.

The Large Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of large cap companies that are deemed by the investment adviser to be undervalued as compared to a company's profitability potential.

Effective January 1, 2003, the Series will consider a company to be a large cap company if such company has a market capitalization, at the time of purchase, equal to at least that of the smallest company in the top 40% of the Russell 1000 Value Index. The capitalization of companies that make up the Russell 1000 Value Index will change due to changes in the market. As a result, the capitalization of large cap companies in which the Series will invest will also change. As of September 30, 2002, the market capitalization of the smallest company in the top 40% of the Russell 1000 Value Index is $2.3 billion and the market capitalization of the largest company in such index is $216.3 billion.

The MID CAP VALUE FUND invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

     - common and preferred stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization between $1 and $10 billion ("mid cap company") at the time of purchase;

     - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies; and

     - warrants.

The Mid Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of mid cap companies that are deemed by the investment adviser to be undervalued as compared to a company's profitability potential.

Effective January 1, 2003, the Series will consider a company to be a mid cap company if such company has a market capitalization, at the time of purchase, between the capitalization of the smallest and largest company in the Russell Midcap Value Index. The capitalization of companies that make up the Russell Midcap Value Index will change due to changes in the market. As a result, the capitalization of mid cap companies in which the Series will invest will also change. As of September 30, 2002, the capitalization of companies that make up the Russell Midcap Value Index is between $201 million and $10.2 billion.

PLAIN TALK

                           WHAT ARE SMALL CAP FUNDS?

Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth but they also typically have greater risk and more volatility.

The SMALL CAP VALUE FUND invests its assets in the Small Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

     - common and preferred stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $1 billion or less ("small cap company") at the time of purchase;

     - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies; and

     - warrants.

The Small Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of small cap companies that are deemed by the investment adviser to be undervalued as compared to the company's profitability potential.

Effective January 1, 2003, the Series will consider a company to be a small cap company if such company has a market capitalization, at the time of purchase, less than the capitalization of the largest stock in the Russell 2000 Value Index. The capitalization of companies that make up the Russell 2000 Value Index will change due to changes in the market. As a result, the capitalization of small cap companies in which the Series will invest will also change. As of September 30, 2002, the capitalization of the largest stock in the Russell 2000 Value Index is less than $1.7 billion.

ALL SERIES. Each Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve their respective investment objectives.

The frequency of fund transactions and a Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gains distribution. Under normal market conditions, each Series' turnover rate is expected to be less than 100%.

Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in a Fund unless otherwise indicated. Further information about a Fund's investments is available in our Statement of Additional Information:

     - DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may be committed or exposed to derivative strategies.

     - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Funds may encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Fund has and, therefore, could have effective voting control over the operation of the master fund.

     - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     - SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Small Cap Value Fund only)

     - VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

     - VALUE INVESTING RISK: The risk that a Series' investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the past 5 fiscal years or since inception, if shorter. Certain information reflects financial results for a single Investor Share of a Fund. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). This information has been audited by Ernst & Young, LLP, whose report, along with each Fund's financial statements, is included in the Investor Shares' Annual Report, which is available, without charge, upon request.

                                                      YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED
                                                       JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,     SEPTEMBER 30,
                                                         2002         2001        2000+        1999(B)+       1998(A)+
   LARGE CAP VALUE FUND -- INVESTOR SHARES
   NET ASSET VALUE -- BEGINNING OF PERIOD...........    $12.60       $11.63       $12.17       $ 10.02         $ 10.00
                                                        ------       ------       ------       -------         -------
   INVESTMENT OPERATIONS:
     Net investment income..........................      0.01         0.03           --(c)       0.06            0.01
     Net realized and unrealized gain (loss) on
       investments..................................     (3.08)        0.95        (0.37)         2.16            0.01
                                                        ------       ------       ------       -------         -------
       Total from investment operations.............     (3.07)        0.98        (0.37)         2.22            0.02
                                                        ------       ------       ------       -------         -------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income.....................     (0.03)       (0.01)          --(c)      (0.06)             --
     From net realized gain on investments..........        --           --        (0.17)        (0.01)             --
                                                        ------       ------       ------       -------         -------
       Total Distributions to Shareholders..........     (0.03)       (0.01)       (0.17)        (0.07)             --
                                                        ------       ------       ------       -------         -------
   NET ASSET VALUE -- END OF PERIOD.................    $ 9.50       $12.60       $11.63       $ 12.17         $ 10.02
                                                        ======       ======       ======       =======         =======
   TOTAL RETURN.....................................    (24.42)%       8.43%       (2.85)%       22.16%(d)        0.20%(d)
   RATIOS/SUPPLEMENTAL DATA
   Ratios to Average Net Assets:(f)
     Expenses, including reimbursement/waiver.......      1.50%        1.50%        1.44%         1.50%(e)        1.50%(e)
     Expenses, excluding reimbursement/waiver.......      2.36%        2.28%        2.35%         1.92%(e)        3.95%(e)
     Net investment income, including
       reimbursement/waiver.........................      0.09%        0.24%        0.05%         0.63%(e)        1.78%(e)
   Portfolio turnover rate..........................       100%         109%         136%           56%(d)           7%(d)
   Net assets at end of period (000's omitted)......    $6,828       $7,817       $7,941       $30,936         $10,668

+ Effective November 1, 1999, The CRM Funds - Large Cap Value Fund ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Large Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.

(a) For the period August 25, 1998 (commencement of operations) through September 30, 1998.

(b) For the period October 1, 1998 through June 30, 1999.

(c) Less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

(f) Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I - Large Cap Value Series and the portfolio turnover reflects the investment activity of the Series.


                                                                 YEAR ENDED   PERIOD ENDED
                                                                  JUNE 30,      JUNE 30,
                                                                    2002        2001(A)
   MID CAP VALUE FUND -- INVESTOR SHARES
   NET ASSET VALUE -- BEGINNING OF PERIOD......................   $ 18.15       $ 14.84
                                                                  -------       -------
   INVESTMENT OPERATIONS:
     Net investment income (loss)..............................     (0.04)(b)      0.07
     Net realized and unrealized gain on investments...........      0.92          3.87
                                                                  -------       -------
       Total from investment operations........................      0.88          3.94
                                                                  -------       -------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income................................     (0.03)        (0.06)
     From net realized gain on investments.....................     (1.15)        (0.57)
                                                                  -------       -------
       Total Distributions to Shareholders.....................     (1.18)        (0.63)
                                                                  -------       -------
   NET ASSET VALUE -- END OF PERIOD............................   $ 17.85       $ 18.15
                                                                  =======       =======
   TOTAL RETURN................................................      4.82%        27.30%(c)
   RATIOS/SUPPLEMENTAL DATA
   Ratios to Average Net Assets:(e)
     Expenses, including reimbursement/waiver..................      1.37%         1.50%(d)
     Expenses, excluding reimbursement/waiver..................      1.43%         1.88%(d)
     Net investment income (loss), including
       reimbursement/waiver....................................     (0.25)%        0.31%(d)
   Portfolio turnover rate.....................................       143%          163%(c)
   Net assets at end of period (000's omitted).................   $48,086       $11,954

(a) For the period September 20, 2000 (inception of Investor Share class) through June 30, 2001.

(b) The net investment loss per share was calculated using average shares outstanding method.

(c) Not Annualized.

(d) Annualized.

(e) The ratios to average net assets include expenses allocated from the WT Investment Trust I - Mid Cap Value Series and the portfolio turnover reflects the investment activity of the Series.

                                            YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED    YEAR ENDED      YEAR ENDED
                                             JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,     SEPTEMBER 30,   SEPTEMBER 30,
                                               2002         2001         2000        1999(A)+         1998+           1997+
   SMALL CAP VALUE FUND -- INVESTOR SHARES
   NET ASSET VALUE -- BEGINNING OF
     PERIOD...............................   $  21.93     $  16.26     $ 14.94       $ 13.61        $  17.68        $  13.71
                                             --------     --------     -------       -------        --------        --------
   INVESTMENT OPERATIONS:
     Net investment income (loss).........      (0.01)(b)      0.10      (0.13)        (0.02)          (0.06)          (0.06)
     Net realized and unrealized gain
       (loss) on investments..............       0.66         6.40        1.45          1.35           (3.15)           4.89
                                             --------     --------     -------       -------        --------        --------
       Total from investment operations...       0.65         6.50        1.32          1.33           (3.21)           4.83
                                             --------     --------     -------       -------        --------        --------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income...........      (0.10)       (0.02)         --            --              --              --
     From net realized gain on
       investments........................      (1.48)       (0.81)         --            --           (0.84)          (0.86)
     Return of capital....................         --           --          --            --(c)        (0.02)             --
                                             --------     --------     -------       -------        --------        --------
       Total Distributions to
         Shareholders.....................      (1.58)       (0.83)         --            --           (0.86)          (0.86)
                                             --------     --------     -------       -------        --------        --------
   NET ASSET VALUE -- END OF PERIOD.......   $  21.00     $  21.93     $ 16.26       $ 14.94        $  13.61        $  17.68
                                             ========     ========     =======       =======        ========        ========
   TOTAL RETURN...........................       3.21%       41.67%       8.84%         9.80%(d)      (18.81)%         37.14%
   RATIOS/SUPPLEMENTAL DATA
   Ratios to Average Net Assets:(f)
     Expenses, including
       reimbursement/waiver...............       1.26%        1.28%       1.42%         1.42%(e)        1.38%           1.50%
     Expenses, excluding
       reimbursement/waiver...............       1.26%        1.28%       1.42%         1.46%(e)        1.38%           1.50%
     Net investment income (loss),
       including reimbursement/waiver.....      (0.05)%       0.66%      (0.88)%      (0.16)%(e)       (0.34)%         (0.56)%
   Portfolio turnover rate................         61%          90%         96%           64%(d)          57%             99%
   Net assets at end of period (000's
     omitted).............................   $215,820     $134,778     $69,351       $94,806        $130,929        $144,001

+ Effective November 1, 1999, The CRM Funds - Small Cap Value Fund ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Small Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.

(a) For the period October 1, 1998 through June 30, 1999.

(b) The net investment loss per share was calculated using average shares outstanding method.

(c) Less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

(f) Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I - Small Cap Value Series and the portfolio turnover reflects the investment activity of the Series.

                            MANAGEMENT OF THE FUNDS

The Board of Trustees for each Fund supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

Cramer Rosenthal McGlynn, LLC ("CRM"), 707 Westchester Avenue, White Plains, New York 10604, serves as the investment adviser to the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series. Subject to the general control of the Board of Trustees, CRM makes investment decisions for the Series. CRM and its predecessors have managed investments in small, medium and large capitalization companies for more than twenty-nine years. As of September 30, 2002, CRM had over $3.9 billion of assets under management.

For the twelve months ended June 30, 2002, CRM received investment advisory fees of 0.55% for the Large Cap Value Series, 0.75% for the Mid Cap Value Series and 0.75% for the Small Cap Value Series, as a percentage of each Series' average daily net assets.

FUND MANAGERS

The day-to-day management of the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series is shared by a team of individuals employed by CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of each Series. In addition, Jay B. Abramson is the leader of the team responsible for the management of the Mid Cap Value Series, and James
P. Stoeffel and Terry Lally are the leaders of the team responsible for the management of the Small Cap Value Series. Kevin M. Chin, Adam L. Starr and David
A. Tillson are leaders of the team responsible for the management of the Large Cap Value Series. Carl Brown, Todd Denker, Brendan Hartman, and Michael Caputo assist each team leader in the day-to-day management of the Series. Each portfolio manager's business experience and educational background is as follows:

RONALD H. MCGLYNN is a Co-founder, Chief Executive Officer and President of CRM and has over 34 years of investment experience. Prior to co-founding CRM in 1973, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an M.B.A. from Columbia University.

JAY B. ABRAMSON, CPA is an Executive Vice President of CRM. Mr. Abramson joined CRM in 1985 and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

JAMES P. STOEFFEL, CPA joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. Prior to that, he was Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. He served as a Senior Financial Analyst/ Assistant Treasurer with Ticor Title Insurance Co., and as an auditor. Mr. Stoeffel earned a B.A. from Washington & Lee University and an M.B.A. from New York University's Stern School of Business and is a Certified Public Accountant.

TERRY LALLY, CFA is a Vice President of CRM and joined the firm in 2000. He is responsible for investment research. Prior to joining CRM, Mr. Lally worked for nine years at The Prudential in U.S. small cap and emerging market equity analysis, corporate finance, and equity trading. Mr. Lally earned a B.B.A. from the University of Notre Dame in 1989, an M.B.A. from Harvard University in 1995, and is a Chartered Financial Analyst.

KEVIN M. CHIN is a Vice President of CRM. Mr. Chin joined the firm in 1989 and is responsible for investment research. Prior to joining CRM, Mr. Chin was a Financial Analyst for the Mergers and Acquisitions Department of Morgan Stanley and a Risk Arbitrageur with The First Boston Corporation. He received a B.S. from Columbia University School of Engineering & Applied Science.

ADAM L. STARR is a Vice President of CRM. Mr. Starr joined CRM in 1999 and is responsible for portfolio management and research. Prior to joining CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC from 1992 to

1999. Previously, he was an Analyst and Portfolio Manager at Charter Oak Partners from 1990 to 1992 and First Manhattan Company. Mr. Starr earned a B.A. from Clark University and an M.B.A. from Columbia University.

DAVID A. TILLSON, CFA is a Senior Vice President of CRM. He joined CRM in October 2002 and is responsible for portfolio management. Prior to joining CRM, he was a Managing Director at U.S. Trust Company from 1993 to 2002. Mr. Tillson received a B.A. from Brown University and an M.B.A. from New York University. He is a member of the New York Society of Security and Analysts and the Association for Investment Management and Research.

CARL D. BROWN joined CRM in April 1999 and is a Research Analyst. Prior to joining CRM, Mr. Brown was a Tax Consultant and CPA at KPMG Peat Marwick from 1994 to April 1999. He earned a B.A. from the University of Pennsylvania in 1994 and an M.B.A. from New York University's Stern School of Business in 1996.

TODD R. DENKER, CFA joined CRM as a Research Analyst in January 2001. Prior to joining the firm, Mr. Denker was an Equity Research Analyst at CIBC World Markets from 1997 to January 2001. He received a B.S. from the State University of New York at Albany in 1993, an M.B.A. from New York University's Stern School of Business in 1998, and is a Chartered Financial Analyst.

BRENDAN J. HARTMAN joined CRM in March 2001 as a Research Analyst. Prior to joining CRM, Mr. Hartman was a Research Analyst at Donaldson, Lufkin & Jenrette from October 1997 to February 2001 and at Salomon Brothers from June 1996 to October 1997. His other work experience includes Latin American Telecom Analyst at Smith New Court, and Latin American Telecom & Latin American Metal & Mining Analyst at HSBC/James Capel from 1995 to 1996. He earned a B.A. from Lehigh University in 1990 and an M.B.A. from New York University's Stern School of Business in 1996.

MICHAEL J. CAPUTO joined CRM as a Research Analyst in August 2002. Prior to joining CRM, he was a Vice President in Corporate Finance at Morgan Stanley from March 2000 to August 2002. Prior to that, he worked in Corporate Finance at Lehman Brothers from August 1998 to March 2000 and at Dillon Reed from August 1996 to August 1998. Mr. Caputo earned a B.A. from the University of Notre Dame and an M.B.A. from the Wharton School.

SERVICE PROVIDERS

The chart below provides information on the Funds' service providers.

CRM LARGE CAP VALUE FUND
CRM MID CAP VALUE FUND
CRM SMALL CAP VALUE FUND

Asset Management

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue
White Plains, NY 10604
Manages each Series' business and investment activities.

Shareholder Services

TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
Handles shareholder services, including recordkeeping and statements, payment of distributions and processing of buy and sell requests.

Fund Operations

ADMINISTRATOR AND ACCOUNTING AGENT

Rodney Square Management Corporation
1100 North Market Street
Wilmington, DE 19890
SUB-ADMINISTRATOR AND
ACCOUNTING AGENT

PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
Provides facilities, equipment and personnel to carry out administrative services related to each Fund and calculates each Fund's net asset value and distributions.

Asset Safe Keeping

CUSTODIAN

Wilmington Trust Company
1100 North Market Street
Wilmington, DE 19890

SUB-CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

Holds each Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating each Fund's net asset value per share.

Distribution

DISTRIBUTOR
PFPC Distributors, Inc.
Distributes each Fund's shares.

                            SHAREHOLDER INFORMATION

PRICING OF SHARES

The Funds value their assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

PLAIN TALK

                     WHAT IS THE NET ASSET VALUE OR "NAV"?

  NAV  =  Assets - Liabilities
          --------------------
          Outstanding Shares

PFPC Inc. determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, the transfer agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.

Shares will not be priced on those days the Funds' offices are closed. As of the date of this prospectus, those days are:

         New Year's Day                      Good Friday              Labor Day
         Martin Luther King, Jr. Day         Memorial Day             Thanksgiving Day
         Presidents' Day                     Independence Day         Christmas Day

PURCHASE OF SHARES

PLAIN TALK

                            HOW TO PURCHASE SHARES:

                         - Directly by mail or by wire

                         - As a client of a Third Party

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in a Fund's Investor Shares is $10,000 ($2,000 for IRAs or automatic investment plans). The Funds, in their sole discretion, may waive the minimum initial amount to establish certain Investor Share accounts. The minimum additional investment for all accounts is $100. You may purchase shares as specified below.

You may also purchase shares if you are a client of a broker or other financial institution (a "Third Party"). The policies and fees charged by a Third Party may be different than those charged by a Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (included with this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

  REGULAR MAIL:                             OVERNIGHT MAIL:
  -------------                             ---------------
  CRM Funds                                 CRM Funds
  c/o PFPC Inc.                             c/o PFPC Inc.
  P.O. Box 9812                             400 Bellevue Parkway, Suite 108
  Providence, RI 02940                      Wilmington, DE 19809

BY WIRE:You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to:

PFPC Trust Company

c/o PNC Bank

Philadelphia, PA

ABA #031-0000-53

DDA #86-0172-6591

Attention: CRM Funds

Be sure to include your account number, the Fund name and your name. If you make an initial purchase by wire, you must promptly forward a completed application to the transfer agent at the address above. If you are making a subsequent purchase, the wire should also indicate your Fund account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Funds will not accept third party checks.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), or an automatic investment plan, please refer to our Statement of Additional Information.

REDEMPTION OF SHARES

PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

                                   - By mail

                                 - By telephone

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit its customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m., Eastern time), or the next Business Day (if received after 4:00 p.m., Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account with a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee". A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

  REGULAR MAIL:                             OVERNIGHT MAIL:
  -------------                             ---------------
  CRM Funds                                 CRM Funds
  c/o PFPC Inc.                             c/o PFPC Inc.
  P.O. Box 9812                             400 Bellevue Parkway, Suite 108
  Providence, RI 02940                      Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Funds have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of your signature, as the shareholder. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds a Fund's shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Fund account falls below $10,000 for Investor Share accounts ($2,000 for IRAs or automatic investment plans), a Fund may ask you to increase your balance. If the account value is still below $10,000 after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below $10,000 solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND: The Funds reserve the right to make redemptions "in kind" -- payments of redemption proceeds in portfolio securities rather than cash -- if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of a Series' assets).

EXCHANGE OF SHARES

PLAIN TALK

                         WHAT IS AN EXCHANGE OF SHARES?

An exchange of shares allows you to move your money from one fund to another fund within a family of funds.

You may exchange all or a portion of your shares in a Fund for Investor Shares of another CRM fund.

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $10,000 for Investor Share accounts.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Investor Shares to be acquired through such exchange may be legally made.

DIVIDENDS AND DISTRIBUTIONS

PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

As a shareholder of a Fund, you are entitled to dividends and other distributions arising from the net investment income and net realized gains, if any, earned on the investments held by the Funds. Dividends and distributions, if any, are declared and paid annually to you. Each Fund expects to distribute any net realized gains once a year.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.

TAXES

FEDERAL INCOME TAXES: As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from a Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. Distributions of a Fund's net capital gain whether reinvested in Fund shares or taken as cash, are taxable to you as long-term capital gain, when designated as such, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. Each Fund anticipates the distribution of net investment income.

It is a taxable event for you if you sell or exchange shares of a Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisor concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

PFPC Distributors, Inc. (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHAREHOLDER SERVICE FEES

The Board of Trustees has adopted a shareholder service plan authorizing each Fund to pay service providers an annual fee not exceeding 0.25% of the Fund's average daily net assets of its Investor Shares, to compensate service providers who maintain a service relationship with shareholders of the Fund's Investor Shares. Service activities provided by service providers under this plan include
(a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders of Investor Shares.

MASTER/FEEDER STRUCTURE

Other investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. None of the Funds is currently contemplating such a move.

SHARE CLASSES

Each Fund issues Investor, Institutional and Retail Share classes. Each class has different minimum investment requirements, fees and expenses. Not all classes of a Fund are currently operational. Investors investing $10,000 or more may purchase Investor Shares. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more, or where related accounts total $1,000,000 or more when combined. Other investors investing $1,000 or more may purchase Retail Shares. Unlike the Retail and Investor Shares, the Institutional Shares are not subject to a shareholder servicing fee. The Retail Shares are subject to a distribution fee.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

                           ANNUAL/SEMI-ANNUAL REPORTS

These reports contain performance data and information on the Funds' holdings and operating results for the Funds' most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

                    STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

                                    CRM Funds
                                  c/o PFPC Inc.
                              400 Bellevue Parkway
                                    Suite 108
                           Wilmington, Delaware 19809
                                 (800) CRM-2883
                       9:00 a.m. to 5:00 p.m. Eastern time

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-CRM-2883.

            The investment company registration number is 811-08648.



CRM FUNDS

CRM LARGE CAP
VALUE FUND

CRM MID CAP
VALUE FUND

CRM SMALL CAP
VALUE FUND


CRM FUNDS
C/O PFPC
400 BELLEVUE PARKWAY
WILMINGTON, DE 19809
800-CRM-2883

WEB SITE:
WWW.CRMFUNDS.COM

                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND

                               OF WT MUTUAL FUND
--------------------------------------------------------------------------------

                    SUPPLEMENT DATED NOVEMBER 1, 2002 TO THE
         INSTITUTIONAL SHARES PROSPECTUS DATED NOVEMBER 1, 2002 AND THE
               INVESTOR SHARES PROSPECTUS DATED NOVEMBER 1, 2002

The information in this Supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with such Prospectuses.

CRM SMALL CAP VALUE FUND CLOSED TO NEW INVESTORS

Due to the limited market of small capitalization companies, the CRM Small Cap Value Fund's adviser regularly monitors the Fund's asset size in an effort to ensure that the Fund will be able to seek investments in quality small capitalization companies that meet the adviser's investment criteria as well as the Fund's investment objective and strategy. The Fund's level of net assets (as of the date of this prospectus) may make it difficult for the Fund to seek such investments. As a result, the Fund was closed to new investors on July 31, 2002. Shares of the Small Cap Value Fund will now only be offered to:

     (i) persons who already hold shares of the Small Cap Value Fund directly or through accounts maintained by brokers pursuant to arrangements with CRM and WT Mutual Fund;

     (ii) existing and future clients of financial intermediaries or consultants whose clients already hold shares of the Small Cap Value Fund;

     (iii) persons who are existing or new clients of Wilmington Trust Company ("Wilmington Trust") who purchase shares of the Small Cap Value Fund through a trust account managed by Wilmington Trust or a trust account in which Wilmington Trust serves as the trustee; and

     (iv) trustees/directors, officers and employees of CRM, WT Mutual Fund, Wilmington Trust and their affiliates, and their respective spouses, parents and children.

Shareholders of the Large Cap Value and Mid Cap Value Funds are not permitted to acquire shares of the Small Cap Value Fund by exchange. Distributions to all shareholders of the Small Cap Value Fund will continue to be reinvested unless a shareholder has elected otherwise.

The Board may reopen the Small Cap Value Fund to new investors at any time, and may subsequently close the Fund should concerns regarding the Fund's asset size recur. The Board reserves the right to further restrict or reject sales of shares of any fund.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CRM FUNDS

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

PROSPECTUS

PROSPECTUS DATED NOVEMBER 1, 2002


CRM LARGE CAP
VALUE FUND

CRM MID CAP
VALUE FUND

CRM SMALL CAP
VALUE FUND


Institutional Shares

                               TABLE OF CONTENTS

A look at the goals, strategies,         FUND DESCRIPTIONS
risks, expenses and financial history
of each Fund.

                                                   SUMMARY..................... .....................          2
                                                   PERFORMANCE INFORMATION...........................          5
                                                   FEES AND EXPENSES.................................          9
                                                   INVESTMENT OBJECTIVES.............................         11
                                                   PRIMARY INVESTMENT STRATEGIES.....................         11
                                                   ADDITIONAL RISK INFORMATION.......................         15
                                                   FINANCIAL HIGHLIGHTS..............................         17

Details about the service providers.     MANAGEMENT OF THE FUNDS
                                                   INVESTMENT ADVISER............... ................         19
                                                   SERVICE PROVIDERS.................................         22

Policies and instructions for            SHAREHOLDER INFORMATION
opening, maintaining and closing an
account in any of the Funds.

                                                   PRICING OF SHARES................ ................         23
                                                   PURCHASE OF SHARES................................         24
                                                   REDEMPTION OF SHARES..............................         26
                                                   EXCHANGE OF SHARES................................         28
                                                   DIVIDENDS AND DISTRIBUTIONS.......................         29
                                                   TAXES.............................................         29

Details on the Funds' share classes      DISTRIBUTION ARRANGEMENTS
and master/feeder arrangement.

                                                   MASTER/FEEDER STRUCTURE............. .............         31
                                                   SHARE CLASSES.....................................         31

                                         FOR MORE INFORMATION........................................ BACK COVER

                                         For information about key terms and concepts, look for our "PLAIN TALK"
                                         explanations.

                               FUND DESCRIPTIONS

                            CRM LARGE CAP VALUE FUND

                             CRM MID CAP VALUE FUND

                            CRM SMALL CAP VALUE FUND



                              Institutional Shares

PLAIN TALK

                             WHAT IS A MUTUAL FUND?

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.

SUMMARY

PLAIN TALK

                                 WHAT IS "CAP"?

Cap or the market capitalization of a company means the value of the company's common stock in the stock market.

Investment Objective
                  - The LARGE CAP VALUE FUND, MID CAP VALUE FUND and SMALL CAP
                    VALUE FUND each seek to achieve long-term capital appreciation.
--------------------------------------------------------------------------------

Investment Focus  - Equity (or related) securities
--------------------------------------------------------------------------------

Share Price Volatility
                  - Moderate to high
--------------------------------------------------------------------------------

Principal Investment
Strategy          - Each Fund operates as a "feeder fund," which means that the
                    Fund does not buy individual securities directly. Instead, each Fund invests in a corresponding mutual fund or "master fund," which in turn purchases investment securities. Each Fund invests all of its assets in a master fund (the "Series") which is a separate series of another mutual fund. The Funds and their corresponding Series have the same investment objective, policies and limitations.

                  - The LARGE CAP VALUE FUND will invest its assets in the Large
                    Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap of $10 billion or higher ("large cap company") at the time of purchase. Effective January 1, 2003, the Series will consider an issuer to be a large cap company if such company has a market capitalization, at the time of purchase, equal to at least that of the smallest company in the top 40% of the Russell 1000 Value Index. The capitalization of companies that make up the Russell 1000 Value Index will change due to changes in the market. As a result, the capitalization of large cap companies in which the Series will invest will also change. As of September 30, 2002, the market capitalization of the smallest company in the top 40% of the Russell 1000 Value Index is $2.3 billion and the market capitalization of the largest company in such index is $216.3 billion.

                  - The MID CAP VALUE FUND will invest its assets in the Mid Cap
                    Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap between $1 and $10 billion ("mid cap company") at the time of purchase. Effective January 1, 2003, the Series will consider an issuer to be a mid cap company if such company has a market capitalization, at the time of purchase, between the capitalization of the smallest and largest company in the Russell Midcap Value Index. The capitalization of companies that make up the Russell Midcap Value Index will change due to changes in the market. As a result, the capitalization of mid cap companies in which the Series will invest will also change. As of September 30, 2002, the capitalization of companies that make up the Russell Midcap Value Index is between $201 million and $10.2 billion.

                  - The SMALL CAP VALUE FUND will invest its assets in the Small
                    Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap of $1 billion or less ("small cap company") at the time of purchase. Effective January 1, 2003, the Series will consider an issuer to be a small cap company if such company has a market capitalization, at the time of purchase, less than the capitalization of the largest stock in the Russell 2000 Value Index. The capitalization of companies that make up the Russell 2000 Value Index will change due to changes in the market. As a result, the capitalization of small cap companies in which the Series will invest will also change. As of September 30, 2002, the capitalization of the largest stock in the Russell 2000 Value Index is less than $1.7 billion.

                  - Each Series invests in securities whose prices are low
                    relative to comparable companies.

--------------------------------------------------------------------------------

Principal Risks   The Funds are subject to the risks summarized below which are further described under "Additional Risk Information."

                  - It is possible to lose money by investing in a Fund.

                  - A Fund's share price will fluctuate in response to changes in the market value of the Fund's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                  - A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

                  - Small cap companies may be more vulnerable than larger
                    companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                  - The performance of a Fund will depend on whether or not the investment adviser is successful in pursuing an investment strategy.
--------------------------------------------------------------------------------

Investor Profile  - Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns.

                            PERFORMANCE INFORMATION

CRM LARGE CAP VALUE FUND

The Institutional Shares of the Fund have not commenced operations as of the date of this prospectus. Accordingly, the information included in the bar chart and performance table below reflects the performance of the Fund's Investor Shares(1) for the past three calendar years and have been included to illustrate the risks and volatility of investing in the Fund. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

      ANNUAL RETURNS (BEFORE TAXES) FOR THE CALENDAR YEARS SINCE INCEPTION

[BAR CHART]

1999                                                                             -5.39
----                                                                             -----
2000                                                                             18.28
2001                                                                             -5.63

     Calendar Year-to-Date Total Return as of September 30, 2002: (35.30)%

               BEST QUARTER                            WORST QUARTER
                  12.69%                                 (18.24)%
            (December 31, 2001)                    (September 30, 1999)

PLAIN TALK

                               WHAT IS AN INDEX?

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

(1) The returns are for a class that is not offered in this prospectus. The returns for the Institutional Shares would be substantially similar to the Investor Shares because the shares are invested in the same portfolio of securities. Annual returns would differ only to the extent that the classes do not have the same expenses.

LARGE CAP VALUE FUND

INVESTOR SHARES

                                                                              SINCE INCEPTION
           AVERAGE ANNUAL RETURNS AS OF 12/31/01                1 YEAR       (AUGUST 25, 1998)
  Before Taxes                                                  (5.63)%            6.05%
  After Taxes on Distributions(1)                               (5.72)%            5.73%
  After Taxes on Distributions and Sales of Shares(1)           (3.43)%            4.74%
  RUSSELL 1000 VALUE INDEX (reflects no deduction for fees,
    expenses or taxes)(2)                                       (5.59)%            5.50%
  S&P 500 INDEX (reflects no deduction for fees, expenses or
    taxes)(3)                                                   (11.89)%           2.25%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Since the Institutional Shares of the Fund have not commenced operations, the average annual return information above reflects the performance of the Investor Shares of the Fund. After-tax returns for the Institutional Shares will vary.
(2) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
(3) The S&P 500 Index is the Standard and Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

CRM MID CAP VALUE FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund's Institutional Shares for the past three calendar years. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

      ANNUAL RETURNS (BEFORE TAXES) FOR THE CALENDAR YEARS SINCE INCEPTION [BAR CHART]

1999                                                                             4.57
----                                                                             ----
2000                                                                             55.55
2001                                                                             19.42

     Calendar Year-to-Date Total Return as of September 30, 2002: (19.20)%

               BEST QUARTER                            WORST QUARTER
                  24.87%                                 (16.35)%
            (December 31, 2001)                    (September 30, 1999)

MID CAP VALUE FUND

INSTITUTIONAL SHARES

                                                                             SINCE INCEPTION
           AVERAGE ANNUAL RETURNS AS OF 12/31/01                1 YEAR      (JANUARY 6, 1998)
  Before Taxes                                                  19.42%           20.08%
  After Taxes on Distributions(1)                               16.62%           18.80%
  After Taxes on Distributions and Sales of Shares(1)           11.85%           16.10%
  RUSSELL MIDCAP VALUE INDEX (reflects no deduction for
    fees, expenses or taxes)(2)                                  2.33%           12.31%
  RUSSELL MIDCAP INDEX (reflects no deduction for fees,
    expenses or taxes)(3)                                       (5.62)%           8.20%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.
(3) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

CRM SMALL CAP VALUE FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund's Institutional Shares for the past three calendar years. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

      ANNUAL RETURNS (BEFORE TAXES) FOR THE CALENDAR YEARS SINCE INCEPTION [BAR CHART]

1999                                                                             11.45
----                                                                             -----
2000                                                                             18.38
2001                                                                             26.47

     Calendar Year-to-Date Total Return as of September 30, 2002: (18.25)%

               BEST QUARTER                            WORST QUARTER
                  20.77%                                 (15.43)%
            (December 31, 2001)                    (September 30, 2001)

SMALL CAP VALUE FUND

INSTITUTIONAL SHARES

                                                                             SINCE INCEPTION
           AVERAGE ANNUAL RETURNS AS OF 12/31/01                1 YEAR      (JANUARY 27, 1998)
  Before Taxes                                                  26.47%            10.78%
  After Taxes on Distributions(1)                               23.58%             9.77%
  After Taxes on Distributions and Sales of Shares(1)           16.69%             8.44%
  RUSSELL 2000 VALUE INDEX (reflects no deduction for fees,
    expenses or taxes)(2)                                       14.03%             7.56%
  RUSSELL 2000 INDEX (reflects no deduction for fees,
    expenses or taxes)(3)                                        2.49%             5.09%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.
(3) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

                               FEES AND EXPENSES

PLAIN TALK

                            WHAT ARE FUND EXPENSES?

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. Each Fund's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Fund. No sales charges or other fees are paid directly from your investment.

INSTITUTIONAL SHARES

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)
  LARGE CAP VALUE FUND
    Management fees                                                    0.55%
    Distribution (12b-1) fees                                           None
    Other Expenses(2)                                                  1.56%
    TOTAL ANNUAL OPERATING EXPENSES                                    2.11%
    Fee Waiver(3)                                                      0.96%
    Net Expenses(3)                                                    1.15%
  MID CAP VALUE FUND
    Management fees                                                    0.75%
    Distribution (12b-1) fees                                           None
    Other Expenses                                                     0.41%
    TOTAL ANNUAL OPERATING EXPENSES                                    1.16%
    Fee Waiver(3)                                                      0.01%
    Net Expenses(3)                                                    1.15%
  SMALL CAP VALUE FUND
    Management fees                                                    0.75%
    Distribution (12b-1) fees                                           None
    Other Expenses                                                     0.25%
    TOTAL ANNUAL OPERATING EXPENSES(3)                                 1.00%

(1) The table above and the Example below each reflect the aggregate annual operating expenses of each Fund and the corresponding Series in which the Fund invests.

(2) "Other Expenses" are based on estimated amounts for the current fiscal year.

(3) The investment adviser has a contractual obligation to waive a portion of its fees through November 1, 2010 and assume certain expenses of each Fund to the extent that the total annual operating expenses exceed 1.15% of net assets.

EXAMPLE

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

     - you reinvested all dividends and other distributions;

     - the average annual return was 5%;

     - each Fund's maximum total operating expenses (reflecting contractual waivers and reimbursements through November 1, 2010) are charged and remain the same over the time periods; and

     - you redeemed all of your investment at the end of the time period.

Although your actual costs, may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES

                                             LARGE CAP             MID CAP VALUE            SMALL CAP
                                             VALUE FUND                FUND                 VALUE FUND
  1 Year                                        $117                  $  117                  $  102
  3 Years                                       $365                  $  365                  $  318
  5 Years                                        N/A                  $  633                  $  552
  10 Years                                       N/A                  $1,400                  $1,225

The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

                              INVESTMENT OBJECTIVE

The Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund each seek to achieve long-term capital appreciation. These investment objectives may not be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

PLAIN TALK

                             WHAT ARE VALUE FUNDS?

Value funds invest in the common stock of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

VALUE INVESTING. Through their investment in a corresponding Series, the Large Cap Value, Mid Cap Value and Small Cap Value Funds seek to invest in stocks that are less expensive than comparable companies, as determined by price-to-earnings ratios, price-to-cash flow ratios, asset value per share or other measures. Value investing therefore may reduce risk while offering the potential for capital appreciation as a stock gains favor among other investors and its price rises.

The Series are managed using investment strategies that the investment adviser has used for over twenty-five years. The Series' investment adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The investment adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow a company and recommend its purchase or sale to investors.

THE INVESTMENT ADVISER'S PROCESS. The investment adviser starts by identifying early changes in a company's operations, finances or management. The investment adviser is attracted to companies which will look different tomorrow -- operationally, financially, managerially -- when compared to yesterday. This type of dynamic change often creates confusion and misunderstanding and may lead to a drop in a company's stock price. Examples of change include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the investment adviser evaluates the company on several levels. It analyzes:

     - Financial models based principally upon projected cash flows;

     - The price of a company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company;

     - The extent of management's ownership interest in a company; and

     - A company's market by corroborating its observations and assumptions by meeting with management, customers and suppliers.

The investment adviser also evaluates the degree of recognition of a company by investors by monitoring the number of sell side analysts who closely follow a company and nature of its shareholder base. Before deciding to purchase a stock, the investment adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

The identification of change comes from a variety of sources including the private capital network which the investment adviser has established among its clients, historical investments and intermediaries. The investment adviser also makes extensive use of clipping services and regional brokers and bankers to identify elements of change. Members of the investment adviser's portfolio management team regularly meet with companies around the country and sponsor more than 200 company/management meetings in its New York office.

In order to place a valuation on the proposed investment, the investment adviser will consider a company's historic valuation multiples, multiples of comparable companies and multiples paid in private market transactions. In its overall assessment, the investment adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24 month holding period.

An important function of the investment adviser is to set a price target at which the stock will be sold when there has been no fundamental change in the investment case. In setting a price target for a stock, the investment adviser considers appreciation potential relative to risk over a two year period. The investment adviser constantly monitors the companies held by a Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the investment adviser's portfolio management team. A final decision on selling the stock is made after all such factors are analyzed.

The LARGE CAP VALUE FUND invests its assets in the Large Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

     - common stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $10 billion or higher ("large cap company") at the time of purchase;

     - options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies;

     - options on indices of the common stock of large cap companies; and

     - contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of large cap companies, and options upon such futures contracts.

The Large Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of large cap companies that are deemed by the investment adviser to be undervalued as compared to a company's profitability potential.

Effective January 1, 2003, the Series will consider a company to be a large cap company if such company has a market capitalization, at the time of purchase, equal to at least that of the smallest company in the top 40% of the Russell 1000 Value Index. The capitalization of companies that make up the Russell 1000 Value Index will change due to changes in the market. As a result, the capitalization of large cap companies in which the Series will invest will also change. As of September 30, 2002, the market capitalization of the smallest company in the top 40% of the Russell 1000 Value Index is $2.3 billion and the market capitalization of the largest company in such index is $216.3 billion.

The MID CAP VALUE FUND invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

     - common and preferred stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization between $1 and $10 billion ("mid cap company") at the time of purchase;

     - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies; and

     - warrants.

The Mid Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of mid cap companies that are deemed by the investment adviser to be undervalued as compared to a company's profitability potential.

Effective January 1, 2003, the Series will consider a company to be a mid cap company if such company has a market capitalization, at the time of purchase, between the capitalization of the smallest and largest company in the Russell

Midcap Value Index. The capitalization of companies that make up the Russell Midcap Value Index will change due to changes in the market. As a result, the capitalization of mid cap companies in which the Series will invest will also change. As of September 30, 2002, the capitalization of companies that make up the Russell Midcap Value Index is between $201 million and $10.2 billion.

PLAIN TALK

                           WHAT ARE SMALL CAP FUNDS?

Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth but they also typically have greater risk and more volatility.

The SMALL CAP VALUE FUND invests its assets in the Small Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

     - common and preferred stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $1 billion or less ("small cap company") at the time of purchase;

     - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of small cap companies; and

     - warrants.

The Small Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of small cap companies that are deemed by the investment adviser to be undervalued as compared to a company's profitability potential.

Effective January 1, 2003, the Series will consider a company to be a small cap company if such company has a market capitalization, at the time of purchase, less than the capitalization of the largest stock in the Russell 2000 Value Index. The capitalization of companies that make up the Russell 2000 Value Index will change due to changes in the market. As a result, the capitalization of small cap companies in which the Series will invest will also change. As of September 30, 2002, the capitalization of the largest stock in the Russell 2000 Value Index is less than $1.7 billion.

ALL SERIES. The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve their respective investment objectives.

The frequency of fund transactions and a Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gains distribution. Under normal market conditions, each Series' turnover rate is expected to be less than 100%.

Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in a Fund unless otherwise indicated. Further information about a Fund's investments is available in our Statement of Additional Information:

     - DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may be committed or exposed to derivative strategies.

     - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Funds may encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Fund has and, therefore, could have effective voting control over the operation of the master fund.

     - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     - SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Small Cap Value Fund only)

     - VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

     - VALUE INVESTING RISK:The risk that a Series' investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund since inception. The Institutional Shares of the Large Cap Value Fund have not commenced operations as of the date of this prospectus. Certain information reflects financial results for a single Institutional Share of a Fund. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). This information has been audited by Ernst & Young, LLP, whose report, along with each Fund's financial statements, is included in the Institutional Shares' Annual Report, which is available, without charge, upon request.

                                                      YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED
                                                       JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,     SEPTEMBER 30,
                                                         2002         2001        2000+        1999(B)+       1998(A)+
   MID CAP VALUE FUND -- INSTITUTIONAL SHARES
   NET ASSET VALUE -- BEGINNING OF PERIOD...........   $ 18.19      $ 13.25      $ 11.13        $ 9.67         $10.00
                                                       -------      -------      -------        ------         ------
   INVESTMENT OPERATIONS:
     Net investment income..........................        --         0.09         0.05          0.02           0.05
     Net realized and unrealized gain (loss) on
       investments..................................      0.92         5.48         2.09          1.53          (0.38)
                                                       -------      -------      -------        ------         ------
       Total from investment operations.............      0.92         5.57         2.14          1.55          (0.33)
                                                       -------      -------      -------        ------         ------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income.....................     (0.03)       (0.06)       (0.02)        (0.05)            --
     From net realized gain on investments..........     (1.15)       (0.57)          --         (0.04)            --
                                                       -------      -------      -------        ------         ------
       Total Distributions to Shareholders..........     (1.18)       (0.63)       (0.02)        (0.09)            --
                                                       -------      -------      -------        ------         ------
   NET ASSET VALUE -- END OF PERIOD.................   $ 17.93      $ 18.19      $ 13.25        $11.13         $ 9.67
                                                       =======      =======      =======        ======         ======
   TOTAL RETURN.....................................      5.04%       42.88%       19.30%        16.11%(c)     (3.30)%(c)
   RATIOS/SUPPLEMENTAL DATA
   Ratios to Average Net Assets:(e)
     Expenses, including reimbursement/waiver.......      1.14%        1.15%        1.15%         1.15%(d)       1.15%(d)
     Expenses, excluding reimbursement/waiver.......      1.16%        1.53%        2.20%         2.85%(d)       4.16%(d)
     Net investment income, including
       reimbursement/waiver.........................      0.03%        0.66%        0.44%         0.22%(d)       0.84%(d)
   Portfolio turnover rate..........................       143%         163%         274%          118%(c)         78%(c)
   Net assets at end of period (000's omitted)......   $94,391      $38,823      $18,573        $9,887         $5,338

+ Effective November 1, 1999, The CRM Funds - Mid Cap Value Fund ("Predecessor Fund") was merged into the WT Mutual Fund - CRM Mid Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.

(a) For the period January 6, 1998 (inception of Institutional Share class) through September 30, 1998.

(b) For the period October 1, 1998 through June 30, 1999.

(c) Not Annualized.

(d) Annualized.

(e) Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I - Mid Cap Value Series and the portfolio turnover reflects the investment activity of the Series.

                                                      YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED   PERIOD ENDED
                                                       JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,     SEPTEMBER 30,
                                                         2002         2001        2000+        1999(B)+       1998(A)+
   SMALL CAP VALUE FUND -- INSTITUTIONAL SHARES
   NET ASSET VALUE -- BEGINNING OF PERIOD...........   $  22.29     $  16.49     $  15.11      $ 13.72         $ 15.99
                                                       --------     --------     --------      -------         -------
   INVESTMENT OPERATIONS:
     Net investment income (loss)...................       0.04         0.16        (0.09)        0.01            0.01
     Net realized and unrealized gain (loss) on
       investments..................................       0.67         6.47         1.47         1.38           (2.28)
                                                       --------     --------     --------      -------         -------
       Total from investment operations.............       0.71         6.63         1.38         1.39           (2.27)
                                                       --------     --------     --------      -------         -------
   DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income.....................      (0.10)       (0.02)          --           --              --
     From net realized gain on investments..........      (1.48)       (0.81)          --           --              --
     Return of capital..............................         --           --           --           --(c)           --
                                                       --------     --------     --------      -------         -------
       Total Distributions to Shareholders..........      (1.58)       (0.83)          --           --              --
                                                       --------     --------     --------      -------         -------
   NET ASSET VALUE -- END OF PERIOD.................   $  21.42     $  22.29     $  16.49      $ 15.11         $ 13.72
                                                       ========     ========     ========      =======         =======
   TOTAL RETURN.....................................       3.43%       41.88%        9.13%       10.16%(d)     (14.20)%(d)
   RATIOS/SUPPLEMENTAL DATA
   Ratios to Average Net Assets:(f)
     Expenses, including reimbursement/waiver.......       1.00%        1.02%        1.09%        1.08%(e)        1.15%(e)
     Expenses, excluding reimbursement/waiver.......       1.00%        1.02%        1.09%        1.09%(e)        1.23%(e)
     Net investment income (loss), including
       reimbursement/waiver.........................       0.22%        0.92%       (0.56)%       0.11%(e)        0.08%(e)
   Portfolio turnover rate..........................         61%          90%          96%          64%(d)          57%(d)
   Net assets at end of period (000's omitted)......   $198,131     $163,285     $104,562      $90,051         $48,246

+ Effective November 1, 1999, The CRM Funds - Small Cap Value Fund ("Predecessor Fund") was merged into the WT Mutual Fund -- CRM Small Cap Value Fund. The financial highlights for periods prior to November 1, 1999 reflect the performance of the Predecessor Fund.

(a) For the period January 27, 1998 (inception of Institutional Share class) through September 30, 1998.

(b) For the period October 1, 1998 through June 30, 1999.

(c) Less than $0.01 per share.

(d) Not Annualized.

(e) Annualized.

(f) Effective November 1, 1999, the ratios to average net assets include expenses allocated from the WT Investment Trust I - Small Cap Value Series and the portfolio turnover reflects the investment activity of the Series.

                            MANAGEMENT OF THE FUNDS

The Board of Trustees for each Fund supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

Cramer Rosenthal McGlynn, LLC ("CRM" or the "Adviser"), 707 Westchester Avenue, White Plains, New York 10604, serves as the investment adviser to the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series. Subject to the general control of the Board of Trustees, CRM makes investment decisions for the Series. CRM and its predecessors have managed investments in small, medium and large capitalization companies for more than twenty-nine years. As of September 30, 2002, CRM had over $3.9 billion of assets under management.

For the twelve months ended June 30, 2002, CRM received investment advisory fees of 0.55% for the Large Cap Value Series, 0.75% for the Mid Cap Value Series and 0.75% for the Small Cap Value Series, as a percentage of each Series' average daily net assets.

FUND MANAGERS

The day-to-day management of the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series is shared by a team of individuals employed by CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of each Series. In addition, Jay B. Abramson is the leader of the team responsible for the management of the Mid Cap Value Series, and James
P. Stoeffel and Terry Lally are the leaders of the team responsible for the management of the Small Cap Value Series. Kevin M. Chin, Adam L. Starr and David
A. Tillson are leaders of the team responsible for the management of the Large Cap Value Series. Carl Brown, Todd Denker, Brendan Hartman, and

Michael Caputo assist each team leader in the day-to-day management of each Series. Each portfolio manager's business experience and educational background is as follows:

RONALD H. MCGLYNN is a Co-founder, Chief Executive Officer and President of CRM and has over 34 years of investment experience. Prior to co-founding CRM in 1973, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an M.B.A. from Columbia University.

JAY B. ABRAMSON, CPA is an Executive Vice President of CRM. Mr. Abramson joined CRM in 1985 and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

JAMES P. STOEFFEL, CPA joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. Prior to that, he was Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. He served as a Senior Financial Analyst/ Assistant Treasurer with Ticor Title Insurance Co., and as an auditor. Mr. Stoeffel earned a B.A. from Washington & Lee University and an M.B.A. from New York University's Stern School of Business and is a Certified Public Accountant.

TERRY LALLY, CFA is a Vice President of CRM and joined the firm in 2000. He is responsible for investment research. Prior to joining CRM, Mr. Lally worked for nine years at The Prudential in U.S. small cap and emerging market equity analysis, corporate finance, and equity trading. Mr. Lally earned a B.B.A. from the University of Notre Dame in 1989, an M.B.A. from Harvard University in 1995, and is a Chartered Financial Analyst.

KEVIN M. CHIN is a Vice President of CRM. Mr. Chin joined the firm in 1989 and is responsible for investment research. Prior to joining CRM, Mr. Chin was a Financial Analyst for the Mergers and Acquisitions Department of Morgan Stanley and a Risk Arbitrageur with The First Boston Corporation. He received a B.S. from Columbia University School of Engineering & Applied Science.

ADAM L. STARR is a Vice President of CRM. Mr. Starr joined CRM in 1999 and is responsible for portfolio management and research. Prior to joining CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC from 1992 to 1999. Previously, he was an Analyst and Portfolio Manager at Charter Oak Partners from 1990 to 1992 and First Manhattan Company. Mr. Starr earned a B.A. from Clark University and an M.B.A. from Columbia University.

DAVID A. TILLSON, CFA is a Senior Vice President of CRM. He joined CRM in October 2002 and is responsible for portfolio management. Prior to joining CRM, he was a Managing Director at U.S. Trust Company from 1993 to 2002.

Mr. Tillson received a B.A. from Brown University and an M.B.A. from New York University. He is a member of the New York Society of Security and Analysts and the Association for Investment Management and Research.

CARL D. BROWN joined CRM in April 1999 and is a Research Analyst. Prior to joining CRM, Mr. Brown was a Tax Consultant and CPA at KPMG Peat Marwick from 1994 to April 1999. He earned a B.A. from the University of Pennsylvania in 1994 and an M.B.A. from New York University's Stern School of Business in 1996.

TODD R. DENKER, CFA joined CRM as a Research Analyst in January 2001. Prior to joining the firm, Mr. Denker was an Equity Research Analyst at CIBC World Markets from 1997 to January 2001. He received a B.S. from the State University of New York at Albany in 1993, an M.B.A. from New York University's Stern School of Business in 1998, and is a Chartered Financial Analyst.

BRENDAN J. HARTMAN joined CRM in March 2001 as a Research Analyst. Prior to joining CRM, Mr. Hartman was a Research Analyst at Donaldson, Lufkin & Jenrette from October 1997 to February 2001 and at Salomon Brothers from June 1996 to October 1997. His other work experience includes Latin American Telecom Analyst at Smith New Court, and Latin American Telecom & Latin American Metal & Mining Analyst at HSBC/James Capel from 1995 to 1996. He earned a B.A. from Lehigh University in 1990 and an M.B.A. from New York University's Stern School of Business in 1996.

MICHAEL J. CAPUTO joined CRM as a Research Analyst in August 2002. Prior to joining CRM, he was a Vice President in Corporate Finance at Morgan Stanley from March 2000 to August 2002. Prior to that, he worked in Corporate Finance at Lehman Brothers from August 1998 to March 2000 and at Dillon Reed from August 1996 to August 1998. Mr. Caputo earned a B.A. from the University of Notre Dame and an M.B.A. from the Wharton School.

SERVICE PROVIDERS

The chart below provides information on the Funds' service providers.

                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND

                   CRM SMALL CAP VALUE FUND
ASSET MANAGEMENT

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue
White Plains, NY 10604
Manages each Series' business and investment activities.

Shareholder Services

TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
Handles shareholder services, including recordkeeping and statements, payment of distributions and processing of buy and sell requests.

Fund Operations

ADMINISTRATOR AND ACCOUNTING AGENT
Rodney Square Management Corporation
1100 North Market Street
Wilmington, DE 19890

SUB-ADMINISTRATOR AND ACCOUNTING AGENT

PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809
Provides facilities, equipment and personnel to carry out administrative services related to each Fund and calculates each Fund's net asset value and distributions.

Asset Safe Keeping

CUSTODIAN

Wilmington Trust Company
1100 North Market Street
Wilmington, DE 19890

SUB-CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153
Holds each Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating each Fund's net asset value per share.

DISTRIBUTOR

PFPC Distributors, Inc.
Distributes each Fund's shares.

                            SHAREHOLDER INFORMATION

PRICING OF SHARES

The Funds value their assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

PLAIN TALK

                     WHAT IS THE NET ASSET VALUE OR "NAV"?

  NAV  =  Assets - Liabilities
          --------------------
          Outstanding Shares

PFPC Inc. determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, the transfer agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.

Shares will not be priced on those days the Funds' offices are closed. As of the date of this prospectus, those days are:

         New Year's Day                      Good Friday              Labor Day
         Martin Luther King, Jr. Day         Memorial Day             Thanksgiving Day
         Presidents' Day                     Independence Day         Christmas Day

PURCHASE OF SHARES

PLAIN TALK

                            HOW TO PURCHASE SHARES:

                         - Directly by mail or by wire

                         - As a client of a Third Party

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in a Fund's Institutional Shares is $1,000,000. The Funds, in their sole discretion, may waive the minimum initial amount to establish certain Institutional Share accounts. Additional investments may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of a broker or other financial institution (a "Third Party"). The policies and fees charged by a Third Party may be different than those charged by a Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (included with this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

  REGULAR MAIL:                             OVERNIGHT MAIL:
  -------------                             ---------------
  CRM Funds                                 CRM Funds
  c/o PFPC Inc.                             c/o PFPC Inc.
  P.O. Box 9812                             400 Bellevue Parkway, Suite 108
  Providence, RI 02940                      Wilmington, DE 19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to:

PFPC Trust Company

c/o PNC Bank

Philadelphia, PA

ABA #031-0000-53

DDA #86-0172-6591

Attention: CRM Funds

Be sure to include your account number, the Fund name and your name. If you make an initial purchase by wire, you must promptly forward a completed application to the transfer agent at the address above. If you are making a subsequent purchase, the wire should also indicate your Fund account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Funds will not accept third party checks.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), or an automatic investment plan, please refer to our Statement of Additional Information.

REDEMPTION OF SHARES

PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

                                   - By mail

                                 - By telephone

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit its customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m., Eastern time), or the next Business Day (if received after 4:00 p.m., Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account with a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee". A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

  REGULAR MAIL:                             OVERNIGHT MAIL:
  -------------                             ---------------
  CRM Funds                                 CRM Funds
  c/o PFPC Inc.                             c/o PFPC Inc.
  P.O. Box 9812                             400 Bellevue Parkway, Suite 108
  Providence, RI 02940                      Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Funds have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

AUTOMATIC REDEMPTIONS: You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Automatic redemptions must be for at least $250.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of your signature, as the shareholder. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds a Fund's shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Fund account falls below $1,000,000 for Institutional Share accounts, a Fund may ask you to increase your balance. If the account value is still below $1,000,000 after 60 days, a Fund may close your account and send you the proceeds. A Fund will not close your account if it falls below this amount solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND: The Funds reserve the right to make redemptions "in kind" -- payments of redemption proceeds in portfolio securities rather than cash -- if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of a Series' assets).

EXCHANGE OF SHARES

PLAIN TALK

                         WHAT IS AN EXCHANGE OF SHARES?

An exchange of shares allows you to move your money from one fund to another fund within a family of funds.

You may exchange all or a portion of your shares in a Fund for Institutional Shares of another CRM Fund.

Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

Exchange transactions will be subject to the minimum initial investment and other requirements of the fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $1,000,000 for Institutional Share accounts.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Institutional Shares to be acquired through such exchange may be legally made.

DIVIDENDS AND DISTRIBUTIONS

PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

As a shareholder of a Fund, you are entitled to dividends and other distributions arising from net investment income and net realized gains, if any, earned on the investments held by the Funds. Dividends and distributions, if any, are declared and paid annually to you. Each Fund expects to distribute any net realized gains once a year.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.

TAXES

FEDERAL INCOME TAXES: As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from a Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. Distributions of a Fund's net capital gain whether reinvested in Fund shares or taken as cash, are taxable to you as long-term capital gain, when designated as such, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. Each Fund anticipates the distribution of net investment income.

It is a taxable event for you if you sell or exchange shares of a Fund. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisor concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

PFPC Distributors, Inc. (the "Distributor") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

MASTER/FEEDER STRUCTURE

Other investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. None of the Funds is currently contemplating such a move.

SHARE CLASSES

Each Fund issues Institutional, Investor and Retail Share classes. Each class has different minimum investment requirements, fees and expenses. Not all classes of a Fund are currently operational. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more, or where related accounts total $1,000,000 or more when combined. Other investors investing $10,000 or more may purchase Investor Shares; investors investing $1,000 or more may purchase Retail Shares. Unlike the Institutional Shares, Investor and Retail Shares are subject to a shareholder servicing fee. The Retail Shares are also subject to a distribution fee.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

                           ANNUAL/SEMI-ANNUAL REPORTS

These reports contain performance data and information on the Funds' holdings and operating results for the Funds' most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

                    STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

                                    CRM Funds
                                  c/o PFPC Inc.
                              400 Bellevue Parkway
                                    Suite 108
                           Wilmington, Delaware 19809
                                 (800) CRM-2883
                       9:00 a.m. to 5:00 p.m. Eastern time

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. Copies of this information may be obtained, upon payment of duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-CRM-2883.

            The investment company registration number is 811-08648.


CRM FUNDS


CRM LARGE CAP
VALUE FUND

CRM MID CAP
VALUE FUND

CRM SMALL CAP
VALUE FUND

CRM FUNDS
C/O PFPC
400 BELLEVUE PARKWAY
WILMINGTON, DE 19809

800-CRM-2883

WEB SITE:
WWW.CRMFUNDS.COM

CRM FUNDS

This prospectus gives vital information about this mutual fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

LIKE ALL MUTUAL FUND SHARES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

PROSPECTUS

PROSPECTUS DATED NOVEMBER 1, 2002

CRM MID CAP
VALUE FUND


Retail Shares

                               TABLE OF CONTENTS

A look at the goals, strategies,         FUND DESCRIPTION
risks, expenses and financial history
of the Fund.

                                                   SUMMARY..................... .....................          2
                                                   PERFORMANCE INFORMATION...........................          4
                                                   FEES AND EXPENSES.................................          6
                                                   INVESTMENT OBJECTIVE..............................          8
                                                   PRIMARY INVESTMENT STRATEGIES.....................          8
                                                   ADDITIONAL RISK INFORMATION.......................         10

Details about the service providers.     MANAGEMENT OF THE FUND
                                                   INVESTMENT ADVISER............... ................         12
                                                   SERVICE PROVIDERS.................................         15

Policies and instructions for            SHAREHOLDER INFORMATION
opening, maintaining and closing an
account in the Fund.

                                                   PRICING OF SHARES................ ................         16
                                                   PURCHASE OF SHARES................................         17
                                                   REDEMPTION OF SHARES..............................         19
                                                   DIVIDENDS AND DISTRIBUTIONS.......................         20
                                                   TAXES.............................................         21

Details on distribution plans,           DISTRIBUTION ARRANGEMENTS
distribution and service fees and the
Fund's master/feeder arrangement.

                                                   RULE 12B-1 FEES................. .................         22
                                                   SHAREHOLDER SERVICE FEES..........................         22
                                                   MASTER/FEEDER STRUCTURE...........................         23
                                                   SHARE CLASSES.....................................         23

                                         FOR MORE INFORMATION........................................ BACK COVER

                                         For information about key terms and concepts, look for our "PLAIN TALK"
                                         explanations.

                                FUND DESCRIPTION
     LOGO

                             CRM MID CAP VALUE FUND



                                 Retail Shares

PLAIN TALK

                             WHAT IS A MUTUAL FUND?

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds.

SUMMARY

PLAIN TALK

                                 WHAT IS "CAP"?

Cap or the market capitalization of a company means the value of the company's common stock in the stock market.

Investment Objective
                  - The MID CAP VALUE FUND seeks to achieve long-term capital appreciation.
--------------------------------------------------------------------------------

Investment Focus  - Equity (or related) securities
--------------------------------------------------------------------------------

Share Price Volatility
                  - Moderate to high
--------------------------------------------------------------------------------

Principal Investment
Strategy          - The Fund operates as a "feeder fund," which means that it does not buy individual securities directly. Instead, the Fund invests in a corresponding mutual fund or "master fund," which in turn purchases investment securities. The Fund invests all of its assets in a master fund (the "Series") which is a separate series of another mutual fund. The Fund and its corresponding Series have the same investment objective, policies and limitations.

                  - The MID CAP VALUE FUND will invest its assets in the Mid Cap
                    Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap between $1 and $10 billion ("mid cap company") at the time of purchase. Effective January 1, 2003, the Series will consider an issuer to be a mid cap company if such company has a market capitalization, at the time of purchase, between the capitalization of the smallest and largest company in the Russell Midcap Value Index. The capitalization of companies that make up the Russell Midcap Value Index will change due to changes in the market. As a result, the capitalization of mid cap companies in which the Series will invest will also change. As of September 30, 2002, the capitalization of companies that make up the Russell Midcap Value Index is between $201 million and $10.2 billion.

                  - The Series invests in securities whose prices are low
                    relative to comparable companies.
--------------------------------------------------------------------------------

Principal Risks   The Fund is subject to the risks summarized below which are further described under "Additional Risk Information."

                  - It is possible to lose money by investing in the Fund.

                  - The Fund's share price will fluctuate in response to changes in the market value of its investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.

                  - A value-oriented investment approach is subject to the risk that a security believed to be undervalued does not appreciate in value as anticipated.

                  - The performance of the Fund will depend on whether or not the investment adviser is successful in pursuing an investment strategy.
--------------------------------------------------------------------------------

Investor Profile  - Investors who want the value of their investment to grow and who are willing to accept more volatility for the possibility of higher returns.

                            PERFORMANCE INFORMATION

CRM MID CAP VALUE FUND

The Retail Shares of the Fund were first offered on July 30, 2002, and therefore, do not have a full calendar year of performance. Accordingly, the information included in the bar chart and performance table below reflects the performance of the Fund's Investor Shares(1) for the past calendar year and have been included to illustrate the risk and volatility of investing in the Fund. Of course, the Fund's past performance, both before and after taxes, does not necessarily indicate how the Fund will perform in the future.

      ANNUAL RETURNS (BEFORE TAXES) FOR THE CALENDAR YEAR SINCE INCEPTION

2001                                                                             19.06
----                                                                             -----

     Calendar Year-to-Date Total Return as of September 30, 2002: (19.33)%

               BEST QUARTER                            WORST QUARTER
                  24.81%                                 (13.33)%
            (December 31, 2001)                    (September 30, 2001)

PLAIN TALK

                               WHAT IS AN INDEX?

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

(1) The returns are for a class that is not offered in this prospectus. The returns for the Retail Shares would be substantially similar to the Investor Shares because the shares are invested in the same portfolio of securities. Annual returns would differ only to the extent that the classes do not have the same expenses. Specifically, the Investor Shares are subject to a 0.25% shareholder service fee while the Retail Shares are subject to a 0.25% shareholder service fee and a 0.15% Rule 12b-1 distribution fee.

MID CAP VALUE FUND

INVESTOR SHARES

                                                                               SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/01                           1 YEAR       (SEPTEMBER 20, 2000)
  Before Taxes                                                   19.06%             28.41%
  After Taxes on Distributions(1)                                16.27%             24.58%
  After Taxes on Distributions and Sales of Shares(1)            11.63%             20.89%
  RUSSELL MIDCAP VALUE INDEX (reflects no deductions for
    fees, expenses or taxes)(2)                                   2.33%             11.58%
  RUSSELL MIDCAP INDEX (reflects no deductions for fees,
    expenses or taxes)(3)                                       (5.62)%            (6.16)%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Since the Retail Shares of the Fund do not have a full calendar year of performance, the average annual return information above reflects the performance of the Investor Shares of the Fund. After-tax returns for the Retail Shares will vary.

(2) The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

(3) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index.

                               FEES AND EXPENSES

PLAIN TALK

                            WHAT ARE FUND EXPENSES?

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Fund assets.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. No sales charges or other fees are paid directly from your investment.

RETAIL SHARES

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)(1)
  MID CAP VALUE FUND
    Management fees                                                    0.75%
    Distribution (12b-1) fees(2)                                       0.15%
    Shareholder Servicing fees                                         0.25%
    Other Expenses(3)                                                  0.43%
    TOTAL ANNUAL OPERATING EXPENSES(4)                                 1.58%

(1) The table above and the Example below each reflect the aggregate annual operating expenses of the Fund and the corresponding Series in which the Fund invests.

(2) While the Distribution (12b-1) Plan provides for reimbursement of up to 0.25% of the Fund's average net assets, the Board of Trustees has authorized annual payments of up to 0.15% of the Fund's average net assets.

(3) "Other Expenses" are based on estimated amounts for the current fiscal year.

(4) The investment adviser has a contractual obligation to waive a portion of its fees through November 1, 2010 and assume certain expenses of the Fund to the extent that the total annual operating expenses exceed 1.65% of net assets.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

     - you reinvested all dividends and other distributions;

     - the average annual return was 5%;

     - the Fund's total operating expenses are charged and remain the same over the time periods; and

     - you redeemed all of your investment at the end of the time period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

RETAIL SHARES

                                                                         MID CAP
                                                                        VALUE FUND
  1 Year                                                                  $  161
  3 Years                                                                 $  499
  5 Years                                                                 $  860
  10 Years                                                                $1,878

The above example is for comparison purposes only and is not a representation of the Fund's actual expenses and returns, either past or future.

                              INVESTMENT OBJECTIVE

The Mid Cap Value Fund seeks to achieve long-term capital appreciation. This investment objective may not be changed without shareholder approval. There is no guarantee that the Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

PLAIN TALK

                             WHAT ARE VALUE FUNDS?

Value funds invest in the common stock of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

VALUE INVESTING. Through its investment in the Mid Cap Value Series, the Mid Cap Value Fund seeks to invest in stocks that are less expensive than comparable companies, as determined by price-to-earnings ratios, price-to-cash flow ratios, asset value per share or other measures. Value investing therefore may reduce risk while offering the potential for capital appreciation as a stock gains favor among other investors and its price rises.

The Series is managed using investment ideas that the investment adviser has used for over twenty-five years. The Series' investment adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The investment adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow a company and recommend its purchase or sale to investors.

THE INVESTMENT ADVISER'S PROCESS. The investment adviser starts by identifying early changes in a company's operations, finances or management. The investment adviser is attracted to companies which will look different tomorrow -operationally, financially, managerially -- when compared to yesterday. This type of dynamic change often creates confusion and misunderstanding and may lead to a drop in a company's stock price. Examples of change include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/ distribution, regulatory change, etc. Once change is identified, the investment adviser evaluates the company on several levels. It analyzes:

     - Financial models based principally upon projected cash flows;

     - The price of a company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company;

     - The extent of management's ownership interest in a company; and

     - A company's market by corroborating its observations and assumptions by meeting with management, customers and suppliers.

The investment adviser also evaluates the degree of recognition of a company by investors by monitoring the number of sell side analysts who closely follow a company and nature of its shareholder base. Before deciding to purchase a stock, the investment adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

The identification of change comes from a variety of sources including the private capital network which the investment adviser has established among its clients, historical investments and intermediaries. The investment adviser also makes extensive use of clipping services and regional brokers and bankers to identify elements of change. Members of the investment adviser's portfolio management team regularly meet companies around the country and sponsor more than 200 company/management meetings in its New York office.

In order to place a valuation on the proposed investment, the investment adviser will consider a company's historic valuation multiples, multiples of comparable companies and multiples paid in private market transactions. In its overall assessment, the investment adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24 month holding period.

An important function of the investment adviser is to set a price target at which the stock will be sold when there has been no fundamental change in the investment case. In setting a target price for a stock, the investment adviser considers appreciation potential relative to risk over a two year period. The investment adviser constantly monitors the companies held by the Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the investment adviser's portfolio management team. A final decision on selling the stock is made after all such factors are analyzed.

The MID CAP VALUE FUND invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

     - common and preferred stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization between $1 and $10 billion ("mid cap company") at the time of purchase;

     - securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of mid cap companies; and

     - warrants.

The Mid Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of mid cap companies that are deemed by the investment adviser to be undervalued as compared to a company's profitability potential.

Effective January 1, 2003, the Series will consider a company to be a mid cap company if such company has a market capitalization, at the time of purchase, between the capitalization of the smallest and largest company in the Russell Midcap Value Index. The capitalization of companies that make up the Russell Midcap Value Index will change due to changes in the market. As a result, the capitalization of mid cap companies in which the Series will invest will also change. As of September 30, 2002, the market capitalization of companies that make up the Russell Midcap Value Index is between $201 million and $10.2 billion.

The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The frequency of fund transactions and the Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gain distribution. Under normal market conditions, the Series' turnover rate is expected to be less than 100%.

The Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in the Fund unless otherwise indicated. Further information about the Fund's investments is available in our Statement of Additional Information:

     - DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may be committed or exposed to derivative strategies.

     - MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     - MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Fund may encounter operational or other complications. For example, large-scale redemptions by other feeders in their shares of a master fund could have adverse effects on the Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Fund has and, therefore, could have effective voting control over the operation of the master fund.

     - OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     - VALUATION RISK: The risk that the Series has valued certain of its securities at a higher price than it can sell them.

     - VALUE INVESTING RISK: The risk that the Series' investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated.

                             MANAGEMENT OF THE FUND

                                                                            LOGO

The Board of Trustees for the Fund supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

INVESTMENT ADVISER

PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

Cramer Rosenthal McGlynn, LLC ("CRM" or the "Adviser"), 707 Westchester Avenue, White Plains, New York 10604, serves as the investment adviser to the Mid Cap Value Series. Subject to the general control of the Board of Trustees, CRM makes investment decisions for the Series. CRM and its predecessors have managed investments in small, medium and large capitalization companies for more than twenty-nine years. As of September 30, 2002, CRM had over $3.9 billion of assets under management.

For the twelve months ended June 30, 2002, CRM received investment advisory fees of 0.75% for the Mid Cap Value Series, as a percentage of the Series' average daily net assets.

FUND MANAGERS

The day-to-day management of the Mid Cap Value Series is shared by a team of individuals employed by CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of the Series. In addition, Jay B. Abramson is the leader of the team responsible for the management of the Mid Cap Value Series. Carl Brown, Todd Denker, Brendan Hartman, and Michael Caputo assist each team leader in the day-to-day management of the Series. Each portfolio manager's business experience and educational background is as follows:

RONALD H. MCGLYNN is a Co-founder, Chief Executive Officer and President of CRM and has over 34 years of investment experience. Prior to co-founding CRM in 1973, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an M.B.A. from Columbia University.

JAY B. ABRAMSON, CPA is an Executive Vice President of CRM. Mr. Abramson joined CRM in 1985 and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

CARL D. BROWN joined CRM in April 1999 and is a Research Analyst. Prior to joining CRM, Mr. Brown was a Tax Consultant and CPA at KPMG Peat Marwick from 1994 to April 1999. He earned a B.A. from the University of Pennsylvania in 1994 and an M.B.A. from New York University's Stern School of Business in 1996.

TODD R. DENKER, CFA joined CRM as a Research Analyst in January 2001. Prior to joining the firm, Mr. Denker was an Equity Research Analyst at CIBC World Markets from 1997 to January 2001. He received a B.S. from the State University of New York at Albany in 1993, an M.B.A. from New York University's Stern School of Business in 1998, and is a Chartered Financial Analyst.

BRENDAN J. HARTMAN joined CRM in March 2001 as a Research Analyst. Prior to joining CRM, Mr. Hartman was a Research Analyst at Donaldson, Lufkin & Jenrette from October 1997 to February 2001 and at Salomon Brothers from June 1996 to October 1997. His other work experience includes Latin American Telecom Analyst at Smith New Court, and Latin American Telecom & Latin American Metal & Mining Analyst at HSBC/James Capel from 1995 to 1996. He earned a B.A. from Lehigh University in 1990 and an M.B.A. from New York University's Stern School of Business in 1996.

MICHAEL J. CAPUTO joined CRM as a Research Analyst in August 2002. Prior to joining CRM, he was a Vice President in Corporate Finance at Morgan Stanley from March 2000 to August 2002. Prior to that, he worked in Corporate Finance at Lehman Brothers from August 1998 to March 2000 and at Dillon Reed from August 1996 to August 1998. Mr. Caputo earned a B.A. from the University of Notre Dame and an M.B.A. from the Wharton School.

SERVICE PROVIDERS

The chart below provides information on the Fund's service providers.

Asset                                                                        Shareholder
Management                                                                   Services

       INVESTMENT ADVISER                                                            TRANSFER AGENT

 Cramer Rosenthal McGlynn, LLC                                                           PFPC Inc.
     707 Westchester Avenue                                                       400 Bellevue Parkway
    White Plains, NY 10604                                                        Wilmington, DE 19809


                                                                        Handles shareholder services, including
  Manages each Series' business and                                          recordkeeping and distributions
      investment activities.                                                     and processing of buy and
                                                                                      sell requests.


                                              CRM MID CAP FUND




Fund                                                                         Asset
Operations                                                                   Safe Keeping

       ADMINISTRATOR AND                                                                CUSTODIAN
       ACCOUNTING AGENT
Rodney Square Management Corporation                                            Wilmington Trust Company
     1100 North Market Street                                                   1100 North Market Street
       Wilmington, DE 19890                                                       Wilmington, DE 19890

       SUB-ADMINISTRATOR AND
         ACCOUNTING AGENT                                                             SUB-CUSTODIAN

             PFPC Inc.                                                             PFPC Trust Company
       400 Bellevue Parkway                                                      8800 Tinicum Boulevard
       Wilmington, DE 19809                                                       Philadelphia, PA 19153

 Provides facilities, equipment and                                        Holds the Fund's assets, settles all
personnel to carry out administrative                                    portfolio trades and collects most of the
 services related to the Fund and                                         valuation data required for calculating
 calculates the Fund's net asset value                                      the Fund's net asset value per share.
         and distributions.

                                         Distribution

                                                  DISTRIBUTOR

                                             PFPC Distributors, Inc.


                                         Distributes the Fund's shares.

                            SHAREHOLDER INFORMATION

PRICING OF SHARES

The Fund values its assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

PLAIN TALK

                     WHAT IS THE NET ASSET VALUE OR "NAV"?

  NAV  =  Assets - Liabilities
          --------------------
          Outstanding Shares

PFPC, Inc. determines the NAV per share of the Fund as of the close of regular trading on the New York Stock Exchange (the "Exchange")(currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, the transfer agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in the Fund.

Shares will not be priced on those days the Fund's offices are closed. As of the date of this prospectus, those days are:

         New Year's Day                      Good Friday              Labor Day
         Martin Luther King, Jr. Day         Memorial Day             Thanksgiving Day
         Presidents' Day                     Independence Day         Christmas Day

PURCHASE OF SHARES

PLAIN TALK

                            HOW TO PURCHASE SHARES:

                         - Directly by mail or by wire

                         - As a client of a Third Party

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in the Fund's Retail Shares is $1,000 ($1,000 for IRAs or automatic investment plans). The Fund, in its sole discretion, may waive the minimum initial amount to establish certain Retail Share accounts. Additional investments may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of a broker or other financial institution (a "Third Party"). The policies and fees charged by a Third Party may be different than those charged by the Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application. If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

  REGULAR MAIL:                             OVERNIGHT MAIL:
  -------------                             ---------------
  CRM Funds                                 CRM Funds
  c/o PFPC Inc.                             c/o PFPC Inc.
  P.O. Box 9812                             400 Bellevue Parkway, Suite 108
  Providence, RI 02940                      Wilmington, DE 19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to:

PFPC Trust Company

c/o PNC Bank

Philadelphia, PA

ABA #031-0000-53

DDA #86-0172-6591

Attention: CRM Funds

Be sure to include your account number, the Fund name and your name. If you make an initial purchase by wire, you must promptly forward a completed application to the transfer agent at the address above. If you are making a subsequent purchase, the wire should also indicate your Fund account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if the Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Fund will not accept third party checks.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), or an automatic investment plan, please refer to our Statement of Additional Information.

REDEMPTION OF SHARES

PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

                                   - By mail

                                 - By telephone

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit its customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account with a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee". A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

  REGULAR MAIL:                             OVERNIGHT MAIL:
  -------------                             ---------------
  CRM Funds                                 CRM Funds
  c/o PFPC Inc.                             c/o PFPC Inc.
  P.O. Box 9812                             400 Bellevue Parkway, Suite 108
  Providence, RI 02940                      Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of your signature, as the shareholder. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund's shares.

If shares to be redeemed represent a recent investment made by check, the Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Fund account falls below $500 for Retail Share accounts, the Fund may ask you to increase your balance. If the account value is still below $500 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND: The Fund reserves the right to make redemptions "in kind" -- payments of redemption proceeds in portfolio securities rather than cash -- if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of the Series' assets).

DIVIDENDS AND DISTRIBUTIONS

PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

As a shareholder of the Fund, you are entitled to dividends and other distributions arising from net investment income and net realized gains, if any, earned on the investments held by the Fund. Dividends and distributions, if any, are declared and paid annually to you. The Fund expects to distribute any net realized gains once a year.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.

TAXES

FEDERAL INCOME TAXES: As long as the Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Fund may invest in securities that earn interest exempt from Federal income tax, the Fund invests primarily in taxable securities. The Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from the Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. Distributions of the Fund's net capital gain whether reinvested in Fund shares or taken as cash, are taxable to you as long-term capital gain, when designated as such, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Fund anticipates the distribution of net investment income.

It is a taxable event for you if you sell shares of the Fund. Depending on the purchase price and the sale price of the shares, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisor concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax advisor regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

PFPC Distributors, Inc. (the "Distributor") manages the Fund's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreements with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Fund does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12B-1 FEES

PLAIN TALK

                              WHAT ARE 12B-1 FEES?

Rule 12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

The Fund has adopted a distribution plan under Rule 12b-1 that allows it to pay a fee to the Distributor for the sale and distribution of its Retail Shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the distribution plan, the Fund will pay distribution fees to the Distributor at a maximum annual rate of 0.25% of its aggregate average daily net assets attributable to its Retail Shares. While the distribution plan provides for reimbursement of up to 0.25% of the Fund's average net assets, the Board of Trustees has authorized annual payments of up to 0.15% of the Fund's average net assets.

SHAREHOLDER SERVICE FEES

The Board of Trustees has adopted a shareholder service plan authorizing the Fund to pay service providers an annual fee not exceeding 0.25% of the Fund's average daily net assets of its Retail Shares, to compensate service providers who maintain a service relationship with shareholders of the Fund's Retail Shares. Service activities provided by service providers under this plan include
(a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders of Retail Shares.

MASTER/FEEDER STRUCTURE

Other investors, including other mutual funds, may invest in the master fund. The master/feeder structure enables various institutional investors, including the Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, the Fund could switch to another master fund or decide to manage its assets itself. The Fund is not currently contemplating such a move.

SHARE CLASSES

The Fund issues Retail, Investor and Institutional Share classes. Each class has different minimum investment requirements, fees and expenses. Investors investing $1,000 or more may purchase Retail Shares. Institutional Shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more, or where related accounts total $1,000,000 or more when combined. Other investors investing $10,000 or more may purchase Investor Shares. Unlike the Retail Shares, Institutional and Investor Shares of the Fund are not subject to a distribution fee. The Retail Shares and Investor Shares are each subject to a shareholder service fee.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

                           ANNUAL/SEMI-ANNUAL REPORTS

These reports contain performance data and information on the Fund's holdings and operating results for the Fund's most recently completed fiscal year or half-year. The annual report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                    STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides a complete technical and legal description of the Fund's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Fund may be obtained without charge by contacting:

                                    CRM Funds
                                  c/o PFPC Inc.
                              400 Bellevue Parkway
                                    Suite 108
                           Wilmington, Delaware 19809
                                 (800) CRM-2883
                       9:00 a.m. to 5:00 p.m. Eastern time

Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, DC. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800) CRM-2883.

            The investment company registration number is 811-08648.


CRM FUNDS


CRM MID CAP
VALUE FUND

CRM FUNDS
C/O PFPC
400 BELLEVUE PARKWAY
WILMINGTON, DE 19809
800-CRM-2883

WEB SITE:
WWW.CRMFUNDS.COM

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                      WILMINGTON MUNICIPAL BOND PORTFOLIO

                               OF WT MUTUAL FUND
                                INVESTOR SHARES
--------------------------------------------------------------------------------

                       PROSPECTUS DATED NOVEMBER 1, 2002

     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Portfolios:

         --  are not bank deposits

         -- are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         --  are not federally insured

         -- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency

         --  are not guaranteed to achieve their goal(s)

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTIONS

A look at the goals,
strategies,
risks and expenses of each
Portfolio.                       Summary.......................................3

                                 Performance Information.......................5

                                 Fees and Expenses............................10

                                 Example......................................11

                                 Investment Objectives........................12

                                 Primary Investment Strategies................12

                                 Series Composition...........................14

                                 Additional Risk Information..................16

Details about the service
providers.                  MANAGEMENT OF THE PORTFOLIOS

                                 Investment Adviser...........................17

                                 Portfolio Managers...........................18

                                 Service Providers............................19

Policies and instructions
for
opening, maintaining and
closing an account in any
of
the Portfolios.             SHAREHOLDER INFORMATION

                                 Pricing of Shares............................20

                                 Purchase of Shares...........................20

                                 Redemption of Shares.........................22

                                 Exchange of Shares...........................23

                                 Distributions................................25

                                 Taxes........................................25

Details on the Portfolios'
distribution plans,
master/feeder arrangement
and share classes.          DISTRIBUTION ARRANGEMENTS

                                 Rule 12b-1 Fees..............................27

                                 Master/Feeder Structure......................27

                                 Share Classes................................27

                            FOR MORE INFORMATION..............................28

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                      WILMINGTON MUNICIPAL BOND PORTFOLIO

                                INVESTOR SHARES
--------------------------------------------------------------------------------

                             PORTFOLIO DESCRIPTIONS

PLAIN TALK

                             WHAT IS A MUTUAL FUND?

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio described in this prospectus is a separate mutual fund.

--------------------------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------------------------
Investment Objective                  --   The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO and
                                      the WILMINGTON BROAD MARKET BOND PORTFOLIO each seeks a high total return, consistent with high current income.
                                      --   The WILMINGTON MUNICIPAL BOND PORTFOLIO seeks a high
                                      level of income exempt from federal income tax, consistent with the preservation of capital.
--------------------------------------------------------------------------------------------------
Investment Focus                      --   Fixed income securities
--------------------------------------------------------------------------------------------------
Share Price Volatility                --   Moderate
--------------------------------------------------------------------------------------------------
Principal Investment Strategy         --   Each Portfolio operates as a "feeder fund" which means
                                      that the Portfolio does not buy individual securities
                                           directly. Instead, it invests in a "master fund," which
                                           in turn purchases investment securities. The Portfolios
                                           invest all of their assets in master funds which are
                                           separate series of WT Investment Trust I. Each
                                           Portfolio and its corresponding Series have the same
                                           investment objective, policies and limitations.
                                      --   The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                                      invests in the Short/Intermediate Bond Series, which invests at least 85% of its total assets in various types of
                                           investment grade fixed income securities.

                                      --   The WILMINGTON BROAD MARKET BOND PORTFOLIO invests in
                                      the Broad Market Bond Series, which invests at least 85% of its total assets in various types of investment grade
                                           fixed income securities.
                                      --   The WILMINGTON MUNICIPAL BOND PORTFOLIO invests in the
                                      Municipal Bond Series, which invests at least 80% of its net assets in municipal securities that provide interest
                                           exempt from federal income tax.
                                      --   The Series' adviser purchases securities based on their
                                      yield or potential capital appreciation, or both. The
                                           adviser may sell securities in anticipation of market
                                           declines or if the securities are downgraded to below
                                           investment grade.
--------------------------------------------------------------------------------------------------
Principal Risks                       The Portfolios are subject to the risks summarized below
                                      which are further described under "Additional Risk
                                      Information."
                                      --   An investment in a Portfolio is not a deposit of
                                      Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance
                                           Corporation or any other government agency.
                                      --   It is possible to lose money by investing in a
                                           Portfolio.
                                      --   The fixed income securities in which the Portfolios
                                      invest through their corresponding Series are subject to
                                           credit risk, prepayment risk, market risk, liquidity
                                           risk and interest rate risk. Typically, when interest
                                           rates rise, the market prices of fixed income
                                           securities go down.
                                      --   The performance of a Portfolio will depend on whether
                                      or not the adviser is successful in pursuing an investment strategy.
--------------------------------------------------------------------------------------------------
Investor Profile                      --   Investors who want income from their investments
                                      without the volatility of an equity portfolio.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

PLAIN TALK

                             WHAT IS TOTAL RETURN?

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO

     The Investor Shares of the Portfolio were first offered on July 1, 2002, and therefore, do not have a full calendar year of performance. Accordingly, the information included in the bar chart and the performance table below reflects the performance of the Portfolio's Institutional Shares(1) and has been included to illustrate the risks and volatility of an investment in the Portfolio. The performance prior to November 1, 1999 reflects the performance of the Rodney Square Short/Intermediate Bond Portfolio, which was merged into the Portfolio, effective November 1, 1999. In connection with the merger, the Portfolio changed its investment objective, policies and limitations to match those of the Rodney Square Short/Intermediate Bond Portfolio. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

           ANNUAL RETURNS BEFORE TAXES FOR THE PAST 10 CALENDAR YEARS [ANNUAL RETURNS BAR CHART]

1992                                                                             6.73%
----                                                                             ----
1993                                                                              7.92%
1994                                                                             -2.02%
1995                                                                             14.95%
1996                                                                              3.37%
1997                                                                              7.56%
1998                                                                              7.75%
1999                                                                              0.33%
2000                                                                              9.71%
2001                                                                              8.40%

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: 7.12%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              5.13%                              -1.77%
         (June 30, 1995)                    (March 31, 1994)

1 The returns are for a class that is not offered in this prospectus. The returns for the Investor Shares would be substantially similar to the Institutional Shares because the shares are invested in the same portfolio of securities. Annual returns would differ only to the extent that the classes do not have the same expenses. Specifically, the Investor Shares are subject to a 0.25% distribution fee. Had such fee been deducted, the returns would be less.

PLAIN TALK

                               WHAT IS AN INDEX?

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INSTITUTIONAL SHARES
AVERAGE ANNUAL RETURNS AS OF 12/31/01                        1 year      5 years      10 years
-------------------------------------                        ------      -------      --------
Short/Intermediate Bond Portfolio Return Before Taxes        8.40%        6.70%        6.37%
Return After Taxes on Distributions(1)                       6.10%        4.28%        3.94%
Return After Taxes on Distributions and Sales of Shares(1)   5.11%        4.15%        3.90%
Merrill Lynch 1-10 Year U.S. Treasury Index (reflects no
  deductions for fees, expenses or taxes)(2)                 8.12%        6.99%        6.61%
Lehman Intermediate Government/Credit Index (reflects no
  deductions for fees, expenses or taxes)(3)                 8.96%        7.10%        6.81%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Since Investor Shares of the Portfolio were first offered on July 1, 2002, the average annual return information above reflects the performance of Institutional Shares of the Portfolio. After-tax returns for Investor Shares will vary.
2 The Merrill Lynch 1 to 10 Year U.S. Treasury Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.
3 The Lehman Intermediate Government/Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 to 10 years.

                     WILMINGTON BROAD MARKET BOND PORTFOLIO

     The Investor Shares of the Portfolio have not commenced operations. The information included in the bar chart and the performance table below reflects the performance of the Portfolio's Institutional Shares(1) and has been included to illustrate the risks and volatility of an investment in the Portfolio and its predecessor, the Bond Fund, a collective investment fund. The Bond Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fees waivers). The Bond Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended ("1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

           ANNUAL RETURNS BEFORE TAXES FOR THE PAST 10 CALENDAR YEARS

1992                                                                              6.82%
1993                                                                             10.60%
1994                                                                             -4.20%
1995                                                                             18.90%
1996                                                                              1.73%
1997                                                                              9.06%
1998                                                                              8.73%
1999                                                                             -2.19%
2000                                                                             11.91%
2001                                                                              7.94%

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: 7.96%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              6.54%                              -3.41%
         (June 30, 1995)                    (March 31, 1994)

1 The returns are for a class that is not offered in this prospectus. The returns for the Investor Shares would be substantially similar to the Institutional Shares because the shares are invested in the same portfolio of securities. Annual returns would differ only to the extent that the classes do not have the same expenses. Specifically, the Investor Shares are subject to a 0.25% distribution fee. Had such fee been deducted, the returns would be less.

INSTITUTIONAL SHARES                                          Since
AVERAGE ANNUAL RETURNS AS OF 12/31/01           1 year   June 29, 1998(1)   5 years(1)   10 years(1)
-------------------------------------           ------   ----------------   ----------   -----------
Broad Market Bond Portfolio Return Before
  Taxes                                         7.94%          6.26%         6.98%(3)     6.73%(3)
Return After Taxes on Distributions(2)          5.56%          3.77%              N/A          N/A
Return After Taxes on Distributions and Sales
  of Shares(2)                                  4.89%          3.76%              N/A          N/A
Merrill Lynch U.S. Treasury Master Index
  (reflects no deductions for fees, expenses
  or taxes)(4)                                  6.74%          6.51%            7.33%        7.09%
Lehman Government/Credit Index (reflects no
  deductions for fees, expenses or taxes)(5)    8.50%          6.58%            7.37%        7.27%

1 For periods prior to June 29, 1998, the Portfolio's predecessor, the Bond
  Fund, operated as a collective investment fund. As a collective investment fund, the Bond Fund is treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Since Investor Shares of the Portfolio have not commenced operations, the average annual return information above reflects the performance of Institutional Shares of the Portfolio. After-tax returns for Investor Shares will vary.
3 This performance information reflects the performance of the Portfolio and its predecessor, the Bond Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.
4 The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.
5 The Lehman Government/Credit Index is an unmanaged index of fixed rate U.S.
  Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities no less than 1 year.

                      WILMINGTON MUNICIPAL BOND PORTFOLIO

     The Investor Shares of the Portfolio have not commenced operations. Accordingly, the information included in the bar chart and the performance table below reflects the performance of the Portfolio's Institutional Shares(1) and has been included to illustrate the risks and volatility of an investment in the Portfolio. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

1 The returns are for a class that is not offered in this prospectus. The returns for the Investor Shares would be substantially similar to the Institutional Shares because the shares are invested in the same portfolio of securities. Annual returns would differ only to the extent that the classes do not have the same expenses. Specifically, the Investor Shares are subject to a 0.25% distribution fee. Had such fee been deducted, the returns would be less.

         ANNUAL RETURNS BEFORE TAXES FOR CALENDAR YEARS SINCE INCEPTION

1994                                                                             -4.17
----                                                                             -----
1995                                                                             14.08
1996                                                                              3.51
1997                                                                              7.18
1998                                                                              5.24
1999                                                                             -0.64
2000                                                                              8.47
2001                                                                              4.38

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: 8.20%

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              5.86%                              -4.79%
         (March 31, 1995)                   (March 31, 1994)

INSTITUTIONAL SHARES                                                        Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/01                   1 year   5 years   (November 1, 1993)
-------------------------------------                   ------   -------   ------------------
Municipal Bond Portfolio Return Before Taxes            4.38%     4.88%          4.70%
Return After Taxes on Distributions(1)                  4.30%     4.82%          4.67%
Return After Taxes on Distributions on Sales of
  Shares(1)                                             4.41%     4.80%          4.65%
Merrill Lynch Intermediate Municipal Index (reflects
  no deductions for fees, expenses or taxes)(2)         5.15%     5.70%          5.39%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Since Investor Shares of the Portfolio have not commenced operations, the average annual return information above reflects the performance of Institutional Shares of the Portfolio. After-tax returns for Investor Shares will vary.
2 The Merrill Lynch Intermediate Municipal Index is an unmanaged weighted index including investment grade tax-exempt bonds with a maturity range of 0 to 22 years.

PLAIN TALK

                                 WHAT IS YIELD?

Yield is a measure of the income (dividends and interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

     You may call (800) 336-9970 to obtain a Portfolio's current yield.

--------------------------------------------------------------------------------

FEES AND EXPENSES
--------------------------------------------------------------------------------

PLAIN TALK

                            WHAT ARE FUND EXPENSES?

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.

     The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of a Portfolio.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       Investor Shares
                                                       ---------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                       None
Maximum deferred sales charge                               None
Maximum sales charge imposed on reinvested dividends
  (and other distributions)                                 None
Redemption fee(1)                                           1.00%
Exchange fee(1)                                             1.00%

1 Investor Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
                                  ASSETS)(1):

                                           Short/Intermediate     Broad Market       Municipal
                                             Bond Portfolio      Bond Portfolio    Bond Portfolio
                                           ------------------    --------------    --------------
Management fees                                  0.35%               0.35%             0.35%
Distribution (12b-1) fees                        0.25%               0.25%             0.25%
Other expenses(2)                                0.27%               0.33%             0.73%
TOTAL ANNUAL OPERATING EXPENSES                  0.87%               0.93%            1.33%(3)
Waivers/reimbursements                                                                 0.33%
NET EXPENSES                                                                           1.00%

1 This table and the Example below each reflect the aggregate annual operating expenses of each Portfolio and its corresponding Series of the Trust in which the Portfolio invests.
2 "Other expenses" are based on estimated amounts for the current fiscal year. 3 For Investor Shares of the Municipal Bond Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 1.00%. This waiver will remain in place until November 1, 2005 unless the Board of Trustees approves its earlier termination.

--------------------------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in Investor Shares of each Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         --  you reinvested all dividends and other distributions;

         --  the average annual return was 5%;

         -- the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2005) are charged and remain the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                                               1 Year      3 Years
---------------                                               ------      -------
Short/Intermediate Bond Portfolio                              $ 89        $278
Broad Market Bond Portfolio                                    $ 95        $296
Municipal Bond Portfolio                                       $102        $318

     The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

     The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO and the WILMINGTON BROAD MARKET BOND PORTFOLIO each seek a high total return, consistent with high current income. The WILMINGTON MUNICIPAL BOND PORTFOLIO seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. These investment objectives may not be changed without shareholder approval. There is no guarantee that a Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

PLAIN TALK

                       WHAT ARE FIXED INCOME SECURITIES?

Fixed income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence, the term "fixed income" security.

     The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO invests its assets in the Short/Intermediate Bond Series, which:

         -- will invest at least 85% of its total assets in various types of investment grade fixed income securities;

         -- may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers;

         -- will, as a matter of fundamental policy, maintain a short-to-intermediate average duration (2 1/2 to 4 years); and

         -- the average dollar-weighted duration of securities held by the Short/Intermediate Bond Series will normally fall within a range of 2 1/2 to 4 years.

PLAIN TALK

                               WHAT IS DURATION?

Duration measures the sensitivity of fixed income securities held by a portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.

     The WILMINGTON BROAD MARKET BOND PORTFOLIO invests its assets in the Broad Market Bond Series, which:

         -- will invest at least 85% of its total assets in various types of investment grade fixed income securities;

         -- may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers;

         -- will, as a matter of fundamental policy, maintain an intermediate average duration (4 to 7 years); and

         -- the average dollar-weighted duration of securities held by the Broad Market Bond Series will normally fall within a range of 4 to 7 years.

PLAIN TALK

                     WHAT ARE INVESTMENT GRADE SECURITIES?

Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service, Inc.

PLAIN TALK

                         WHAT ARE MUNICIPAL SECURITIES?

Municipal securities are bonds issued by state and local governments to raise money for their activities.

     The WILMINGTON MUNICIPAL BOND PORTFOLIO invests its assets in the Municipal Bond Series, which:

         -- will, as a fundamental policy, invest substantially all (at least 80%) of its net assets in a diversified portfolio of municipal securities that provide interest that is exempt from federal income tax;

         -- may invest up to 20% of its net assets in other types of fixed income securities that provide income that is subject to federal tax; and

         -- will, as a matter of fundamental policy, maintain an intermediate average duration (4 to 8 years); and

         -- the average dollar-weighted duration of securities held by the Municipal Bond Series will normally fall within a range of 4 to 8 years.

     The Municipal Bond Series may not invest more than 25% of its total assets in any one industry. You should note that governmental issuers of municipal securities are not considered part of any industry.

     The 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Series may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Series may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory.

     Under these conditions, the Municipal Bond Series' vulnerability to any special risks that affects that sector or jurisdiction could have an adverse impact on the value of an investment in the Series. There are no limitations on the Municipal Bond Series' investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

--------------------------------------------------------------------------------

SERIES COMPOSITION
--------------------------------------------------------------------------------

     The composition of each Series' holdings varies, depending upon the investment adviser's analysis of the fixed income markets, the municipal securities market and the expected trends in those markets. The securities purchased by the Series may be purchased based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser seeks to protect the Series' principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by the Series. There is no guarantee that principal value can be protected during periods of extreme interest volatility.

PLAIN TALK

                     CORPORATE BONDS VS. GOVERNMENT BONDS:

Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.

     The Series invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. If the securities are not rated, then the investment adviser must determine that they are of comparable quality.

     The table below shows each Series' principal investments. These are the types of securities that will most likely help a Series achieve its investment objective.

                                                 Short/Intermediate   Broad Market   Municipal
                                                        Bond              Bond         Bond
                                                 ------------------   ------------   ---------
Asset-Backed Securities                                  X                 X
Bank Obligations                                         X                 X
Corporate Bonds, Notes and Commercial Paper              X                 X
Mortgage-Backed Securities                               X                 X
Municipal Securities                                     X                 X             X
Obligations Issued By Supranational Agencies             X                 X
U.S. Government Obligations                              X                 X

     Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. The investments and strategies listed above and described throughout this prospectus are those that the investment adviser will use under normal market conditions.

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our Statement of Additional Information:

         -- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         -- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country (Short/Intermediate Bond and Broad Market Bond Portfolios only).

         -- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Portfolio will vary with changes in interest rates.

         -- LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

         -- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares in a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest and, therefore, could have effective voting control over the operation of a master fund.

         -- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         -- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

         -- VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

                          MANAGEMENT OF THE PORTFOLIOS

     The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolios and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Portfolio and its shareholders.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

     Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of each Series in accordance with its respective investment objective, policies and limitations. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2002, RSMC had $5.4 billion assets under management.

     For the twelve months ended June 30, 2002, RSMC received the following advisory fees (after fee waivers) as a percentage of each Series' average daily net assets:

Short/Intermediate Bond Series                                0.35%
Broad Market Bond Series                                      0.35%
Municipal Bond Series                                         0.35%

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

     ERIC K. CHEUNG, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond and Broad Market Bond Series. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined RSMC and its affiliates. In 1991, he became the Division Manager for all fixed income products.

     CLAYTON M. ALBRIGHT, III, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond and Broad Market Bond Series. Mr. Albright has been affiliated with RSMC and its affiliates since 1976. Since 1987, he has specialized in the management of intermediate and long-term fixed income portfolios.

     DOMINICK J. D'ERAMO, CFA, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond and Broad Market Bond Series. Mr. D'Eramo has been affiliated with RSMC and its affiliates since 1986 as a fixed income trader and was promoted to portfolio manager in 1990.

     LISA MORE, Vice President of RSMC, is primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Mrs. More has been affiliated with RSMC and its affiliates since 1988. Since 1990, she has specialized in the management of municipal income portfolios.

--------------------------------------------------------------------------------

SERVICE PROVIDERS
--------------------------------------------------------------------------------

     The chart below provides information on the primary service providers.

Asset                                                                        Shareholder
Management                                                                   Services

       INVESTMENT ADVISER                                                            TRANSFER AGENT
  Rodney Square Management Corp.                                                        PFPC Inc.
     1100 North Market Street                                                     400 Bellevue Parkway
       Wilmington, DE 19890                                                       Wilmington, DE 19809


                                                                              Handles shareholder services,
  Manages each Series' business and                                            including recordkeeping and
      investment activities.                                                     statements, payment of
                                                                             distribution and processing of
                                                                                  buy and sell requests.


                                                 WT MUTUAL FUND

                                         WILMINGTON SHORT/INTERMEDIATE
                                                 BOND PORTFOLIO

                                            WILMINGTON BROAD MARKET
                                                 BOND PORTFOLIO

                                               WILMINGTON MUNICIPAL
                                                 BOND PORTFOLIO



Fund                                                                         Asset
Operations                                                                   Safe Keeping

         ADMINISTRATOR                                                                  CUSTODIAN

  Rodney Square Management Corp.                                                Wilmington Trust Company
     1100 North Market Street                                                   1100 North Market Street
       Wilmington, DE 19890                                                       Wilmington, DE 19890

       SUB-ADMINISTRATOR AND
         ACCOUNTING AGENT

             PFPC Inc.
       400 Bellevue Parkway
       Wilmington, DE 19809                                                   Holds each Portfolio's assets,
                                                                               settles all portfolio trades
Provides facilities, equipment and                                              and collects most of the
personnel to carry out administrative                                           valuation data required for
services related to each Portfolio and                                         calculating each Portfolio's
 calculates each Portfolio's NAV and                                                  NAV per share.
          distributions.

                                         Distribution

                                                  DISTRIBUTOR

                                             PFPC Distributors, Inc.


                                      Distributes the Portfolios' shares.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES
--------------------------------------------------------------------------------

     The Series value their assets based on current market values when such values are available. Prices for fixed income securities normally are supplied by a pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by the Short/Intermediate Bond Series and the Broad Market Bond Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

PLAIN TALK

                     WHAT IS THE NET ASSET VALUE OR "NAV"?

                           NAV = Assets - Liabilities
                    ------------------------------------------------------------
                                      Outstanding Shares

     PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

     Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

New Year's Day                Good Friday                   Labor Day
Martin Luther King, Jr.       Memorial Day                  Thanksgiving Day
  Day
Presidents' Day               Independence Day              Christmas Day

--------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                            HOW TO PURCHASE SHARES:

   --  Directly by mail or by wire
   -- As a client of Wilmington Trust Company ("Wilmington Trust") through a trust account or a corporate cash management account
   --  As a client of a Service Organization

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Fixed Income Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

    Regular mail:                                              Overnight mail:
    -------------                                              ---------------
    Wilmington Fixed Income Portfolios            Wilmington Fixed Income Portfolios
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 400 Bellevue Parkway, Suite 108
    Providence, RI 02940                          Wilmington, DE 19809

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

     Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our Statement of Additional Information.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

   --  By mail
   --  By telephone

     You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     REDEMPTION FEES: Each Wilmington Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios. This fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee". A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    Regular mail:                                 Overnight mail:
    -------------                                 ---------------
    Wilmington Fixed Income Portfolios            Wilmington Fixed Income Portfolios
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 400 Bellevue Parkway, Suite 108
    Providence, RI 02940                          Wilmington, DE 19809

     BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right not to send the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our Statement of Additional Information.
--------------------------------------------------------------------------------

EXCHANGE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS AN EXCHANGE OF SHARES?

An exchange of shares allows you to move your money from one fund to another fund within a family of funds.

     You may exchange all or a portion of your shares in a Portfolio for Investor Shares of the following Portfolios:

     Wilmington Prime Money Market Portfolio

     Wilmington U.S. Government Portfolio

     Wilmington Tax-Exempt Portfolio

     Wilmington Short/Intermediate Bond Portfolio

     Wilmington Broad Market Bond Portfolio

     Wilmington Municipal Bond Portfolio

     Wilmington Large Cap Growth Portfolio

     Wilmington Large Cap Core Portfolio

     Wilmington Small Cap Core Portfolio

     Wilmington International Multi-Manager Portfolio

     Wilmington Large Cap Value Portfolio

     Wilmington Mid Cap Value Portfolio

     Wilmington Small Cap Value Portfolio

     Wilmington Balanced Portfolio

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

     To obtain prospectuses of the other Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

     Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually. The Short/ Intermediate Bond Portfolio and the Broad Market Bond Portfolio will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

     As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

     Dividend distributions by the Municipal Bond Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Portfolio intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Portfolio may be taxable.

     It is a taxable event for you if you sell or exchange shares of any Portfolio, including the Municipal Bond Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

     PFPC Distributors, Inc. ("Distributor") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than the Rule 12b-1 fees described below, the Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------

RULE 12B-1 FEES
--------------------------------------------------------------------------------

PLAIN TALK

                              WHAT ARE 12B-1 FEES?

12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

     The Investor Shares of each Portfolio has adopted a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to the Distributor for the sale and distribution of Investor Shares, and for services provided to shareholders of Investor Shares. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee that a Portfolio can charge is 0.25% of a Portfolio's average daily net assets.

--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

     Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolios, will pay its proportionate share of the master fund's expenses.

     For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

--------------------------------------------------------------------------------

SHARE CLASSES
--------------------------------------------------------------------------------

     The Portfolios issue Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares. Institutional Shares are offered to retirement plans and other institutional investors.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results, and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

    WT Mutual Fund c/o PFPC Inc.
    400 Bellevue Parkway
    Suite 108
    Wilmington, Delaware 19809
    (800) 336-9970
    9:00 a.m. to 5:00 p.m. Eastern time

     Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970

            The investment company registration number is 811-08648.

                                                                 WILMINGTON
                                                                      FUNDS

    fixed income portfolios

    INVESTOR SHARES
    PROSPECTUS    NOVEMBER 1, 2002

                                                                           FIXED
                                                                          INCOME

                                                             PORTFOLIOS

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------

                    BALENTINE PREMIER MONEY MARKET PORTFOLIO

                               OF WT MUTUAL FUND
                                 SERVICE SHARES
--------------------------------------------------------------------------------

                       PROSPECTUS DATED NOVEMBER 1, 2002

     This prospectus gives vital information about the Balentine Premier Money Market Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that this Portfolio:

         --  is not a bank deposit

         -- is not an obligation of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         --  is not federally insured

         -- is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency

         --  is not guaranteed to achieve its goals

         --  may not be able to maintain a stable $1 share price

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTIONS

A look at the goals,
strategies,
risks and expenses of the
Portfolio.                       Summary.......................................3

                                 Performance Information.......................5

                                 Fees and Expenses.............................6

                                 Example.......................................7

                                 Investment Objective..........................7

                                 Primary Investment Strategies.................8

                                 Additional Risk Information...................9

Details about the service
providers.                  MANAGEMENT OF THE PORTFOLIO

                                 Investment Adviser...........................10

                                 Service Providers............................11

Policies and instructions
for
opening, maintaining and
closing an account in the
Portfolio.                  SHAREHOLDER INFORMATION

                                 Pricing of Shares............................12

                                 Purchase of Shares...........................13

                                 Redemption of Shares.........................14

                                 Distributions................................15

                                 Taxes........................................16

Details on the Portfolio's
distribution fees,
shareholder
service fees and
master/feeder
arrangement.                DISTRIBUTION ARRANGEMENTS

                                 Rule 12b-1 Fees..............................17

                                 Shareholder Service Fees.....................17

                                 Master/Feeder Structure......................18

                            FOR MORE INFORMATION..............................19

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                    BALENTINE PREMIER MONEY MARKET PORTFOLIO
                                 SERVICE SHARES
--------------------------------------------------------------------------------
                             PORTFOLIO DESCRIPTION

PLAIN TALK

                          WHAT ARE MONEY MARKET FUNDS?

Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.

------------------------------------------------------------------------------------------------------
SUMMARY
------------------------------------------------------------------------------------------------------
Investment Objective                  --   The BALENTINE PREMIER MONEY MARKET PORTFOLIO seeks high
                                           current income, while preserving capital and liquidity.
------------------------------------------------------------------------------------------------------
Investment Focus                      --   Money market instruments.
------------------------------------------------------------------------------------------------------
Share Price Volatility                --   The Portfolio will strive to maintain a stable $1.00 share price.
------------------------------------------------------------------------------------------------------
Principal Investment Strategy         --   The Portfolio operates as a "feeder fund" which means that the Portfolio does not buy individual securities directly.
                                           Instead, it invests in a "master fund," which in turn
                                           purchases investment securities. The Portfolio invests all of its assets in Premier Money Market Series (the
                                           "Series"), a separate series of WT Investment Trust I (the
                                           "Trust"). The Portfolio and this Series have the same
                                           investment objective, policies and limitations.
                                      --   The Portfolio invests in the Premier Money Market Series,
                                           which invests in money market instruments, including bank
                                           obligations, high quality commercial paper and U.S.
                                           Government obligations.
                                      --   In selecting securities for the Series, the adviser seeks
                                           current income, liquidity and safety of principal. The
                                           adviser may sell securities if the securities are
                                           downgraded to a lower ratings category.

                                          --  The Portfolio, through its corresponding Series, may invest more than 25%
                                              of its total assets in the obligations of banks, finance companies and utilities.
------------------------------------------------------------------------------------------------------------------------
Principal Risks                    The Portfolio is subject to the risks summarized below which are further described under "Additional Risk Information."
                                          --  An investment in the Portfolio is not a deposit of Wilmington Trust
                                              Company or any of its affiliates and is not insured or guaranteed by the
                                              Federal Deposit Insurance Corporation or any other government agency.
                                              Although the Portfolio seeks to preserve the value of your investment at
                                              $1.00 per share, it is possible to lose money by investing in the
                                              Portfolio.
                                          --  The obligations in which the Portfolio invests through its corresponding
                                              Series are subject to credit risk and interest rate risk. Typically, when interest rates rise, the market prices of debt securities go down.
                                          --  The performance of the Portfolio will depend on whether or not the adviser is successful in pursuing the investment strategy.
------------------------------------------------------------------------------------------------------------------------
Investor Profile                          --  Conservative
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     The Portfolio was first offered on September 1, 2002, and therefore, does not have a full calendar year of performance. Accordingly, the information included in the bar chart and performance table below illustrates the risks and volatility of an investment in the Portfolio by showing you the performance of Premier Money Market Series, the Portfolio's master series, which has the same investment objective as the Portfolio. The master series' performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect anticipated expenses). Total return would have been lower had certain fees and expenses not been voluntarily waived. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION
(Numbers in columns are percentages)

1995                                                                             5.17
1996                                                                             4.67
1997                                                                             4.81
1998                                                                             4.76
1999                                                                             4.44
2000                                                                             5.72
2001                                                                             3.48

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: 0.73%

     The returns in this Performance Information shows changes in the performance of the Portfolio's master series from calendar year to calendar year. These returns do not reflect deductions for Rule 12b-1 distribution fees and shareholder service fees. If such amounts were reflected, returns would be less.

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              1.47%                              0.43%
       (September 30, 2000)               (December 31, 2001)

                                                                             Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/01              1 year      5 years      (December 6, 1994)
-------------------------------------              ------      -------      ------------------
Premier Money Market Portfolio                     3.48%        4.64%             4.69%

PLAIN TALK

                                 WHAT IS YIELD?

Yield is a measure of the income (interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

     You may call (800) 336-9970 to obtain the Portfolio's current 7-day yield.

--------------------------------------------------------------------------------

FEES AND EXPENSES
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT ARE MUTUAL FUND EXPENSES?

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of the Portfolio's net assets. These expenses are deducted from Portfolio assets.

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. No sales charges or other fees are paid directly from your investment.

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
                                  ASSETS)(1):

                                                       Premier Money
                                                      Market Portfolio
                                                      ----------------
Management Fees                                             0.20%
Distribution (Rule 12b-1) Fees                              0.60%
Shareholder Service Fees                                    0.13%
Other Expenses(2)                                           0.10%
TOTAL ANNUAL OPERATING EXPENSES(3)                          1.03%
Waivers/reimbursements                                      0.10%
NET EXPENSES                                                0.93%

(1) This table above and the Example below each reflect the aggregate annual operating expenses of the Portfolio and the Series of the Trust in which the Portfolio invests.
(2) "Other Expenses" are based on estimated amounts for the current fiscal year.
(3) The adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 0.93%. This waiver will terminate on November 1, 2005 unless the Board of Trustees agrees to its earlier termination.

--------------------------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

         --  you reinvested all dividends;

         --  the average annual return was 5%;

         -- the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements) are charged and remain the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

SERVICE SHARES                                                1 Year      3 Years
--------------                                                ------      -------
Premier Money Market Portfolio                                 $95         $296

     The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

     The BALENTINE PREMIER MONEY MARKET PORTFOLIO seeks a high level of current income consistent with the preservation of capital and liquidity.

     The investment objective for the Portfolio may be changed without shareholder approval. The Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that the Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     The BALENTINE PREMIER MONEY MARKET PORTFOLIO invests its assets in the Premier Money Market Series, which in turn invests in:

         -- U.S. dollar-denomination obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;

         -- commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO");

         -- corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO;

         --  U.S. Government obligations;

         --  high quality municipal securities; and

         -- repurchase agreements that are fully collateralized by U.S. Government obligations.

     High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch, Inc. (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

     The Series may also invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in the Statement of Additional Information:

         -- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         -- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

         -- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by the Portfolio will vary with changes in interest rates.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of the master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master funds' holdings at a time when it may be disadvantageous to do so. Also, other feeders of the master fund may have a greater ownership interest in the master fund than the Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

         -- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

                          MANAGEMENT OF THE PORTFOLIO

     The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

     Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of the Series in accordance with its investment objective, policies and limitations. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2002, RSMC had $5.4 billion of assets under management.

     For the twelve months ended June 30, 2002, RSMC received an advisory fee (after fee waivers) of 0.14% of the Series' average daily net assets.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                                                        Shareholder
Management                                                                   Services

       INVESTMENT ADVISER                                                            TRANSFER AGENT
  Rodney Square Management Corp.                                                        PFPC Inc.
     1100 North Market Street                                                     400 Bellevue Parkway
       Wilmington, DE 19890                                                       Wilmington, DE 19809


                                                                              Handles shareholder services,
 Manages each Series' business and                                             including recordkeeping and
      investment activities.                                                     statements, payment of
                                                                             distribution and processing of
                                                                                 buy and sell requests.



                                            BALENTINE PREMIER MONEY
                                                MARKET PORTFOLIO

Fund                                                                         Asset
Operations                                                                   Safe Keeping

         ADMINISTRATOR                                                                  CUSTODIAN

  Rodney Square Management Corp.                                                Wilmington Trust Company
     1100 North Market Street                                                   1100 North Market Street
       Wilmington, DE 19890                                                       Wilmington, DE 19890

       SUB-ADMINISTRATOR AND
         ACCOUNTING AGENT

             PFPC Inc.
       400 Bellevue Parkway
       Wilmington, DE 19809                                                  Holds each Portfolio's assets,
                                                                              settles all portfolio trades
Provides facilities, equipment and                                              and collects most of the
      personnel to carry out                                                   valuation data required for
administrative services related to                                            calculating each Portfolio's
each Portfolio and calculates each                                                   NAV per share.
Portfolio's NAV and distributions.

                                         Distribution

                                                  DISTRIBUTOR

                                             PFPC Distributors, Inc.


                                          Distributes the Portfolios'
                                                   shares.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES
--------------------------------------------------------------------------------

     The Portfolio uses its best effort to maintain its $1 constant share price and values its securities at amortized cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

PLAIN TALK

                     WHAT IS THE NET ASSET VALUE OR "NAV"?

                               NAV = Assets - Liabilities
                                     --------------------
                                      Outstanding Shares

     PFPC determines the NAV per share of the Portfolio as of 2:00 p.m. Eastern time on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio.

     Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

New Year's Day                Good Friday                   Labor Day
Martin Luther King, Jr.       Memorial Day                  Thanksgiving Day
Day                           Independence Day              Christmas Day
Presidents' Day

--------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                            HOW TO PURCHASE SHARES:

   --  Directly by mail or by wire
   --  As a client of a Service Organization

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial purchase is $10,000,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

     If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in the Portfolio are accepted on the Business Day that federal funds are deposited for your account on or before 2:00 p.m. Eastern time. Monies immediately convertible to federal funds are deposited for your account on or before 2:00 p.m. Eastern time. All investments in the Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

     Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

   --  By mail
   --  By telephone

     You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day if received after 2:00 p.m. Eastern Time, or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at a Service Organization, you should contact the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    Regular mail:                                 Overnight mail:
    -------------                                 ---------------
    Balentine Premier Money Market Portfolio      Balentine Premier Money Market Portfolio
    c/o PFPC Inc                                  c/o PFPC Inc.
    P.O. Box 9828                                 400 Bellevue Parkway, Suite 108
    Providence, RI 02940                          Wilmington, DE 19809

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our Statement of Additional Information.

--------------------------------------------------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

Net investment income consists of interest earned by a fund on its investments less accrued expenses.

     Distributions from the net investment income of the Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Portfolio will be distributed annually.

     All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

     As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolio's distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

     You will not recognize any gain or loss on the sale (redemption) or exchange of shares of the Portfolio so long as the Portfolio maintains a stable price of $1.00 a share.

     STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

     PFPC Distributors, Inc. manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. Other than Rule 12b-1 fees described below, the Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------

RULE 12B-1 FEES
--------------------------------------------------------------------------------

PLAIN TALK

                              WHAT ARE 12B-1 FEES?

12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

     The Portfolio has adopted a distribution plan under Rule 12b-1 that allows the Portfolio to pay a fee to the distributor for the sale and distribution of its shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees indirectly will increase the cost of your investment and may cost you more than paying other types of sales charges.

     Under the distribution plan, the Portfolio will pay distribution fees to the distributor at a maximum annual rate of 0.60% of its aggregate average daily net assets.

--------------------------------------------------------------------------------

SHAREHOLDER SERVICE FEES
--------------------------------------------------------------------------------

     The Board of Trustees has adopted a shareholder service plan authorizing the Portfolio to pay service providers an annual fee not exceeding 0.13% of the Portfolio's average daily net assets of the Service Shares, to compensate service providers who maintain a service relationship. Service activities provided under this plan include (a) establishing and maintaining shareholder accounts and records, (b) answering shareholder inquiries, (c) assisting in share purchases and redemptions, (d) providing statements and reports to shareholders, and (e) providing other related services requested by shareholders.

--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

     Other institutional investors, including other mutual funds, may invest in the master fund. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of the master fund, including the Portfolio, will pay its proportionate share of the master funds' expenses.

     For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings and operating results for the Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance. Since the Portfolio is new, annual or semi-annual reports to shareholders have not yet been published.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

     Balentine Premier Money Market Portfolio
     c/o PFPC Inc.
     400 Bellevue Parkway
     Suite 108
     Wilmington, Delaware 19809
     (800) 336-9970
     9:00 a.m. to 5:00 p.m., Eastern time

     Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

BAL-Pros-11/02

                                                 BALENTINE
                                                 & COMPANY
    premier money market portfolio
    PROSPECTUS    NOVEMBER 1, 2002

                                                      BALENTINE
                                                      PREMIER
                                                      MONEY
                                                      MARKET
                                                      PORTFOLIO

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                      WILMINGTON MUNICIPAL BOND PORTFOLIO

                               OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                       PROSPECTUS DATED NOVEMBER 1, 2002

     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Portfolios:

         --  are not bank deposits

         -- are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         --  are not federally insured

         -- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency

         --  are not guaranteed to achieve their goal(s)

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTION

A look at the goals,
strategies,
risks, expenses and
financial
history of each Portfolio.       Summary.......................................3

                                 Performance Information.......................5

                                 Fees and Expenses............................10

                                 Example......................................11

                                 Investment Objectives........................12

                                 Primary Investment Strategies................12

                                 Series Composition...........................14

                                 Additional Risk Information..................16

                                 Financial Highlights.........................17

Details about the service
providers.                  MANAGEMENT OF THE PORTFOLIOS

                                 Investment Adviser...........................20

                                 Portfolio Managers...........................21

                                 Service Providers............................22

Policies and instructions
for
opening, maintaining and
closing an account in any
of
the Portfolios.             SHAREHOLDER INFORMATION

                                 Pricing of Shares............................23

                                 Purchase of Shares...........................23

                                 Redemption of Shares.........................25

                                 Exchange of Shares...........................27

                                 Distributions................................28

                                 Taxes........................................28

Details on the Portfolios'
master/feeder arrangement
and share classes.          DISTRIBUTION ARRANGEMENTS

                                 Master/Feeder Structure......................30

                                 Share Classes................................30

                            FOR MORE INFORMATION..............................31

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                      WILMINGTON MUNICIPAL BOND PORTFOLIO

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                             PORTFOLIO DESCRIPTIONS

PLAIN TALK

                             WHAT IS A MUTUAL FUND?

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio described in this prospectus is a separate mutual fund.

--------------------------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------------------------
Investment Objective                  --   The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO and
                                      the WILMINGTON BROAD MARKET BOND PORTFOLIO each seeks a high total return, consistent with high current income.
                                      --   The WILMINGTON MUNICIPAL BOND PORTFOLIO seeks a high
                                      level of income exempt from federal income tax, consistent with the preservation of capital.
--------------------------------------------------------------------------------------------------
Investment Focus                      --   Fixed income securities
--------------------------------------------------------------------------------------------------
Share Price Volatility                --   Moderate
--------------------------------------------------------------------------------------------------
Principal Investment Strategy         --   Each Portfolio operates as a "feeder fund" which means
                                      that the Portfolio does not buy individual securities
                                           directly. Instead, it invests in a "master fund," which
                                           in turn purchases investment securities. The Portfolios
                                           invest all of their assets in master funds which are
                                           separate series of WT Investment Trust I. Each
                                           Portfolio and its corresponding Series have the same
                                           investment objective, policies and limitations.
                                      --   The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                                      invests in the Short/Intermediate Bond Series, which invests at least 85% of its total assets in various types of
                                           investment grade fixed income securities.
                                      --   The WILMINGTON BROAD MARKET BOND PORTFOLIO invests in
                                      the Broad Market Bond Series, which invests at least 85% of its total assets in various types of investment grade
                                           fixed income securities.

                                      --   The WILMINGTON MUNICIPAL BOND PORTFOLIO invests in the
                                      Municipal Bond Series, which invests at least 80% of its net assets in municipal securities that provide interest
                                           exempt from federal income tax.
                                      --   The Series' adviser purchases securities based on their
                                      yield or potential capital appreciation, or both. The
                                           adviser may sell securities in anticipation of market
                                           declines or if the securities are downgraded to below
                                           investment grade.
--------------------------------------------------------------------------------------------------
Principal Risks                       The Portfolios are subject to the risks summarized below
                                      which are further described under "Additional Risk
                                      Information."
                                      --   An investment in a Portfolio is not a deposit of
                                      Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance
                                           Corporation or any other government agency.
                                      --   It is possible to lose money by investing in a
                                           Portfolio.
                                      --   The fixed income securities in which the Portfolios
                                      invest through their corresponding Series are subject to
                                           credit risk, prepayment risk, market risk, liquidity
                                           risk and interest rate risk. Typically, when interest
                                           rates rise, the market prices of fixed income
                                           securities go down.
                                      --   The performance of a Portfolio will depend on whether
                                      or not the adviser is successful in pursuing an investment strategy.
--------------------------------------------------------------------------------------------------
Investor Profile                      --   Investors who want income from their investments
                                      without the volatility of an equity portfolio.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

PLAIN TALK

                             WHAT IS TOTAL RETURN?

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The performance prior to November 1, 1999, reflects the performance of the Rodney Square Short/ Intermediate Bond Portfolio, which was merged into the Portfolio, effective November 1, 1999. In connection with the merger, the Portfolio changed its investment objective, policies and limitations to match those of the Rodney Square Short/Intermediate Bond Portfolio. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

           ANNUAL RETURNS BEFORE TAXES FOR THE PAST 10 CALENDAR YEARS
[BAR CHART]                                                        [PERCENTAGES]


1992                                                                              6.73
1993                                                                              7.92
1994                                                                             -2.02
1995                                                                             14.95
1996                                                                              3.37
1997                                                                              7.56
1998                                                                              7.75
1999                                                                              0.33
2000                                                                              9.71
2001                                                                              8.40

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: 7.12%

     This bar chart shows changes in the performance of the Portfolio's Institutional Shares from calendar year to calendar year.

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              5.13%                              -1.77%
         (June 30, 1995)                    (March 31, 1994)

PLAIN TALK

                               WHAT IS AN INDEX?

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INSTITUTIONAL SHARES
AVERAGE ANNUAL RETURNS AS OF 12/31/01                         1 Year   5 Years   10 Years
-------------------------------------                         ------   -------   --------
Short/Intermediate Bond Portfolio Return Before Taxes         8.40%     6.70%      6.37%
Return After Taxes on Distributions(1)                        6.10%     4.28%      3.94%
Return After Taxes on Distributions and Sales of Shares(1)    5.11%     4.15%      3.90%
Merrill Lynch 1-10 Year U.S. Treasury Index (reflects no
  deduction for fees, expenses or taxes)(2)                   8.12%     6.99%      6.61%
Lehman Intermediate Government/Credit Index (reflects no
  deduction for fees, expenses or taxes)(3)                   8.96%     7.10%      6.81%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) The Merrill Lynch 1 to 10 Year U.S. Treasury Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.
(3) The Lehman Intermediate Government/Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 to 10 years.

                     WILMINGTON BROAD MARKET BOND PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio and its predecessor, the Bond Fund, a collective investment fund. The Bond Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The Bond Fund was not registered as a mutual fund under the Investment Company Act of 1940 ("1940 Act"), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

           ANNUAL RETURNS BEFORE TAXES FOR THE PAST 10 CALENDAR YEARS
[BAR CHART]                                                        [PERCENTAGES]


1992                                                                              6.82
1993                                                                             10.60
1994                                                                             -4.20
1995                                                                             18.90
1996                                                                              1.73
1997                                                                              9.06
1998                                                                              8.73
1999                                                                             -2.19
2000                                                                             11.91
2001                                                                              7.94

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: 7.96%

     This bar chart shows changes in the performance of the Portfolio's Institutional Shares from calendar year to calendar year.

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              6.54%                              -3.41%
         (June 30, 1995)                    (March 31, 1994)

                                                                Since
INSTITUTIONAL SHARES                                           June 29,
AVERAGE ANNUAL RETURNS AS OF 12/31/01                 1 Year   1998(1)    5 Years(1)   10 Years(1)
-------------------------------------                 ------   --------   ----------   -----------
Broad Market Bond Portfolio Return Before Taxes       7.94%     6.26%       6.98%(3)      6.73%(3)
Return After Taxes on Distributions(2)                5.56%     3.77%         N/A           N/A
Return After Taxes on Distributions and Sales of
  Shares(2)                                           4.89%     3.76%         N/A           N/A
Merrill Lynch U.S. Treasury Master Index (reflects
  no deduction for fees, expenses or taxes)(4)        6.74%     6.51%       7.33%         7.09%
Lehman Government/Credit Index (reflects no
  deduction for fees, expenses or taxes)(5)           8.50%     6.53%       7.37%         7.27%

(1) For periods prior to June 29, 1998, the Portfolio's predecessor, the Bond Fund, operated as a collective investment fund. As a collective investment fund, the Bond Fund is treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) This performance information reflects the performance of the Portfolio and its predecessor, the Bond Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.
(4) The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.
(5) The Lehman Government/Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities no less than 1 year.

                      WILMINGTON MUNICIPAL BOND PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

         ANNUAL RETURNS BEFORE TAXES FOR CALENDAR YEARS SINCE INCEPTION
[BAR CHART]                                         [PERCENTAGES]


1994                                                                             -4.17
1995                                                                             14.08
1996                                                                              3.51
1997                                                                              7.18
1998                                                                              5.24
1999                                                                             -0.64
2000                                                                              8.47
2001                                                                              4.38

                               PERFORMANCE YEARS

       CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: 8.20%

     This bar chart shows changes in the performance of the Portfolio's Institutional Shares from calendar year to calendar year.

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              5.86%                              -4.79%
         (March 31, 1995)                   (March 31, 1994)

INSTITUTIONAL SHARES                                                        Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/01                   1 Year   5 Years   (November 1, 1993)
-------------------------------------                   ------   -------   ------------------
Municipal Bond Portfolio Return Before Taxes            4.38%     4.88%          4.70%
Return After Taxes on Distributions(1)                  4.30%     4.82%          4.67%
Return After Taxes on Distributions and Sales of
  Shares(1)                                             4.41%     4.80%          4.65%
Merrill Lynch Intermediate Municipal Index (reflects
  no deduction for fees, expenses or taxes)(2)          5.15%     5.70%          5.39%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(2) The Merrill Lynch Intermediate Municipal Index is an unmanaged weighted index including investment grade tax-exempt bonds with a maturity range of 0 to 22 years.

PLAIN TALK

                                 WHAT IS YIELD?

Yield is a measure of the income (dividends and interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The annualized yield is expressed as a percentage of the offering price per share on a specified date.

     You may call (800) 336-9970 to obtain a Portfolio's current yield.

--------------------------------------------------------------------------------

FEES AND EXPENSES
--------------------------------------------------------------------------------

PLAIN TALK

                            WHAT ARE FUND EXPENSES?

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.

     The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of a Portfolio.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   Institutional Shares
                                                   --------------------
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)            None
Maximum deferred sales charge                              None
Maximum sales charge imposed on reinvested
  dividends (and other distributions)                      None
Redemption fee(1)                                         1.00%
Exchange fee(1)                                           1.00%

(1) Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
                                  ASSETS)(1):

                                           Short/Intermediate    Broad Market      Municipal
                                             Bond Portfolio     Bond Portfolio   Bond Portfolio
                                           ------------------   --------------   --------------
Management fees                                   0.35%              0.35%            0.35%
Distribution (12b-1) fees                         None               None             None
Other expenses                                    0.27%              0.33%            0.73%
TOTAL ANNUAL OPERATING EXPENSES                   0.62%              0.68%            1.08%(2)
Waivers/reimbursements                                                                0.33%
NET EXPENSES                                                                          0.75%

(1) This table and the Example below each reflect the aggregate annual operating expenses of each Portfolio and its corresponding Series of the Trust in which the Portfolio invests.
(2) For Institutional Shares of the Municipal Bond Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.75%. This waiver will remain in place until November 1, 2005 unless the Board of Trustees approves its earlier termination.

--------------------------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in Institutional Shares of each Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         --  you reinvested all dividends and other distributions;

         --  the average annual return was 5%;

         -- the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2005) are charged and remain the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                            1 Year   3 Years   5 Years   10 Years
--------------------                            ------   -------   -------   --------
Short/Intermediate Bond Portfolio                $63      $199      $346      $  774
Broad Market Bond Portfolio                      $69      $218      $379      $  847
Municipal Bond Portfolio                         $77      $240      $494      $1,223

     The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

     The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO and the WILMINGTON BROAD MARKET BOND PORTFOLIO each seek a high total return, consistent with high current income. The WILMINGTON MUNICIPAL BOND PORTFOLIO seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. These investment objectives may not be changed without shareholder approval. There is no guarantee that a Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

PLAIN TALK

                       WHAT ARE FIXED INCOME SECURITIES?

Fixed income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence, the term "fixed income" security.

     The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO invests its assets in the Short/Intermediate Bond Series, which:

         -- will invest at least 85% of its total assets in various types of investment grade fixed income securities;

         -- may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers;

         -- will, as a matter of fundamental policy, maintain a short-to-intermediate average duration (2 1/2 to 4 years); and

         -- the average dollar-weighted duration of securities held by the Short/Intermediate Bond Series will normally fall within a range of 2 1/2 to 4 years.

PLAIN TALK

                               WHAT IS DURATION?

Duration measures the sensitivity of fixed income securities held by a portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.

     The WILMINGTON BROAD MARKET BOND PORTFOLIO invests its assets in the Broad Market Bond Series, which:

      -- will invest at least 85% of its total assets in various types of investment grade fixed income securities;

      -- may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers;

      -- will, as a matter of fundamental policy, maintain an intermediate average duration (4 to 7 years); and

      -- the average dollar-weighted duration of securities held by the Broad Market Bond Series will normally fall within a range of 4 to 7 years.

PLAIN TALK

                     WHAT ARE INVESTMENT GRADE SECURITIES?

Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service, Inc.

PLAIN TALK

                         WHAT ARE MUNICIPAL SECURITIES?

Municipal securities are bonds issued by state and local governments to raise money for their activities.

     The WILMINGTON MUNICIPAL BOND PORTFOLIO invests its assets in the Municipal Bond Series, which:

      -- will, as a fundamental policy, invest substantially all (at least 80%) of its net assets in a diversified portfolio of municipal securities that provide interest that is exempt from federal income tax;

      -- may invest up to 20% of its net assets in other types of fixed income securities that provide income that is subject to federal tax; and

      -- will, as a matter of fundamental policy, maintain an intermediate average duration (4 to 8 years); and

      -- the average dollar-weighted duration of securities held by the Municipal Bond Series will normally fall within a range of 4 to 8 years.

     The Municipal Bond Series may not invest more than 25% of its total assets in any one industry. You should note that governmental issuers of municipal securities are not considered part of any industry.

     The 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Series may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Series may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory.

     Under these conditions, the Municipal Bond Series' vulnerability to any special risks that affects that sector or jurisdiction could have an adverse impact on the value of an investment in the Series. There are no limitations on the Municipal Bond Series' investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

--------------------------------------------------------------------------------

SERIES COMPOSITION
--------------------------------------------------------------------------------

     The composition of each Series' holdings varies, depending upon the investment adviser's analysis of the fixed income markets, the municipal securities market and the expected trends in those markets. The securities purchased by the Series may be purchased based upon their yield (the income earned by the security) or their potential capital appreciation (the potential increase in the security's value) or both. The investment adviser seeks to protect the Series' principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by the Series. There is no guarantee that principal value can be protected during periods of extreme interest volatility.

PLAIN TALK

                     CORPORATE BONDS VS. GOVERNMENT BONDS:

Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.

     The Series invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. If the securities are not rated, then the investment adviser must determine that they are of comparable quality.

     The table below shows each Series' principal investments. These are the types of securities that will most likely help a Series achieve its investment objective.

                                          Short/Intermediate   Broad Market   Municipal
                                                 Bond              Bond         Bond
                                          ------------------   ------------   ---------
Asset-Backed Securities                           X                 X
Bank Obligations                                  X                 X
Corporate Bonds, Notes and Commercial
  Paper                                           X                 X
Mortgage-Backed Securities                        X                 X
Municipal Securities                              X                 X             X
Obligations Issued By Supranational
  Agencies                                        X                 X
U.S. Government Obligations                       X                 X

     Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. The investments and strategies listed above and described throughout this prospectus are those that the investment adviser will use under normal market conditions.

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our Statement of Additional Information:

         -- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         -- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country (Short/Intermediate Bond and Broad Market Bond Portfolios only).

         -- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield earned by a Portfolio will vary with changes in interest rates.

         -- LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

         -- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares in a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest and, therefore, could have effective voting control over the operation of a master fund.

         -- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         -- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

         -- VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years or since its inception, if shorter. Certain information reflects financial results for a single Institutional Share of a Portfolio. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young, LLP, whose report, along with each Portfolio's financial statements, is included in the Institutional Shares' Annual Report, which is available without charge upon request.

                                                                                                For the
                                                                                             Fiscal Years
                                            For the Fiscal Years         For the Period          Ended
                                               Ended June 30,           November 1, 1998      October 31,
                                       ------------------------------       through        -----------------
SHORT/INTERMEDIATE BOND PORTFOLIO --   2002(2)      2001      2000+      June 30, 1999+     1998+     1997+
INSTITUTIONAL SHARES                   --------   --------   --------   ----------------   -------   -------
NET ASSET VALUE -- BEGINNING OF
  PERIOD.............................  $  10.05   $   9.67   $   9.86       $  10.27       $ 10.03   $  9.94
                                       --------   --------   --------       --------       -------   -------
INVESTMENT OPERATIONS:
  Net investment income..............      0.50       0.58       0.52           0.37          0.58      0.59
  Net realized and unrealized gain
    (loss) on investments............      0.20       0.38      (0.16)         (0.39)         0.24      0.09
                                       --------   --------   --------       --------       -------   -------
    Total from investment
      operations.....................      0.70       0.96       0.36          (0.02)         0.82      0.68
                                       --------   --------   --------       --------       -------   -------
DISTRIBUTIONS:
  From net investment income.........     (0.50)     (0.58)     (0.52)         (0.37)        (0.58)    (0.59)
  From net realized gain.............     (0.02)        --      (0.03)         (0.02)           --        --
                                       --------   --------   --------       --------       -------   -------
    Total distributions..............     (0.52)     (0.58)     (0.55)         (0.39)        (0.58)    (0.59)
                                       --------   --------   --------       --------       -------   -------
NET ASSET VALUE -- END OF PERIOD.....  $  10.23   $  10.05   $   9.67       $   9.86       $ 10.27   $ 10.03
                                       ========   ========   ========       ========       =======   =======
TOTAL RETURN.........................     7.08%     10.21%      4.28%        (0.27)%**       8.40%     7.13%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses:
    Including expense limitations....     0.62%      0.55%      0.55%          0.55%*        0.59%     0.65%
    Excluding expense limitations....     0.62%      0.61%      0.72%          0.67%*        0.83%     1.12%
  Net investment income..............     4.89%      5.89%      6.35%          5.47%*        5.64%     5.98%
Portfolio turnover...................      136%        88%        47%            30%           41%       84%
Net assets at end of period (000
  omitted)...........................  $167,077   $140,030   $140,015       $ 89,383       $94,597   $31,456

   * Annualized.
  ** Not annualized.
   + Effective November 1, 1999, the Rodney Square Short/Intermediate Bond
     Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Short/Intermediate Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio which have been restated to reflect the share conversion ratio applied in the merger.
 (1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Short/ Intermediate Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
 (2) As required, effective July 1, 2001, the Portfolio adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgage-backed and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended June 30, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) by less than $0.01 per share, respectively, and decrease the ratio of net investment income to average net assets by less than .01%. Per share data for periods prior to July 1, 2001 have not been restated to reflect this change in accounting.

                                               For the Fiscal            For the Period     For the Period
                                            Years Ended June 30,        November 1, 1998   June 29, 1998(1)
                                        -----------------------------       through             through
BROAD MARKET BOND PORTFOLIO(4) --       2002(5)      2001      2000+     June 30, 1999+    October 31, 1998+
INSTITUTIONAL SHARES                    --------   --------   -------   ----------------   -----------------
NET ASSET VALUE -- BEGINNING OF PERIOD  $   9.81   $   9.46   $  9.63       $  10.19            $ 10.00
                                        --------   --------   -------       --------            -------
INVESTMENT OPERATIONS:
  Net investment income...............      0.52       0.58      0.58           0.38               0.20
  Net realized and unrealized gain
    (loss) on investments.............      0.16       0.35     (0.15)         (0.53)             (0.19)
                                        --------   --------   -------       --------            -------
    Total from investment
      operations......................      0.68       0.93      0.43          (0.15)             (0.39)
                                        --------   --------   -------       --------            -------
DISTRIBUTIONS:
  From net investment income..........     (0.52)     (0.58)    (0.58)         (0.38)             (0.20)
  From net realized gain..............     (0.04)        --(3)   (0.02)        (0.03)                --
                                        --------   --------   -------       --------            -------
    Total distributions...............     (0.56)     (0.58)    (0.60)         (0.41)             (0.20)
                                        --------   --------   -------       --------            -------
NET ASSET VALUE -- END OF PERIOD......  $   9.93   $   9.81   $  9.46       $   9.63            $ 10.19
                                        ========   ========   =======       ========            =======
TOTAL RETURN..........................     7.04%     10.11%     4.72%        (1.52)%**            3.89%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense limitations.....     0.68%      0.59%     0.55%          0.55%*             0.55%*
    Excluding expense limitations.....     0.68%      0.70%     0.71%          0.67%*             0.66%*
  Net investment income...............     5.16%      5.96%     6.15%          5.71%*             5.69%*
Portfolio turnover....................      180%        73%       53%            18%                18%
Net assets at end of period (000
  omitted)............................  $116,427   $108,331   $79,310       $ 87,297            $93,002

   * Annualized.
  ** Not annualized.
   + Effective November 1, 1999, the Rodney Square Intermediate Bond Portfolio
     ("Rodney Square Portfolio") was merged into the Wilmington Broad Market Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
 (1) Commencement of operations.
 (2) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Broad Market Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
 (3) Distributions were less than .01 per share.
 (4) Formerly, the Wilmington Intermediate Bond Portfolio.
 (5) Effective July 1, 2001, the Portfolio adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies that requires the recording of paydown gains and losses on mortgage-backed and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended June 30, 2002 was to decrease net investment income and increase net realized and unrealized gain (loss) by less than $0.01 per share, respectively, and decrease the ratio of net investment income to average net assets from 5.20% to 5.16%. Per share data for periods prior to July 1, 2001 have not been restated to reflect this change in accounting.

                                                                                              For the
                                           For the Fiscal Years        For the Period      Fiscal Years
                                              Ended June 30,          November 1, 1998   Ended October 31,
                                        ---------------------------       through        -----------------
MUNICIPAL BOND PORTFOLIO --              2002      2001      2000+     June 30, 1999+     1998+     1997+
INSTITUTIONAL SHARES                    -------   -------   -------   ----------------   -------   -------
NET ASSET VALUE -- BEGINNING OF
  PERIOD..............................  $ 12.65   $ 12.25   $ 12.48       $  12.94       $ 12.74   $ 12.46
                                        -------   -------   -------       --------       -------   -------
INVESTMENT OPERATIONS:
  Net investment income...............     0.47      0.56      0.56           0.36          0.56      0.55
  Net realized and unrealized gain
    (loss) on investments.............     0.27      0.40     (0.15)         (0.40)         0.20      0.28
                                        -------   -------   -------       --------       -------   -------
    Total from investment
      operations......................     0.74      0.96      0.41          (0.04)         0.76      0.83
                                        -------   -------   -------       --------       -------   -------
DISTRIBUTIONS:
  From net investment income..........    (0.47)    (0.56)    (0.56)         (0.36)        (0.56)    (0.55)
  From net realized gain..............    (0.05)       --     (0.08)         (0.06)           --        --
                                        -------   -------   -------       --------       -------   -------
    Total distributions...............    (0.52)    (0.56)    (0.64)         (0.42)        (0.56)    (0.55)
                                        -------   -------   -------       --------       -------   -------
NET ASSET VALUE -- END OF PERIOD......  $ 12.87   $ 12.65   $ 12.25       $  12.48       $ 12.94   $ 12.74
                                        =======   =======   =======       ========       =======   =======
TOTAL RETURN..........................    5.93%     7.94%     3.40%        (0.30)%**       6.07%     6.85%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses:
    Including expense limitations.....    0.75%     0.75%     0.75%          0.75%*        0.75%     0.75%
    Excluding expense limitations.....    1.08%     1.39%     1.03%          0.90%*        1.23%     1.52%
  Net investment income...............    3.63%     4.43%     4.59%          4.29%*        4.35%     4.42%
Portfolio turnover....................      28%       36%       50%            19%           44%       29%
  Net assets at end of period (000
    omitted)..........................  $32,592   $22,759   $16,009       $ 16,612       $17,579   $17,446

   * Annualized.
  ** Not annualized.
   + Effective November 1, 1999, the Rodney Square Municipal Bond Portfolio
     ("Rodney Square Portfolio") was merged into the Wilmington Municipal Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
 (1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I -- Municipal Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

                          MANAGEMENT OF THE PORTFOLIOS

     The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolios and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Portfolio and its shareholders.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

     Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of each Series in accordance with its respective investment objective, policies and limitations. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2002, RSMC had $5.4 billion assets under management.

     For the twelve months ended June 30, 2002, RSMC received the following advisory fees (after fee waivers) as a percentage of each Series' average daily net assets:

Short/Intermediate Bond Series                                  0.35%
Broad Market Bond Series                                        0.35%
Municipal Bond Series                                           0.35%

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

     ERIC K. CHEUNG, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond and Broad Market Bond Series. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined RSMC and its affiliates. In 1991, he became the Division Manager for all fixed income products.

     CLAYTON M. ALBRIGHT, III, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond and Broad Market Bond Series. Mr. Albright has been affiliated with RSMC and its affiliates since 1976. Since 1987, he has specialized in the management of intermediate and long-term fixed income portfolios.

     DOMINICK J. D'ERAMO, CFA, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond and Broad Market Bond Series. Mr. D'Eramo has been affiliated with RSMC and its affiliates since 1986 as a fixed income trader and was promoted to portfolio manager in 1990.

     LISA MORE, Vice President of RSMC, is primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Mrs. More has been affiliated with RSMC and its affiliates since 1988. Since 1990, she has specialized in the management of municipal income portfolios.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                                                        Shareholder
Management                                                                   Services

       INVESTMENT ADVISER                                                            TRANSFER AGENT
  Rodney Square Management Corp.                                                        PFPC Inc.
     1100 North Market Street                                                     400 Bellevue Parkway
       Wilmington, DE 19890                                                       Wilmington, DE 19809


                                                                              Handles shareholder services,
 Manages each Series' business and                                             including recordkeeping and
      investment activities.                                                     statements, payment of
                                                                             distribution and processing of
                                                                                 buy and sell requests.


                                                 WT MUTUAL FUND

                                         WILMINGTON SHORT/INTERMEDIATE
                                                 BOND PORTFOLIO

                                            WILMINGTON BROAD MARKET
                                                 BOND PORTFOLIO

Fund                                          WILMINGTON MUNICIPAL           Asset
Operations                                       BOND PORTFOLIO              Safe Keeping

         ADMINISTRATOR                                                                  CUSTODIAN

  Rodney Square Management Corp.                                                Wilmington Trust Company
     1100 North Market Street                                                   1100 North Market Street
       Wilmington, DE 19890                                                       Wilmington, DE 19890

       SUB-ADMINISTRATOR AND
         ACCOUNTING AGENT

             PFPC Inc.
       400 Bellevue Parkway
       Wilmington, DE 19809                                                  Holds each Portfolio's assets,
                                                                              settles all portfolio trades
Provides facilities, equipment and                                              and collects most of the
      personnel to carry out                                                   valuation data required for
administrative services related to                                            calculating each Portfolio's
each Portfolio and calculates each                                                   NAV per share.
Portfolio's NAV and distributions.

                                         Distribution

                                                  DISTRIBUTOR

                                             PFPC Distributors, Inc.


                                          Distributes the Portfolios'
                                                   shares.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES
--------------------------------------------------------------------------------

     The Series value their assets based on current market values when such values are available. Prices for fixed income securities normally are supplied by a pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by the Short/Intermediate Bond Series and the Broad Market Bond Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

PLAIN TALK

                     WHAT IS THE NET ASSET VALUE OR "NAV"?

                           NAV = Assets - Liabilities
                    ------------------------------------------------------------
                                      Outstanding Shares

     PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

     Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

New Year's Day                Good Friday                   Labor Day
Martin Luther King, Jr.       Memorial Day                  Thanksgiving Day
  Day
Presidents' Day               Independence Day              Christmas Day

--------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                            HOW TO PURCHASE SHARES:

   --  Directly by mail or by wire
   -- As a client of Wilmington Trust Company ("Wilmington Trust") through a trust account or a corporate cash management account
   --  As a client of a Service Organization

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Fixed Income Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

Regular mail:                      Overnight mail:
-------------                      ---------------
Wilmington Fixed Income            Wilmington Fixed Income
  Portfolios                       Portfolios
c/o PFPC Inc.                      c/o PFPC Inc.
P.O. Box 9828                      400 Bellevue Parkway, Suite 108
Providence, RI 02940               Wilmington, DE 19809

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

     Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our Statement of Additional Information.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

   --  By mail
   --  By telephone

     You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     REDEMPTION FEES: Each Wilmington Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios. This fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee". A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    Regular mail:                                              Overnight mail:
    -------------                                              ---------------
    Wilmington Fixed Income Portfolios            Wilmington Fixed Income Portfolios
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 400 Bellevue Parkway, Suite 108
    Providence, RI 02940                          Wilmington, DE 19809

     BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right not to send the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For additional information on other ways to redeem shares, please refer to our Statement of Additional Information.

--------------------------------------------------------------------------------

EXCHANGE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS AN EXCHANGE OF SHARES?

An exchange of shares allows you to move your money from one fund to another fund within a family of funds.

     You may exchange all or a portion of your shares in a Portfolio for Institutional Shares of the following Portfolios:

     Wilmington Premier Money Market Portfolio

     Wilmington Short/Intermediate Bond Portfolio

     Wilmington Broad Market Bond Portfolio

     Wilmington Municipal Bond Portfolio

     Wilmington Large Cap Growth Portfolio

     Wilmington Large Cap Core Portfolio

     Wilmington Small Cap Core Portfolio

     Wilmington International Multi-Manager Portfolio

     Wilmington Large Cap Value Portfolio

     Wilmington Mid Cap Value Portfolio

     Wilmington Small Cap Value Portfolio

     Wilmington Balanced Portfolio

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

     To obtain prospectuses of the other Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

     Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually. The Short/ Intermediate Bond Portfolio and the Broad Market Bond Portfolio will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

     As long as a Portfolio meets the requirements for being a "regulated investment company", it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

     Dividend distributions by the Municipal Bond Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Portfolio intends to distribute income that is exempt from Federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from Federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Portfolio may be taxable.

     It is a taxable event for you if you sell or exchange shares of any Portfolio, including the Municipal Bond Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

     PFPC Distributors, Inc. manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

     Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolios, will pay its proportionate share of the master fund's expenses.

     For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

--------------------------------------------------------------------------------

SHARE CLASSES
--------------------------------------------------------------------------------

     The Portfolios issue Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results, and a discussion of the market conditions and investment strategies that significantly affect the Portfolio's performance for the most recently completed fiscal year or half-year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

    WT Mutual Fund
     c/o PFPC Inc.
     400 Bellevue Parkway
     Suite 108
     Wilmington, Delaware 19809
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time

     Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970

            The investment company registration number is 811-08648.

WFIP-Pros-11/02

                                                                 WILMINGTON
                                                                      FUNDS
    fixed income portfolios
    INSTITUTIONAL SHARES
    PROSPECTUS    NOVEMBER 1, 2002

                                                                           FIXED
                                                                          INCOME
                                                                      PORTFOLIOS

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------

                     WILMINGTON LARGE CAP GROWTH PORTFOLIO
                      WILMINGTON LARGE CAP CORE PORTFOLIO
                      WILMINGTON SMALL CAP CORE PORTFOLIO
                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON MID CAP VALUE PORTFOLIO
                      WILMINGTON SMALL CAP VALUE PORTFOLIO

                               OF WT MUTUAL FUND
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                       PROSPECTUS DATED NOVEMBER 1, 2002

     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Portfolios:

         --  are not bank deposits

         -- are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         --  are not federally insured

         -- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency

         --  are not guaranteed to achieve their goal(s)

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTIONS

A look at the goals,
strategies,
risks, expenses and
financial
history of each Portfolio.       Summary.......................................3

                                 Performance Information.......................8

                                 Fees and Expenses............................20

                                 Example......................................22

                                 Investment Objectives........................22

                                 Primary Investment Strategies................23

                                 Additional Risk Information..................33

                                 Financial Highlights.........................35

Details about the service
providers.                  MANAGEMENT OF THE PORTFOLIOS

                                 Investment Advisers..........................40

                                 Portfolio Managers...........................41

                                 Sub-Advisers.................................43

                                 Service Providers............................46

Policies and instructions
for
opening, maintaining and
closing an account in any
of
the Portfolios.             SHAREHOLDER INFORMATION

                                 Pricing of Shares............................47

                                 Purchase of Shares...........................48

                                 Redemption of Shares.........................49

                                 Exchange of Shares...........................51

                                 Distributions................................52

                                 Taxes........................................53

Details on the Portfolios'
master/feeder arrangement
and share classes.          DISTRIBUTION ARRANGEMENTS

                                 Master/Feeder Structure......................54

                                 Share Classes................................54

                            FOR MORE INFORMATION..............................55

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                     WILMINGTON LARGE CAP GROWTH PORTFOLIO
                      WILMINGTON LARGE CAP CORE PORTFOLIO
                      WILMINGTON SMALL CAP CORE PORTFOLIO
                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON MID CAP VALUE PORTFOLIO
                      WILMINGTON SMALL CAP VALUE PORTFOLIO

                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                             PORTFOLIO DESCRIPTIONS

PLAIN TALK

                             WHAT IS A MUTUAL FUND?

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio is a separate mutual fund.

PLAIN TALK

                                 WHAT IS "CAP"?

Cap or the market capitalization of a company means the stock market value of all outstanding shares of the company's common stock.

--------------------------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------------------------
Investment Objective                  --   The WILMINGTON LARGE CAP GROWTH PORTFOLIO and the
                                      WILMINGTON SMALL CAP CORE PORTFOLIO each seek superior
                                           long-term growth of capital.
                                      --   The WILMINGTON LARGE CAP CORE PORTFOLIO, the WILMINGTON
                                      LARGE CAP VALUE PORTFOLIO, the WILMINGTON MID CAP VALUE
                                           PORTFOLIO and the WILMINGTON SMALL CAP VALUE PORTFOLIO
                                           each seek to achieve long-term capital appreciation.
                                      --   The WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                                      seeks superior long-term capital appreciation.
--------------------------------------------------------------------------------------------------
Investment Focus                      --   Equity (or related) securities
--------------------------------------------------------------------------------------------------
Share Price Volatility                --   Moderate to high

--------------------------------------------------------------------------------------------------
Principal Investment Strategy         --   Each Portfolio operates as a "feeder fund' which means
                                      that the Portfolio does not buy individual securities
                                           directly. Instead, it invests in a "master fund," which
                                           in turn purchases investment securities. The Portfolios
                                           invest all of their assets in master funds which are
                                           separate series of WT Investment Trust I. Each
                                           Portfolio and its corresponding Series have the same
                                           investment objective, policies and limitations.
                                      --   The WILMINGTON LARGE CAP GROWTH PORTFOLIO invests in
                                      the WT Large Cap Growth Series, which invests at least 80%
                                           of its total assets in a diversified portfolio of U.S.
                                           equity (or related) securities of corporations with a
                                           market cap of $5 billion or more, which have above
                                           average earnings potential compared to the securities
                                           market as a whole. The Series' investment adviser
                                           purchases stocks it believes exhibit consistent,
                                           above-average earnings growth, superior quality and
                                           attractive risk/reward characteristics. The investment
                                           adviser analyzes the stocks of over 2000 companies
                                           using a bottom-up approach to search for high quality
                                           companies which are growing at about double the
                                           market's average rate. The adviser generally sells
                                           stocks when the risk/rewards of a stock turn negative,
                                           when company fundamentals deteriorate, or when a stock
                                           under performs the market or its peer group.
                                      --   The WILMINGTON LARGE CAP CORE PORTFOLIO invests in the
                                      Large Cap Core Series, which invests at least 80% of its
                                           total assets, primarily in a diversified portfolio of
                                           U.S. equity (or related) securities of medium and large
                                           cap corporations. The Series' investment adviser
                                           employs a combined growth and value investment approach
                                           and invests in the stocks of companies with the most
                                           attractive combination of long-term earnings, growth
                                           and valuation.
                                      --   The WILMINGTON SMALL CAP CORE PORTFOLIO invests in the
                                      Small Cap Core Series, which invests at least 80% of its
                                           total assets in a diversified portfolio of U.S. equity
                                           (or related) securities with a market cap which at the
                                           time of purchase is less than that of the largest stock
                                           in the Russell 2000 Index. The Series' investment
                                           adviser employs a combined growth and value investment
                                           approach and invests in the stocks of companies with
                                           the most attractive combination of long-term earnings,
                                           growth and valuation.

                                   --   The WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO invests all of its assets in the International Multi-Manager Series, which invests at least
                                        85% of its total assets in a diversified portfolio of equity (or related)
                                        securities of foreign issuers. The Series' investment adviser allocates the Series' assets to sub-advisers, who select stocks to be purchased or sold by the Series based upon fundamental research, country and trend analysis and whether the stocks are undervalued or have above average growth potential.
                                   --   The WILMINGTON LARGE CAP VALUE PORTFOLIO invests all of its assets in the
                                        Large Cap Value Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap of $10 billion or higher ("large cap company") at the time of purchase. The Series invests in securities whose prices are low relative to comparable companies. Effective January 1,
                                        2003, the Series will consider an issuer to be a large cap company if such company has a market capitalization, at the time of purchase, equal to at least that of the smallest company in the top 40% of the Russell
                                        1000 Value Index. The capitalization of companies that make up the
                                        Russell 1000 Value Index will change due to changes in the market. As a result, the capitalization of large cap companies in which the Series will invest will also change. As of September 30, 2002, the market capitalization of the smallest company in the top 40% of the Russell 1000
                                        Value Index is $2.3 billion and the market capitalization of the largest company in such index is $216.3 billion.
                                   --   The WILMINGTON MID CAP VALUE PORTFOLIO invests in the Mid Cap Value
                                        Series, which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap between $1 and $10 billion ("mid cap company") at the time of purchase. The Series invests in securities whose prices are low relative to comparable companies. Effective January 1, 2003, the Series will consider a company to be a mid cap company if such company has a market capitalization, at the time of purchase, between the capitalization of the smallest and largest company in the Russell Midcap Value Index. The capitalization of companies that make up the Russell Midcap Value Index will change due to changes in the market. As a result, the capitalization of the mid cap companies in which the Series will invest will also change. As of September 30, 2002, the capitalization of companies that make up the Russell Midcap Value Index is between $201 million and $10.2 billion.

                                      --   The WILMINGTON SMALL CAP VALUE PORTFOLIO invests in the
                                      Small Cap Value Series, which invests at least 80% of its
                                           total assets in a diversified portfolio of U.S. equity
                                           (or related) securities of companies with a market cap
                                           of $1 billion or less ("small cap company") at the time
                                           of purchase. The Series invests in securities whose
                                           prices are low relative to comparable companies.
                                           Effective January 1, 2003, the Series will consider a
                                           company to be a small cap company if such company has a
                                           market capitalization, at the time of purchase, less
                                           than the capitalization of the largest stock in the
                                           Russell 2000 Value Index. The capitalization of
                                           companies that make up the Russell 2000 Value Index
                                           will change due to changes in the market. As a result,
                                           the capitalization of the small cap companies in which
                                           the Series will invest will also change. As of
                                           September 30, 2002, the capitalization of the largest
                                           stock in the Russell 2000 Value Index is less than $1.7
                                           billion.
--------------------------------------------------------------------------------------------------
Principal Risks                       The Portfolios are subject to the risks summarized below
                                      which are further described under "Additional Risk
                                      Information."
                                      --   An investment in a Portfolio is not a deposit of
                                      Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance
                                           Corporation or any other government agency.
                                      --   It is possible to lose money by investing in a
                                      Portfolio. There is no guarantee that the stock market or
                                           the stocks that a Series buy will increase in value.
                                      --   A Portfolio's share price will fluctuate in response to
                                      changes in the market value of the Portfolio's investments.
                                           Market value changes result from business developments
                                           affecting an issuer as well as general market and
                                           economic conditions.
                                      --   Small cap companies may be more vulnerable than larger
                                      companies to adverse business or economic developments, and their securities may be less liquid and more volatile
                                           than securities of larger companies.
                                      --   Investments in a foreign (i.e. non-U.S.) market are
                                      subject to foreign security risk and the risk of losses
                                           caused by changes in foreign currency exchange rates.
                                      --   Growth-oriented investments may be more volatile than
                                      the rest of the U.S. stock market as a whole.

                                      --   A value-oriented investment approach is subject to the
                                      risk that a security believed to be undervalued does not
                                           appreciate in value as anticipated.
                                      --   The performance of a Portfolio will depend on whether
                                      or not the adviser or sub-adviser is successful in pursuing an investment strategy.
                                      --   The International Multi-Manager Portfolio employs a
                                      multi-manager approach. The interplay of the various
                                           strategies employed by the sub-advisers may result in
                                           the Portfolio indirectly holding a concentration in
                                           certain types of securities, industries or sectors,
                                           which may have a negative affect on performance.
                                      --   The Portfolios are also subject to other risks which
                                      are described under "Additional Risk Information."
--------------------------------------------------------------------------------------------------
Investor Profile                      --   Investors who want the value of their investment to
                                      grow and who are willing to accept more volatility for the possibility of higher returns.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

PLAIN TALK

                             WHAT IS TOTAL RETURN?

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

                     WILMINGTON LARGE CAP GROWTH PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Until February 23, 1998, the Portfolio invested in both large and small capitalization securities. Currently, the Portfolio's investments are made primarily in large capitalization equity securities with strong growth characteristics. Accordingly, the Portfolio's historical performance may not reflect its current investment practices. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

           ANNUAL RETURNS BEFORE TAXES FOR THE PAST 10 CALENDAR YEARS
                                                                   [PERCENTAGES]

1992                                                                              5.95
1993                                                                             14.57
1994                                                                             -0.23
1995                                                                             28.43
1996                                                                             24.25
1997                                                                             27.50
1998                                                                             23.58
1999                                                                             48.10
2000                                                                            -21.09
2001                                                                            -33.06

                               PERFORMANCE YEARS

      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: -34.37%

     This bar chart shows changes in the performance of the Portfolio's Institutional Shares from calendar year to calendar year.

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              41.39%                            -25.62%
       (December 31, 1999)                  (March 31, 2001)

PLAIN TALK

                               WHAT IS AN INDEX?

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INSTITUTIONAL SHARES
AVERAGE ANNUAL RETURNS AS OF 12/31/01                       1 Year      5 Years      10 Years
-------------------------------------                       ------      -------      --------
Large Cap Growth Portfolio Return Before Taxes(1)           (33.06)%     4.27%         9.07%
Return After Taxes on Distributions(1)                      (33.06)%     1.36%         6.20%
Return After Taxes on Distributions and Sale of Shares(1)   (20.13)%     4.02%         7.29%
Russell 1000 Growth Index (reflects no deductions for
  fees, expenses or taxes)(2)                               (20.42)%     8.27%        10.79%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The Russell 1000 Growth Index is formed by assigning a style composite score to all of the companies in the Russell 1000 Index, a passive index that includes the largest 1,000 companies in the U.S., as measured by market capitalization, to determine their growth or value characteristics. Approximately 70% of the stocks are placed in either a growth or value index. The remaining stocks are placed in both indices with a weight proportioned to their growth or value characteristics.

                      WILMINGTON LARGE CAP CORE PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

         ANNUAL RETURNS BEFORE TAXES FOR CALENDAR YEARS SINCE INCEPTION
                                                                   [PERCENTAGES]

1996                                                                             16.56
1997                                                                             25.13
1998                                                                             29.66
1999                                                                             22.41
2000                                                                            -11.47
2001                                                                            -17.55

                               PERFORMANCE YEARS

      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: -32.21%

     This bar chart shows changes in the performance of the Portfolio's Institutional Shares from calendar year to calendar year.

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              21.62%                            -15.28%
       (December 31, 1998)                  (March 31, 2001)

INSTITUTIONAL SHARES                                                          Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/01               1 Year      5 Years      (January 5, 1995)
-------------------------------------               ------      -------      -----------------
Large Cap Core Portfolio Return Before Taxes(1)     (17.55)%      7.88%            11.47%
Return After Taxes on Distributions(1)              (18.06)%      5.81%             9.79%
Return After Taxes on Distributions and Sale of
  Shares(1)                                         (10.35)%      6.05%             9.26%
S&P 500 Index (reflects no deductions for fees,
  expenses or taxes)(2)                             (11.89)%     10.70%            15.70%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard and Poor's Composite Index of 500 Stocks.

                      WILMINGTON SMALL CAP CORE PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio and its predecessor, the Small Cap Stock Fund, a collective investment fund. The Small Cap Stock Fund's performance has been included for the periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fees waivers). The Small Cap Stock Fund was not registered as a mutual fund under Investment Company Act of 1940, as amended ("1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"). If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

         ANNUAL RETURNS BEFORE TAXES FOR CALENDAR YEARS SINCE INCEPTION
[BAR CHART]                                                        [PERCENTAGES]

1998                                                                             -2.32
1999                                                                             21.86
2000                                                                              2.31
2001                                                                             -1.37

                               PERFORMANCE YEARS

      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: -27.18%

     This bar chart shows changes in the performance of the Portfolio's Institutional Shares from calendar year to calendar year.

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              22.89%                            -22.01%
         (March 31, 2000)                 (September 30, 2001)

INSTITUTIONAL SHARES                                               Since          Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/01              1 Year     June 29, 1998(1)     April 1, 1997
-------------------------------------              -------    ----------------    ---------------
Small Cap Core Portfolio Return Before Taxes       (1.37)%          4.21%          10.82%(3)
Return After Taxes on Distributions(2)             (1.41)%          3.37%                N/A
Return After Taxes on Distributions and Sale of
  Shares(2)                                        (0.83)%          3.32%                N/A
Russell 2000 Index (reflects no deductions for
  fees, expenses or taxes)(4)                        2.49%          3.27%              9.15%

1 For periods prior to June 29, 1998, the Portfolio's predecessor, the Small Cap
  Stock Fund, operated as a collective investment fund. As a collective investment fund, the Small Cap Stock Fund is treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

3 This performance information reflects the performance of the Portfolio and its predecessor, the Small Cap Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.

4 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged and reflects the reinvestment of dividends.

                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio and its predecessor, the International Stock Fund, a collective investment fund. The International Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect expenses, absent investment advisory fee waivers). The International Stock Fund was not registered as a mutual fund under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

     For periods prior to September 3, 2002, the information reflected in the bar chart and the performance table below illustrate the performance of Clemente Capital Inc., Invista Capital Management, LLC and Zurich Scudder Investments, Inc., the former sub-advisers to the International Multi-Manager Series, the Portfolio's master series. As of September 3, 2002, Deutsche Asset Management Inc. and Julius Baer Investment Management Inc. replaced the former sub-advisers to the Series and each is now individually responsible for the day-to-day management of the portion of the Series' assets allocated to it by Rodney Square Management Corporation, the Series' investment adviser.

           ANNUAL RETURNS BEFORE TAXES FOR THE PAST 10 CALENDAR YEARS
                                                                   [PERCENTAGES]

1992                                                                             -0.19
1993                                                                             42.64
1994                                                                             -1.36
1995                                                                              7.30
1996                                                                              8.60
1997                                                                              3.43
1998                                                                             13.48
1999                                                                             41.72
2000                                                                            -15.62
2001                                                                            -26.91

                               PERFORMANCE YEARS

      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: -22.09%

     This bar chart shows changes in the performance of the Portfolio's Institutional Shares from calendar year to calendar year.

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              30.08%                            -16.94%
       (December 31, 1999)                  (March 31, 2001)

INSTITUTIONAL SHARES                                          Since
AVERAGE ANNUAL RETURNS AS OF 12/31/01         1 Year     June 29, 1998(1)    5 Years    10 Years
-------------------------------------        --------    ----------------    -------    --------
International Multi-Manager Portfolio
  Return Before Taxes                        (26.91)%         (3.95)%        0.52%(3)   5.32%(3)
Return After Taxes on Distributions(2)       (27.12)%         (5.90)%           N/A        N/A
Return After Taxes on Distributions and
  Sale of Shares(2)                          (16.26)%         (3.22)%           N/A        N/A
MSCI EAFE Index (reflects no deductions for
  fees, expenses or taxes)(4)                (21.44)%         (3.39)%         0.89%      4.46%

1 For periods prior to June 29, 1998, the Portfolio's predecessor, the International Stock Fund, operated as a collective investment fund. As a collective investment fund, the International Stock Fund is treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

3 This performance information reflects the performance of the Portfolio and its predecessor, the International Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.

4 The MSCI EAFE Index or the Morgan Stanley Capital International Europe,
  Australasia and Far East Index is an unmanaged index comprised of stocks of approximately 1,000 companies listed on major stock exchanges in Europe, Australasia and the Far East.

                      WILMINGTON LARGE CAP VALUE PORTFOLIO

     The bar chart and performance table below illustrate the risks and volatility of an investment in the Portfolio and its predecessor, the Value Stock Fund, a collective investment fund. The Value Stock Fund's performance has been included for periods prior to June 29, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e., adjusted to reflect expenses, absent investment advisory fee waivers). The Value Stock Fund was not registered as a mutual fund under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

           ANNUAL RETURNS BEFORE TAXES FOR THE PAST 10 CALENDAR YEARS
[BAR CHART]                                                        [PERCENTAGES]

1992                                                                             13.49
1993                                                                             13.75
1994                                                                             -1.64
1995                                                                             34.38
1996                                                                             21.86
1997                                                                             24.55
1998                                                                             -2.75
1999                                                                              3.02
2000                                                                             19.15
2001                                                                             -5.14

                               PERFORMANCE YEARS

      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: -34.97%

     This bar chart shows changes in the performance of the Portfolio's Institutional Shares from calendar year to calendar year.

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              13.48%                            -16.08%
         (June 30, 1997)                  (September 30, 2001)

INSTITUTIONAL SHARES                                      Since               5            10
AVERAGE ANNUAL RETURNS AS OF 12/31/01    1 Year      June 29, 1998(1)       Years        Years
-------------------------------------    ------      ----------------      -------      --------
Large Cap Value Portfolio Return Before
  Taxes(1)                               (5.14)%           2.75%             7.12%(3)     11.36%(3)
Return After Taxes on Distributions(2)   (5.87)%           1.94%              N/A           N/A
Return After Taxes on Distributions and
  Sale of Shares(2)                      (2.75)%           1.85%              N/A           N/A
Russell 1000 Value Index (reflects no
  deductions for fees, expenses or
  taxes)(2)                              (5.59)%           3.24%            11.14%        14.16%

1 For periods prior to June 29, 1998, the Portfolio's predecessor, the Value
  Stock Fund, operated as a collective investment fund. As a collective investment fund, the Value Stock Fund is treated differently than the Portfolio for federal income tax purposes. For example, a collective investment fund does not make distributions to its investors. As a result, after-tax returns for periods prior to June 29, 1998 are not presented.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
3 This performance information reflects the performance of the Portfolio and its predecessor, the Value Stock Fund, and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio.
4 The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on market capitalization.

                       WILMINGTON MID CAP VALUE PORTFOLIO

     The Portfolio has not commenced operations as of the date of this prospectus. Accordingly, the following bar chart and performance table below illustrate the risk and volatility of an investment in the Portfolio by showing you the performance of Mid Cap Value Series, the Portfolio's master series, which has the same investment objective as the Portfolio. The master series' performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect anticipated expenses). The Series is treated differently than the Portfolio for Federal income tax purposes. Therefore, the performance information below does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio. Actual after tax-returns will depend on actual distributions that may be made by the Portfolio and your specific tax situation. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION
                                                                   [PERCENTAGES]

2000                                                                             55.55
2001                                                                             19.30

                               PERFORMANCE YEARS

      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: -19.36%

     This bar chart shows changes in the performance of the Portfolio's master series from calendar year to calendar year.

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              24.94%                            -13.25%
       (December 31, 2001)                (September 30, 2001)

                                                                            Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/01                         1 Year       (November 1, 1999)
-------------------------------------                         -------      ------------------
Mid Cap Value Series Return Before Taxes                       19.30%             41.51%
Russell Mid Cap Value Index (reflects no deductions for
  fees, expenses or taxes)(1)                                   2.33%             11.58%

1 The Russell Mid Cap Value Index is an unmanaged index that measures the performance of those Midcap companies within the Russell 1000 Value Index with lower price-to-book ratios and lower forecasted growth values.

                      WILMINGTON SMALL CAP VALUE PORTFOLIO

     The Portfolio has not commenced operations as of the date of this prospectus. Accordingly, the following bar chart and performance table below illustrates the risks and volatility of an investment in the Portfolio by showing you the performance of Small Cap Value Series, the Portfolio's master series, which has the same investment objective as the Portfolio. The master series' performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e. adjusted to reflect anticipated expenses). The Series is treated differently than the Portfolio for Federal income tax purposes. Therefore, the performance information below does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Portfolio. Actual after tax-returns will depend on actual distributions that may be made by the Portfolio and your specific tax situation. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.

               ANNUAL RETURNS FOR CALENDAR YEARS SINCE INCEPTION
                                                                   [PERCENTAGES]

2000                                                                             18.38
2001                                                                             26.44

                               PERFORMANCE YEARS

      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: -18.39%

     This bar chart shows changes in the performance of the Portfolio's master series from calendar year to calendar year.

           BEST QUARTER                      WORST QUARTER
           ------------                      -------------
              20.85%                            -15.50%
       (December 31, 2001)                (September 30, 2001)

                                                                           Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/01                         1 Year      (November 1, 1999)
-------------------------------------                         ------      ------------------
Small Cap Value Series Return Before Taxes                    26.44%            28.74%
Russell 2000 Value Index (reflects no deductions for fees,
  expenses or taxes)(1)                                       14.03%             7.56%

1 The Russell 2000 Value Index is a market weighted index composed of companies within the Russell 2000 Index that have a lower price-to-book ratio and lower forecasted growth values with market capitalizations from $50 million to $1.8 billion. The Index is unmanaged and reflects the reinvestment of dividends.

--------------------------------------------------------------------------------

FEES AND EXPENSES
--------------------------------------------------------------------------------

PLAIN TALK

                            WHAT ARE FUND EXPENSES?

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.

     The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of a Portfolio.

           SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                Institutional Shares
                                                                --------------------
Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)                                         None
Maximum deferred sales charge                                           None
Maximum sales charge imposed on reinvested dividends (and
  other distributions)                                                  None
Redemption fee(1)                                                      1.00%
Exchange fee(1)                                                        1.00%

1 Institutional Shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
                                  ASSETS)(1):

                                                                                    International
                               Large Cap          Large Cap         Small Cap       Multi-Manager
                            Growth Portfolio    Core Portfolio    Core Portfolio      Portfolio
                            ----------------    --------------    --------------    -------------
Management fees                  0.55%              0.70%             0.60%             0.65%(2)
Distribution (12b-1)
  fees                            None               None              None              None
Other expenses                   0.30%              0.30%             0.29%             0.74%
TOTAL ANNUAL OPERATING
  EXPENSES                       0.85%              1.00%             0.89%             1.39%
Waivers/reimbursements                              0.20%(3)
NET EXPENSES                                        0.80%

                                          Large Cap Value    Mid Cap Value    Small Cap Value
                                             Portfolio         Portfolio         Portfolio
                                          ---------------    -------------    ---------------
Management fees                                0.55%             0.75%             0.75%
Distribution (12b-1) fees                       None              None              None
Other expenses                                 0.38%             0.50%(4)          0.35%(4)
TOTAL ANNUAL OPERATING EXPENSES                0.93%             1.25%             1.10%

1 The table above and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.
2 The Management fee reflects a 0.15% advisory fee payable to Rodney Square
  Management Corporation and 0.50% sub-advisory fee payable to Deutsche Asset Management, Inc. and Julius Baer Investment Management, Inc. The Portfolio and the Series are responsible for paying the advisory fee to Rodney Square Management Corporation and the sub-advisory fee to the sub-advisers.
3 For Institutional Shares of the Large Cap Core Portfolio the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.80%. This waiver will remain in place until November 1, 2005 unless the Board of Trustees approves its earlier termination.
4 "Other expenses" are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------

EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in Institutional Shares of each Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time periods indicated. The example assumes that:

         --  you reinvested all dividends and other distributions;

         --  the average annual return was 5%;

         -- the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2005) are charged and remain the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES              1 Year        3 Years        5 Years        10 Years
--------------------              ------        -------        -------        --------
Large Cap Growth Portfolio         $ 87          $271           $471           $1,049
Large Cap Core Portfolio           $ 82          $255           $491           $1,167
Small Cap Core Portfolio           $ 91          $284           $493           $1,096
International Multi-Manager
  Portfolio                        $142          $440           $761           $1,669
Large Cap Value Portfolio          $ 95          $296           $515           $1,143
Mid Cap Value Portfolio            $127          $397            N/A              N/A
Small Cap Value Portfolio          $112          $350            N/A              N/A

     The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

     The WILMINGTON LARGE CAP GROWTH PORTFOLIO and the WILMINGTON SMALL CAP CORE PORTFOLIO each seek superior long-term growth of capital. The WILMINGTON LARGE CAP CORE PORTFOLIO, the WILMINGTON LARGE CAP VALUE PORTFOLIO, the WILMINGTON MID CAP VALUE PORTFOLIO and the WILMINGTON SMALL CAP VALUE PORTFOLIO each seek to achieve long-term capital appreciation. The WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO seeks superior long-term capital appreciation. The investment objectives for each Portfolio except the Large Cap Core Portfolio may not be changed without shareholder approval. There is no guarantee that a Portfolio will achieve its investment objective.

     For purposes of these investment objectives, "superior" long-term growth of capital means to exceed the long-term growth of capital from an investment in the securities comprising a Portfolio's comparative index as listed below.

Portfolio                                       Comparative Index
---------                                  ---------------------------
Large Cap Growth                           Russell 1000 Growth
Large Cap Core                             S&P 500
Small Cap Core                             Russell 2000
International Multi-Manager                MSCI EAFE
Large Cap Value                            Russell 1000 Value
Mid Cap Value                              Russell MidCap Value
Small Cap Value                            Russell 2000 Value

     For more information on the specific indices, see the Section entitled "Primary Investment Strategies."

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

PLAIN TALK

                             WHAT ARE GROWTH FUNDS?

Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.

     The WILMINGTON LARGE CAP GROWTH PORTFOLIO invests its assets in the WT Large Cap Growth Series, which, under normal market conditions, invests at least 80% of its total assets in the following equity (or related) securities:

         -- common stocks of U.S. corporations that are judged by the investment adviser to have strong growth characteristics and, with respect to at least 80% of the Series' total assets, have a market capitalization of $5 billion or higher at the time of purchase;

         -- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;

         -- options on indices of the common stock of U.S. corporations described above; and

         -- contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of U.S. corporations described above, and options upon such futures contracts.

     The Series' investment adviser, Roxbury Capital Management LLC ("Roxbury"), looks for high quality, sustainable growth stocks while paying careful attention to valuation. Research is bottom-up, emphasizing business fundamentals, including financial statement analysis and industry and competitor evaluations. The investment adviser selects stocks it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. These dominant companies are expected to generate consistent earnings growth in a variety of economic environments.

     Roxbury also seeks to provide a greater margin of safety and stability in the Series. Additionally, several valuation tools are used to avoid over-paying for growth or chasing "hot" stocks. Over time, the investment adviser believes these favorable characteristics will produce superior returns with less risk than many growth styles.

     Roxbury's research team analyzes a broad universe of over 2,000 companies. Industry specialists search for high-quality companies growing at roughly double the market's average. Approximately 150 stocks pass these initial screens and are subject to thorough research. Dominant market share, strong financials, the power to price, significant free cash flow and shareholder-oriented management are critical variables.

     Final purchase candidates are selected by the investment adviser's investment committee based on attractive risk/reward characteristics and diversification guidelines. Certain industries may be over or under-weighted by the investment adviser based upon favorable growth rates or valuation parameters.

     Roxbury attempts to maintain portfolio continuity by purchasing sustainable growth companies that are less sensitive to short-term economic trends than cyclical, low quality companies. Roxbury generally sells stocks when the risk/reward characteristics of a stock turn negative, company fundamentals deteriorate, or the stock underperforms the market or its peer group. The latter device is employed to minimize mistakes and protect capital.

     The Series combines three distinct components, each of which is intended to enhance returns and add balance.

     LARGE CAP GROWTH STOCKS (over $5 billion in total market cap)-Up to 100%, but not less than 80%, of the Series' total assets may be invested in Large Cap Growth Stocks which may have the following characteristics:

         --  Mature, predictable businesses

         --  Capital appreciation and income

         --  Highest liquidity

     MEDIUM CAP GROWTH STOCKS (between $1 and $5 billion in total market cap)-Up to 20% of the Series' total assets may be invested in Medium Cap Growth Stocks which may have the following characteristics:

         --  Superior long-term potential

         --  Strong niche or franchise

         --  Seasoned management

     SPECIAL SITUATIONS GROWTH OPPORTUNITIES-Up to 20% of the Series' total assets may be invested in Special Situations Growth Opportunities which may have the following characteristics:

         --  Stable return, independent of the market

         --  Unusually favorable risk/reward characteristics

         --  Typically involve corporate restructuring

     In order to respond to adverse market, economic, political or other conditions, the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade or higher. The result of this action may be that the Series will be unable to achieve its investment objective.

     The WILMINGTON LARGE CAP CORE PORTFOLIO invests its assets in the Large Cap Core Series, which, under normal market conditions, invests at least 80% of its total assets in the following equity (or related) securities:

         -- securities of U.S. corporations that are judged by the investment adviser to have strong growth and value characteristics;

         -- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;

         -- receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation; and

         -- cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).

     The Large Cap Core Series is a diversified portfolio of U.S. equity (or related) securities, including common stocks, preferred stocks and securities convertible into common stock of companies with market capitalizations of at least $2 billion. Dividend income is an incidental consideration compared to growth in capital in the selection of securities. The Series' investment adviser, Rodney Square Management Corporation ("RSMC"), seeks securities that possess strong growth and value characteristics based on the evaluation of the issuer's background, industry position, historical returns and the experience and qualifications of the management team. RSMC may rotate the Series' holdings among various market sectors based on economic analysis of the overall business cycle.

     As a temporary defensive investment policy, the Large Cap Core Series may, without limit, invest its assets in money market instruments and other short-term debt instruments, rated investment grade or higher at the time of purchase, and may hold a portion of its assets in cash. The result of this action may be that the Series will be unable to achieve its investment objective.

PLAIN TALK

                           WHAT ARE SMALL CAP FUNDS?

Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.

     The WILMINGTON SMALL CAP CORE PORTFOLIO invests its assets in the Small Cap Core Series, which, under normal market conditions, invests at least 80% of its total assets in the following equity (or related) securities:

         -- common stocks of U.S. corporations that are judged by the investment adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization which, at the time of purchase, is less than that of the largest stock in Russell 2000 Index;

         -- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;

         -- options on indices of the common stock of U.S. corporations described above; and

         -- contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of U.S. corporations described above, and options upon such futures contracts.

     The Small Cap Core Series is a diversified portfolio of small cap U.S. equity (or related) securities with a market capitalization which, at the time of purchase, is less than that of the largest stock in Russell 2000 Index. To achieve the Series' objective of long-term growth of capital, the Series' investment adviser employs a combined growth and value investment approach. The Series' investment adviser, RSMC, uses proprietary quantitative research techniques to find companies with long-term growth potential or that seem undervalued. After analyzing those companies, the investment adviser invests the Series' assets in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation. Securities will be sold to make room for new companies with superior growth, valuation and projected return characteristics or to preserve capital where the original assessment of the company's growth prospects was too optimistic.

     In the Series' efforts to achieve its investment objective, it seeks to outperform the Russell 2000 Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The Russell 2000 Index is a passive index of the smallest 2000 stocks in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest stocks in the U.S. as measured by market capitalization.

     As a temporary defensive investment policy, the Small Cap Core Series may invest, without limit, in money market instruments and other short-term debt instruments, rated investment grade or higher at the

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

time of purchase, and may hold a portion of its assets in cash. The result of this action may be that the Series will be unable to achieve its investment objective.

PLAIN TALK

                         WHAT ARE INTERNATIONAL FUNDS?

International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let that fund's investment adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.

     The WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO invests its assets in the International Multi-Manager Series. The International Multi-Manager Series is a diversified portfolio of equity securities (including convertible securities) of foreign issuers. Foreign issuers are those issuers which (1) are organized under the laws of a non-U.S. country or (2) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed in a non-U.S. country or (3) has at least 50% of its assets situated in a non-U.S. country. Under normal market conditions, the International Multi-Manager Series invests at least 85% of its total assets in the following equity (or related) securities:

         --  common stocks of foreign issuers;

         -- preferred stocks and/or debt securities that are convertible securities of foreign issuers;

         -- receipts or American Depositary Receipts (ADRs), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities of a foreign issuer; and

         -- open-end or closed-end investment companies (including exchange traded funds) that primarily invest in the equity securities of issuers in countries where it is impossible or impractical to invest directly.

     Although the Series maintains liquidity reserves (i.e. cash awaiting investment or held to meet redemption requests), the Series may expose these reserves to the performance of one ore more equity markets, usually by use of stock index futures contracts and options on such futures contracts, as well as exchange traded and over-the-counter options, equity index swaps and forward currency contracts to attempt to hedge actual or anticipated investment securities positions. As part of its overall strategy, the Series may purchase or sell foreign exchange and depository receipts. In addition, the Series may capture arbitrage and take advantage of price anomalies by entering into transactions such as short sells and acquiring securities through initial public offerings. Arbitrage is the practice of profiting from differences in the price of a security when the same security is traded on two or more markets.

     The Series' investment adviser, RSMC, may retain sub-advisers to manage the Series' assets, and has discretion to allocate the Series' assets among such sub-advisers. Currently, RSMC has retained Deutsche Asset Management, Inc. ("DAMI") and Julius Baer Investment Management Inc. ("JBIMI") to manage the Series' assets. An overview of each sub-adviser's investment approach and strategy is as follows.

     DAMI's Enhanced MSCI EAFE Index strategy (the "Enhanced EAFE Strategy") continuously applies research, on a broad series of securities, to identify and exploit market imperfections and inefficiencies. The strategy includes diversified exposure to market inefficiencies, minimizing the risk that results from overexposure to unknown or uncertain information. DAMI conducts ongoing analysis to refine its process which emphasizes portfolio construction, employing a range of screens that identify securities carrying exploitable price inefficiencies. Vigorous research, efficient execution and disciplined risk control are the key tenets of DAMI's approach to enhanced index performance. DAMI believes that within a quantitative framework careful stock selection can lead to consistent outperformance when implemented with a disciplined portfolio construction methodology.

     DAMI utilizes a three-step investment process in managing its Enhanced EAFE Strategy. The first step is to determine the optimal instruments (stocks, swaps or futures) for country exposure. The second step is to determine the over and underweight of a security using quantitative and event driven screens based on pricing anomalies. The third step is to continuously evaluate the portfolio to ensure benchmark-like country, industry, currency, and risk characteristics.

     Consistent with the Series' investment objective, DAMI will seek to provide investment results that exceed the overall performance of the MSCI EAFE Index. To this end, DAMI seeks investments in securities of foreign issuers. In addition, DAMI will seek investments in options, futures, forward contracts and other derivative instruments, such as swap agreements, to enhance performance and to hedge the Series' assets.

     JBIMI employs a "core" approach to the management of international equities. As such, its strategy invests in both "growth" and "value" companies. The flexibility to tilt the portfolio toward either growth or value sectors based upon an assessment of where real value resides provides JBIMI with one means of potentially generating out-performance. JBIMI believes in well-diversified, international equity portfolios, typically investing in between 120-200 individual companies.

     JBIMI utilizes different investment tactics for different markets. Specifically, within the developed world sector and individual company factors (bottom-up factors) dominate. In the emerging markets, country selection factors based upon macro-economic and political factors (top-down factors) dominate. Finally, in Japan, JBIMI employs a "hybrid" approach employing both top-down and bottom-up approaches. JBIMI will invest in large, mid and smaller companies, but prefers the larger, more liquid issues unless the smaller firms offer a significant advantage in expected future return.

     JBIMI recognizes that quantity of information is not an issue. Information is abundant. The challenge is to use information to make timely, effective decisions. The process begins by 1) a prioritization of analysis- always dealing with the most important issues first, and 2) insight-identifying the critical variables impacting an investment decision. Often, JBIMI seeks companies where there is a catalyst for change, which could include management changes, product developments, regulatory changes, political events and other factors.

     The Series' multi-manager arrangement is expected to reduce volatility by utilizing multiple investment approaches, a strategy used by many institutional investors. For example, a particular investment approach used by a sub-adviser may be more successful in a bear (falling) market, while another investment approach used by a different sub-adviser may be more successful in a bull (rising) market. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has different investment approaches, the performance of one sub-adviser is expected to offset the impact of another sub-adviser's poor performance, regardless of the market cycle. Unfortunately, this also works the opposite way. The successful performance of a sub-adviser will be diminished by the less successful performance of the other sub-adviser. There can be no guarantee that the expected advantage of the multiple adviser technique will be achieved.

     As a temporary defensive investment policy, the Series may, without limit, invest its assets in money market instruments and other short-term debt instruments, rated investment grade or higher at the time of purchase, and may hold a portion of its assets in cash. The result of this action may be that the Series will be unable to achieve its investment objective.

PLAIN TALK

                             WHAT ARE VALUE FUNDS?

Value funds invest in the common stock of companies that are considered by the investment adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.

     The VALUE PORTFOLIOS: Through their investment in a corresponding Series, the WILMINGTON LARGE CAP VALUE, WILMINGTON MID CAP VALUE and WILMINGTON SMALL CAP VALUE PORTFOLIOS seek to invest in stocks that are less expensive than comparable companies, as determined by price-to-earnings ratios, cash flows or other measures. Value investing therefore may reduce risk while offering potential for capital appreciation as a stock gains favor among other investors and its price rises.

     The Series are managed by Cramer Rosenthal McGlynn LLC ("CRM") who relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The investment adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow a company and recommend its purchase or sale to investors.

     CRM starts by identifying early changes in a company's operations, finances or management. CRM is attracted to companies which will look different tomorrow-operationally, financially, managerially-when compared to yesterday. This type of dynamic change often creates confusion and misunderstandings and may lead to a drop in a company's stock price. Examples of change include mergers, acquisitions, divestitures, restructurings, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the investment adviser evaluates the company on several levels. It analyzes:

         --  Financial models based principally upon projected cash flows;

         -- The price of a company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company;

         --  The extent of management's ownership interest in a company; and

         -- A company's market by corroborating its observations and assumptions by meeting with management, customers and suppliers

     CRM also evaluates the degree of recognition of the business by the investors by monitoring the number of sell side analysts who closely follow a company and the nature of the shareholder base. Before deciding to purchase a stock, the investment adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

     The identification of change comes from a variety of sources including the private capital network which CRM has established among its clients, historical investments and intermediaries. The investment adviser also makes extensive use of clipping services and regional brokers and bankers to identify elements of change. The members of CRM's portfolio management team regularly meet companies around the country and sponsor more than 200 company/management meetings in its New York office.

     By reviewing historical relationships and understanding the characteristics of a business, CRM establishes valuation parameters using relative ratios or target prices. In its overall assessment, CRM seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24 month holding period.

     An important function of the investment adviser is to set a price target at which the stock will be sold when there has been no fundamental change in the investment case. In setting a target price for a stock, the investment adviser considers appreciation potential relative to risk over a two year period. The investment adviser constantly monitors the companies held by the Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the investment adviser's portfolio management team. A final decision on selling the stock is made after all such factors are analyzed.

     The WILMINGTON LARGE CAP VALUE PORTFOLIO invests its assets in the Large Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

         -- common stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $10 billion or higher ("large cap company") at the time of purchase;

         -- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of large cap companies;

         --  options on indices of the common stock of large cap companies; and

         -- contracts for either the future delivery, or payment in respect of the future market value, of certain indices of the common stock of large cap companies, and options upon such futures contracts.

     The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

     The Large Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of large cap companies that are deemed by CRM to be undervalued as compared to the company's profitability potential. Effective January 1, 2003, the Series will consider a company to be a large cap company if such company has a market capitalization, at the time of purchase, equal to at least that of the smallest company in the top 40% of the Russell 1000 Value Index. The capitalization of companies that make up the Russell 1000 Value Index will change due to changes in the market. As a result, the capitalization of large cap companies in which the Series will invest will also change. As of September 30, 2002, the market capitalization of the smallest company in the top 40% of the Russell 1000 Value Index is $2.3 billion and the market capitalization of the largest company in such index is $216.3 billion.

     The WILMINGTON MID CAP VALUE PORTFOLIO invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

         -- common and preferred stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization between $1 and $10 billion ("mid cap company") at the time of purchase;

         -- securities convertible (such as convertible preferred stock and convertible bonds) into the common stock of mid cap companies; and

         --  warrants.

     The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

     The Mid Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of mid cap companies that are deemed by CRM to be undervalued as compared to the company's profitability potential. Effective January 1, 2003, the Series will consider an issuer to be a mid cap company if such company has a market capitalization, at the time of purchase, between the capitalization of the smallest and largest company in the Russell MidCap Value Index. The capitalization of companies that make up the Russell Midcap Value Index will change due to changes in the economic market. As a result, the capitalization of mid cap companies in which the Series will invest will also change. As of September 30, 2002, the capitalization of companies that make up the Russell Midcap Value Index is between $201 million and $10.2 billion.

     The WILMINGTON SMALL CAP VALUE PORTFOLIO invests its assets in the Small Cap Value Series, which, under normal conditions, invests at least 80% of its total assets in the following equity (or related) securities:

         -- common and preferred stocks of U.S. corporations that are judged by the investment adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $1 billion or less ("small cap company") at the time of purchase;

         -- securities convertible (such as convertible preferred stock and convertible bonds) into the common stock of small cap companies; and

         --  warrants.

     The Series may, without limit, invest in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

     The Small Cap Value Series is a diversified portfolio of U.S. equity (or related) securities of small cap companies that are deemed by the investment adviser to be undervalued as compared to the company's profitability potential. Effective January 1, 2003, the Series will consider a company to be a small cap company if such company has a market capitalization, at the time of purchase, less than the capitalization of the largest stock in the Russell 2000 Value Index. The capitalization of companies that make up the Russell 2000 Value Index will change due to changes in the market. As a result, the capitalization of small cap companies in which the Series will invest will also change. As of September 30, 2002, the capitalization of the largest stock in the Russell 2000 Value Index is less than $1.7 billion.

     ALL SERIES: The frequency of portfolio transactions and a Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive a larger capital gain distribution. Under normal market conditions, the Series turnover rate is expected to be less than 100% for each of the Series.

     Each Series also may use other strategies and engage in other investment practices, which are more fully described in our Statement of Additional Information.

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ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our Statement of Additional Information:

         -- CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of the International Multi-Manager Portfolio. (International Multi-Manager Portfolio)

         -- DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may be committed or exposed to derivative strategies.

         -- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets. (International Multi-Manager Portfolio and the Large Cap Core Portfolio)

         -- GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole. (Large Cap Growth, Large Cap Core and Small Cap Core Portfolios)

         -- IPO RISK: The Series may invest in common and preferred stock of issuers and it may acquire such securities in an initial public offering (IPO). Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Series may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a small component of the Series' portfolio as the Series' assets increase (and thus have a more limited effect on the Portfolio performance). (International Multi-Manager Portfolio)

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares in a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest, and, therefore, could have effective voting control over the operation of a master fund.

         -- MULTI-MANAGER RISK: The investment styles employed by the sub-advisers may not be complementary The interplay of the various strategies employed by the sub-advisers may result in the Portfolio indirectly holding a concentration in certain types of securities, industries or sectors. This concentration may be detrimental to the Portfolio's performance depending upon the performance of those securities and the overall economic environment. The multi-manager approach could result in a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Portfolio's realization of capital gains. (International Multi-Manager Portfolio)

         -- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         -- SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Small Cap Core and Small Cap Value Portfolios)

         -- VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

         -- VALUE INVESTING RISK: The risk that a Series' investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated. (Large Cap Value, Mid Cap Value, Small Cap Value and Small Cap Core Portfolios).

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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights tables are intended to help you understand each Portfolio's financial performance for the past 5 years or since its inception, if shorter. Certain information reflects financial results for a single Institutional Share of a Portfolio. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights (except those of the Large Cap Core Portfolio for the fiscal year ended June 30, 1998 which were audited by other auditors) have been audited by Ernst & Young LLP, whose report, along with each Portfolio's financial statements, is included in the Institutional Shares' Annual Report, which is available without charge upon request.

                                                                                             For the Fiscal
                                         For the Fiscal Years Ended      For the Period       Years Ended
                                                  June 30,              January 1, 1999       December 31,
                                       ------------------------------   through June 30,   ------------------
LARGE CAP GROWTH PORTFOLIO --            2002       2001     2000(4)+        1999+         1998(1)+    1997+
INSTITUTIONAL SHARES                   --------   --------   --------   ----------------   --------   -------
NET ASSET VALUE -- BEGINNING OF
  PERIOD.............................  $  12.69   $  33.39   $  25.76       $  23.59       $  21.37   $ 19.22
                                       --------   --------   --------       --------       --------   -------
INVESTMENT OPERATIONS:
  Net investment loss(2).............        --(5)    (0.08)    (0.14)         (0.02)         (0.01)   (0.19)
  Net realized and unrealized gain
    (loss) on investments............    (3.99)     (10.61)      8.70           2.19           5.02      5.44
                                       --------   --------   --------       --------       --------   -------
    Total from investment
    operations.......................    (3.99)     (10.69)      8.56           2.17           5.01      5.25
                                       --------   --------   --------       --------       --------   -------
DISTRIBUTIONS:
  From net realized gain.............        --     (10.01)     (0.93)             -          (2.79)   (3.10)
                                       --------   --------   --------       --------       --------   -------
NET ASSET VALUE -- END OF PERIOD.....  $   8.70   $  12.69   $  33.39       $  25.76       $  23.59   $ 21.37
                                       ========   ========   ========       ========       ========   =======
TOTAL RETURN.........................  (31.44)%   (39.41)%     33.27%          9.20%**       23.58%    27.50%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense limitations....     0.85%      0.76%      0.75%          0.75%*         0.80%     1.38%
    Excluding expense limitations....     0.85%      0.79%      0.77%          0.80%*         0.92%       N/A
  Net investment loss................   (0.04)%    (0.37)%    (0.45)%        (0.14)%*       (0.08)%   (0.86)%
Portfolio turnover...................       75%        78%       111%            16%            52%       28%
Net assets at end of period (000
  omitted)...........................  $ 76,892   $158,318   $277,290       $222,538       $223,151   $91,445

*    Annualized.
**   Not annualized.
(1)  Effective February 23, 1998, Wilmington Trust Company
     assumed the responsibility of Adviser to the Large Cap
     Growth Portfolio.
(2)  The net investment loss per share was calculated using
     average shares outstanding method.
(3)  Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT
     Investment Trust I -- WT Large Cap Growth Series (the
     "Series") and the portfolio turnover reflects the investment activity of the Series.
(4)  Effective November 1, 1999, Roxbury Capital Management, LLC,
     assumed the responsibility of Adviser to the Series.
(5)  Less than $0.01 per share.
(+)  Effective November 1, 1999, the Rodney Square Large Cap
     Growth Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Growth Portfolio. The financial
     highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

                                                   For the Fiscal Years Ended June 30,
                                        ----------------------------------------------------------
                                          2002         2001         2000        1999        1998
                                        ---------    ---------    --------    --------    --------
LARGE CAP CORE PORTFOLIO-INSTITUTIONAL
  SHARES
NET ASSET VALUE-BEGINNING OF YEAR.....  $   18.17    $   24.03    $  22.50    $  18.72    $  20.56
                                        ---------    ---------    --------    --------    --------
INVESTMENT OPERATIONS:
  Net investment income...............       0.11         0.08        0.10        0.12        0.16
  Net realized and unrealized gain
    (loss) on investments.............     (4.15)       (5.15)        1.83        4.14        4.52
                                        ---------    ---------    --------    --------    --------
    Total from investment
       operations.....................     (4.04)       (5.07)        1.93        4.26        4.68
                                        ---------    ---------    --------    --------    --------
DISTRIBUTIONS:
  From net investment income..........     (0.08)       (0.04)      (0.12)      (0.14)      (0.16)
  From net realized gain..............     (0.37)       (0.75)      (0.28)      (0.34)      (6.36)
                                        ---------    ---------    --------    --------    --------
    Total distributions...............     (0.45)       (0.79)      (0.40)      (0.48)      (6.52)
                                        ---------    ---------    --------    --------    --------
NET ASSET VALUE-END OF YEAR...........  $   13.68    $   18.17    $  24.03    $  22.50    $  18.72
                                        =========    =========    ========    ========    ========
TOTAL RETURN..........................   (22.66)%     (21.50)%       8.57%      23.25%      29.09%
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(1)
  Expenses:
    Including expense limitations.....      0.80%        0.80%       0.80%       0.80%       0.80%
    Excluding expense limitations.....      1.00%        0.98%       0.94%       0.91%       0.93%
  Net investment income...............      0.64%        0.39%       0.40%       0.65%       0.81%
Portfolio turnover rate...............        68%          72%         12%          5%         93%
Net assets at end of period (000
  omitted)............................  $  80,831    $ 108,061    $127,812    $139,228    $110,052

1 The expense and net investment income ratios include expenses allocated from the WT Investment Trust I-Large Cap Core Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

                                                                                            For the Period
                                           For the Fiscal Years          For the Period    June 29, 1998(1)
                                              Ended June 30,            January 1, 1999        through
                                     --------------------------------   Through June 30,     December 31,
                                       2002        2001       2000+          1999+              1998+
                                     ---------   ---------   --------   ----------------   ----------------
SMALL CAP CORE
  PORTFOLIO-INSTITUTIONAL SHARES
NET ASSET VALUE-BEGINNING OF
  PERIOD...........................  $   10.63   $   12.97   $   9.51       $  9.36            $   10.00
                                     ---------   ---------   --------       -------            ---------
INVESTMENT OPERATIONS:
  Net investment income (loss).....          -(3,4)      0.16     -(3)         0.02                 0.02
  Net realized and unrealized gain
    (loss) on investments..........     (1.47)      (1.14)       3.50          0.13               (0.62)
                                     ---------   ---------   --------       -------            ---------
    Total from investment
      operations...................     (1.47)      (0.98)       3.50          0.15               (0.60)
                                     ---------   ---------   --------       -------            ---------
DISTRIBUTIONS:
  From net investment income.......     (0.01)      (0.01)     (0.02)            --               (0.02)
  From net realized gain...........          -      (1.21)     (0.02)             -                    -
  In excess of net realized gain...          -      (0.14)          -             -               (0.02)
                                     ---------   ---------   --------       -------            ---------
    Total distributions............     (0.01)      (1.36)     (0.04)             -               (0.04)
                                     ---------   ---------   --------       -------            ---------
NET ASSET VALUE-END OF PERIOD......  $    9.15   $   10.63   $  12.97       $  9.51            $    9.36
                                     =========   =========   ========       =======            =========
TOTAL RETURN.......................   (13.84)%     (6.88)%     36.93%         1.60%**            (6.03)%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense
      limitations..................      0.89%       0.83%      0.80%         0.80%*               0.80%*
    Excluding expense
      limitations..................      0.89%       0.90%      0.91%         0.90%*               0.95%*
  Net investment income (loss).....    (0.03)%       0.15%      0.02%         0.39%*               0.45%*
Portfolio turnover rate............        44%         53%        47%            7%                  10%
Net assets at end of period (000
  omitted).........................  $ 106,915   $ 136,236   $103,456       $76,316            $  82,156

*  Annualized.
** Not annualized.
1  Commencement of operations.
2 Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I-Small Cap Core Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
3  Less than $0.01 per share.
4 The net investment loss per share was calculated using the average shares outstanding method.
+ Effective November 1, 1999, the Rodney Square Small Cap Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Small Cap Core Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

                                                                                             For the Period
                                             For the Fiscal Years         For the Period    June 29, 1998(1)
                                                Ended June 30,           January 1, 1999        through
                                        ------------------------------   Through June 30,     December 31,
                                          2002       2001     2000(3)+        1999+              1998+
                                        --------   --------   --------   ----------------   ----------------
INTERNATIONAL MULTI-MANAGER
  PORTFOLIO-INSTITUTIONAL SHARES
NET ASSET VALUE-BEGINNING OF PERIOD...  $   7.43   $  12.48   $ 10.03        $  9.82            $  10.00
                                        --------   --------   -------        -------            --------
INVESTMENT OPERATIONS:
  Net investment income(2)............      0.01       0.05      0.08           0.06                0.02
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency..........................    (1.07)     (3.19)      3.09           0.26              (0.09)
                                        --------   --------   -------        -------            --------
    Total from investment
      operations......................    (1.06)     (3.14)      3.17           0.32              (0.07)
                                        --------   --------   -------        -------            --------
DISTRIBUTIONS:
  From net investment income..........    (0.02)     (0.06)    (0.06)              -                   -
  From net realized gain..............    (0.06)     (1.85)    (0.66)         (0.11)              (0.11)
                                        --------   --------   -------        -------            --------
    Total distributions...............    (0.08)     (1.91)    (0.72)         (0.11)              (0.11)
                                        --------   --------   -------        -------            --------
NET ASSET VALUE-END OF PERIOD.........  $   6.29   $   7.43   $ 12.48        $ 10.03            $   9.82
                                        ========   ========   =======        =======            ========
TOTAL RETURN..........................  (14.30)%   (27.55)%    31.52%          3.29%**           (0.70)%**
RATIOS (TO AVERAGE NET ASSETS)/
  SUPPLEMENTAL DATA:(3)
  Expenses:
    Including expense limitations.....     1.37%      1.07%     1.00%          1.00%*              1.00%*
    Excluding expense limitations.....     1.39%      1.29%     1.21%          1.19%*              1.10%*
  Net investment income...............     0.21%      0.55%     0.66%          1.86%*              0.46%*
Portfolio turnover rate...............       91%        86%       78%            33%                 28%
Net assets at end of period (000
  omitted)............................  $ 61,660   $ 76,511   $84,078        $69,401            $ 73,784

*  Annualized.
** Not annualized.
1  Commencement of operations.
2 The net investment income per share was calculated using the average shares outstanding method.
3 Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I-International Multi-Manager Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
+ Effective November 1, 1999, the Rodney Square International Equity Portfolio ("Rodney Square Portfolio") was merged into the Wilmington International Multi-Manager Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

                                                                                              For the Period
                                               For the Fiscal Years        For the Period    June 29, 1998(1)
                                                  Ended June 30,          January 1, 1999        through
                                           ----------------------------       Through          December 31,
                                            2002      2001     2000(3)+    June 30, 1999+         1998+
                                           -------   -------   --------   ----------------   ----------------
LARGE CAP VALUE PORTFOLIO-INSTITUTIONAL
  SHARES
NET ASSET VALUE-BEGINNING OF PERIOD......  $ 11.13   $ 10.25   $  9.82        $  9.30             $ 10.00
                                           -------   -------   -------        -------             -------
INVESTMENT OPERATIONS:
  Net investment income..................     0.07      0.09      0.13           0.10                0.10
  Net realized and unrealized gain (loss)
    on investments.......................    (2.68)     0.86      0.50           0.42               (0.58)
                                           -------   -------   -------        -------             -------
    Total from investment operations.....    (2.61)     0.95      0.63           0.52               (0.48)
                                           -------   -------   -------        -------             -------
DISTRIBUTIONS:
  From net investment income.............    (0.09)    (0.07)    (0.20)             -               (0.10)
  From net realized gain.................    (0.23)        -         -              -                   -
  In excess of net realized gain.........        -         -         -              -               (0.12)
                                           -------   -------   -------        -------             -------
    Total distributions..................    (0.32)    (0.07)    (0.20)             -               (0.22)
                                           -------   -------   -------        -------             -------
NET ASSET VALUE-END OF PERIOD............  $  8.20   $ 11.13   $ 10.25        $  9.82             $  9.30
                                           =======   =======   =======        =======             =======
TOTAL RETURN.............................   (24.02)%   9.33%     6.61%          5.59%**             (4.79)%**
RATIOS (TO AVERAGE NET
  ASSETS)/SUPPLEMENTAL DATA:(2)
  Expenses:
    Including expense limitations........    0.92%     0.77%     0.75%          0.75%*              0.75%*
    Excluding expense limitations........    0.93%     0.91%     0.97%          0.84%*              0.88%*
  Net investment income..................    0.66%     0.96%     1.06%          1.92%*              2.07%*
Portfolio turnover rate..................     100%      109%      136%            25%                 37%
Net assets at end of period (000
  omitted)...............................  $52,064   $82,312   $64,272        $79,060             $93,780

*  Annualized.
** Not annualized.
1  Commencement of operations.
2 Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I-Large Cap Value Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
3 Effective November 1, 1999, Cramer Rosenthal McGlynn, LLC, assumed the responsibility of Adviser to the Large Cap Value Series.
+ Effective November 1, 1999, the Rodney Square Large Cap Value Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Large Cap Value Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.

                          MANAGEMENT OF THE PORTFOLIOS

     The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolios and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Portfolio and its shareholders.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.

     Rodney Square Management Corporation ("RSMC"), the investment adviser for the Large Cap Core Series, the Small Cap Core Series and the International Multi-Manager Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of these Series in accordance with their respective investment objectives, policies and limitations. For the International Multi-Manager Series, RSMC allocates the Series' assets among the sub-advisers and then oversees their investment activities. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2002, RSMC had $5.4 billion assets under management.

     As of September 3, 2002, the International Multi-Manager Series pays RSMC a monthly advisory fee at the annual rate of 0.15% of the Series' average daily net assets. In addition, the Series will be directly responsible for paying Julius Baer Investment Management Inc. a monthly sub-advisory fee at the annual rate of 0.50% of the Series' average daily net assets under its management. The Series will also pay Deutsche Asset Management, Inc. ("DAMI") a monthly sub-advisory fee at the annual rate of 0.50% of the Series' average daily net assets under its management. Once the net assets under DAMI's management reaches $50 million, the annual rate of its sub-advisory fee will be reduced to 0.35%. Regardless of the amount paid to a specific sub-adviser, the Series will bear, in the aggregate, a maximum rate of 0.65% in management fees.

     For the twelve months ended June 30, 2002, RSMC received the following advisory fees (after fee waivers) as a percentage of each Series' average daily net assets:

Large Cap Core Series                                           0.66%
Small Cap Core Series                                           0.60%
International Multi-Manager Series                              0.65%

     CRAMER ROSENTHAL MCGLYNN LLC ("CRM"), 707 Westchester Avenue, White Plains, New York 10604, serves as the investment adviser to the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series. CRM and its predecessors have managed equity investments including a mutual fund, for more than twenty-five years. As of September 30, 2002, CRM had over $3.9 billion of assets under management.

     For the twelve months ended June 30, 2002, CRM received advisory fees of 0.55% for the Large Cap Value Series, 0.75% for Mid Cap Value Series and 0.75% for Small Cap Value Series, as a percentage of each Series' average daily net assets.

     Roxbury Capital Management, LLC ("Roxbury"), 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, serves as the investment adviser for the WT Large Cap Growth Series. Roxbury is engaged in a variety of investment advisory activities including the management of separate accounts and, as of September 30, 2002, had assets under management of approximately $3.8 billion.

     For the twelve months ended June 30, 2002, Roxbury received advisory fees of 0.55% of the Series' average daily net assets.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

     E. MATTHEW BROWN, Vice President of RSMC, is responsible for the management process of the Large Cap Core and Small Cap Core Series. Mr. Brown has been affiliated with RSMC and its affiliates since October of 1996. From 1993 through 1996, he served as Chief Investment Officer of PNC Bank, Delaware.

     RAFAEL E. TAMARGO, Vice President of RSMC, is responsible for the day-to-day management of the Large Cap Core Series. Mr. Tamargo has been affiliated with RSMC and its affiliates since 1996. Prior to 1996, Mr. Tamargo was employed by U.S. Trust as an Equities Analyst.

     THOMAS P. NEALE, CFA, Vice President of RSMC, is responsible for the management of the Small Cap Core Series. Mr. Neale has been affiliated with RSMC and its affiliates since 1986. Mr. Neale specializes in managing taxable accounts for Delaware holding companies and has equity research responsibilities following the insurance and brokerage industries.

     ROBERT J. CHRISTIAN, Director and President of RSMC, is responsible for the management process of the International Multi-Manager Series. Mr. Christian has been a Director of RSMC since February 1996. From 1994 to 1996, he was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. He was also the Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996 and a Director of Provident Capital Management from 1993 to 1996.

     SEBASTIANO MANCARELLA, Assistant Vice President of RSMC, is primarily responsible for monitoring the day-to-day investment activities of the sub-advisers to the International Multi-Manager Series. He has been with RSMC and/or its affiliate since July 1997. From 1991 to 1997 he was a portfolio manager in the personal trust area of First Union National Bank.

     The day-to-day management of the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series is shared by a team of individuals employed by CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of each Series. In addition, Jay B. Abramson is the leader of the team responsible for the management of the Mid Cap Value Series, and James
P. Stoeffel and Terry Lally are the leaders of the team responsible for the management of the Small Cap Value Series. Kevin M. Chin, Adam L. Starr and David
A. Tillson are leaders of the team responsible for the management of the Large Cap Value Series. Carl Brown, Todd Denker, Brendan Hartman, and Michael Caputo assist each team leader in the day-to-day management of the Series. Each portfolio manager's business experience and educational background is as follows:

     RONALD H. MCGLYNN is a Co-founder, Chief Executive Officer and President of CRM and has over 34 years of investment experience. Prior to co-founding CRM in 1973, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an M.B.A. from Columbia University.

     JAY B. ABRAMSON, CPA, Executive Vice President of CRM. Mr. Abramson joined CRM in 1985 and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

     JAMES P. STOEFFEL, CPA joined CRM as a Vice President in March 2001 and is responsible for portfolio management and investment research. Prior to joining CRM, Mr. Stoeffel was the Director of Research at Palisade Capital Management from March 1999 to March 2001. His other work experiences are Vice President in the Emerging Growth Stocks Research Group at Salomon Smith Barney from March 1993 to March 1999. He served as a Senior Financial Analyst/Assistant Treasurer with Ticor Title Insurance Co., and as an auditor. Mr. Stoeffel earned a B.A. from Washington & Lee University and a M.B.A. from New York University's Stern School of Business and is a Certified Public Accountant.

     TERRY LALLY, CFA is a Vice President of CRM and joined the firm in 2000. He is responsible for investment research. Prior to joining CRM, Mr. Lally worked nine years at The Prudential in US small cap and emerging market equity analysis, corporate finance, and equity trading. Mr. Lally earned a B.B.A. from the University of Notre Dame in 1989, an M.B.A. from Harvard University in 1995, and is a Chartered Financial Analyst.

     KEVIN M. CHIN is a Vice President of CRM. Mr. Chin joined the firm in 1989 and is responsible for investment research. Prior to joining CRM, Mr. Chin was a Financial Analyst for the Mergers and Acquisitions Department of Morgan Stanley and a Risk Arbitrageur with The First Boston Corporation. He received a B.S. from Columbia University School of Engineering & Applied Science.

     ADAM L. STARR is a Vice President of CRM. Mr. Starr joined CRM in 1999 and is responsible for portfolio management and research. Prior to CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC from 1992 to 1999. Previously, he was an Analyst and Portfolio Manager at Charter Oak Partners from 1990 to 1992 and First Manhattan Company. Mr. Starr earned a B.A. from Clark University and an M.B.A. from Columbia University.

     DAVID A. TILLSON, CFA is a Senior Vice President at CRM. He joined CRM in October 2002 and is responsible for portfolio management. Prior to joining CRM, he was a Managing Director at U.S. Trust Company from 1993 to 2002. David received his B.A. from Brown University and his M.B.A. from New York University. He is a member of the New York Society of Security and Analysts and the Association for Investment Management and Research.

     CARL D. BROWN joined CRM in April 1999 and is a Research Analyst. Prior to joining CRM, Mr. Brown was a Tax Consultant and CPA at KPMG Peat Marwick from 1994 to April 1999. He earned a B.A. from the University of Pennsylvania in 1994 and an M.B.A. from New York University's Stern School of Business in 1996.

     TODD R. DENKER, CFA joined CRM as a Research Analyst in January 2001. Prior to joining the firm, Mr. Denker was an Equity Research Analyst at CIBC World Markets from 1997 to January 2001. He received a B.S. from the State University of New York at Albany in 1993, an M.B.A. from New York University's Stern School of Business in 1998, and is a Chartered Financial Analyst.

     BRENDAN J. HARTMAN joined CRM in March 2001 as a Research Analyst. Prior to joining CRM, Mr. Hartman was a Research Analyst at Donaldson, Lufkin & Jenrette from October 1997 to February 2001 and at Salomon Brothers from June 1996 to October 1997. His other work experience includes Latin American Telecom Analyst at Smith New Court and Latin American Telecom & Latin American Metal & Mining Analyst at HSBC/James Capel from 1995 to 1996. He earned a B.A. from Lehigh University in 1990 and an M.B.A. from New York University's Stern School of Business in 1996.

     MICHAEL J. CAPUTO, joined Cramer Rosenthal McGlynn, LLC as a Research Analyst in August 2002. Prior to joining CRM, he was a Vice President in Corporate Finance at Morgan Stanley from March 2000 to August 2002. Previously he worked in Corporate Finance at Lehman Brothers from August 1998 to March 2000 and also at Dillon Reed from August 1996 to August 1998. Mr. Caputo earned a B.A. from the University of Notre Dame and an M.B.A. from the Wharton School.

     The day-to-day management of the WT Large Cap Growth Series is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team.

--------------------------------------------------------------------------------

SUB-ADVISERS
--------------------------------------------------------------------------------

     The International Multi-Manager Series has two sub-advisers: Deutsche Asset Management, Inc. ("DAMI") and Julius Baer Investment Management, Inc. ("JBIMI").

     DAMI, a registered investment adviser organized in 1985, is located at 345 Park Avenue, New York, NY 10154. DAMI is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank provides a full range of international investment advisory services to institutional and retail clients, and as of June 30, 2002 had approximately $800 billion of assets under management. DAMI's portfolio management team in respect of the International Multi-Manager Series consists of Peter Kuntz, Vivek Arora, Takis Christias, Steven Santiccioli and Steven Wetter.

     PETER KUNTZ is a Managing Director of DAMI and is the head of its International Equity Index Funds. He is responsible for research and developing international passive equity strategies and is the senior portfolio manager for DB Absolute Return Strategies. Mr. Kuntz joined DAMI in 1980 and was formerly involved in the company's performance measurement analysis and sales groups. Mr. Kuntz holds a BA from Rutgers College and an MBA from New York University Stern School of Business.

     VIVEK ARORA is an Assistant Vice President of DAMI and is a junior portfolio manager and quantitative analyst for its International Equity Index Funds. Mr. Arora joined DAMI in 2000 after spending five years at Goldman Sachs & Co. as a senior technology associate. Mr. Arora has a BS from the University of Houston, an MS from Stevens Institute of Technology and an MBA from New York University Stern School of Business.

     TAKIS CHRISTIAS is an Assistant Vice President of DAMI and is a portfolio manager for its International Equity Index Funds. Mr. Christias joined DAMI in 2002 after five years of experience as a quantitative analyst for interest-rate derivatives trading at Morgan Stanley & Co. and as a trader in international equities and foreign exchange at Morgan Stanley Asset Management. Mr. Christias has a BSc in electrical engineering from University of Patras, Greece, MSc in electrical and computer engineering, an MSc in applied mathematics and an MBA from the University of Massachusetts.

     STEVEN SANTICCIOLI is an Assistant Vice President of DAMI and is a portfolio manager for its International Equity Index Funds. Mr. Santiccioli is also responsible for the accounting, performance measurement and investment desk support for DAMI's International Equity Index team. Mr. Santiccioli joined DAMI in 1993, formerly serving as the head of the accounting group for its international index portfolios. Mr. Santiccioli holds a BA from Bucknell University and an MBA from Fordham University.

     STEVEN WETTER is a Director of DAMI and is a portfolio manager for its International Equity Index Funds and passive currency hedge accounts. Mr. Wetter is responsible for DAMI's equity and currency trading. He joined DAMI in 1992 after five years of experience in the international group at Scudder, Stevens & Clark. Mr. Wetter holds BA from the University of California at Berkeley and an MBA from New York University Stern School of Business.

     JBIMI, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser and a wholly-owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at the same address, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland. As of December 31, 2001, JBIMI had assets under management of approximately $7.6 billion. Richard C. Pell and Rudolph Riad Younes are members of JBIMI's portfolio management team that are responsible for the management of the International Multi-Manager Series.

     RUDOLPH RIAD YOUNES, CFA is a Senior Vice President and the Head of International Equities of JBIMI. Mr. Younes joined the Julius Baer Group in 1993 and specializes in international equity and emerging market investments. Mr. Younes is also responsible for managing the international equity component of all balanced investment strategies of JBIMI. Prior to joining the Julius Baer Group, Mr. Younes was an Associate Director at Swiss Bank Corp. Mr. Younes is a Chartered Financial Analyst and received an MBA in Management from Yale University and an MS in Electrical Engineering from Columbia University. Mr. Younes is fluent in Arabic, English, French and has a working knowledge of German.

     RICHARD C. PELL is a Senior Vice President and the Chief Investment Officer of JBIMI. Mr. Pell joined the Julius Baer Group as Chief Investment Officer in 1995. His investment team is responsible for global and international equity, as well as global balanced management. Prior to joining the Julius Baer Group, Mr. Pell worked for Bankers Trust Company from 1990-1995. While he was with Bankers Trust Company, Mr. Pell focused on global fixed income and global balanced portfolio management. From 1988 to 1990, Mr. Pell was with Mitchell Hutchins Institutional Investors and was the head of its corporate bonds and mortgage backed securities. From 1983 to 1988, Mr. Pell was with Bank of Tokyo Trust Company and was responsible for its US balanced and fixed income management. Mr. Pell holds a BA in History from the University of California, Berkeley, and an MBA in Finance from New York University.

     On September 27, 2002, Deutsche Bank AG and Northern Trust Corporation announced that they have signed a definitive agreement for the sale of Deutsche Bank's global passive equity, enhanced equity and passive fixed income businesses which includes DAMI's business unit that is currently responsible for managing a portion of the International Multi-Manager Series' assets. This transaction would constitute an assignment of RSMC's sub-advisory agreement with DAMI under the 1940 Act and an automatic termination of such agreement. Therefore, it is anticipated that RSMC will seek approval of a new sub-advisory agreement from the shareholders of the International Multi-Manager Series prior to the completion of the transaction between Deutsche Bank and Northern Trust Company. The parties expect to complete this transaction within three to six months, subject to regulatory approval.

SERVICE PROVIDERS

The chart below provides information on the primary service providers.

Asset                                                                        Shareholder
Management                                                                   Services

       INVESTMENT ADVISER                                                            TRANSFER AGENT
  Rodney Square Management Corp.                                                        PFPC Inc.
     1100 North Market Street                                                     400 Bellevue Parkway
       Wilmington, DE 19890                                                       Wilmington, DE 19809


  Cramer Rosenthal McGlynn,LLC
     707 Westchester Avenue
     White Plains, NY 10640

 Roxbury Capital Management, LLC
  100 Wilshire Blvd., Suite 600
      Santa Monica, CA 90401


                                                                              Handles shareholder services,
 Manages each Series' business and                                             including recordkeeping and
      investment activities.                                                     statements, payment of
                                                                             distribution and processing of
                                                                                 buy and sell requests.


                                                 WT MUTUAL FUND

                                              WILMINGTON LARGE CAP
                                                GROWTH PORTFOLIO

                                              WILMINGTON LARGE CAP
                                                 CORE PORTFOLIO

                                              WILMINGTON SMALL CAP
                                                 CORE PORTFOLIO

                                            WILMINGTON INTERNATIONAL
                                            MULTI-MANAGER PORTFOLIO

                                              WILMINGTON LARGE CAP
                                                VALUE PORTFOLIO

                                               WILMINGTON MID CAP
                                                VALUE PORTFOLIO

Fund                                          WILMINGTON SMALL CAP           Asset
Operations                                      VALUE PORTFOLIO              Safe Keeping

         ADMINISTRATOR                                                                  CUSTODIAN

  Rodney Square Management Corp.                                                Wilmington Trust Company
     1100 North Market Street                                                   1100 North Market Street
       Wilmington, DE 19890                                                       Wilmington, DE 19890

       SUB-ADMINISTRATOR AND                                                         Deutsche Bank
         ACCOUNTING AGENT                                                            100 Plaza One
                                                                                  Jersey City, NJ 07311
                                                                              (International Multi-Manager
             PFPC Inc.                                                              Portfolio Only)
       400 Bellevue Parkway
       Wilmington, DE 19809                                                  Holds each Portfolio's assets,
                                                                              settles all portfolio trades
Provides facilities, equipment and                                              and collects most of the
      personnel to carry out                                                   valuation data required for
administrative services related to                                            calculating each Portfolio's
each Portfolio and calculates each                                                   NAV per share.
Portfolio's NAV and distributions.

                                         Distribution

                                                  DISTRIBUTOR

                                             PFPC Distributors, Inc.


                                          Distributes the Portfolios'
                                                   shares.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES
--------------------------------------------------------------------------------

     The Series value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

PLAIN TALK

                     WHAT IS THE NET ASSET VALUE OR "NAV"?

                                         Assets - Liabilities
                               NAV  =    ------------------
                                         Outstanding Shares

     PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

     Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

New Year's Day                Good Friday                   Labor Day
Martin Luther King, Jr.       Memorial Day                  Thanksgiving Day
Day                           Independence Day              Christmas Day
Presidents' Day

--------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                            HOW TO PURCHASE SHARES:

   --  Directly by mail or by wire

   -- As a client of Wilmington Trust Company ("Wilmington Trust") through a trust account or a corporate cash management account

   --  As a client of a Service Organization

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional Shares of each Portfolio is $1,000. Additional investments in a Portfolio may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to Wilmington Equity Portfolios, indicating the name and class of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

    Regular mail:                                              Overnight mail:
    -------------                                              ---------------
    Wilmington Equity Portfolios                  Wilmington Equity Portfolios
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 400 Bellevue Parkway, Suite 108
    Providence, RI 02940                          Wilmington, DE 19809

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

     Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     It is the responsibility of Wilmington Trust or the Service Organization to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to our Statement of Additional Information.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

   --  By mail
   --  By telephone

     You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     REDEMPTION FEES: Each Wilmington Portfolio will impose a fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares within 60 days of your purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Wilmington Portfolios. This fee is paid directly to the respective Wilmington Portfolio and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether this fee applies, the shares that you have held the longest will be redeemed or exchanged first. This fee may not apply in certain circumstances, such as redemptions or exchanges processed from Wilmington Trust corporate cash management or trust accounts and certain omnibus accounts (including 401(k) plans), and in the event of shareholder death or disability. See "Exchange of Shares" for additional information regarding the exchange of shares of a Wilmington Portfolio.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

    Regular mail:                                              Overnight mail:
    -------------                                              ---------------
    Wilmington Equity Portfolios                  Wilmington Equity Portfolios
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 400 Bellevue Parkway, Suite 108
    Providence, RI 02940                          Wilmington, DE 19809

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right not to send the redemption proceeds available until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     The Large Cap Value, Mid Cap Value and Small Cap Value Portfolios reserve the right to make "redemptions in kind"--payments of redemption proceeds in portfolio securities rather than cash--if the amount redeemed is large enough to affect their respective Series' operations (for example, if it represents more than 1% of the Series' assets).

     For additional information on other ways to redeem shares, please refer to our Statement of Additional Information.

--------------------------------------------------------------------------------

EXCHANGE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS AN EXCHANGE OF SHARES?

An exchange of shares allows you to move your money from one fund to another fund within the family of funds.

     You may exchange all or a portion of your shares in a Portfolio for Institutional Shares of the following Portfolios:

     Wilmington Premier Money Market Portfolio

     Wilmington Short/Intermediate Bond Portfolio

     Wilmington Broad Market Bond Portfolio

     Wilmington Municipal Bond Portfolio

     Wilmington Large Cap Growth Portfolio

     Wilmington Large Cap Core Portfolio

     Wilmington Small Cap Core Portfolio

     Wilmington International Multi-Manager Portfolio

     Wilmington Large Cap Value Portfolio

     Wilmington Mid Cap Value Portfolio

     Wilmington Small Cap Value Portfolio

     Wilmington Balanced Portfolio

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the

NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

     To obtain prospectuses of the other Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

     Distributions from the net investment income of each Portfolio are declared and paid annually to you. Any net capital gain realized by a Portfolio will be distributed annually. Net realized gains or losses from foreign currency transactions in the International Multi-Manager Portfolio are included as a component of net investment income.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

     As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolios invest primarily in taxable securities. The Portfolios' distributions of net investment income and net short-term capital gains, if any, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

     The Portfolios' distributions of a net capital gain, if any, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or net capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. Each of the Large Cap Growth, Small Cap Core and International Multi-Manager Portfolios anticipate the distribution of net capital gain. Each of the Large Cap Value, the Mid Cap Value and the Small Cap Value Portfolios anticipates the distribution of net investment income.

     It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the initial purchase price of the shares being sold or exchanged and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

     PFPC Distributors, Inc. manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

     Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolios, will pay its proportionate share of the master fund's expenses.

     For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

--------------------------------------------------------------------------------

SHARE CLASSES
--------------------------------------------------------------------------------

     The Portfolios issue Investor and Institutional Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. Institutional Shares are offered to retirement plans and other institutional investors. Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a complete technical and legal description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

    WT Mutual Fund
     c/o PFPC Inc.
     400 Bellevue Parkway
     Suite 108
     Wilmington, Delaware 19809
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time

     Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

WEP-Pros-11/02

                                                                 WILMINGTON
                                                                      FUNDS
    equity portfolios
    INSTITUTIONAL SHARES
    PROSPECTUS    NOVEMBER 1, 2002

                                                                          EQUITY
                                                                      PORTFOLIOS

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                              Robert J. Christian
                              Nicholas A. Giordano
                                Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                              William P. Richards
                                Mark A. Sargent
                           --------------------------

                                    OFFICERS
                         Robert J. Christian, President
                          Eric Cheung, Vice President
                      Joseph M. Fahey, Jr., Vice President
                         John R. Giles, Vice President
                          Fred Filoon, Vice President
                            Pat Colletti, Treasurer
                           --------------------------

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                      Rodney Square Management Corporation
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                                   CUSTODIAN
                            Wilmington Trust Company
                            1100 North Market Street
                              Wilmington, DE 19890
                           --------------------------

                               SUB-ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                   PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                           --------------------------

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                         WILMINGTON BALANCED PORTFOLIO
                      WILMINGTON LARGE CAP CORE PORTFOLIO

                               OF WT MUTUAL FUND

                                INVESTOR SHARES
--------------------------------------------------------------------------------

                       PROSPECTUS DATED NOVEMBER 1, 2002

     This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

     Please note that these Portfolios:

         --  are not bank deposits

         -- are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates

         --  are not federally insured

         -- are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency

         --  are not guaranteed to achieve their goal(s)

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTIONS

A look at the goals,
strategies
risks, expenses and
financial
history of each Portfolio.       Summary.......................................3

                                 Performance Information.......................6

                                 Fees and Expenses.............................9

                                 Example......................................10

                                 Investment Objectives........................11

                                 Primary Investment Strategies................11

                                 Additional Investment Strategies.............13

                                 Additional Risk Information..................15

Details about the service
providers.                  MANAGEMENT OF THE PORTFOLIOS

                                 Investment Adviser...........................17

                                 Portfolio Managers...........................18

                                 Service Providers............................19

Policies and instructions
for
opening, maintaining and
closing an account in any
of
the Portfolios.             SHAREHOLDER INFORMATION

                                 Pricing of Shares............................20

                                 Purchase of Shares...........................21

                                 Redemption of Shares.........................22

                                 Exchange of Shares...........................24

                                 Distributions................................25

                                 Taxes........................................25

Details on distribution
plans,
the Portfolios'
master/feeder
fund arrangement and share
classes.                    DISTRIBUTION ARRANGEMENTS

                                 Rule 12b-1 Fees..............................27

                                 Master/Feeder Structure......................27

                                 Share Classes................................27

                            FOR MORE INFORMATION..............................28

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                         WILMINGTON BALANCED PORTFOLIO
                      WILMINGTON LARGE CAP CORE PORTFOLIO

                                INVESTOR SHARES
--------------------------------------------------------------------------------

                             PORTFOLIO DESCRIPTIONS

PLAIN TALK

                             WHAT IS A MUTUAL FUND?

A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio described in this prospectus is a separate mutual fund.

--------------------------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------------------------
Investment Objective                  --   The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO seeks
                                      a high total return, consistent with high current income.
                                      --   The WILMINGTON BALANCED PORTFOLIO seeks long-term
                                      capital growth and current income.
                                      --   The WILMINGTON LARGE CAP CORE PORTFOLIO seeks to
                                      achieve long-term capital appreciation.
--------------------------------------------------------------------------------------------------
Investment Focus                      --   WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO: fixed
                                           income securities.
                                      --   WILMINGTON BALANCED PORTFOLIO: equity and fixed income
                                           securities.
                                      --   WILMINGTON LARGE CAP CORE PORTFOLIO: equity (or
                                           related) securities.
--------------------------------------------------------------------------------------------------
Share Price Volatility                --   Moderate to high
--------------------------------------------------------------------------------------------------
Principal Investment Strategy         --   Each Portfolio operates as a "feeder fund" which means
                                      that the Portfolio does not buy individual securities
                                           directly. Instead, it invests in a "master fund," which
                                           in turn purchases investment securities. The Portfolios
                                           invest all of their assets in master funds which are
                                           separate series of WT Investment Trust I. Each
                                           Portfolio and its corresponding Series have the same
                                           investment objective, policies and limitations.

                                      --   The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                                      invests in the Short/Intermediate Bond Series, which invests at least 85% of its total assets in various types of
                                           investment grade fixed income securities. The
                                           investment adviser purchases securities based on their
                                           yield or potential capital appreciation, or both. The
                                           investment adviser may sell securities in anticipation
                                           of market declines or if the securities are downgraded
                                           to below investment grade.
                                      --   The WILMINGTON BALANCED PORTFOLIO invests in the WT
                                      Balanced Series, which normally invests at least 65% of its assets in equity securities and the remainder in bonds
                                           and fixed income securities.
                                        For its equity portion, the Series primarily invests in
                                      U.S. equity (or equity related) securities of medium and
                                        large cap corporations. The WT Balanced Series' investment adviser employs a combined growth and value investment
                                        approach and invests in the stocks of companies with the
                                        most attractive combination of long-term earnings, growth
                                        and valuation.
                                        For its fixed income portion, the WT Balanced Series'
                                      investment adviser purchases fixed income securities based on their yield or potential capital appreciation or both.
                                        The investment adviser may sell securities in anticipation of market declines or if the securities are downgraded to
                                        below investment grade.
                                      --   The WILMINGTON LARGE CAP CORE PORTFOLIO invests in the
                                      Large Cap Core Series, which invests at least 80% of its
                                           total assets, primarily in a diversified portfolio of
                                           U.S. equity (or related) securities of medium and large
                                           cap corporations. The Series' investment adviser
                                           employs a combined growth and value investment approach
                                           and invests in the stocks of companies with the most
                                           attractive combination of long-term earnings, growth
                                           and valuation.
--------------------------------------------------------------------------------------------------
Principal Risks                       The Portfolios are subject to the risks summarized below
                                      which are further described under "Additional Risk
                                      Information."
                                      --   An investment in a Portfolio is not a deposit of
                                      Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance
                                           Corporation or any other government agency.
                                      --   It is possible to lose money by investing in a
                                      Portfolio. There is no guarantee that the stock market or
                                           the stocks that the WT Balanced Series and Large Cap
                                           Core Series buy will always increase in value.

                                      --   A Portfolio's share price will fluctuate in response to
                                      changes in the market value of the Portfolio's investments.
                                           Market value changes result from business developments
                                           affecting an issuer as well as general market and
                                           economic conditions.
                                      --   The fixed income securities in which the Wilmington
                                      Short/Intermediate Bond Portfolio and Wilmington Balanced
                                           Portfolio invest through their corresponding Series are
                                           subject to credit risk, prepayment risk, liquidity risk
                                           and interest rate risk. Typically, when interest rates
                                           rise, the market prices of fixed income securities go
                                           down.
                                      --   Investments in a foreign (i.e. non-U.S.) market are
                                      subject to foreign security risk and the risk of losses
                                           caused by changes in foreign currency exchange rates.
                                      --   Growth-oriented investments may be more volatile than
                                      the rest of the U.S. stock market as a whole.
                                      --   The performance of a Portfolio will depend on whether
                                      or not the investment adviser is successful in pursuing an investment strategy.
                                      --   The Portfolios are also subject to other risks which
                                      are described under "Additional Risk Information."
--------------------------------------------------------------------------------------------------
Investor Profile                      --   The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO is for
                                      investors who want income from their investments without the volatility of an equity portfolio.
                                      --   The WILMINGTON BALANCED PORTFOLIO is for investors who
                                      want current income and capital appreciation through a mix of investments that provide above-average price
                                           stability.
                                      --   The WILMINGTON LARGE CAP CORE PORTFOLIO is for
                                      investors who want the value of their investment to grow and who are willing to accept more volatility for the
                                           possibility of higher returns.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

PLAIN TALK

                             WHAT IS TOTAL RETURN?

Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO

     The Investor Shares of the Portfolio were first offered on July 1, 2002, and therefore, do not have a full calendar year of performance. Accordingly, the information included in the bar chart and the performance table below reflects the performance of the Portfolio's Institutional Shares(1) and has been included to illustrate the risks and volatility of an investment in the Portfolio. The performance prior to November 1, 1999, reflects the performance of the Rodney Square Short/Intermediate Bond Portfolio, which was merged into the Portfolio, effective November 1, 1999. In connection with the merger, the Portfolio changed its investment objective, policies and limitations to match those of the Rodney Square Short/Intermediate Bond Portfolio. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

1 The returns are for a class that is not offered in this prospectus. The returns for the Investor Shares would be substantially similar to the Institutional Shares because the shares are invested in the same portfolio securities. Annual returns would differ only to the extent that the classes do not have the same expenses. Specifically, the Investor Shares are subject to a 0.25% distribution fee. Had such fee been deducted, the returns would be less.

          ANNUAL RETURNS, BEFORE TAXES FOR THE PAST 10 CALENDAR YEARS

                                  [BAR CHART]




                                                              RETURNS
                                                              -------
1992                                                            6.73%
1993                                                            7.92%
1994                                                           -2.02%
1995                                                           14.95%
1996                                                            3.37%
1997                                                            7.56%
1998                                                            7.75%
1999                                                            0.33%
2000                                                            9.71%
2001                                                            8.40%

                               Performance Years

       Calendar Year-to-Date Total Return as of September 30, 2002: 7.12%

                               BEST QUARTER       WORST QUARTER
                               ------------       -------------
                                   5.13%              -1.77%
                              (June 30, 1995)    (March 31, 1994)

PLAIN TALK

                               WHAT IS AN INDEX?

An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

INSTITUTIONAL SHARES
AVERAGE ANNUAL RETURNS AS OF 12/31/01                         1 Year    5 Years    10 Years
-------------------------------------                         ------    -------    --------
Short/Intermediate Bond Portfolio Return before taxes.......   8.40%     6.70%       6.37%
Return after taxes on distributions(1)......................   6.10%     4.28%       3.94%
Return after taxes on distributions and sales of
  shares(1).................................................   5.11%     4.15%       3.90%
Merrill Lynch 1-10 Year U.S. Treasury Index (reflects no
  deductions for fees, expenses or taxes)(2)................   8.12%     6.99%       6.61%
Lehman Intermediate Government/Credit Index (reflects no
  deductions for fees, expenses or taxes)(3)................   8.96%     7.10%       6.81%

1 After-tax returns are calculated using the historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Since the Investor Shares of the Portfolio were first offered on July 1, 2002, the average annual return information above reflects the performance of the Institutional Shares of the Portfolio. After-tax returns for the Investor Shares will vary.
2 The Merrill Lynch 1 to 10 Year U.S. Treasury Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.
3 The Lehman Intermediate Government/Credit Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 to 10 years.

                         WILMINGTON BALANCED PORTFOLIO

     The Balanced Portfolio has not yet commenced operations. Therefore, it does not have a full calendar year of performance to include in this prospectus.

                      WILMINGTON LARGE CAP CORE PORTFOLIO

     The Investor Shares of the Portfolio have not commenced operations. Accordingly, the information included in the bar chart and performance table below reflects the performance of the Portfolio's Institutional Shares(1) and has been included to illustrate the risks and volatility of an investment in the Portfolio. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. Of course, past performance, both before and after taxes, does not necessarily indicate how the Portfolio will perform in the future.

1 The returns are for a class that is not offered in this prospectus. The returns for the Investor Shares would be substantially similar to the Institutional Shares because the shares are invested in the same portfolio securities. Annual returns would differ only to the extent that the classes do not have the same expenses. Specifically, the Investor Shares are subject to a 0.25% distribution fee. Had such fee been deducted, the returns would be less.

         ANNUAL RETURNS BEFORE TAXES FOR CALENDAR YEARS SINCE INCEPTION

                                  [BAR CHART]




                                                              RETURNS
                                                              -------
1996                                                           16.56%
1997                                                           25.13%
1998                                                           29.66%
1999                                                           22.41%
2000                                                          -11.47%
2001                                                          -17.55%

                               Performance Years

      CALENDAR YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002: -32.21%

                                 BEST QUARTER           WORST QUARTER
                                 ------------           -------------
                                    21.62%                 -15.28%
                              (December 31, 1998)     (March 31, 2001)

INSTITUTIONAL SHARES                                                          Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/01                   1 Year    5 Years    (January 5, 1995)
-------------------------------------                   ------    -------    -----------------
Large Cap Core Portfolio Return before taxes..........  -17.55%     7.88%          11.47%
Return after taxes on distributions(1)................  -18.06%     5.81%           9.79%
Return after taxes on distributions and sales of
  shares(1)...........................................  -10.35%     6.05%           9.26%
S&P 500 Index (reflects no deductions for fees,
  expenses or taxes)(2)...............................  -11.89%    10.70%          15.70%

1 After-tax returns are calculated using the historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Since the Investor Shares of the Portfolio were first offered on July 1, 2002, the average annual return information above reflects the performance of the Institutional Shares of the Portfolio. After-tax returns for the Investor Shares will vary.
2 The S&P 500 Index, a widely recognized, unmanaged index of common stock prices, is the Standard and Poor's Composite Index of 500 Stocks.
--------------------------------------------------------------------------------

FEES AND EXPENSES
--------------------------------------------------------------------------------

PLAIN TALK

                            WHAT ARE FUND EXPENSES?

Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.

     The table below describes the fees and expenses that you may pay if you buy and hold Investor Shares of a Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)      INVESTOR CLASS
----------------------------------------------------------      --------------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                                None
Maximum deferred sales charge                                        None
Maximum sales charge imposed on reinvested dividends
  (and other distributions)                                          None
Redemption fee(a)                                                   1.00%
Exchange fee(a)                                                     1.00%

(a) Investor shares are subject to a 1.00% fee only if redeemed or exchanged within the first 60 days after purchase. See "Redemption of Shares" and "Exchange of Shares" for additional information.

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)(1):

                                       Short/Intermediate    Balanced       Large Cap
                                         Bond Portfolio      Portfolio    Core Portfolio
                                       ------------------    ---------    --------------
Management fees                               0.35%            0.55%           0.70%
Distribution (12b-1) fees                     0.25%            0.25%           0.25%
Other expenses(2)                             0.27%            0.85%           0.30%
TOTAL ANNUAL OPERATING EXPENSES               0.87%            1.65%           1.25%
Waivers/reimbursements                                                         0.20%(3)
Net Expenses                                                                   1.05%

1 The table above and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.
2 "Other expenses" are based on estimated amounts for the current fiscal year.
3 For Investor Shares of the Large Cap Core Portfolio, the investment adviser has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses for Investor Shares exceed 1.05%. This waiver will remain in place until November 1, 2005 unless the Board of Trustees approves its earlier termination.
--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in Investor Shares of a Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

         --  you reinvested all dividends and other distributions;

         --  the average annual return was 5%;

         -- the Portfolio's total operating expenses (reflecting contractual waivers or reimbursements through November 1, 2005) are charged and remain the same over the time periods; and

         --  you redeemed all of your investment at the end of the time period.

     Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                                               1 Year    3 Years
---------------                                               ------    -------
Short/Intermediate Bond Portfolio...........................   $ 89      $278
Balanced Portfolio..........................................   $168      $520
Large Cap Core Portfolio....................................   $107      $334

     The above example is for comparison purposes only and is not a representation of a Portfolio's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

     The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO seeks a high total return, consistent with high current income. The WILMINGTON BALANCED PORTFOLIO seeks long-term growth and current income. The WILMINGTON LARGE CAP CORE PORTFOLIO seeks to achieve long-term capital appreciation. The investment objective for each Portfolio except the Wilmington Large Cap Core Portfolio may not be changed without shareholder approval. There is no guarantee that a Portfolio will achieve its investment objective.

--------------------------------------------------------------------------------

PRIMARY INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

PLAIN TALK

                       WHAT ARE FIXED INCOME SECURITIES?

Fixed income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 2 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence, the term "fixed income" security.

     The WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO invests its assets in the Short/Intermediate Bond Series, which:

         -- will invest at least 85% of its total assets in various types of investment grade fixed income securities;

         -- may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers;

         -- will, as a matter of fundamental policy, maintain a short-to-intermediate average duration (2 1/2 to 4 years); and

         -- the average dollar-weighted duration of securities held by the Short/Intermediate Bond Series will normally fall within a range of 2 1/2 to 4 years.

PLAIN TALK

                               WHAT IS DURATION?

Duration measures the sensitivity of fixed income securities held by a portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.

PLAIN TALK

                     WHAT ARE INVESTMENT GRADE SECURITIES?

Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service, Inc.

     The WILMINGTON BALANCED PORTFOLIO invests its assets in the WT Balanced Series, which, under normal market conditions, invests approximately 65% of its total assets in equity (or equity related) securities and the remainder in bonds and fixed income securities.

     For its equity portion, the Series invests in the following equity (or equity related) securities:

         -- securities of U.S. corporations that are judged by the investment adviser to have strong growth and valuation characteristics;

         -- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above; and

         -- receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation.

     For its fixed income portion, the Series under normal market conditions:

         -- will invest in various types of investment grade fixed income securities;

         -- may invest up to 25% of its total assets in investment grade fixed income securities of foreign issuers; and

         --  will maintain an intermediate average duration (4 to 7 years).

     The Series may also hold cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loans associations, and commercial paper).

     The WILMINGTON LARGE CAP CORE PORTFOLIO invests its assets in the Large Cap Core Series, which, under normal market conditions, invests at least 80% of its total assets in the following equity (or related) securities:

         -- securities of U.S. corporations that are judged by the investment adviser to have strong growth and value characteristics;

         -- options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;

         -- receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation.

     The Series may also hold cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loans associations, and commercial paper).

     The Large Cap Core Series is a diversified portfolio of U.S. equity (or related) securities, including common stocks, preferred stocks and securities convertible into common stock of companies with market capitalizations of at least $2 billion.

     As a temporary defensive investment policy, the Large Cap Core Series may, without limit, invest its assets in money market instruments and other short-term debt instruments, rated investment grade or higher at the time of purchase, and may hold a portion of its assets in cash. The result of this action may be that the Series will be unable to achieve its investment objective.

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

     FOR THE LARGE CAP CORE SERIES AND THE EQUITY PORTION OF THE WT BALANCED SERIES, dividend income is an incidental consideration compared to growth in capital in the selection of securities. The Series' investment adviser seeks securities that possess strong growth and value characteristics based on the evaluation of the issuer's background, industry position, historical returns and the experience and qualifications of the management team. The investment adviser may rotate the Series' holdings among various market sectors based on economic analysis of the overall business cycle.

     FOR THE SHORT/INTERMEDIATE BOND SERIES AND THE FIXED INCOME PORTION OF THE WT BALANCED SERIES, the composition of the Series' fixed income holdings varies, depending upon the investment adviser's analysis of the fixed income markets and the expected trends in those markets. The securities purchased by the Series may be purchased based upon their yield (the income earned by the security), or their potential capital appreciation (the potential increase in the security's value), or both. The investment adviser seeks to protect the Series' principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by the Series. There is no guarantee that principal value can be protected during periods of extreme interest volatility.

PLAIN TALK

                     CORPORATE BONDS VS. GOVERNMENT BONDS:

Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.

     The Series invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. If the securities are not rated, then the investment adviser must determine that they are of comparable quality.

     The table below shows each Series' principal investments. These are the types of securities that will most likely help the Short/Intermediate Bond Series achieve its investment objective and help the WT Balanced Series achieve its investment objective with respect to its fixed income portion.

--------------------------------------------------------------------------------------------------------
                                                   SHORT/INTERMEDIATE               WT BALANCED
                                                      BOND SERIES                      SERIES
--------------------------------------------------------------------------------------------------------
  Asset-Backed Securities                                  X                             X
--------------------------------------------------------------------------------------------------------
  Bank Obligations                                         X                             X
--------------------------------------------------------------------------------------------------------
  Corporate Bonds, Notes and Commercial
     Paper                                                 X                             X
--------------------------------------------------------------------------------------------------------
  Mortgage-Backed Securities                               X                             X
--------------------------------------------------------------------------------------------------------
  Municipal Securities                                     X                             X
--------------------------------------------------------------------------------------------------------
  Obligations Issued By Supranational
     Agencies                                              X                             X
--------------------------------------------------------------------------------------------------------
  U.S. Government Obligations                              X                             X
--------------------------------------------------------------------------------------------------------

     ALL SERIES. The frequency of portfolio transactions and a Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Under normal market conditions, each Series' turnover rate is expected to be less than 100%.

     Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. The investments and strategies listed above and described throughout this prospectus are those that we use under normal market conditions.

--------------------------------------------------------------------------------

ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

     The following is a list of certain risks that may apply to your investment in a Portfolio, unless otherwise indicated. Further information about investment risks is available in our Statement of Additional Information:

ALL PORTFOLIOS

         -- FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets.

         -- MARKET RISK: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         -- MASTER/FEEDER RISK: While the master/feeder structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it may be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest, and, therefore, could have effective voting control over the operation of a master fund.

         -- OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

         -- VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.

SHORT/INTERMEDIATE BOND AND BALANCED PORTFOLIO

         -- CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

         -- INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values. The yield paid by a Portfolio will vary with changes in interest rates.

         -- LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

         -- LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

         -- PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

LARGE CAP CORE AND BALANCED PORTFOLIO

         -- DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or is derived from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may at any time be committed or exposed to derivative strategies.

         -- GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

                          MANAGEMENT OF THE PORTFOLIOS

     The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

--------------------------------------------------------------------------------

INVESTMENT ADVISER
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS AN INVESTMENT ADVISER?

The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the investment adviser must follow in its management activities.

     Rodney Square Management Corporation ("RSMC"), the investment adviser for each Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. RSMC, subject to the supervision of the Board of Trustees, directs the investments of each Series in accordance with its respective investment objectives, policies and limitations. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations. As of September 30, 2002, RSMC had $5.4 billion assets under management.

     For the twelve months ended June 30, 2002, RSMC received advisory fees of 0.35% and 0.66% (after fee waivers) as a percentage of average daily net assets of the Short/Intermediate Bond Series and Large Cap Core Series, respectively.

     The WT Balanced Series pays a monthly fee to RSMC at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month.

--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

     E. MATTHEW BROWN, Vice President of RSMC is responsible for the management process of the Large Cap Core Series and the equity portion of the WT Balanced Series. Mr. Brown has been affiliated with RSMC and its affiliates since October of 1996. From 1993 through 1996, he served as Chief Investment Officer of PNC Bank, Delaware.

     RAFAEL E. TAMARGO, Vice President of RSMC, is responsible for the day-to-day management of the Large Cap Core Series and the equity portion of the WT Balanced Series. Mr. Tamargo has been affiliated with RSMC and its affiliates since 1996. Prior to 1996, Mr. Tamargo was employed by U.S. Trust as an Equities Analyst.

     ERIC K. CHEUNG, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond Series and the fixed income portion of the WT Balanced Series. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined RSMC and its affiliates. In 1991, he became the Division Manager for all fixed income products.

     CLAYTON M. ALBRIGHT, III, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond Series and the fixed income portion of the WT Balanced Series. Mr. Albright has been affiliated with RSMC and its affiliates since 1976. Since 1987, he has specialized in the management of intermediate and long-term fixed income portfolios.

     DOMINICK J. D'ERAMO, CFA, Vice President of RSMC, is a member of the investment team primarily responsible for the day-to-day management of the Short/Intermediate Bond Series and the fixed income portion of the WT Balanced Series. Mr. D'Eramo has been affiliated with RSMC and its affiliates since 1986 as a fixed income trader and was promoted to portfolio manager in 1990.

--------------------------------------------------------------------------------

SERVICE PROVIDERS
--------------------------------------------------------------------------------

     The chart below provides information on the primary service providers.

Asset                                                                        Shareholder
Management                                                                   Services

       INVESTMENT ADVISER                                                            TRANSFER AGENT
  Rodney Square Management Corp.                                                        PFPC Inc.
     1100 North Market Street                                                     400 Bellevue Parkway
       Wilmington, DE 19890                                                       Wilmington, DE 19809


                                                                              Handles shareholder services,
       Manages each Series'                                                    including recordkeeping and
      investment activities.                                               statements, payment of distributions
                                                                         and processing of buy and sell requests.


                                                 WT MUTUAL FUND

                                         WILMINGTON SHORT/INTERMEDIATE
                                                 BOND PORTFOLIO

                                         WILMINGTON BALANCED PORTFOLIO

                                           WILMINGTON LARGE CAP CORE
                                                    PORTFOLIO



Fund                                                                         Asset
Operations                                                                   Safe Keeping

         ADMINISTRATOR                                                                  CUSTODIAN

  Rodney Square Management Corp.                                                Wilmington Trust Company
     1100 North Market Street                                                   1100 North Market Street
       Wilmington, DE 19890                                                       Wilmington, DE 19890

       SUB-ADMINISTRATOR AND
         ACCOUNTING AGENT

             PFPC Inc.
       400 Bellevue Parkway
       Wilmington, DE 19809                                             Holds each Portfolio's assets, settles all
                                                                           portfolio trades and collects most
Provides facilities, equipment and                                       valuation data required for calculating
personnel to carry out administrative                                         each Portfolio's NAV per share.
services related to each Portfolio
and calculates each Portfolio's NAV
      and distributions.

                                         Distribution

                                                  DISTRIBUTOR

                                             PFPC Distributors, Inc.


                                      Distributes the Portfolios' shares.

                            SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PRICING OF SHARES
--------------------------------------------------------------------------------

     The Portfolios value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Any assets held by a Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees.

PLAIN TALK

                     WHAT IS THE NET ASSET VALUE OR "NAV"?

                           NAV = Assets - Liabilities
                            ------------------------------
                                  Outstanding Shares

     PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the New York Stock Exchange and the transfer agent are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

     Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

New Year's Day                Good Friday                   Labor Day
Martin Luther King, Jr.       Memorial Day                  Thanksgiving Day
  Day
President's Day               Independence Day              Christmas Day

--------------------------------------------------------------------------------

PURCHASE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                            HOW TO PURCHASE SHARES:

   --  Directly by mail or by wire
   -- As a client of Wilmington Trust Company ("Wilmington Trust") through a trust account or a corporate cash management account
   --  As a client of a Service Organization

     Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor Shares of each Portfolio is $1,000. Additional investments may be made in any amount. You may purchase shares as specified below.

     You may also purchase shares if you are a client of Wilmington Trust through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by Wilmington Trust or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at Wilmington Trust or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

     BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to WT Mutual Fund, indicating the name of the Portfolio, along with a completed application. If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

    By regular mail:                              By overnight mail:
    ----------------                              ------------------
    WT Mutual Fund                                WT Mutual Fund
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 400 Bellevue Parkway, Suite 108
    Providence, RI 02940                          Wilmington, DE 19809

     BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

     ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

     Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

     If you purchase Shares of the Portfolio through Wilmington Trust or a Service Organization, it is the responsibility of Wilmington Trust or such Service Organization to transmit your purchase orders to the transfer agent and to deliver the required funds on a timely basis, in accordance with the procedures stated in this Prospectus and the Statement of Additional Information.

     For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                          HOW TO REDEEM (SELL) SHARES:

   --  By mail
   --  By telephone

     You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. If held for more than 60 days, there is no fee when Portfolio shares are redeemed. If shares are redeemed within 60 days of purchase, a redemption fee of 1.00% of the redemption amount may be charged. (See "Redemption Fee" below.) It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

     REDEMPTION FEES: Each Portfolio may impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell your shares 60 days or less after you purchase them. The redemption fee is paid directly to the respective Portfolio and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that you have held the longest will be redeemed first. The redemption fee may not apply in certain circumstances, such as redemptions on certain omnibus accounts, including 401(k) plans, and in the event of shareholder death or disability.

     BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

                 By regular mail:                             By overnight mail:
                 ----------------                             ------------------
    WT Mutual Fund                                WT Mutual Fund
    c/o PFPC Inc.                                 c/o PFPC Inc.
    P.O. Box 9828                                 400 Bellevue Parkway, Suite 108
    Providence, RI 02940                          Wilmington, DE 19809

     BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

     ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

     If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right not to make the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

     SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below such amount after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

     For information on other ways to redeem shares, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------

EXCHANGE OF SHARES
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS AN EXCHANGE OF SHARES?

An exchange of shares allows you to move your money from one fund to another fund within a family of funds.

     You may exchange all or a portion of your shares in a Portfolio for Investor Shares of the following Portfolios:

     Wilmington Short/Intermediate Bond Portfolio

     Wilmington Balanced Portfolio

     Wilmington Large Cap Core Portfolio

     Redemption of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter. See "Taxes" for a discussion of the tax effect on an exchange of shares.

     Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

     FEES ON EXCHANGES: If held for more than 60 days, there is no fee when Portfolio shares are redeemed to process an exchange for your account. If shares are redeemed within 60 days of purchase, a fee of 1.00% of the redemption amount necessary for the exchange may be charged. See "Redemption of Shares" for additional information regarding redemptions and this fee.

     To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in a trust account with Wilmington Trust or in an account with a Service Organization, contact Wilmington Trust or the Service Organization. Each Portfolio may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

--------------------------------------------------------------------------------

DISTRIBUTIONS
--------------------------------------------------------------------------------

PLAIN TALK

                         WHAT IS NET INVESTMENT INCOME?

Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.

     Distributions from the net investment income of the Wilmington Short/Intermediate Portfolio are declared as dividends daily and paid monthly. Distributions from the net investment income of the Wilmington Balanced Portfolio are declared and paid quarterly. Distributions for the net investment income of the Wilmington Large Cap Core Portfolio are declared and paid annually. Any net capital gain realized by a Portfolio will be distributed annually. The Portfolios will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized.

     Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Portfolio shares unless you have elected to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

     As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Portfolio may invest in securities that earn interest exempt from Federal income tax, the Portfolios invest primarily in taxable securities. Each Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

     The Portfolios' distributions of net investment income, whether received in cash or reinvested in additional Portfolio shares, are generally taxable to you as ordinary income. The Portfolios' distributions of a net capital gain, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

     It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

     STATE AND LOCAL INCOME TAXES: You should consult your tax adviser concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

     This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

                           DISTRIBUTION ARRANGEMENTS

     PFPC Distributors, Inc. manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

--------------------------------------------------------------------------------

RULE 12b-1 FEES
--------------------------------------------------------------------------------

PLAIN TALK

                              WHAT ARE 12b-1 FEES?

12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.

     The Investor Shares of each Portfolio has adopted a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to the distributor for the sale and distribution of Investor Shares, and for services provided to Investor shareholders. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum distribution fee as a percentage of average daily net assets for the Investor Shares of each Portfolio is 0.25%.

--------------------------------------------------------------------------------

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

     Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolios, will pay its proportionate share of the master fund's expenses.

     For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

--------------------------------------------------------------------------------

SHARE CLASSES
--------------------------------------------------------------------------------

     The Portfolios issue Investor, Service and Institutional Shares. Each class of shares bears a pro rata portion of a Portfolio's common expenses in addition to expenses directly attributable to that class. The Institutional Shares are offered to retirement plans and other institutional investors. The Service Shares are offered to investors who use a financial intermediary to process transactions with the Portfolio and are subject to a shareholder service fee. The Investor Shares pay a Rule 12b-1 distribution fee. Any investor may purchase Investor Shares.

                              FOR MORE INFORMATION

     FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

     ANNUAL/SEMI-ANNUAL REPORTS: These reports contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides a more complete description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

     Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

    WT Mutual Fund
     c/o PFPC Inc.
     400 Bellevue Parkway Suite 108
     Wilmington, Delaware 19809
     (800) 336-9970
     9:00 a.m. to 5:00 p.m. Eastern time

     Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room of the SEC, Washington, DC, 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

     FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

            The investment company registration number is 811-08648.

                                                                 WILMINGTON
                                                                      FUNDS

    wilmington trust charitable

    gift fund portfolios

    INVESTOR SHARES
    PROSPECTUS    NOVEMBER 1, 2002

                                                              SHORT/INTERMEDIATE
                                                                  BOND PORTFOLIO
                                                                        BALANCED
                                                                       PORTFOLIO



                                                                       LARGE CAP
                                                                  CORE PORTFOLIO

WCGF-Pros-11/02

                                 WT MUTUAL FUND
                     WILMINGTON PRIME MONEY MARKET PORTFOLIO
                    WILMINGTON PREMIER MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                         WILMINGTON TAX-EXEMPT PORTFOLIO
                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON BROAD MARKET BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                       WILMINGTON LARGE CAP CORE PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO
                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON MID CAP VALUE PORTFOLIO
                      WILMINGTON SMALL CAP VALUE PORTFOLIO
                          WILMINGTON BALANCED PORTFOLIO

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809


                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 1, 2002


This Statement of Additional Information is not a prospectus and should be read in conjunction with each Portfolio's current prospectus, as amended from time to time. A copy of each current prospectus and annual report may be obtained without charge, by writing to PFPC Distributors, Inc. (the "Distributor"). The Distributor is currently located at 3200 Horizon Drive, King of Prussia, PA 19406. Effective January 1, 2003 the Distributor will be located at 760 Moore Road, King of Prussia, PA 19406. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) 336-9970.

Each Portfolio and its corresponding master Series' audited financial statements for the fiscal year ended June 30, 2002, included in the Annual Reports to shareholders, are each incorporated into this SAI by reference.

                                TABLE OF CONTENTS

GENERAL INFORMATION ..............................................................1
INVESTMENT POLICIES ..............................................................1
INVESTMENT LIMITATIONS ..........................................................15
TRUSTEES AND OFFICERS ...........................................................21
CODE OF ETHICS...................................................................30
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................31
INVESTMENT ADVISORY AND OTHER SERVICES ..........................................34
Rodney Square Management Corporation ............................................34
Cramer Rosenthal McGlynn, LLC....................................................36
Roxbury Capital Management LLC...................................................37
SUB-ADVISORY SERVICES ...........................................................38
ADMINISTRATION AND ACCOUNTING SERVICES.............................................
ADDITIONAL SERVICE PROVIDERS ....................................................39
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN ......................................39
BROKERAGE ALLOCATION AND OTHER PRACTICES ........................................40
CAPITAL STOCK AND OTHER SECURITIES ..............................................41
PURCHASE, REDEMPTION AND PRICING OF SHARES ......................................42
DIVIDENDS .......................................................................44
TAXATION OF THE PORTFOLIOS ......................................................45
CALCULATION OF PERFORMANCE INFORMATION ..........................................49
TAX-EQUIVALENT YIELD TABLE ......................................................50
FINANCIAL STATEMENTS ............................................................57
APPENDIX A -- OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES ........A-1
APPENDIX B -- DESCRIPTION OF RATINGS ...........................................B-1


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                               GENERAL INFORMATION

WT Mutual Fund (the "Fund") is a diversified, open-end management investment company that was organized as a Delaware business trust on June 1, 1994. The name of the Fund was changed from Kiewit Mutual Fund to WT Mutual Fund on October 20, 1998.

The Fund has established the following Portfolios described in this Statement of Additional Information: Wilmington Prime Money Market, Wilmington Premier Money Market, Wilmington U.S. Government, Wilmington Tax-Exempt, Wilmington Short/Intermediate Bond, Wilmington Broad Market Bond, Wilmington Municipal Bond, Wilmington Large Cap Growth, Wilmington Large Cap Core, Wilmington Small Cap Core, Wilmington International Multi-Manager, Wilmington Large Cap Value, Wilmington Mid Cap Value, Wilmington Small Cap Value, and Wilmington Balanced Portfolios (collectively, the "Portfolios"). Each of these Portfolios issues Institutional and Investor class shares, except for (i) Wilmington Premier Money Market which issues Institutional and Service class shares, (ii) Wilmington Prime Money Market, Wilmington U.S. Government Portfolio, Wilmington Tax-Exempt Portfolio which issue only Investor and Service class shares and (iii) Wilmington Balanced Portfolio which issues Institutional, Investor and Service class shares.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Portfolio's investment objective, policies and limitations found in the prospectus. Unless otherwise indicated, it applies to the Portfolios through their investment in corresponding master funds (the "Series"), which are series of WT Investment Trust I (the "Trust").

                             MONEY MARKET PORTFOLIOS

The "Money Market Portfolios" are the Prime Money Market, the Premier Money Market, the U.S. Government and the Tax-Exempt Portfolios. Each has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under certain circumstances. Each Portfolio values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Board of Trustees has established procedures reasonably designed to stabilize each Portfolio's price per share at $1.00 per share. Each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major rating services or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation ("RSMC"), under the direction of and subject to the review of the Board of Trustees.

The Prime Money Market, Premier Money Market and U.S. Government Portfolios seek high current income, while preserving capital and liquidity. The Tax-Exempt Portfolio seeks high current interest income exempt from Federal income taxes while preserving capital. Each Portfolio's investment objective may not be changed without shareholder approval.

The Prime and Premier Money Market Portfolios seek their investment objectives by investing in money market instruments, including bank obligations, high quality commercial paper and U.S. government obligations. The U.S. Government Portfolio seeks its investment objective by investing in U.S. government obligations and repurchase agreements collateralized by such obligations. Each of the Money Market Portfolios may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities.

BANK OBLIGATIONS. The Prime Money Market and the Premier Money Market Portfolios may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.


Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:


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
      - BANKERS' ACCEPTANCES. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

      - CERTIFICATES OF DEPOSIT. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

      - TIME DEPOSITS. The Prime Money Market and the Premier Money Market Portfolios may invest in time deposits, which are bank deposits for fixed periods of time.


CERTIFICATES OF PARTICIPATION. The Tax-Exempt Portfolio may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Prime Money Market and the Premier Money Market Portfolios may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's or S&P or, if not rated, determined by the adviser to be of comparable quality. See "Appendix B - Description of Ratings." The Portfolios may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from an NRSRO.

FOREIGN SECURITIES. At the present time, portfolio securities of the Prime Money Market and the Premier Money Market Portfolios that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Portfolios may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States.

ILLIQUID SECURITIES. No Money Market Portfolio may invest more than 10% of the value of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Portfolio's books.

The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the adviser, pursuant to guidelines approved by the Board. The adviser will monitor the liquidity of securities held by a Portfolio and report periodically on such decisions to the Board.

INVESTMENT COMPANY SECURITIES. The Money Market Portfolios may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that a Portfolio may not purchase shares of an investment company if (a) such a purchase would cause the Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Portfolio to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Portfolio's total assets were to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Portfolio would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. The Portfolios' investments of their assets in the corresponding Series pursuant to the master/feeder structure are excepted from these limitations.

MUNICIPAL SECURITIES. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios each may invest in debt obligations issued by states, municipalities and public authorities (collectively, "municipal securities") to obtain funds for various public purposes. Yields on municipal securities are the product of a variety


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
of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from federal income tax, dividends paid by a Portfolio to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

      - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond.

      - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example.

      - BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

      - TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

      - REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

      - INDUSTRIAL DEVELOPMENT BONDS ("IDBs") and Private Activity Bonds ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as solid waste facilities and sewage plants. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

      - TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

      - CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of Fannie Mae or the Government National Mortgage Association ("Ginnie Mae.")

      - PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

REPURCHASE AGREEMENTS. Each Money Market Portfolio may invest in repurchase agreements. A repurchase agreement is a transaction in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement defaults), it is the policy of a Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Portfolio's investment limitations.

SECURITIES LENDING. Each Money Market Portfolio may from time to time lend their portfolio securities pursuant to agreements which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Portfolio exceed one-third of the value of the Portfolio's total assets taken at fair market value. A Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

STANDBY COMMITMENTS. Each Money Market Portfolio may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolios may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Portfolios will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Portfolio.

U.S. GOVERNMENT OBLIGATIONS. Each Money Market Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, the Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

VARIABLE AND FLOATING RATE SECURITIES. Each Money Market Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES. Each Money Market Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss.

While a Portfolio initially commits to purchase such securities with the purpose of actually acquiring them, the Portfolio may subsequently (i) dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy or (ii) sell the underlying securities before they are delivered, which may result in gains or losses. The Portfolio may also designate liquid assets, marked to market daily, maintained at a value equal to its current obligations for when-issued securities.

When a Portfolio makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining net asset value per share, subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery the market value of the security may be higher or lower than its cost, thereby increasing or decreasing the Portfolio's net asset value. When payment for a when-issued security is due, the Portfolio will meet its obligations from then-available cash flow, the sale of any previously designated liquid assets, the sale of other securities, or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation creates the potential for the realization of capital gains or losses.


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
                               THE BOND PORTFOLIOS

The "Bond Portfolios" are the Short/Intermediate Bond, the Broad Market Bond and the Municipal Bond Portfolios. RSMC, the investment adviser for the Bond Portfolios, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. The Bond Portfolios' exposure to credit risk is moderated by limiting their investments to securities that, at the time of purchase, are rated investment grade by an NRSRO such as Moody's, S&P, or, if unrated, are determined by RSMC to be of comparable quality. See "Appendix B - Description of Ratings." Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Portfolio will receive the anticipated yield on the security. RSMC continuously monitors the quality of the Portfolios' holdings, and should the rating of a security be downgraded or its quality be adversely affected, RSMC will determine whether it is in the best interest of the affected Portfolio to retain or dispose of the security.

The Short/Intermediate Bond and Broad Market Bond Portfolios each seeks a high total return, consistent with high current income. Each Portfolio will normally invest at least 85% of its total assets in various types of fixed income securities. This policy may be changed upon 60 days' notice to shareholders.

The Municipal Bond Portfolio seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. The Portfolio will normally invest as least 80% of its net assets in municipal securities that provide interest exempt from federal income tax. This policy may be changed upon 60 days' notice to shareholders.

Each Portfolio's investment objective may not be changed without shareholder approval.

The effect of interest rate fluctuations in the market on the principal value of the Bond Portfolios is moderated by limiting the average dollar-weighted duration of their investments -- in the case of the Short/Intermediate Bond Portfolio to a range of 2 1/2 to 4 years, in the case of the Broad Market Bond Portfolio to a range of 4 to 7 years, and in the case of the Municipal Bond Portfolio to a range of 4 to 8 years. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Portfolio will mature), which is sometimes used to express the anticipated term of the Portfolios' investments. Generally, the stated maturity of a fixed income security is longer than its projected duration. Under normal market conditions, the average effective maturity, in the case of the Short/Intermediate Bond Portfolio, is expected to fall within a range of approximately 3 to 5 years, in the case of the Broad Market Bond Portfolio, within a range of approximately 7 to 12 years, and in the case of the Municipal Bond Portfolio, within a range of approximately 5 to 10 years. In the event of unusual market conditions, the average dollar-weighted duration of the Portfolios may fall within a broader range. Under those circumstances, the Short/Intermediate Bond and the Broad Market Bond Portfolios may invest in fixed income securities with an average dollar-weighted duration of 1 to 6 years and 2 to 10 years, respectively.

RSMC's goal in managing the Short/Intermediate Bond and the Broad Market Bond Portfolios is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Bond Portfolios are intended to appeal to investors who want a thoughtful exposure to the broad fixed income securities market and the high current returns that characterize the short-term to intermediate-term sector of that market.

Given the average duration of the holdings of the Bond Portfolios and the current interest rate environment, the Portfolios should experience smaller price fluctuations than those experienced by longer-term bond and municipal bond funds and a higher yield than fixed-price money market and tax-exempt money market funds. Of course, the Portfolios will likely experience larger price fluctuations than money market funds and a lower yield than longer-term bond and municipal bond funds. Given the quality of the Portfolios' holdings, which must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Portfolios will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities. In addition, although the Municipal Bond Portfolio expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.

The composition of each Portfolio's holdings varies depending upon RSMC's analysis of the fixed income markets and the municipal securities markets (for the Municipal Bond Portfolio), including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Portfolios may be purchased on the basis of their yield


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
or potential capital appreciation or both. By maintaining each Portfolio's specified average duration, RSMC seeks to protect the Portfolio's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Portfolios. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

RSMC may make frequent changes in the Portfolios' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Portfolios and could result in taxable capital gains.

ASSET-BACKED SECURITIES. The Bond Portfolios may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.

The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

BANK OBLIGATIONS. Each Bond Portfolio may invest in the same U.S.
dollar-denominated obligations of major banks as the Money Market Portfolios. (See "Money Market Portfolios - Bank Obligations").


CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Bond Portfolios may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by an NRSRO, such as Moody's or S&P or, if not rated, determined by RSMC to be of comparable quality.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Bond Portfolios to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often supports these buy-back features. In evaluating a foreign bank's credit, RSMC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Portfolio will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Portfolio and its shareholders.

Buy-back features include standby commitments, put bonds and demand features.

      - STANDBY COMMITMENTS. Each Bond Portfolio may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Portfolio to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities


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
            underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

            Ordinarily, a Portfolio will not transfer a standby commitment to a third party, although the Portfolio may sell securities subject to a standby commitment at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Portfolio may pay a higher price for the securities acquired in consideration for the commitment.

      - PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Portfolio in effect holds a demand obligation that bears interest at the prevailing short-term rate.

            In selecting put bonds for the Bond Portfolios, RSMC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

      - DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

GUARANTEED INVESTMENT CONTRACTS. A guaranteed investment contract ("GIC") is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Portfolio's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Portfolio intends to invest more than 5% of its net assets in GICs.

ILLIQUID SECURITIES. No Bond Portfolio may invest more than 15% of the value of its net assets in illiquid securities.


MONEY MARKET FUNDS. Each Bond Portfolio may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act, as previously described under "Money Market Portfolios - Investment Company Securities."

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.

Ginnie Mae mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Veterans Administration. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac both issue mortgage-backed securities that are similar to Ginnie Mae securities in that they represent interests in pools of mortgage loans. Fannie Mae guarantees timely payment of interest and principal on its certificates and Freddie Mac guarantees timely payment of interest and ultimate payment of principal. Freddie Mac also has a program under which it guarantees timely payment of scheduled principal as well as interest. Fannie Mae and Freddie Mac guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government. In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments -"principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel, exempt from federal income tax. These debt obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various privately owned or operated activities. The three general categories of municipal securities are general obligation, revenue or special obligation and private activity municipal securities. A brief description of typical municipal securities follows:

      - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

      - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

      - MUNICIPAL LEASE OBLIGATIONS may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Portfolios will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation.

            Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

      - RESOURCE RECOVERY BONDS are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

      - PRIVATE ACTIVITY SECURITIES are specific types of revenue bonds issued on behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. The payment of principal and interest on these obligations generally depends upon the credit of the private owner/user of the facilities financed and, in certain instances, the pledge of real and personal property by the private owner/user. The interest income from certain types of private activity securities may be considered a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item").

Short-term municipal securities in which the Portfolios may invest include Tax Anticipation, Revenue Anticipation, Bond Anticipation and Construction Loan Notes, which were previously described under "Money Market Portfolios - Municipal Securities."

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Bond Portfolio has no current intention of so doing, each of the Bond Portfolios may use options and futures contracts. The Short/Intermediate Bond and the Broad Market Bond Portfolios may use forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this Statement of Additional Information.

PARTICIPATION INTERESTS. Each Bond Portfolio may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

The Municipal Bond Portfolio will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from federal income tax to the same extent as the interest on the underlying securities.

REPURCHASE AGREEMENTS. Each Bond Portfolio may invest in repurchase agreements, which were previously described under "Money Market Portfolios - Repurchase Agreements."

SECURITIES LENDING. Each Bond Portfolio may lend securities, within the limitations previously described under "Money Market Portfolios - Securities Lending". The Municipal Bond Portfolio has no current intention of lending its portfolio securities and would do so only under unusual market conditions since the interest income that a Portfolio receives from lending its securities is taxable.

U.S. GOVERNMENT OBLIGATIONS. Each Bond Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Money Market Portfolios - U.S. Government Obligations.")

VARIABLE AND FLOATING RATE SECURITIES. Each Bond Portfolio may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

Each of the Bond Portfolios may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

WHEN-ISSUED SECURITIES. Each Bond Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis, which were previously described under "Money Market Portfolios - When-Issued Securities."

The Municipal Bond Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Portfolio to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Portfolio may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Portfolio may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by SEC guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under outstanding refunding contracts.

ZERO COUPON BONDS. Each Bond Portfolio may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Portfolio to liquidate investments in order to make the required distributions.

Risk Factors Applicable to the Municipal Bond Portfolio:

HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums) and competition among health care providers. In the future, the following may adversely affect the industry: adoption of legislation proposing a national health insurance program; medical and technological advances which alter the demand for health services or the way in which such services are provided; and efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services.

Health care facilities include life care facilities, nursing homes and hospitals. The Municipal Bond Portfolio may invest in bonds to finance these facilities which are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.

HOUSING SECTOR. The Municipal Bond Portfolio may invest in housing revenue bonds which typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.

Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.

Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future: problems in financing large construction programs in an inflationary period; cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities); difficulties in obtaining fuel at reasonable prices; the effects of conservation on the demand for energy; increased competition from alternative energy sources; and the effects of rapidly changing licensing and safety requirements.

PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the "flat tax," that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Bond Portfolio's holdings could be materially affected by such changes in the law, the Board of Trustees would reevaluate the Portfolio's investment objective and policies or consider the Portfolio's dissolution.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 fiscal years, were:

                                  12 MONTHS ENDED       12 MONTHS ENDED
                                      6/30/02               6/30/01
                                  ---------------       ---------------
Short/Intermediate Bond                136%                   88%

Broad Market Bond                      180%                   73%

Municipal Bond                          28%                   36%

During the fiscal year ended June 30, 2002, market volatility remained high, especially in the corporate bond sector. The portfolio managers took advantage of numerous trading opportunities which resulted in higher trading activities in the Short/Intermediate Bond and Broad Market Bond Portfolios. In addition, the increasing account activities (inflows and outflows) in both Portfolios further contributed to higher turnover from the 2001 to 2002 fiscal year.

                              THE EQUITY PORTFOLIOS

The "Equity Portfolios" are the Large Cap Growth, the Large Cap Core, the Small Cap Core, the International Multi-Manager, the Large Cap Value, the Mid Cap Value and the Small Cap Value Portfolios.

The Large Cap Growth and the Small Cap Core Portfolios seek superior long-term growth of capital. The Large Cap Core, the Large Cap Value, the Mid Cap Value and the Small Cap Value Portfolios seek to achieve long-term capital appreciation.- The International Multi-Manager Portfolio seeks superior long-term capital appreciation. Each of the foregoing investment objectives may not be changed without shareholder approval.

The Large Cap Growth Portfolio will invest at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of corporations with a market cap of $5 billion or more, which have above average earnings potential compared to the securities market as a whole. The Large Cap Core Portfolio will invest at least 80% of its total assets, primarily in a diversified portfolio of U.S. equity (or related) securities of medium and large cap corporations. The Small Cap Core Portfolio will invest at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap which at the time of purchase is less than that of the largest stock in the Russell 2000 Index. The foregoing policies may be changed upon 60 days' notice to shareholders.

The Large Cap Value Portfolio will invest its assets in the Large Cap
Value Series which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap of $10 billion or higher ("large cap company") at the time of purchase. Effective January 1, 2003, the Series will consider an issuer to be a large cap company if such company has a market capitalization, at the time of purchase, equal to at least that of the smallest company in the top 40% of the Russell 1000 Value Index. The capitalization of companies that make up the Russell 1000 Value Index will change due to changes in the market. As a result, the capitalization of large cap companies in which the Series will invest will also change. As of September 30, 2002, the market capitalization of the smallest company in the top 40% of the Russell 1000 Value Index is $2.3 billion and the market capitalization of the largest company in such index is $216.3 billion.

The Mid Cap Value Portfolio will invest its assets in the Mid Cap Value Series which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap between $1 and $10 billion ("mid cap company") at the time of purchase. Effective January 1, 2003, the Series will consider an issuer to be a mid cap company if such company has a market capitalization, at the time of purchase, between the capitalization of the smallest and largest company in the Russell Midcap Value Index. The capitalization of companies that make up the Russell Midcap Value Index will change due to changes in the market. As a result, the capitalization of mid cap companies in which the Series will invest will also change. As of September 30, 2002, the capitalization of companies that make up the Russell Midcap Value Index is between $201 million and $10.2 billion.

The Small Cap Value Portfolio will invest its assets in the Small Cap Value Series which invests at least 80% of its total assets in a diversified portfolio of U.S. equity (or related) securities of companies with a market cap of $1 billion or less ("small cap company") at the time of purchase. Effective January 1, 2003, the Series will consider an issuer to be a small cap company if such company has a market capitalization, at the time of purchase, less than the capitalization of the largest stock in the Russell 2000 Value Index. The capitalization of companies that make up the Russell 2000 Value Index will change due to changes in the market. As a result, the capitalization of small cap companies in which the Series will invest will also change. As of September 30, 2002, the capitalization of the largest stock in the Russell 2000 Value Index is less than $1.7 billion.

The foregoing policies may be changed upon 60 days' notice to shareholders.

The International Multi-Manager Portfolio seeks its investment objective by investing at least 85% of its total assets in a diversified portfolio of equity (or related) securities of foreign issuers.

AMERICAN DEPOSITARY RECEIPTS (ADRS) AND EUROPEAN DEPOSITARY RECEIPTS (EDRS). The International Multi-Manager and Large Cap Core Portfolios each may invest in ADRs and EDRs. ADRs and EDRs are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR (a "depositary"). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs and EDRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

CASH MANAGEMENT. The Large Cap Growth, Small Cap Core and the International Multi-Manager Portfolios each will under normal market conditions invest no more than 15% of its total assets in cash and cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow in the Portfolio. Certain of these instruments are described below.

      - MONEY MARKET FUNDS. Each Equity Portfolio may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities.")

      - U.S. GOVERNMENT OBLIGATIONS. Each Equity Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (See "Money Market Portfolios - U.S. Government Obligations.")

      - COMMERCIAL PAPER. Each Equity Portfolio may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the adviser or sub-adviser to be of comparable quality.

      - BANK OBLIGATIONS. Each Equity Portfolio may invest in the same obligations of U.S. banks as the Money Market Portfolios. (See "Money Market Portfolios - Bank Obligations.")


INVESTMENT COMPANY SECURITIES. The International Multi-Manager Portfolio may invest in investment company securities of open-end and closed-end investment company securities, including exchange traded funds ("ETFs"). Such investments are subject to limitations prescribed by the 1940 Act. (See "Money Market Portfolios - Investment Company Securities".)

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

Each Equity Portfolio may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by an NRSRO such as Moody's or S&P, or if unrated, are determined by the adviser or a sub-adviser, as applicable, to be of comparable quality. In addition, the International Multi-Manager Portfolio may invest in non-convertible debt securities issued by foreign governments, international agencies, and private foreign issuers that, at the time of purchase, are rated A or better by an NRSRO, or, if not rated, are judged by the adviser or one or more of the sub-advisers to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Portfolio's purchase of the security, the adviser or a sub-adviser, as applicable, will determine whether it is in the best interest of the Portfolio to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

HEDGING STRATEGIES. Each Equity Portfolio may engage in certain hedging strategies that involve options, futures and, in the case of the International Multi-Manager Portfolio, forward currency exchange contracts and equity swaps. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Each Portfolio may invest no more than 15% of its net assets in illiquid securities. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Portfolio's investment adviser to the Board of Trustees.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The Large Cap Growth, Large Cap Value and Small Cap Core Portfolios each may purchase call options on securities that RSMC intends to include in the Portfolios in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Portfolios may purchase put options to hedge against a decline in the market value of securities held in the Portfolios or in an attempt to enhance return. The Portfolios may write
(sell) put and covered call options on securities in which they are authorized to invest. The Portfolios may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of a Portfolio that are invested in equity (or related) securities, the Portfolio may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. Each Equity Portfolio may invest in repurchase agreements, which were previously described under "Money Market Portfolios - Repurchase Agreements."

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each of the Equity Portfolios is subject to a Portfolio's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the adviser or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Equity Portfolio may lend securities subject to the same conditions applicable to the Money Market Portfolios, as described under "Money Market Portfolios - Securities Lending."

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 fiscal years were:

                                     12 MONTHS ENDED        12 MONTHS ENDED
                                         6/30/02                6/30/01
                                     ---------------        ---------------
Large Cap Growth                           75%                    78%

Large Cap Core                             68%                    72%

Small Cap Core                             44%                    53%

Large Cap Value                            100%                  109%

Mid Cap Value                              143%                  163%

Small Cap Value                            61%                    90%

International Multi-Manager                91%                    86%

                             THE BALANCED PORTFOLIO

AMERICAN DEPOSITARY RECEIPTS (ADRS) AND EUROPEAN DEPOSITARY RECEIPTS (EDRS). The Balanced Portfolio may invest in ADRs and EDRs as previously described under "The Equity Portfolios - American Depositary Receipts (ADRs) And European Depositary Receipts (EDRs)."

ASSET-BACKED SECURITIES. The Balanced Portfolio may invest in asset-backed securities as previously described under "The Bond Portfolios - Asset-Backed Securities."

BANK OBLIGATIONS. The Balanced Portfolio may invest in U.S. dollar-denominated obligations of major banks as previously described under "Money Market Portfolios - Bank Obligations."

CONVERTIBLE SECURITIES. The Balanced Portfolio may invest in convertible securities as previously described under "The Equity Portfolios - Convertible Securities."

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Balanced Portfolio may invest in corporate bonds, notes and commercial paper as previously described under "The Bond Portfolios - Corporate Bonds, Notes And Commercial Paper."

GUARANTEED INVESTMENT CONTRACTS. The Balanced Portfolio may invest in guaranteed investment contracts as previously described under "The Bond Portfolios - Guaranteed Investment Contracts."

HEDGING STRATEGIES. The Balanced Portfolio may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. The Balanced Portfolio may not invest more than 15% of the value of its net assets in illiquid securities.

MONEY MARKET FUNDS. The Balanced Portfolio may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act, as previously described under "The Money Market Portfolios - Investment Company Securities."

MORTGAGE-BACKED SECURITIES. The Balanced Portfolio may invest in mortgage-backed securities as previously described under "The Bond Portfolios - Mortgage - Backed Securities."

MUNICIPAL SECURITIES. The Balanced Portfolio may invest in municipal securities as previously described under "The Bond Portfolios - Municipal Securities."

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. The Balanced Portfolio may use options, futures contracts and forward currency contracts as previously described under "The Bond Portfolios - Options, Futures and Forward Currency Contract Strategies."). For additional information regarding such investment strategies, see Appendix A to this Statement of Additional Information.

PARTICIPATION INTERESTS. The Balanced Portfolio may invest in participation interests in fixed income securities within the limitations previously described under "The Bond Portfolios -- Participation Interests."

REPURCHASE AGREEMENTS. The Balanced Portfolio may invest in repurchase agreements, within the limitations previously described under "Money Market Portfolios - Repurchase Agreements."

RESTRICTED SECURITIES. The Balanced Portfolio may invest in restricted securities, within the limitations previously described under "The Equity Portfolios - Restricted Securities."

SECURITIES LENDING. The Balanced Portfolio may lend securities, which was previously described under "Money Market Portfolios - Securities Lending".

U.S. GOVERNMENT OBLIGATIONS. The Balanced Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as previously described under "Money Market Portfolios - U.S. Government Obligations."

VARIABLE AND FLOATING RATE SECURITIES. The Balanced Portfolio may invest in variable and floating rate securities as previously described under "The Bond Portfolios - Variable and Floating Rate Securities."

WHEN-ISSUED SECURITIES. The Balanced Portfolio may buy when-issued securities or sell securities on a delayed-delivery basis, which were previously described under "Money Market Portfolios - When-Issued Securities."

ZERO COUPON BONDS. The Balanced Portfolio may invest in zero coupon bonds of government or private issuers as previously described under "The Bond Portfolios
- Zero Coupon Bonds."

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Portfolios and their corresponding Series have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Portfolio present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Portfolio. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Portfolio's assets or redemptions of shares will not be considered a violation of the limitation.

MONEY MARKET PORTFOLIOS: Each Money Market Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that each of the Prime Money Market and Premier Money Market Portfolios may invest more than 25% of its total assets in the obligations of banks;

3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that the Portfolio's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.

The investment limitations described above do not prohibit a Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

With respect to the exclusion from the investment limitation described in number 2 above, the Money Market Portfolios have been advised that it is the SEC staff's current position, that the exclusion may be applied only to U.S. bank obligations; the Money Market Portfolios, however, will consider both foreign and U.S. bank obligations within this exclusion. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy.

The following non-fundamental policies apply to each Money Market Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Money Market Portfolio will not:

1.    make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and if at any time the Portfolio's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5. with respect to the U.S. Government, Prime Money Market and Premier Money Market Portfolios only, purchase the securities of any one issuer if as a result more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


BOND PORTFOLIOS:

Each Bond Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.


The investment limitations described above do not prohibit a Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

The following non-fundamental policies apply to the Bond Portfolios and may be changed by the Board of Trustees without shareholder approval. Each Bond Portfolio will not:

1. pledge, mortgage or hypothecate its assets, except the Portfolio may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings, and the Portfolio may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2.    make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Portfolio may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;

5. purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded;

6. write put or call options having aggregate exercise prices greater than 25% of the Portfolio's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options; or


When engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) earmark or set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

EQUITY PORTFOLIOS:

Each Equity Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations;
      (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) for the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios, repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that (1) for the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios, this limitation does not apply to investments in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (2) the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-

      Manager Portfolios, this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, provided that (1) each of the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Portfolio's assets; and (2) each of the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Portfolio's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that (1) the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios additionally may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein; (2) the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that (1) the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios additionally are restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities and (2) the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios each may invest in purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that each of the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may borrow money subject to its investment limitation on borrowing.


The investment limitations described above do not prohibit a Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

The following non-fundamental policies apply to each Equity Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Equity Portfolio will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Portfolio, provided that (1) this limitation does not apply to the Large Cap Growth, Large Cap Core and Small Cap Core Portfolios; and (2) with respect to the Large Cap Value, Small Cap Value, Mid Cap Value and International Multi-Manager Portfolios, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2.    make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that Large Cap Value, Small Cap Value and Mid Cap Value

      Portfolios may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation; or

4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, provided that (1) the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may not borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

When engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) earmark or set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

The Balanced Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.


The investment limitations described above do not prohibit the Balanced Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

The following non-fundamental policies apply to the Balanced Portfolio and may be changed by the Board of Trustees without shareholder approval. The Balanced Portfolio will not:

1. pledge, mortgage or hypothecate its assets, except the Portfolio may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings, and the Portfolio may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2.    make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Portfolio may make initial and variation margin deposits in connection with permitted transactions in options or futures; or

4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.


When engaging in options, futures and forward currency contract strategies, the Portfolio will either: (1) earmark or set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Fund. All persons named as Trustees and officers also serve in a similar capacity for WT Investment Trust I (the "Trust"). Each person listed under "Interested Trustees" below is an "interested person" of the Series' investment advisers, the Fund or the Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Series' investment advisers, the Fund or the Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "Fund Complex" refers to the Fund and the Trust, collectively. The address of each Trustee as it relates to the Fund's business is 1100 North Market Street, Wilmington, DE 19890.

INTERESTED TRUSTEES


                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                         PRINCIPAL               FUND                OTHER
                               POSITION(S)       TERM OF OFFICE         OCCUPATION(S)           COMPLEX          DIRECTORSHIPS
                                HELD WITH         AND LENGTH OF          DURING PAST          OVERSEEN BY           HELD BY
NAME AND DATE OF BIRTH             FUND            TIME SERVED           FIVE YEARS             TRUSTEE             TRUSTEE
----------------------         -------------    ------------------    ---------------       -------------        -------------
ROBERT J. CHRISTIAN(1)           Trustee,       Shall serve until     Chief Investment            40              RSMC
Date of Birth: 2/49            President and    death, resignation    Officer of                                  (registered
                                Chairman of     or removal.           Wilmington Trust                            investment
                                 the Board      Trustee, President    Company since                               adviser)
                                                and Chairman of       February 1996.
                                                the Board since
                                                October 1998.

WILLIAM P. RICHARDS, JR.(2)       Trustee       Shall serve until     Managing Director           40              None
Date of Birth:  11/36                           death, resignation    and Senior
                                                or removal.           Portfolio Manager,
                                                Trustee since         Roxbury Capital
                                                October 1999.         Management LLC
                                                                      since 1998. Prior
                                                                      to 1998, Principal,
                                                                      Roger Engemann &
                                                                      Associates
                                                                      (investment
                                                                      management firm).

(1) Mr. Christian is an "Interested Trustee" by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Trust.

(2) Mr. Richards is an "Interested Trustee" by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Trust.

INDEPENDENT TRUSTEES

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                         PRINCIPAL               FUND                OTHER
                               POSITION(S)       TERM OF OFFICE         OCCUPATION(S)           COMPLEX          DIRECTORSHIPS
                                HELD WITH         AND LENGTH OF          DURING PAST          OVERSEEN BY           HELD BY
NAME AND DATE OF BIRTH             FUND            TIME SERVED           FIVE YEARS             TRUSTEE             TRUSTEE
----------------------         -------------    ------------------    ---------------       -------------        -------------
ROBERT ARNOLD                     Trustee       Shall serve until     Founder and                 40                   N/A
Date of Birth: 3/44                             death, resignation    co-manages, R. H.
                                                or removal.           Arnold & Co., Inc.
                                                Trustee since May     (investment banking
                                                1997.                 company) since 1989.

ERIC BRUCKER                      Trustee       Shall serve until     Dean, School of             40                   N/A
Date of Birth: 12/41                            death, resignation    Business
                                                or removal.           Administration of
                                                Trustee since         Widener University
                                                October 1999.         since July 2001.
                                                                      Prior to that,
                                                                      Dean, College of
                                                                      Business, Public
                                                                      Policy and
                                                                      Health at the
                                                                      University of
                                                                      Maine from
                                                                      September 1998
                                                                      to June 2001,
                                                                      and Dean, School
                                                                      of Management at
                                                                      the University
                                                                      of Michigan
                                                                      prior to
                                                                      September 1998.

NICHOLAS A. GIORDANO              Trustee       Shall serve until     Consultant,                 40             Kalmar Pooled
Date of Birth: 3/43                             death, resignation    financial services                         Investment
                                                or removal.           organizations from                         Trust;
                                                Trustee since         1997 to present;                           Independence
                                                October 1998.         Interim President,                         Blue Cross
                                                                      LaSalle University                         (insurance);
                                                                      from 1998 to 1999;                          Fotoball,
                                                                      President and Chief                         U.S.A.
                                                                      Executive Officer,                         (sporting and
                                                                      Philadelphia Stock                         athletics goods
                                                                      Exchange from 1981                         manufacturer),
                                                                      to 1997.                                   DaisyTek
                                                                                                                 International
                                                                                                                 (wholesale
                                                                                                                 paper and paper
                                                                                                                 products); and
                                                                                                                 Selas
                                                                                                                 Corporation of
                                                                                                                 America
                                                                                                                 (industrial
                                                                                                                 furnaces and
                                                                                                                 ovens).

INDEPENDENT TRUSTEES

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                         PRINCIPAL               FUND                OTHER
                               POSITION(S)       TERM OF OFFICE        OCCUPATION(S)           COMPLEX           DIRECTORSHIPS
                                HELD WITH         AND LENGTH OF         DURING PAST          OVERSEEN BY            HELD BY
NAME AND DATE OF BIRTH             FUND            TIME SERVED          FIVE YEARS             TRUSTEE              TRUSTEE
----------------------         -------------    ------------------    ---------------       -------------        -------------
LOUIS KLEIN JR.                   Trustee       Shall serve until     Self-employed               40             Manville
Date of Birth: 5/35                             death, resignation    financial                                  Personal Injury
                                                or removal.           consultant since                           Settlement
                                                Trustee since         1991.                                      Trust
                                                October 1999.
CLEMENT C. MOORE, II              Trustee       Shall serve until     Managing Partner,           40                   N/A
Date of Birth: 9/44                             death, resignation    Mariemont Holdings,
                                                or removal.           LLC, (real estate
                                                Trustee since         holding and
                                                October 1999.         development
                                                                      company) since 1980.

JOHN J. QUINDLEN                  Trustee       Shall serve until     Retired since 1993.         40             St. Joe Paper
Date of Birth: 5/32                             death, resignation                                                Co.
                                                or removal.
                                                Trustee since
                                                October 1999.

MARK A. SARGENT                   Trustee       Shall serve until     Dean and Professor          40             St. Thomas More
Date of Birth: 4/51                             death, resignation    of Law, Villanova                          Society of
                                                or removal.           University School                          Pennsylvania.
                                                Trustee since         of Law since July
                                                November 2001.        1997.  Associate
                                                                      Dean for
                                                                      Academic
                                                                      Affairs,
                                                                      University of
                                                                      Maryland School
                                                                      of Law from 1994
                                                                      to 1997.

As of the date of this Statement of Additional Information, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of, the Fund, the Trust, any of the Series' advisers or the Distributor or of any company controlled by or under common control with such entities.

EXECUTIVE OFFICERS

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                         PRINCIPAL               FUND                OTHER
                               POSITION(S)       TERM OF OFFICE        OCCUPATION(S)           COMPLEX           DIRECTORSHIPS
NAME, ADDRESS AND               HELD WITH         AND LENGTH OF         DURING PAST          OVERSEEN BY            HELD BY
  DATE OF BIRTH                    FUND            TIME SERVED          FIVE YEARS             TRUSTEE              TRUSTEE
----------------------         -------------    ------------------    ---------------       -------------        -------------
ERIC K. CHEUNG                  Vice President   Shall serve at the   Vice President,             N/A                 N/A
1100 North Market Street                         pleasure of the      Wilmington Trust
Wilmington, DE 19890                             Board and until      Company since 1986;
Date of Birth: 12/54                             successor is         and Vice President
                                                 elected and          and Director,
                                                 qualified.           Rodney Square
                                                 Officer since        Management
                                                 October 1998.        Corporation since
                                                                      2001.

JOSEPH M. FAHEY, JR.                 Vice        Shall serve at the   Vice President,             N/A                 N/A
1100 North Market Street           President     pleasure of the      Rodney Square
Wilmington, DE 19890                             Board and until      Management
Date of Birth: 1/57                              successor is         Corporation since
                                                 elected and          1992.
                                                 qualified.
                                                 Officer since
                                                 November 1999.

FRED FILOON                     Vice President   Shall serve at the   Senior Vice                 N/A                 N/A
520 Madison Avenue                               pleasure of the      President, Cramer
New York, NY 10022                               Board and until      Rosenthal McGlynn,
Date of Birth: 3/42                              successor is         LLC since 1989.
                                                 elected and
                                                 qualified.
                                                 Officer since
                                                 August 2000.

JOHN R. GILES                   Vice President   Shall serve at the   Vice President,             N/A                 N/A
1100 North Market Street                         pleasure of the      Wilmington Trust
Wilmington, DE 19890                             Board and until      Company since 1996.
Date of Birth: 8/57                              successor is
                                                 elected and
                                                 qualified.
                                                 Officer since
                                                 December 1999.


PAT COLLETTI                   Vice President    Shall serve at the   Vice President,             N/A                 N/A
400 Bellevue Parkway           and Treasurer     pleasure of the      Director of
Wilmington, DE 19809                             Board and until      Investment Accounting
Date of Birth: 11/58                             successor is         and Administration
                                                 elected and          of PFPC Inc. since
                                                 qualified.           1999. From 1986
                                                 Officer since        to April 1999,
                                                 May 1999.            Controller for the
                                                                      Reserve Funds.

LEAH M. ANDERSON                   Secretary     Shall serve at the   Officer, Wilmington Trust   N/A                 N/A
1100 North Market Street                         pleasure of the      Company since 1998.
Wilmington, DE  19890                            Board and until      Officer, Rodney Square
Date of Birth: 8/65                              successor is         Management Corporation
                                                 elected and          since 1992.
                                                 qualified.
                                                 Officer since
                                                 October 2002.

RESPONSIBILITIES OF THE BOARD AND COMMITTEES

BOARD. The primary responsibility of the Board is to represent the interests of the shareholders of the Portfolios and to provide oversight management of the Portfolios. Currently the Board is comprised of nine individuals, two of whom are considered Interested Trustees as defined by the 1940 Act. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (i.e. at least quarterly) to review the investment performance of each Portfolio and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met five times during the fiscal year ended June 30, 2002. Currently, the Board has a Nominating Committee, an Audit Committee, a Regulatory Oversight Committee and a Valuation Committee. The responsibilities of each committee and its members are described below.

NOMINATING COMMITTEE. The Board has a Nominating Committee, comprised only of Independent Trustees. Currently, Messrs. Giordano and Quindlen serve on the Nominating Committee. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. During the fiscal year ended June 30, 2002, there was one meeting of the Nominating Committee. Upon the written request of shareholders holding at least 10% of the Fund's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

AUDIT COMMITTEE. The Board has an Audit Committee comprised of Messrs. Giordano, Klein and Quindlen, each an Independent Trustee. Mr. Giordano serves as the chairman of the committee. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Fund's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Fund's basic accounting system and the effectiveness of the Fund's internal accounting controls. During the fiscal year ended June 30, 2002, there were three meetings of the Audit Committee.

REGULATORY OVERSIGHT COMMITTEE. The Board has a Regulatory Oversight Committee, comprised of Messrs. Arnold, Brucker, Moore and Sargent, each an Independent Trustee. Mr. Moore serves as the chairman of the committee. The Regulatory Oversight Committee focuses on any regulatory developments in the mutual fund industry and various regulatory aspects of the operation of the Portfolios. The committee also performs such other tasks as the Board deems necessary. During the fiscal year ended June 30, 2002, there were four meetings of the Regulatory Oversight Committee.

VALUATION COMMITTEE. The Board has a Valuation Committee, comprised of officers of the Fund, which reviews and monitors the Valuation Procedures adopted by the Board. The Valuation Committee is responsible for determining the fair value of each Portfolio's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Portfolios. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee's meeting. During the fiscal year ended June 30, 2002, there was one meeting of the Valuation Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Portfolio and in all registered investment companies overseen by the Trustee within the family of investment companies, as of December 31, 2001.

                                                      AGGREGATE DOLLAR RANGE
                                                      OF EQUITY SECURITIES IN
                                                           ALL REGISTERED
                                                        INVESTMENT COMPANIES
                            DOLLAR RANGE OF EQUITY      OVERSEEN BY TRUSTEE
                                 SECURITIES             WITHIN THE FAMILY OF
NAME OF TRUSTEE               IN EACH PORTFOLIO         INVESTMENT COMPANIES
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
ROBERT J. CHRISTIAN

  Prime Money Market                  over $100,000              over $100,000
  Large Cap Growth                    $50,001 - $100,000
  Small Cap Core                      $50,001 - $100,000
  International Multi-Manager         $1 - $10,000
  Large Cap Value                     $10,001 - $50,000

                                                      AGGREGATE DOLLAR RANGE
                                                      OF EQUITY SECURITIES IN
                                                           ALL REGISTERED
                                                       INVESTMENT COMPANIES
                            DOLLAR RANGE OF EQUITY     OVERSEEN BY TRUSTEE
                                 SECURITIES            WITHIN THE FAMILY OF
NAME OF TRUSTEE               IN EACH PORTFOLIO        INVESTMENT COMPANIES
--------------------------------------------------------------------------------
WILLIAM P. RICHARDS                NONE                 $1 - $10,000

INDEPENDENT TRUSTEES
ROBERT ARNOLD                      NONE                 NONE


ERIC BRUCKER                       NONE                 NONE


NICHOLAS GIORDANO                  NONE                  $10,001-$50,000

                                                      AGGREGATE DOLLAR RANGE
                                                      OF EQUITY SECURITIES IN
                                                           ALL REGISTERED
                                                        INVESTMENT COMPANIES
                            DOLLAR RANGE OF EQUITY      OVERSEEN BY TRUSTEE
                                  SECURITIES            WITHIN THE FAMILY OF
NAME OF TRUSTEE                IN EACH PORTFOLIO        INVESTMENT COMPANIES
--------------------------------------------------------------------------------

LOUIS KLEIN, JR.                      NONE                  over $100,000



CLEMENT C. MOORE, II

  Prime Money Market                  over $100,000         over $100,000


  Tax-Exempt                          over $100,000

  Small Cap Core                      $50,001-$100,000


JOHN J. QUINDLEN                                            over $100,000




                                                      AGGREGATE DOLLAR RANGE
                                                      OF EQUITY SECURITIES IN
                                                           ALL REGISTERED
                                                       INVESTMENT COMPANIES
                         DOLLAR RANGE OF EQUITY         OVERSEEN BY TRUSTEE
                               SECURITIES              WITHIN THE FAMILY OF
NAME OF TRUSTEE             IN EACH PORTFOLIO          INVESTMENT COMPANIES
--------------------------------------------------------------------------------
  Broad Market Bond                   $10,001-$50,000
  International Multi-Manager         over $100,000

MARK A. SARGENT                       NONE                       NONE

As of December 31, 2001, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the advisers or the Distributor.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS. Each of the Portfolio's assets are invested in a corresponding series of the Trust that has the same investment objectives, strategies and limitations as the investing Portfolio. Since each Portfolio operates as a "feeder fund" in a master/feeder structure with a corresponding Series of the Trust, none of the Portfolios have an investment adviser that directly manages its assets. The Portfolios receive investment advisory services indirectly from the investment advisers of the Series. The Trust has retained Cramer Rosenthal McGlynn, LLC ("CRM"), Roxbury Capital Management LLC ("Roxbury"), and Rodney Square Management Corporation ("RSMC") to manage the assets of certain series of the Trust. Each of these advisers has been retained pursuant to a separate investment advisory agreement (collectively, the "Advisory Agreements") which have been approved by the Board of Trustees of the Trust, including the Independent Trustees. The Trust and RSMC have agreed to retain Deutsche Asset Management, Inc. ("DAMI") and Julius Baer Investment Management, Inc. ("JBIMI") to manage the day-to-day investment activities of the International Multi-Manager Series pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements"). Each Advisory Agreement and Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a majority of the outstanding voting securities of the Trust, and in either event, by a majority of the Independent Trustees of the Trust casting votes in person at a meeting called for such purpose.

The Board's decision to approve each Advisory Agreement and Sub-Advisory Agreement reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the Series' Advisory Agreements, the Board considered many factors, including: 1) the Series' investment objectives and long-term performance; 2) the adviser's management philosophy, personnel and processes; 3) the expectations of shareholders; 4) the state of competition in the mutual fund industry; 5) comparable fees in the mutual fund industry; 6) the range and quality of services provided to the Series, the Portfolios and their shareholders in addition to investment advisory services; and 7) the Portfolio's relationship to other portfolios in the Wilmington family of funds.

In assessing an investment adviser's or sub-adviser's performance of its obligations, the Board also considered whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Agreement. In this regard, the Board is mindful of the potential disruption to the operations of the Series and Portfolio and the risks or other effects that could occur as a result of a decision to terminate or not renew an Advisory Agreement. In particular, the Board recognized that most shareholders have invested in the Portfolios on the strength of an investment adviser's or sub-adviser's reputation and in the expectation that the investment adviser or sub-adviser will have a continuing role in providing advisory services to the Portfolio.

The Board also considered the compensation and benefits received by the investment adviser or sub-adviser. This includes fees received for services provided to the Series by an investment adviser, sub-adviser or its affiliates and research services received by the investment adviser or sub-adviser from brokers that execute trades for each Series, as well as advisory fees. The Board was aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the investment adviser or sub-adviser, including the performance of the Series; the investment adviser's or sub-adviser's cost of providing the services; the extent to which the investment adviser or sub-adviser may realize "economies of scale" as the Portfolio grows larger; any indirect benefits that may accrue to the investment adviser or sub-adviser and its affiliates as a result of the investment adviser's or sub-adviser's relationship with the Trust and the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about the facts bearing on the investment adviser's or sub-adviser's service and fee. The Board is aware of these factors and takes them into account in its review of each Advisory Agreement and Sub-Advisory Agreement.

The Board considered these circumstances in light of its accumulated experience in governing the Trust and the Fund and working with the investment adviser or sub-adviser on matters relating to the Trust and the Fund, and was assisted by the advice of legal counsel. In this regard, the Board receives a significant amount of information about the Series, the investment adviser or sub-adviser and the Wilmington Trust Company ("Wilmington Trust") organization on an ongoing basis. The investment adviser or sub-adviser and Wilmington Trust provide information at each regular meeting of the Board, and furnish additional reports in connection with the Board's formal review of the Advisory Agreements. Thus, the Board's evaluation of an Advisory Agreement is informed by reports concerning such matters as: the investment adviser's or sub-adviser's investment philosophy, personnel and processes; each Series' short-term and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor funds), and comments on the reasons for performance; the Portfolio's expenses (including the advisory fee itself and the overall expense structure of the Portfolio, both in absolute terms and relative to competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Series' portfolio securities; the nature and extent of the advisory and other services provided to the Series by the investment adviser or sub-adviser and its affiliates; compliance and audit reports concerning the Portfolios and the companies that service them; and relevant developments in the mutual fund industry. The Board also considers the relationship of the Portfolio to the other portfolios in the Fund Complex, the interdependence resulting from shareholders' asset allocation processes and the exchange privileges between Portfolios.

Not all of the factors and considerations identified above are relevant to every series, nor does the Board consider any one of them to be determinative. The Board bases its decision to approve an Advisory or Sub-Advisory Agreement on all the relevant factors, and with a view to past and future long-term considerations.

Each Advisory and Sub-Advisory Agreement may be terminated by the Trust or the applicable adviser on sixty days written notice without penalty. Each Advisory and Sub-Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Additional information regarding the Advisory Agreements and the fees paid to each of the investment advisers may be found under the heading of "Investment Advisory and Other Services." Additional information regarding the Sub-Advisory Agreements may be found under "Sub-Advisory Services."

COMPENSATION. The fees and expenses of the Independent Trustees are paid by the Fund. The following table shows the fees paid during the fiscal year ended June 30, 2002 to the Independent Trustees for their service to the Fund and the total compensation paid to the Trustees by the Fund Complex.

                                                                        TOTAL
                                      PENSION OR                    COMPENSATION
                                      RETIREMENT       ESTIMATED        FROM
                       AGGREGATE   BENEFITS ACCRUED     ANNUAL      FUND COMPLEX
INDEPENDENT          COMPENSATION   AS PART OF FUND  BENEFITS UPON     PAID TO
TRUSTEE              FROM THE FUND     EXPENSES       RETIREMENT      TRUSTEES
--------------------------------------------------------------------------------
Robert Arnold           $22,032          None            None          $34,550
Eric Brucker            $22,032          None            None          $34,550
Nicholas Giordano       $21,337          None            None          $33,450
Louis Klein, Jr.        $21,337          None            None          $33,450
Clement C. Moore, II    $22,032          None            None          $34,550
John Quindlen           $21,337          None            None          $33,450
Mark A. Sargent         $12,747          None            None          $19,850

                                 CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, each investment adviser and sub-adviser to the Series of the Trust has adopted a Code of Ethics.

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, a sub-adviser, the Trust or the Fund. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Series under certain circumstances.

Under the Joint Code of Ethics adopted by RSMC, the Trust and the Fund, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the individual Codes of Ethics adopted by CRM, Roxbury, DAMI and JBIMI, personal trading is subject to pre-clearance and other conditions set forth in their respective Codes.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust and the Fund, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Fund's registration statement with the SEC.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of the shareholders of that Portfolio. As of October 10, 2002, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Portfolio were as follows:

PREMIER MONEY MARKET PORTFOLIO (INSTITUTIONAL CLASS SHARES)

      Kiewit Coal Properties, Inc.                                20.78%
      One Thousand Kiewit Plaza
      Omaha, NE  68131

      LA Power Joint VE                                            6.99%
      One Thousand Kiewit Plaza
      Omaha, NE  68131

      Kiewit Construction                                          9.15%
      One Thousand Kiewit Plaza
      Omaha, NE  68131

      Kiewit FCI Manson                                           15.03%
      Skyway Bridge Co.
      One Thousand Kiewit Plaza
      Omaha, NE  68131

PRIME MONEY MARKET PORTFOLIO (INVESTOR CLASS SHARES)

      Saxon & Co.                                                 67.01%
      P.O. Box 7780-1888
      Philadelphia, PA  19182

      Wilmington Trust Company                                     5.97%
      c/o Joan Siegle
      1100 North Market Street
      Wilmington, DE  19801-1243

PRIME MONEY MARKET PORTFOLIO (SERVICE CLASS SHARES)

      Lack & Lindsay                                              94.65%
      Attn:  Mutual Funds Unit
      1100 North Market Street
      Wilmington, DE  19890

U.S. GOVERNMENT PORTFOLIO (INVESTOR CLASS SHARES)

      Wilmington Trust Company                                    94.77%
      Pondview Load Trust
      FBO Chase Manhattan Bank
      270 Park Avenue
      New York, NY  10017

U.S. GOVERNMENT PORTFOLIO (SERVICE CLASS SHARES)

      Lack & Lindsay                                              99.37%
      Attn:  Mutual Funds Unit
      1100 North Market Street
      Wilmington, DE  19890

TAX-EXEMPT PORTFOLIO (INVESTOR CLASS SHARES)

      Saxon & Co.                                                 91.17%
      P.O. Box 7780-1888
      Philadelphia, PA  19182

TAX-EXEMPT PORTFOLIO (SERVICE CLASS SHARES)

      Lack & Lindsay                                              99.05%
      Attn:  Mutual Funds Unit
      1100 North Market Street
      Wilmington, DE  19890

SHORT/INTERMEDIATE BOND PORTFOLIO (INSTITUTIONAL CLASS SHARES)

      Wilmington Trust Company                                     8.59%
      FBO WTC Pension Fund
      1100 N. Market Street
      Wilmington, DE  19890

      Wilmington Trust Company                                     6.41%
      FBO University of Delaware
      1100 N. Market Street
      Wilmington, DE  19890

      Kiewit Construction Group, Inc.                             27.70%
      One Thousand Kiewit Plaza
      Omaha, NE  68131

BROAD MARKET BOND PORTFOLIO (INSTITUTIONAL CLASS SHARES)

      Wilmington Trust Company                                    20.12%
      FBO WTC Pension Fund
      1100 N. Market Street
      Wilmington, DE  19899

      Wilmington Trust Company                                    10.70%
      FBO Playtex Products Inc. Retirement Plan
      1100 N. Market Street
      Wilmington, DE  19890

      Kiewit Construction Group, Inc.                             19.37%
      One Thousand Kiewit Plaza
      Omaha, NE  68131

      Delaware Charter Guarantee & FBO Principal                   8.60%
      P.O. Box 8704
      Wilmington, DE  19899

MUNICIPAL BOND PORTFOLIO (INSTITUTIONAL CLASS SHARES)

      100 West 10th Street Corp.                                  21.92%
      1100 North Market Street
      Wilmington, DE  19890

      Wilmington Brokerage Services Co.                            8.77%
      Attn. James V. Scorria
      P.O. Box 8988
      Wilmington, DE  19899

      National Financial Services Corp.                            7.43%
      For Attn:  Rick Ricon
      One World Financial Center, Church Street Station
      P.O. Box 3908
      New York, NY  10008-3908

LARGE CAP CORE PORTFOLIO (INSTITUTIONAL CLASS SHARES)

      Northern Trust Company                                      26.42%
      Trustee for Continental Kiewit Inc. Pension Plan
      P.O. Box 92956
      Chicago, IL  60675

      American Express Trust Company                              19.35%
      FBO American Express Trust Retirement Services Plans
      50534 AXP Financial Center
      Minneapolis, MN  55474

      Global Surety & Insurance Co.                               10.12%
      Attn:  Kevin Anderson
      One Thousand Kiewit Plaza
      Omaha, NE  68131

      State Street                                                 7.52%
      FBO Decker Coal Company Pension Plan
      200 Newport Ave
      North Quincy, MA  02171

      State Street                                                 5.06%
      FBO Black Butte Comp. Pension Plan
      200 Newport Ave
      North Quincy, MA  02171

      Wilmington Trust Company                                     9.63%
      FBO WTC Pension Plan
      1100 N. Market Street
      Wilmington, DE  19890

LARGE CAP GROWTH PORTFOLIO (INSTITUTIONAL CLASS SHARES)

      National Financial Service Corp.                             5.25%
      Attn:  Rick Ricon
      One World Financial Center
      Church Street Station
      New York, NY 10008

      Wilmington Trust Company                                    14.60%
      For Wilmington Trust Company Pension Trust
      c/o Mutual Funds
      P.O. Box 8882
      Wilmington, DE  19899

      Wilmington Trust Company                                     7.69%
      FBO University of Virginia
      c/o Mutual Funds
      P.O. Box 8882
      Wilmington, DE  19899

      Global Surety & Insurance                                    5.34%
      Attention Kevin Anderson
      One Thousand Kiewit Plaza
      Omaha, NE  68131

      Delaware Charter Guarantee & FBO Principal                  23.30%
      P.O. Box 8704
      Wilmington, DE  19899

LARGE CAP VALUE PORTFOLIO (INSTITUTIONAL CLASS SHARES)

      Wilmington Trust Company                                    19.16%
      For Wilmington Trust Company Pension Trust
      1100 N. Market Street
      Wilmington, DE  19890

      Global Surety & Insurance Co.                               10.41%
      Attn:  Kevin Anderson
      One Thousand Kiewit Plaza
      Omaha, NE  68131

      Delaware Charter Guarantee & FBO Principal                  31.27%
      P.O. Box 8704
      Wilmington, DE  19899

SMALL CAP CORE PORTFOLIO (INSTITUTIONAL CLASS SHARES)

      Global Surety & Insurance Co.                                6.26%
      Attn:  Kevin Anderson
      One Thousand Kiewit Plaza
      Omaha, NE  68131

      Wilmington Trust Company                                    11.25%
      FBO WTC Pension Fund
      1100 N. Market Street
      Wilmington, DE  19890

      Delaware Charter Guarantee & FBO Principal                  15.85%
      P.O. Box 8704
      Wilmington, DE  19899

INTERNATIONAL MULTI-MANAGER PORTFOLIO
(INSTITUTIONAL CLASS SHARES)

      Wilmington Trust Company                                    17.58%
      FBO WTC Pension Fund
      1100 N. Market Street
      Wilmington, DE  19890

      Delaware Charter Guarantee & FBO Principal                   9.02%
      P.O. Box 8704
      Wilmington, DE  19899

                    INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION

RSMC serves as the investment adviser to the Large Cap Core, Small Cap Core, International Multi-Manager, Short/Intermediate Bond, Broad Market Bond, Municipal Bond, Prime Money Market, Premier Money Market, U.S. Government, Tax-Exempt, and WT Balanced Series. RSMC is located at 1100 North Market Street, Wilmington,

Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Balentine and Company LLC, and Wilmington Trust FSB, wholly owned subsidiaries of Wilmington Trust Corporation, are registered investment advisers. In addition, Wilmington Brokerage Services Company, a subsidiary of Wilmington Trust, is a registered investment adviser and broker-dealer.

As of September 3, 2002, the International Multi-Manager Series will pay RSMC a monthly advisory fee at the annual rate of 0.15% of the Series' average daily net assets.

Under an amended advisory agreement dated May 9, 2001, the Large Cap Core Series pays a monthly fee to RSMC at the annual rate of 0.70% of the Series' first $1 billion of average daily net assets; 0.65% of the Series' next $1 billion of average daily net assets; and 0.60% of the Series' average daily net assets over $2 billion. The Small Cap Core Series pays RSMC a monthly advisory fee at the annual rate of 0.60% of the Series' first $1 billion of average daily net assets; 0.55% of the Series' next $1 billion of average daily net assets; and 0.50% of the Series' average daily net assets over $2 billion. Each of the Short/Intermediate Bond, Broad Market Bond and Municipal Bond Series pays a monthly fee to RSMC at the annual rate of 0.35% of the Series' first $1 billion of average daily net assets; 0.30% of the Series' next $1 billion of average daily net assets; and 0.25% of the Series' average daily net assets over $2 billion. Each of the Prime Money Market Series, the U.S. Government Series and the Tax-Exempt Series pays a monthly fee to RSMC at the annual rate of 0.47% of the Series' first $1 billion of average daily net assets; 0.43% of the Series' next $500 million of average daily net assets; 0.40% of the Series' next $500 million of average daily net assets; and 0.37% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month. The Balanced Series pays a monthly fee to RSMC at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month. The Premier Money Market Series pays a monthly fee to RSMC at the annual rate of 0.20% of its average daily net assets. For its services as adviser, RSMC received the following fees:

                                      12 MONTHS    12 MONTHS
                                        ENDED        ENDED          12 MONTHS
                                       6/30/02      6/30/01       ENDED 6/30/00
                                     -----------  -----------     -------------
Premier Money Market Series          $ 1,270,445  $ 1,202,341     $   677,240(1)
Prime Money Market Series            $11,213,385  $10,433,544     $ 9,040,719
U.S. Government Series               $ 5,090,402  $ 4,519,119     $ 3,240,463
Tax-Exempt Series                    $ 2,737,675  $ 2,394,803     $ 2,104,423
Short/Intermediate Bond Series       $   577,725  $    72,564(2)  $   515,635
Large Cap Core Series                $   698,806  $   111,101(2)  $   905,961
Broad Market Bond Series             $   419,753  $    55,847(2)  $   305,276
Municipal Bond Series                $    94,309  $    11,289(2)  $    55,020
International Multi-Manager Series   $   432,164  $    73,666(2)  $   517,304
Small Cap Core Series                $   770,570  $   112,621(2)  $   502,815

(1)   For the period November 1, 1999 to June 30, 2000.

(2)   For the period May 9, 2001 through June 30, 2001.

RSMC has contractually agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed the following amounts with respect to the following portfolios:

PORTFOLIO                                      CLASS                 EXPENSE CAP
---------                                      -----                 -----------
Premier Money Market Portfolio                 Institutional         0.20%
                                               Service               0.45%

Wilmington Large Cap Core Portfolio            Institutional         0.80%
                                               Investor              1.05%

Balentine Premier Money Market Portfolio       Service               0.93%

Wilmington Municipal Bond Portfolio            Institutional         0.75%
                                               Investor              1.00%

This waiver will remain in place until November 1, 2005. The Board may, in its discretion, may terminate the expense limitation arrangement with respect to any Portfolio or class thereof prior to such termination date.

Pursuant to RSMC's contractual waiver obligations to the Series, RSMC waived fees and reimbursed expenses in the following amounts:

                               12 MONTHS ENDED  12 MONTHS ENDED  12 MONTHS ENDED
                                    6/30/02         6/30/01          6/30/00
                               ---------------  ---------------  ---------------
Premier Money Market Series         $610,062      $474,469         $313,343(1)
Large Cap Core Series               $198,633      $ 14,016(2)           N/A
Municipal Bond Series               $ 49,087      $ 24,454(2)      $ 55,020

(1)  For the period November 1, 1999 to June 30, 2000.

(2)  For the period May 9, 2001 through June 30, 2001.

Prior to May 9, 2001, Wilmington Trust served as the adviser to the Short/Intermediate Bond Series, the Broad Market Bond Series, the Municipal Bond Series, the Large Cap Core Series, the Small Cap Core Series and the International Multi Manager Series. Prior to November 1, 1999, Wilmington Trust served as the adviser to the Premier Money Market Series, the Large Cap Growth Series and the Large Cap Value Series.

For Wilmington Trust's services as investment adviser to each Series, Wilmington Trust received the following fees:

                                             6/30/00 TO     12 MONTHS ENDED
                                               5/9/01           6/30/00
                                             ----------     ---------------

Premier Money Market Series                        N/A          $327,586(1)
Short/Intermediate Bond Series                $432,655          $515,635

Large Cap Core Series                         $694,972          $905,961
Broad Market Bond Series                      $281,121          $305,276
Municipal Bond Series                         $ 53,999          $ 55,020
Large Cap Growth Series                            N/A          $397,459(1)
International Multi-Manager Series            $440,256          $517,304

Small Cap Core Series                         $549,354          $502,815
Large Cap Value Series                             N/A          $131,600(1)

(1)   For the period July 1, 1999 to October 31, 1999.

For its services as adviser, Wilmington Trust waived the following fees:

                                      12 MONTHS            12 MONTHS
                                        ENDED                ENDED
                                       6/30/01              6/30/00
                                      ---------            ---------

Premier Money Market Series                 N/A            $286,696(1)
Short/Intermediate Bond                $ 84,213            $189,596
Series
Large Cap Core Series                  $195,843            $230,030
Broad Market Bond Series               $108,377            $143,584
Municipal Bond Series                  $ 39,851            $  7,707
Large Cap Growth Series                     N/A            $ 56,620(1)
International Multi-                   $174,323            $169,523
Manager Series
Small Cap Core Series                  $ 72,629            $ 96,214
Large Cap Value Series                      N/A            $139,897(1)

(1)   For the period July 1, 1999 to October 31, 1999.

CRAMER ROSENTHAL MCGLYNN, LLC

CRM is located at 707 Westchester Avenue, White Plains, New York 10604, and serves as investment adviser to the Large Cap Value, the Mid Cap Value and the Small Cap Value Series. CRM and its predecessors have managed investments in small, medium and large capitalization companies for over 29 years. CRM is 36.53% owned by Cramer, Rosenthal, McGlynn, Inc. ("CRM, Inc."), the controlling member of CRM. All shareholders of CRM, Inc. are senior officers of CRM. CRM is registered as an investment adviser with the SEC. Wilmington Trust Corporation has controlling interest in CRM.

Under the advisory agreement, the Large Cap Value Series pays a monthly advisory fee to CRM at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets over $2 billion. The Mid Cap Value Series and the Small Cap Value Series each pay a monthly advisory fee to CRM at the annual rate of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next $1 billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion. For the past three fiscal years, CRM received the following fees:

                               12 MONTHS ENDED  12 MONTHS ENDED  12 MONTHS ENDED
                                   6/30/02          6/30/01         6/30/00(1)
                               ---------------  ---------------  ---------------
 Large Cap Value Series           $  425,733       $  449,744       $  305,109
 Mid Cap Value Series             $  629,680       $  242,848       $   91,720
 Small Cap Value Series           $2,579,092       $1,635,197       $1,277,831

(1) For the period November 1, 1999 to June 30, 2000.

Prior to April 2, 2001, CRM agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that limited annual operating expenses to not more than 1.25% of average daily net assets for the Mid Cap Value Series, and Small Cap Value Series, and 1.00% of average daily net assets for the Large Cap Value Series. The termination of these expense limitations was approved by the Board of Trustees effective April 2, 2001. For its services as adviser, CRM waived the following fees.

                         12 MONTHS ENDED    12 MONTHS ENDED    12 MONTHS ENDED
                             6/30/02             6/30/01           6/30/00
                         ---------------    ---------------    ---------------
Large Cap Value Series       $10,402            $101,675          $112,969
Mid Cap Value Series         $     0            $ 78,136          $129,279
Small Cap Value Series       $     0            $     0           $      0

ROXBURY CAPITAL MANAGEMENT

Roxbury, 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, serves as the investment adviser to the WT Large Cap Growth Series. Roxbury is engaged in a variety of investment advisory activities including the management of separate accounts. Wilmington Trust Corporation has controlling interest in Roxbury.

Under the advisory agreement, the WT Large Cap Growth Series pays a monthly advisory fee to Roxbury at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets. For the past two fiscal years, Roxbury received the following fees:

                                   12 MONTHS ENDED      12 MONTHS ENDED
                                       6/30/02              6/30/01
                                   ---------------      ---------------
  WT Large Cap Growth Series          $628,823            $1,196,668

Prior to April 2, 2001, Roxbury agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that limited annual operating expenses to not more than 1.00% of average daily net assets for the WT Large Cap Growth Series. The termination of these expense limitations was approved by the Board of Trustees effective April 2, 2001. For its services as adviser to the WT Large Cap Growth Series for the period ended June 30, 2001, Roxbury waived fees of $70,090.

ADVISORY SERVICES. Under the terms of each Advisory Agreement, each adviser agrees to: (a) direct the investments of each Series, subject to and in accordance with the Series' investment objective, policies and limitations set forth in the Prospectus and this Statement of Additional Information; (b) purchase and sell for each Series, securities and other investments consistent with the Series' objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Series;
(d) pay the salaries of all personnel of the adviser performing services relating to research, statistical and investment activities on behalf of the Series; (e) make available and provide such information as the Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Series and its investment activities. Additionally, each adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Series. The Trust and/or each adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the adviser delegates any or all of its duties as listed.

The Advisory Agreements provide that each adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the Interested Trustees who are affiliated with an adviser and the salaries of all personnel of each adviser performing services for each Portfolio relating to research, statistical and investment activities are paid by the adviser.

                              SUB-ADVISORY SERVICES

INTERNATIONAL MULTI-MANAGER SERIES ONLY:

As of September 3, 2002, the sub-advisers to the Series are Deutsche Asset Management, Inc. ("DAMI") and Julius Baer Investment Management Inc. ("JBIMI"). DAMI is located at 345 Park Avenue, New York, NY 10154. and JBIMI is located at 330 Madison Avenue, New York, NY 10017. Prior to September 3, 2002, the sub-advisers to the Series were Clemente Capital, Inc. ("CLEMENTE"), Invista Capital Management, LLC ("Invista") and Zurich Scudder Investments, Inc. ("Zurich") (collectively, the "Former Sub-Advisers").

For investment advisory services rendered, each Former Sub-Adviser was paid a monthly portfolio management fee at an annual rate of 0.50% of the average daily net assets under the sub-adviser's management. For services rendered, the Former Sub-Advisers received the following fees:

                     12 MONTHS ENDED     12 MONTHS ENDED     12 MONTHS ENDED
                         6/30/02             6/30/01             6/30/00
                     ---------------     ---------------     ---------------
Clemente                $100,046            $130,772            $130,418

Invista                 $108,527            $135,320            $129,289

Zurich                  $123,860            $134,474            $139,582

The International Multi-Manager Series will be directly responsible for paying JBIMI a monthly sub-advisory fee at the annual rate of 0.50% of the Series' average daily net assets under its management. The Series will also pay DAMI a monthly sub-advisory fee at the annual rate of 0.50% of the Series' average daily net assets under its management. Once the net assets under DAMI's management reaches $50 million, the annual rate of its sub-advisory fee will be reduced to 0.35%.

SUB-ADVISORY AGREEMENTS. Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority (including the selection of brokers and dealers for the execution of the Series' portfolio transactions) with respect to the portion of the Series' assets allocated to it by RSMC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the Series' investment objective, policies and restrictions and the instructions of the Board of Trustees and RSMC.

Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Sub-Advisory Agreement continues in effect for two years and then from year to year so long as continuance of each such Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Fund (without penalty, by action of the Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities) or by RSMC or the sub-adviser. Each Sub-Advisory Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.

                    ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration and Accounting Services Agreement dated September 1, 2002, RSMC, an affiliate of the Trust, performs certain administrative services for the Fund. For its services, the Fund pays RSMC a fee of .09% of the Portfolios' average daily net assets up to $1 billion; .07% of the next $500,000 of average daily net assets; .05% of the next $500,000 average daily net assets; and .03% of the Portfolios' average daily net assets that are greater than $2 billion.

The Administration and Accounting Services Agreement permits RSMC to delegate its responsibilities to another party. RSMC has retained PFPC Inc. to serve as a sub-administrator to provide certain services such as preparing shareholder reports, providing statistical and research data, assisting the advisers in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Portfolios and the Series. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC include determining the net asset value per share of each Portfolio and maintaining records relating to the securities transactions of the Portfolio. Prior to September 1, 2002, PFPC provided administrative and accounting services for the Fund.

ADDITIONAL SERVICE PROVIDERS

INDEPENDENT AUDITORS. Ernst & Young, LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the independent auditor to the Fund and WT Investment Trust I, providing services which include (1) auditing the annual financial statements for the Portfolios, (2) assistance and consultation in connection with SEC filings and (3) preparation of the annual federal income tax returns filed on behalf of each Portfolio.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Fund and WT Investment Trust I.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890, serves as the Custodian.

TRANSFER AGENT. PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19890-0001, serves as the Transfer Agent and Dividend Paying Agent.

                  DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

The Distributor is currently located at 3200 Horizon Drive, King of Prussia, PA 19406. Effective January 1, 2003 the Distributor will be located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as the underwriter of the Portfolios' shares pursuant to a Distribution Agreement with the Fund. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Portfolios as agent for the Fund. Shares of the Portfolios are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use all reasonable efforts to secure purchasers for Investor class shares of the Portfolios and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Investor class shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Portfolios' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Portfolios' Institutional class shares.

The Distribution Agreement became effective as of January 2, 2001 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees.. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Portfolios or their shareholders for losses arising in connection with the sale of Portfolio shares.

The Distribution Agreement terminates automatically in the event of an assignment. The Agreement is also terminable without payment of any penalty with respect to any Portfolio (i) (by vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Portfolio or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Portfolio) on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty
(60) days' written notice to the Portfolio. The Distributor will be compensated for distribution services according to the Investor class 12b-1 Plan which became effective on November 1, 1999 regardless of the Distributor's expenses. The Investor class 12b-1 Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Distributor ("Service Organizations") and other financial institutions for distribution and shareholder servicing activities.

The Investor Shares 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the Investor Shares of each Portfolio's average net assets; and (ii) limitations set from time to time by the Board of Trustees. The Board of Trustees has only authorized implementation of a 12b-1 fee for annual payments of up to 0.10% of the Investor Shares of each of the Money Market Portfolio's average net assets to reimburse the Distributor for making payments to certain Service Organizations who have sold Investor Shares of the Portfolios and for other distribution expenses.

Under the Investor Shares 12b-1 Plan, if any payments made by the adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Portfolio of the distribution of its Investor Shares, such payments are authorized. Each Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. The advisers and sub-advisers place all portfolio transactions on behalf of each Series, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Debt securities purchased and sold by the Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. Brokerage commissions paid by each of the Series for the last three fiscal years ended June 30, 2002 are as follows:

                                                    12 Months Ended

                                         6/30/02        6/30/01        6/30/00
                                       -----------    -----------    -----------
Large Cap Growth Series                $   214,073    $   264,249    $   334,125
Large Cap Core Series                  $   199,976    $   174,835    $    43,966
Small Cap Core Series                  $   207,130    $   126,029    $   110,997
Large Cap Value Series                 $   280,192    $   271,295    $   307,935
Mid Cap Value Series                   $   678,656    $   244,108    $    93,494
Small Cap Value Series                 $ 1,157,309    $   682,244    $   463,676
International Multi-Manager Series     $   241,398    $   309,647    $   285,574

The variation in brokerage commissions paid by Large Cap Core Series for the last three fiscal years was due to the Series' investment adviser disposing of and acquiring a number of securities in an effort to have the Series' portfolio aligned more with its benchmark.

The variation in brokerage commissions paid by the Mid Cap Value Series and Small Cap Value Series for the fiscal year ended June 30, 2002, as compared to the prior fiscal year, was due to a significant fluctuation of asset levels and a volatile market, which in effect resulted in an increase in transactions on which commissions were paid.

BROKERAGE SELECTION. The primary objective of the advisers and sub-advisers in placing orders on behalf of the Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, each adviser considers, among other things: (i) the price of the securities to be purchased or sold;
(ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Series or to the advisers or sub-advisers.

Section 28(e) of the Securities Exchange Act of 1934 provides that the advisers and sub-advisers, under certain circumstances, lawfully may cause an account to a higher commission than the lowest available. Under Section 28(e), the advisers and sub-advisers are required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or [the adviser or sub-adviser's] overall responsibilities with respect to accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the adviser or sub-adviser, as the case may be, in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Series may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement an adviser or sub-adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with an adviser or sub-adviser's personnel with respect to computerized systems and data furnished to the adviser or sub-adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the advisers and sub-advisers since the broker-dealers used by the advisers and sub-advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the advisers and sub-advisers with a diverse perspective on financial markets. Research services provided to an adviser or sub-adviser by broker-dealers are available for the benefit of all accounts managed or advised by such adviser or sub-adviser or by their respective affiliates. The advisers and sub-advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. Portfolio transactions, however, will not be directed by the Series to dealers solely on the basis of research services provided. During the fiscal year ended June 30, 2002, each Series directed transactions and paid related brokerage commissions because of research services provided in the following amounts:

                                               12 Months Ended 6/30/02
                                       Transactions Directed  Commissions Paid
Large Cap Growth Series                     $17,160,692           $ 22,636
Large Cap Value Series                      $13,980,197           $ 31,242
Mid Cap Value Series                        $32,627,299           $ 81,461
Small Cap Value Series                      $31,386,896           $103,177
International Multi-Manager Series                  N/A           $ 47,378

ALLOCATION OF PORTFOLIO TRANSACTIONS. Some of the advisers' or sub-advisers' other clients have investment objectives and programs similar to that of the Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the advisers and sub-advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Fund issues three separate classes of shares. Each Portfolio offers Institutional and Investor Shares, except (1) the Premier Money Market Portfolio which issues Institutional and Service Shares only (2) the Prime Money Market Portfolio, the U.S. Government Portfolio and the Tax-Exempt Portfolio which issue Investor and Service Shares only and (3) the Balanced Portfolio which issues Institutional, Investor and Service Shares. The shares of each Portfolio, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that
(i) Investor Shares pay Rule 12b-1 distribution expenses (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid), and (ii) the Service Shares pay a shareholder service fee of 0.25% of the average net assets of the Service Shares. The net income attributable to Investor or Service Shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 distribution fees; accordingly, the net asset value of the Investor and Service Shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

Shares of a Portfolio entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Portfolio and class take separate votes on matters affecting only that Portfolio or class. For example, a change in the fundamental investment policies for a Portfolio would be voted upon only by shareholders of that Portfolio.

The Portfolios do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Portfolio's outstanding shares.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Portfolios for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Portfolio IRA, call the transfer agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Portfolio shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Portfolio shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Portfolio, at 2:00 p.m. Eastern Time for the Prime Money Market, Premier Money Market and U.S. Government Portfolios, or at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), for the Bond and Equity Portfolios, on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the transfer agent at (800) 336-9970. This service is generally not available for Wilmington Trust's trust account clients, since similar services are provided through Wilmington Trust. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Portfolio shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, the advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Check: You may utilize the check writing option to redeem shares of the Prime Money Market, the U.S. Government and the Tax-Exempt Portfolios by drawing a check for $500 or more against a Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Portfolio account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Portfolio shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "insufficient funds" and returned checks. These charges will be paid by redeeming an appropriate number of Portfolio shares automatically. Each Portfolio and the transfer agent reserve the right to terminate or alter the check writing service at any time. The transfer agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the transfer agent for further information. This service is generally not available for clients of Wilmington Trust through their trust or corporate cash management accounts, since it is already provided for these customers through Wilmington Trust. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Portfolio shares.

Systematic Withdrawal Plan: If you own shares of a Portfolio with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for Wilmington Trust's trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Portfolios, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Wilmington Trust who have purchased shares through their trust accounts at Wilmington Trust and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact Wilmington Trust or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Portfolio's securities or to determine the value of a Portfolio's net assets, or
(d) ordered by a governmental body having jurisdiction over a Portfolio for the protection of the Portfolio's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.

Each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Portfolio and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Portfolio has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Portfolio for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. Each of the Money Market Portfolios' securities is valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of a Money Market Portfolio's securities based upon their amortized cost and the accompanying maintenance of each Portfolio's per share net asset value of $1.00 is permitted in accordance with

Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies - Money Market Portfolios." In connection with the use of the amortized cost valuation technique, each Portfolio's Board of Trustees has established procedures delegating to the adviser the responsibility for maintaining a constant net asset value per share. Such procedures include a daily review of each Portfolio's holdings to determine whether a Portfolio's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.

Should a Money Market Portfolio incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if a Portfolio's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

For the Bond Portfolios and the Equity Portfolios, the net asset value per share of each Portfolio is determined by dividing the value of the Portfolio's net assets by the total number of Portfolio shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Portfolios are open for business. The Portfolios are open for business on days when the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve Bank are open for business.

In valuing a Portfolio's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Portfolio on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Portfolio on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which the International Multi-Manager Portfolio's net asset value is not calculated and investors will be unable to buy or sell shares of the Portfolio. Calculation of the Portfolio's net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS

Dividends from the Money Market Portfolios are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-Business Days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the U.S. Government Portfolio may be exempt from state taxes.

Dividends from the Bond Portfolios' net investment income are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-Business Days on which dividends are not declared. However, no such dividend included any amount of net income earned in a subsequent semiannual period. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, after deducting any available capital loss carryovers, are declared and paid annually.

Dividends from the Equity Portfolios' net investment income and distributions of
(1) net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, after deducting any available capital loss carryovers, and (2) in the case of the International Multi-Manager Portfolio, net gains realized from foreign currency transactions are declared and paid to its shareholders annually.

Dividends, if any, from the Balanced Portfolio's net investment income dividends are declared and paid quarterly. Dividends, if any, from the Balanced Portfolio's capital gains are declared and paid annually.

A dividend or distribution paid by a Portfolio which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                           TAXATION OF THE PORTFOLIOS

GENERAL. Each Portfolio is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain) and, in the case of the International Multi-Manager Portfolio, net gains from certain foreign currency transactions) and at least 90% of its net income from tax-exempt obligations as well as meet several additional requirements. For each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If a Portfolio failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Portfolio will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Portfolio will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Portfolio is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includable gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 20%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares in a Portfolio. If a Portfolio invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Portfolio realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain.

Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

Investors should be aware that if Portfolio shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares.

MONEY MARKET PORTFOLIOS: With respect to the U.S. Government Portfolio, Premier Money Market Portfolio and Prime Money Market Portfolio, distributions from a Portfolio's investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Because each of the Portfolios' net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporate shareholders.

BOND PORTFOLIOS: Each Bond Portfolio may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Portfolio must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Portfolio must distribute annually substantially all of its investment company taxable income and net tax-exempt income, including any original issue discount, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAX-EXEMPT PORTFOLIO AND MUNICIPAL BOND PORTFOLIO: Each of these Portfolios will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under Section 103(a) of the Code; both Portfolios intend to continue to satisfy this requirement. Distributions that a Portfolio properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be tax preference items for purposes of the Alternative Minimum Tax ("AMT"). If the aggregate exempt interest dividends exceed a Portfolio's net tax-exempt income, then only a portion of the excess dividend will be excludable from the shareholders' gross income. The shareholders' treatment of dividends from a Portfolio under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, each Portfolio may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.

Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a tax preference item for AMT purposes. Furthermore, even interest on tax-exempt securities held by a Portfolio that are not PABs, which interest otherwise would not be a tax preference item, nevertheless may be indirectly subject to the AMT in the hands of corporate shareholders when distributed to them by the Portfolio. Generally, PABs are issued by or on behalf of public authorities to finance various privately operated facilities. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisors before purchasing a Portfolio's shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

Individuals who receive Social Security and railroad retirement benefits may be required to include up to 85% of such benefits in taxable income if their modified adjusted gross income (including income from tax-exempt sources such as the Tax-Exempt and Municipal Bond Portfolios) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from each Portfolio still are tax-exempt to the extent described in the prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

The Municipal Bond Portfolio may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with original issue discount ("OID"), the sum of its issue price plus accrued OID, except that market discount that is less than the product of (1) 1/4 of 1% of the redemption price at maturity multiplied by (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Municipal Bond Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

The Tax-Exempt and Municipal Bond Portfolios inform shareholders within 60 days after their fiscal year-end of the percentage of its income distributions designated as exempt-interest dividends. The percentage is applied uniformly to all distributions made during the year, so the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of a Portfolio's income that was tax-exempt during the period covered by the distribution.

SHORT/INTERMEDIATE BOND PORTFOLIO AND BROAD MARKET BOND PORTFOLIO: Interest and dividends received by the Short/Intermediate Bond Portfolio and the Broad Market Bond Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

EQUITY PORTFOLIOS: It is anticipated that all or a portion of the dividends from the net investment income of each Equity Portfolio other than the International Multi-Manager Portfolio will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Portfolios are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of the Portfolio's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by the Portfolio from taxable U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

Each Equity Portfolio will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as qualifying for the dividends received deduction.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by the International Multi-Manager Portfolio may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the International Multi-Manager Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Portfolio. If the election is made, the Portfolio will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S.

possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Portfolio will report to its shareholders within 60 days after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions, as well as the amount of foreign taxes that are not allocable as a credit, if it makes this election. If the Portfolio makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

The International Multi-Manager Portfolio may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Portfolio is a U.S. shareholder -- that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Portfolio acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. In general, an excess distribution is the excess (if any) of (i) the amount of distributions received by a PFIC stockholder during the taxable year; over (ii) 125% of the average amount received during the preceding three years (or holding period). The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If the International Multi-Manager Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

The International Multi-Manager Portfolio may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Portfolio for prior taxable years. The Portfolio's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under the PFIC rules, mark to market gains are treated as excess distribution (as ordinary income).

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Portfolio with respect to its business of investing in securities qualify as permissible income under the source of income requirement.

SECTION 1256 CONTRACTS. Futures and foreign currency forward contracts and certain options that are subject to Section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Portfolio has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Portfolio at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. The net gain or loss, if any, resulting from such deemed sales, together with any gain or loss resulting from actual sales of Section 1256 contracts, must be taken into account by the Portfolio in computing its taxable income for such year. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss (which when distributed to shareholders is taxed as ordinary income). Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. See Section 988 below. In case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The International Multi-Manager Portfolio attempts to monitor its Section 988 transactions to minimize any adverse tax impact.

CODE SECTION 988. Section 988 of the Code may apply to forward currency contracts and options on foreign currencies. Under Section 988 of the Code, gains and losses of the Portfolio on the acquisition and disposition of foreign currency (E.G. the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, foreign currency gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Portfolio's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Portfolio. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Portfolio has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Portfolio may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules (see above), which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Portfolio of straddle transactions are not entirely clear.

CONSTRUCTIVE SALE. If a Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing federal tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences of an investment in a Portfolio, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Portfolio. Shareholders should consult their tax advisors regarding specific questions relating to federal, state and local taxes.

                    CALCULATION OF PERFORMANCE INFORMATION

The performance of a Portfolio may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Portfolios will vary based on changes in market conditions and the level of each Portfolio's expenses. These performance figures are calculated in the following manner:

MONEY MARKET PORTFOLIOS:

A. YIELD for a money market fund is the net annualized yield for a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.


         The yield for the 7-day period ended June 30, 2002 was:

         Prime Money Market Portfolio - Investor Shares         1.57%
         Premier Money Market Portfolio - Institutional Shares  1.73%
         U.S. Government Portfolio - Investor Shares            1.31%
         Tax-Exempt Portfolio - Investor Shares                 0.98%

B. EFFECTIVE YIELD is the net annualized yield for a specified 7 calendar days assuming reinvestment of income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:
                                                           365/7
                Effective yield = [(Base Period Return + 1)     ] - 1.

         The effective yield for the 7-day period ended June 30, 2002 was:

         Prime Money Market Portfolio - Investor Shares         1.58%
         Premier Money Market Portfolio - Institutional Shares  1.74%
         U.S. Government Portfolio - Investor Shares            1.32%
         Tax-Exempt Portfolio - Investor Shares                 0.98%

C. TAX-EQUIVALENT YIELD is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 7-day period assuming a reinvestment of all dividends paid during such period. Tax-equivalent yield is calculated by dividing that portion of the Portfolio's yield (computed as in the yield description above) which is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax-exempt.


         The tax-equivalent yield for the 7-day period ended June 30, 2002 was:

         Tax-Exempt Portfolio - Investor Shares                 1.62%

D. TAX-EQUIVALENT EFFECTIVE YIELD is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate for a specified 7 calendar days assuming reinvestment of income or compounding. Tax-equivalent effective yield will be calculated by dividing that portion of the Portfolio's effective yield (as described above) that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Portfolio's effective yield that is not tax-exempt.


         The tax-equivalent effective yield for the 7-day period ended June 30, 2002 was:

         Tax-Exempt Portfolio - Investor Shares   1.62%

      The following table, which is based upon federal income tax rates in effect on the date of this Statement of Additional Information, illustrates the yields that would have to be achieved on taxable investments to produce a range of hypothetical tax-equivalent yields:

                           TAX-EQUIVALENT YIELD TABLE

Federal Marginal
Income Tax Bracket
                       Tax-Equivalent Yields Based on Tax-Exempt Yields of:
                       ----------------------------------------------------
                      2%       3%       4%      5%      6%      7%       8%
                     ---      ---      ---     ---     ---     ----     ----
         28%         2.8      4.2      5.6     6.9     8.3      9.7     11.1
         31%         2.9      4.3      5.8     7.2     8.7     10.1     11.6
         36%         3.1      4.7      6.3     7.8     9.4     10.9     12.5
        39.6%        3.3      5.0      6.6     8.3     9.9     11.6     13.2

ALL PORTFOLIOS:

      A. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return for the one, five and ten year periods (or for periods of the Portfolio's operations) that would equate the initial amount invested to the ending redeemable value according to the following formula:

                        T = (ERV/P)1/n - 1

            Where:  P     =   a hypothetical initial investment of $1,000
                    T     =   average annual total return
                    n     =   number of years
                    ERV   =   ending redeemable value: ERV is the value, at
                              the end of the applicable period, of a
                              hypothetical $1,000 investment made at the beginning of the applicable period.

            The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Portfolio's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Portfolio during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

      B. AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) is the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for the periods of the Portfolio's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T) to the power of n = ATV
                                                D
                  Where:
                  P = a hypothetical initial payment of $1,000.
                  T = average annual total return (after taxes on
                  distributions).
                  n = number of years.
                  ATV  = ending value of a hypothetical $1,000 payment made at
                     D   the beginning of the 1-, 5-, or 10-year periods at the
                  end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

            The calculation for average annual total return after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Portfolio's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Portfolio during the periods is reflected. The Portfolio assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable `ATVD' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period. The Portfolio assumes that the redemption has no tax consequences. The Portfolio calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Portfolio on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. The Portfolio calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Portfolio has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

      C. AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) is the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for the periods of the Portfolio's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1 + T) to the power of n = ATV
                                                  DR
                 Where:
                  P     =  a hypothetical initial payment of $1,000.
                  T     =  average annual total return (after taxes on
                           distributions and redemption).
                  n     =  number of years.
                  ATV   =  ending value of a hypothetical $1,000 payment made at
                     DR    the beginning of the 1-, 5-, or 10-year periods at
                           the end of the 1-, 5-, or 10-year periods (or
                           fractional portion), after taxes on fund distributions and redemption.



The calculation for average annual total return after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Portfolio's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Portfolio during the periods is reflected. The Portfolio assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The Portfolio calculates the taxes due on any distributions as described above under `Average Annual Total Returns (After Taxes on Distributions)'. The ending value (variable `ATV(DR)' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The Portfolio calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Portfolio separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Portfolio includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Portfolio does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. The Portfolio calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Portfolio assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

           AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED JUNE 30, 2002

BEFORE TAXES                     1 YEAR     5 YEARS   10 YEARS   SINCE INCEPTION
------------                     ------     -------   --------   ---------------
Prime Money Market
  Investor Shares                 2.26%       4.69%      4.50%          --
  Service Shares                  1.95%        N/A        N/A         2.38%
Premier Money Market
  Institutional Shares            2.42%       4.99%       N/A         5.18%
U.S. Government
  Investor Shares                 2.02%       4.53%      4.38%          --
  Service Shares                  1.79%        N/A        N/A         2.20%
Tax-Exempt
  Investor Shares                 1.30%       2.75%      2.73%          --
  Service Shares                  1.09%        N/A        N/A         1.39%
Short/Intermediate Bond
  Institutional Shares            7.08%       6.66%      6.34%          --
  Investor Shares                  N/A         N/A        N/A          N/A
Broad Market Bond
  Institutional Shares            7.04%       6.91%      6.74%          --
  Investor Shares                  N/A         N/A        N/A          N/A
Municipal Bond
  Institutional Shares            5.93%       5.18%       N/A         4.92%
  Investor Shares                  N/A         N/A        N/A          N/A
Large Cap Growth
  Institutional Shares          (31.44)%     (3.95)%     7.16%          --
  Investor Shares                  N/A         N/A        N/A          N/A
Large Cap Core
  Institutional Shares          (22.66)%      0.96%       N/A         7.89%
  Investor Shares                  N/A         N/A        N/A          N/A
Small Cap Core
  Institutional Shares          (13.84)%      4.17%       N/A         7.75%
  Investor Shares                  N/A         N/A        N/A          N/A
International Multi-Manager
  Institutional Shares          (14.30)%     (2.63)%     4.58%
  Investor Shares                  N/A         N/A        N/A          N/A
Large Cap Value
  Institutional Shares          (24.02)%     (0.24)%     8.39%          --
  Investor Shares               (24.42)%       N/A        N/A        (0.67)%
Mid Cap Value(1)
  Institutional Shares            5.04%        N/A        N/A        16.87%
  Investor Shares                 4.82%        N/A        N/A        17.64%
Small Cap Value (1)
  Institutional Shares            3.43%        N/A        N/A         9.83%
  Investor Shares                 3.21%       9.37%       N/A        15.65%

AFTER TAXES ON DISTRIBUTIONS      1 YEAR     5 YEARS   10 YEARS  SINCE INCEPTION
----------------------------      ------     -------   --------  ---------------
Prime Money Market
  Investor Shares                  1.37%       2.81%      2.72%          --
  Service Shares                   1.19%        N/A        N/A         1.45%
Premier Money Market
  Institutional Shares             1.47%       3.00%       N/A         3.11%
U.S. Government
  Investor Shares                  1.23%       2.72%      2.64%          --
  Service Shares                   1.09%        N/A        N/A         1.34%
Tax-Exempt
  Investor Shares                  1.30%       2.75%      2.73%          --
  Service Shares                   1.09%        N/A        N/A         1.39%
Short/Intermediate Bond
  Institutional Shares             5.03%       4.31%      3.92%          --
  Investor Shares                   N/A         N/A        N/A          N/A
Broad Market Bond
  Institutional Shares             4.83%       4.94%      5.75%          --
  Investor Shares                   N/A         N/A        N/A          N/A
Municipal Bond
  Institutional Shares             4.11%       5.12%       N/A         4.88%
  Investor Shares                   N/A         N/A        N/A          N/A
Large Cap Growth
  Institutional Shares           (31.44)%     (6.63)%     4.33%          --
  Investor Shares                   N/A         N/A        N/A          N/A
Large Cap Core
  Institutional Shares           (23.14)%     (0.98)%      N/A         6.37%
  Investor Shares                   N/A         N/A        N/A          N/A
Small Cap Core
  Institutional Shares           (13.87)%      3.58%       N/A         7.17%
  Investor Shares                   N/A         N/A        N/A          N/A
International Multi-Manager
  Institutional Shares           (14.55)%     (4.02)%     3.83%          --
  Investor Shares                   N/A         N/A        N/A          N/A
Large Cap Value
  Institutional Shares           (24.60)%     (0.79)%     8.08%          --
  Investor Shares                (24.49)%       N/A        N/A        (0.93)%
Mid Cap Value (1)
  Institutional Shares             2.58%        N/A        N/A        15.76%
  Investor Shares                  2.36%        N/A        N/A        15.11%
Small Cap Value (1)
  Institutional Shares             1.07%        N/A        N/A         8.94%
  Investor Shares                  0.81%       8.34%       N/A        14.56%

AFTER TAXES ON DISTRIBUTIONS AND
REDEMPTIONS                        1 YEAR   5 YEARS   10 YEARS  SINCE INCEPTION
--------------------------------   ------   -------   --------  ---------------
Prime Money Market
  Investor Shares                   1.37%     2.81%    2.72%             --
  Service Shares                    1.19%      N/A      N/A            1.45%
Premier Money Market
  Institutional Shares              1.47%     3.00%     N/A            3.11%
U.S. Government
  Investor Shares                   1.23%     2.72%    2.64%             --
  Service Shares                    1.09%      N/A      N/A            1.34%
Tax-Exempt
  Investor Shares                   1.30%     2.75%    2.73%             --
  Service Shares                    1.09%      N/A      N/A            1.39%
Short/Intermediate Bond
  Institutional Shares              4.34%     4.17%    3.87%             --
  Investor Shares                    N/A       N/A      N/A             N/A
Broad Market Bond
  Institutional Shares              4.37%     4.61%    5.11%             --
  Investor Shares                    N/A       N/A      N/A             N/A
Municipal Bond
  Institutional Shares              3.18%     5.02%     N/A            4.81%
  Investor Shares                    N/A       N/A      N/A             N/A
Large Cap Growth
  Institutional Shares            (19.31)%   (1.94)%   6.14%             --
  Investor Shares                    N/A       N/A      N/A             N/A
Large Cap Core
  Institutional Shares            (13.47)%    0.63%     N/A            6.41%
  Investor Shares                    N/A       N/A      N/A             N/A
Small Cap Core
  Institutional Shares             (8.50)%    3.38%     N/A            6.37%
  Investor Shares                    N/A       N/A      N/A             N/A
International Multi-Manager
  Institutional Shares             (8.62)%   (2.11)%   3.79%             --
  Investor Shares                    N/A       N/A      N/A             N/A
Large Cap Value
  Institutional Shares            (14.29)%   (0.37)%   7.00%             --
  Investor Shares                 (14.98)%     N/A      N/A           (0.65)%
Mid Cap Value (1)
  Institutional Shares              3.13%      N/A      N/A           13.52%
  Investor Shares                   3.00%      N/A      N/A           13.00%
Small Cap Value (1)
  Institutional Shares              2.51%      N/A      N/A            7.72%
  Investor Shares                   2.38%     7.34%     N/A           12.88%

(1) The Mid Cap Value and Small Cap Value Portfolios show the performance of the CRM Mid Cap Value and the Small Cap Value Funds.

   YIELD CALCULATIONS. From time to time, an Equity or Bond Portfolio may advertise its yield. Yield for these Portfolios is calculated by dividing the Portfolio's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

                          YIELD = 2[((A-B)/CD + 1)6-1]

      where:

            a   =    dividends and interest earned during the period;
            b   =    expenses accrued for the period (net of reimbursements);
            c   =    the average daily number of shares outstanding during the
                     period that were entitled to receive dividends; and
            d   =    the maximum offering price per share on the last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

Except as noted below, in determining interest earned during the period (variable "a" in the above formula), PFPC calculates the interest earned on each debt instrument held by a Portfolio during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Portfolio, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Portfolio.

For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income. In determining dividends earned by any preferred stock or other equity securities held by a Portfolio during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Portfolio's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Portfolio in the Fund's financial statements.

Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, the Portfolios' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Portfolios' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolios' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Portfolios' holdings, thereby reducing the current yields of the Portfolios. In periods of rising interest rates, the opposite can be expected to occur.

COMPARISON OF PORTFOLIO PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Portfolio with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Portfolio.

In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

From time to time, in marketing and other literature, the Bond and Equity Portfolios' performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indices of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Portfolio will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Portfolio will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, a Portfolio may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Portfolio in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Portfolio's investment policies and investments, a Portfolio's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

                              FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Wilmington Premier Money Market, Prime Money Market, U.S. Government, Tax-Exempt, Short/Intermediate Bond, Broad Market Bond, Municipal Bond, Large Cap Growth, Large Cap Core, Small Cap Core, Large Cap Value and International Multi-Manager Portfolios, including each of their corresponding Series for the fiscal year ended June 30, 2002, are set forth in the Annual Reports to shareholders, including the notes thereto and the reports of Ernst & Young, LLP thereon. The Annual Reports are incorporated herein by reference.

The Wilmington Balanced, Mid Cap Value and Small Cap Value Portfolios have not yet commenced operations and therefore, have no financial statements to report.

                                   APPENDIX A

          OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing a Portfolio's corresponding Series, the adviser or the sub-advisers (for International Multi-Manager Series) may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Portfolio's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Portfolios will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. No Series will use leverage in their options, futures, and in the case of the International Multi-Manager Series, its forward currency contract strategies. Accordingly, the Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either
(1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Series' assets could impede portfolio management, or the Series' ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. With the exception of the International Multi-Manager Series, a Series may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. The International Multi-Manager Series may purchase and write (sell) options only on securities and securities indices that are traded on foreign exchanges.

Each Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Series will be obligated to sell the security at less than its market value.

Each Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Series would expect to suffer a loss.

Each Series may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Series will not exactly match the composition of indices on which options are purchased or written.

Each Series may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Series would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Series would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Series will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Series the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Series holds a put warrant and the value of the underlying index falls, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Series does not exercise an index warrant prior to its expiration, then the Series loses the amount of the purchase price that it paid for the warrant.

Each Series will normally use index warrants as it may use index options. The risks of the Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Series' ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

      (1) each Series will write only covered options, and each such option will remain covered so long as the Series is obligated thereby; and

      (2) no Series will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Series is unable to effect a closing purchase transaction with respect to options it has acquired, the Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Series may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

      (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

      (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Series is exercised or unless a closing transaction is effected with respect to that position, the Series will realize a loss in the amount of the premium paid and any transaction costs.

      (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

      (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Series writes a call option on an index, the Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Series holds an index option and exercises it before the closing index value for that day is available, the Series runs the risk that the level of the underlying index may subsequently change.

      (5) A Series' activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, the Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Series' securities holdings. To the extent that a portion of a Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Series' holdings. A Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the Series plans to acquire at a future date. The Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Series. This is analogous to writing covered call options on securities. The Series also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Series.

The International Multi-Manager Series may sell foreign currency futures contracts to hedge against possible variations in the exchange rates of foreign currencies in relation to the U.S. dollar. In addition, the Series may sell foreign currency futures contracts when a sub-adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Series' foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Series of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When a sub-adviser anticipates a significant foreign currency exchange rate increase while intending to invest in a security denominated in that currency, the Series may purchase a foreign currency futures contract to hedge against that increase pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Series against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position. The Series may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Series may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a security denominated in that currency. The Series may purchase put options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. The Series may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

      (1) Each Series will engage only in covered futures transactions, and each such transaction will remain covered so long as the Series is obligated thereby.

      (2) No Series will write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Series purchases a contract and the value of the contract rises, the Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Series' obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Series to close a position and, in the event of adverse price movements, the Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Series' use of futures contracts and related options, particular note should be taken of the following:

      (1) Successful use by a Series of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Series may need to sell assets at a time when such sales are disadvantageous to the Series. If the price of the futures contract moves more than the price of the underlying securities, a Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

      (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

      (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Series intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Series would continue to be required to make variation margin payments.

      (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

      (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

      (6) As is the case with options, a Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The International Multi-Manager Series' sub-advisers may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by the Series. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

The International Multi-Manager Series may enter into forward currency contracts either with respect to specific transactions or with respect to the Series' positions. When a sub-adviser believes that a particular currency may decline compared to the U.S. dollar, the Series may enter into a forward contract to sell the currency that the sub-adviser expects to decline in an amount approximating the value of some or all of the Series' securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when the Series anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

The International Multi-Manager Series also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, the Series may write and purchase put and call options on securities and stock indices to hedge against the risk of fluctuations in the prices of securities held by the Series or which the adviser or a sub-adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. The Series also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect the Series' securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. The Series may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

The International Multi-Manager Series will not enter into an options, futures or forward currency contract transaction that exposes the Series to an obligation to another party unless the Series either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the International Multi-Manager Series' position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, the International Multi-Manager Series' ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the Series will not purchase or write such positions unless and until, in the adviser's or the sub-adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, no Series will enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Series must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

FORWARD CURRENCY CONTRACTS. The International Multi-Manager Series may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.

The Series may enter into forward currency contracts with respect to specific transactions. For example, when the Series enters into a contract for the purchase or sale of a security denominated in a foreign currency or anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Series may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. The Series will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Series also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions or to increase its exposure to foreign currencies that the adviser or the sub-advisers believe may rise in value relative to the U.S. dollar. For example, when the adviser or the sub-advisers believe that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Series' securities holdings denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security holding if the market value of the security exceeds the amount of foreign currency the Series is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements might not be accurately predicted, causing the Series to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the adviser and the sub-advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Series will be served.

At or before the maturity date of a forward contract requiring the Series to sell a currency, the Series may either sell a security holding and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Series will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Series may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Series would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Series of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Series owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Series values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

SWAP AGREEMENTS. The International Multi-Manager Series may enter into swaps relating to indices, currencies, interest rates, and equity interests. A swap transaction is an agreement between the Series and a counter party to act in accordance with the terms of the swap contract. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Series with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock.

The Series may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. Swaps have special risks including possible default by the counter party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

SPECIAL RISKS RELATED TO SWAP AGREEMENTS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Series is contractually obligated to make or receive. If the counter party to a swap defaults, the Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. The Series will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering the Series' investment objective will depend on the Adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter party. The Series will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Series will enter into swap agreements only with counter parties that would be eligible for consideration as repurchase agreement counter parties under the Series' repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P and Fitch to the securities in which the Portfolios' corresponding Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, an adviser or sub-adviser will consider whether it is in the best interest of the Series to continue to hold the securities.

MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

-     Leading market positions in well-established industries.

-     High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                            THE ROXBURY MID CAP FUND



                              400 Bellevue Parkway
                           Wilmington, Delaware 19809

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 1, 2002

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's current prospectus, dated November 1, 2002, as amended from time to time. A copy of the current prospectus may be obtained without charge, by writing to PFPC Distributors, Inc. (the "Distributor"). The Distributor is currently located at 3200 Horizon Drive, King of Prussia, PA 19406. Effective January 1, 2003 the Distributor will be located at 760 Moore Road, King of Prussia, PA 19406. A copy may also be obtained from certain financial professionals such as broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) 497-2960.

The Fund and its corresponding master Series' audited financial statements for the fiscal year ended June 30, 2002, included in the Annual Report to shareholders, is incorporated into this SAI by reference.

                                TABLE OF CONTENTS

GENERAL INFORMATION........................................................1
INVESTMENT POLICIES........................................................1
INVESTMENT LIMITATIONS.....................................................3
TRUSTEES AND OFFICERS......................................................4
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................11
INVESTMENT ADVISORY AND OTHER SERVICES....................................11
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN................................13
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................14
CAPITAL STOCK AND OTHER SECURITIES........................................15
PURCHASE, REDEMPTION AND PRICING OF SHARES................................16
DIVIDENDS.................................................................19
TAXATION OF THE FUND......................................................19
CALCULATION OF PERFORMANCE INFORMATION....................................21
FINANCIAL STATEMENTS......................................................24
APPENDIX A:  OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES...A-1
APPENDIX B:  DESCRIPTION OF RATINGS......................................B-1

                               GENERAL INFORMATION

This Statement of Additional Information relates to the Class A, Class B and Class C shares of the Roxbury Mid Cap Fund (the "Fund"). All references to the Fund shall include references to the Series (as defined herein) in which the Fund invests. The Fund is a diversified series of WT Mutual Fund (the "Trust"), a registered open-end management investment company organized as a Delaware business trust. The Trust was organized on June 1, 1994. The name of the Trust was changed from Kiewit Mutual Fund to WT Mutual Fund on October 20, 1998.

                               INVESTMENT POLICIES

The Fund seeks to meet its investment objective of superior long-term growth of capital by investing all of its investable assets in the Mid Cap Series (the "Series") of WT Investment Trust I (the "Master Trust"), which has the same investment objective, policies and limitations as the Fund.

The following information supplements the information concerning the Fund's investment objective, policies and limitations found in the prospectus. Unless otherwise indicated, it applies to the Fund through its investment in the Series. Although the Fund invests principally in common stocks, it may make other kinds of investments from time to time.



CASH MANAGEMENT. The Fund may invest in cash and cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow in the Fund. Certain of these instruments are described below.

      - MONEY MARKET FUNDS. The Fund may invest in the securities of money market mutual funds, within the limits prescribed by the Investment Company Act of 1940, as amended ("1940 Act"). These limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets were to be invested in the aggregate in all investment companies.

      - U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government.

      - COMMERCIAL PAPER. The Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the adviser to be of comparable quality. See "Appendix B - Description of Ratings."

      - BANK OBLIGATIONS. The Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposits, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly-owned banking subsidiaries of such foreign banks located in the U. S. Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, or the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing.

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

The Fund may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization such as S&P or Moody's, or if unrated, are determined by the adviser to be of comparable quality. See Appendix B "Description of Ratings." Should the rating of a security be downgraded subsequent to the Fund's purchase of the security, the adviser will determine whether it is in the best interest of the Fund to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

HEDGING STRATEGIES. The Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. The Fund may invest no more than 15% of its net assets in illiquid securities. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the adviser to the Board of Trustees.

OPTIONS ON SECURITIES AND SECURITIES INDICES. The Fund may purchase call options on securities that the adviser intends to include in the Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Fund may purchase put options to hedge against a decline in the market value of securities held or in an attempt to enhance return. The Fund may write (sell) put and covered call options on securities in which it is authorized to invest. The Fund may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the percentage of the total assets of the Fund that are invested in equity (or related) securities, the Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of the Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of the Fund's investment limitations.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 ("1933 Act") or an exemption from registration. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. The Fund may lend securities pursuant to agreements, which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceeds one-third of the value of the Fund's total assets taken at fair market value. The Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in

U.S. Government securities. However, the Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

                             INVESTMENT LIMITATIONS

The Fund and the Series have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or redemptions of shares will not be considered a violation of the limitation.

The Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) the Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, provided that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investments), and then in an aggregate amount not in excess of 10% of the Fund's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that the Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.    issue senior securities, except to the extent permitted by the 1940 Act.

The investment limitations described above do not prohibit the Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company similar to the Series.

The following non-fundamental policies apply to the Fund and may be changed by the Board of Trustees without shareholder approval. The Fund will not:

1.    make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; provided that the Fund may make initial and variation deposits in connection with permitted transactions in options or future; or

3. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.



                              TRUSTEES AND OFFICERS

The Board of Trustees of the Trust supervises the management, activities and affairs of the Trust and has approved contracts with various financial organizations to provide the day-to-day management of the Fund. The Board of Trustees is responsible for protecting the interests of shareholders. The following tables present certain information regarding the Board of Trustees of the Trust. All persons named as Trustees and officers also serve in a similar capacity for the Master Trust. Each person listed under "Interested Trustees" below is an "interested person" of any of the foregoing within the meaning of the 1940 Act. Each person who is not an "interested person" of the Series' investment adviser, the Trust or the Master Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "Fund Complex" refers to the Trust and the Master Trust, collectively. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.

INTERESTED TRUSTEES
                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS
                                                                                 PRINCIPAL         IN FUND
                                                  TERM OF OFFICE AND           OCCUPATION(S)       COMPLEX              OTHER
                             POSITION(S) HELD       LENGTH OF TIME              DURING PAST        OVERSEEN      DIRECTORSHIPS HELD
NAME AND DATE OF BIRTH          WITH TRUST              SERVED                  FIVE YEARS         BY TRUSTEE        BY TRUSTEE
----------------------          ----------              ------                  ----------         ----------        ----------
ROBERT J. CHRISTIAN(1)           Trustee,         Shall serve until        Chief Investment            40        Rodney Square
Date of Birth: 2/49           President and       death, resignation       Officer of                            Management
                             Chairman of the      or removal.              Wilmington Trust                      Corporation
                                  Board           Trustee, President       Company since                         (registered
                                                  and Chairman of          February 1996.                        investment adviser)
                                                  the Board since
                                                  October 1998.

WILLIAM P. RICHARDS, JR.(2)      Trustee          Shall serve until        Managing Director           40        None
Date of Birth:  11/36                             death, resignation       and Senior Portfolio
                                                  or removal.              Manager, Roxbury
                                                  Trustee since            Capital Management
                                                  October 1999.            LLC since 1998.
                                                                           Prior to 1998,
                                                                           Principal, Roger
                                                                           Engemann &
                                                                           Associates
                                                                           (investment
                                                                           management firm).

(1) Mr. Christian is an Interested Trustee by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Master Trust.

(2) Mr. Richards is an Interested Trustee by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Master Trust.

INDEPENDENT TRUSTEES
                                                                                             NUMBER OF
                                                                        PRINCIPAL          PORTFOLIOS IN
                                                 TERM OF OFFICE       OCCUPATION(S)         FUND COMPLEX           OTHER
                             POSITION(S)         AND LENGTH OF         DURING PAST          OVERSEEN BY        DIRECTORSHIPS
NAME AND DATE OF BIRTH     HELD WITH TRUST        TIME SERVED           FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
----------------------     ---------------        -----------           ----------            -------         ---------------
ROBERT ARNOLD                  Trustee          Shall serve         Founder and                  40                 N/A
Date of Birth: 3/44                             until death,        co-manages, R. H.
                                                resignation or      Arnold & Co.,
                                                removal.            Inc. (investment
                                                Trustee since       banking company)
                                                May 1997.           since 1989.

ERIC BRUCKER                   Trustee          Shall serve         Dean, School of              40                 N/A
Date of Birth: 12/41                            until death,        Business
                                                resignation or      Administration of
                                                removal.            Widener
                                                Trustee since       University since
                                                October 1999.       July 2001.  Prior
                                                                    to that, Dean,
                                                                    College of
                                                                    Business, Public
                                                                    Policy and Health
                                                                    at the University
                                                                    of Maine from
                                                                    September 1998 to
                                                                    June 2001, and
                                                                    Dean, School of
                                                                    Management at the
                                                                    University of
                                                                    Michigan prior to
                                                                    September 1998.

NICHOLAS A. GIORDANO           Trustee          Shall serve         Consultant,                  40          Kalmar Pooled
Date of Birth: 3/43                             until death,        financial                                Investment Trust
                                                resignation or      services                                 and Independence
                                                removal.            organizations                            Blue Cross
                                                Trustee since       from 1997 to                             (insurance);
                                                October 1998.       present; Interim                         Fotoball, U.S.A.
                                                                    President,                               (sporting and
                                                                    LaSalle                                  athletics goods
                                                                    University from                          manufacturer);
                                                                    1998 to 1999;                            DaisyTek
                                                                    President and                            International
                                                                    Chief Executive                          (wholesale paper
                                                                    Officer,                                 and paper
                                                                    Philadelphia                             products); and
                                                                    Stock Exchange                           Selas
                                                                    from 1981 to 1997.                       Corporation of
                                                                                                             America
                                                                                                             (industrial
                                                                                                             furnaces and
                                                                                                             ovens).

INDEPENDENT TRUSTEES
                                                                                             NUMBER OF
                                                                        PRINCIPAL          PORTFOLIOS IN
                                                 TERM OF OFFICE       OCCUPATION(S)         FUND COMPLEX           OTHER
                             POSITION(S)         AND LENGTH OF         DURING PAST          OVERSEEN BY        DIRECTORSHIPS
NAME AND DATE OF BIRTH     HELD WITH TRUST        TIME SERVED           FIVE YEARS            TRUSTEE         HELD BY TRUSTEE
----------------------     ---------------        -----------           ----------            -------         ---------------
LOUIS KLEIN JR.                Trustee          Shall serve         Self-employed                40          Manville
Date of Birth: 5/35                             until death,        financial                                Personal Injury
                                                resignation or      consultant since                         Settlement Trust
                                                removal.            1991.
                                                Trustee since
                                                October 1999.

CLEMENT C. MOORE, II           Trustee          Shall serve         Managing Partner,            40                 N/A
Date of Birth: 9/44                             until death,        Mariemont
                                                resignation or      Holdings, LLC,
                                                removal.            (real estate
                                                Trustee since       holding and
                                                October 1999.       development
                                                                    company) since
                                                                    1980.

JOHN J. QUINDLEN               Trustee          Shall serve         Retired since                40          St. Joe Paper
Date of Birth: 5/32                             until death,        1993.                                    Co.
                                                resignation or
                                                removal.
                                                Trustee since
                                                August 1999.

MARK A. SARGENT                Trustee          Shall serve         Dean and                     40           St. Thomas More
Date of Birth: 4/51                             until death,        Professor of Law,                        Society of
                                                resignation or      Villanova                                Pennsylvania.
                                                removal.            University School
                                                Trustee since       of Law since July
                                                November 2001.      1997.  Associate
                                                                    Dean for Academic
                                                                    Affairs,
                                                                    University of
                                                                    Maryland School
                                                                    of Law from 1994
                                                                    to 1997.

As of the date of this Statement of Additional Information, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of, the Trust, the Master Trust, Roxbury Capital Management, LLC ("Roxbury" or the "adviser"), the Distributor or of any company controlled by or under common control with such entities.

 EXECUTIVE OFFICERS
                                                                                              NUMBER OF
                                                                           PRINCIPAL        PORTFOLIOS IN         OTHER
                                                TERM OF OFFICE AND       OCCUPATION(S)       FUND COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS AND            POSITION(S)         LENGTH OF TIME          DURING PAST        OVERSEEN BY         HELD BY
 DATE OF BIRTH              HELD WITH TRUST           SERVED               FIVE YEARS          TRUSTEE           TRUSTEE
 -------------              ---------------           ------               ----------          -------           -------
 ERIC K. CHEUNG             Vice President      Shall serve at the      Vice President,          N/A               N/A
 1100 North Market Street                       pleasure of the         Wilmington
 Wilmington, DE 19890                           Board and until         Trust Company
 Date of Birth: 12/54                           successor is            since 1986; and
                                                elected and             Vice President
                                                qualified.              and Director,
                                                Officer since           Rodney Square
                                                October 1998.           Management
                                                                        Corporation
                                                                        since 2001.

 JOSEPH M. FAHEY, JR.            Vice           Shall serve at the      Vice President,          N/A               N/A
 1100 North Market             President        pleasure of the         Rodney Square
 Street                                         Board and until         Management
 Wilmington, DE 19809                           successor is            Corporation
 Date of Birth: 1/57                            elected and             since 1992.
                                                qualified.
                                                Officer since
                                                November 1999.

 FRED FILOON                Vice President      Shall serve at the      Senior Vice              N/A               N/A
 520 Madison Avenue                             pleasure of the         President,
 New York, NY 10022                             Board and until         Cramer
 Date of Birth: 3/42                            successor is            Rosenthal
                                                elected and             McGlynn, LLC
                                                qualified.              since 1989.
                                                Officer since
                                                August 2000.

 JOHN R. GILES              Vice President      Shall serve at the      Vice President,          N/A               N/A
 1100 North Market Street                       pleasure of the         Wilmington
 Wilmington, DE 19890                           Board and until         Trust Company
 Date of Birth: 8/57                            successor is            since 1996.
                                                elected and
                                                qualified.
                                                Officer since
                                                December 1999.

 PAT COLLETTI               Vice President      Shall serve at the      Vice President and       N/A               N/A
 400 Bellevue Parkway        and Treasurer      pleasure of the         Director of
 Wilmington, DE 19809                           Board and until         Investment
 Date of Birth: 11/58                           successor is            Accounting and
                                                elected and             Administration of
                                                qualified.              PFPC Inc. since
                                                Officer since           1999. From 1986
                                                May 1999.               to April 1999,
                                                                        Controller for the
                                                                        Reserve Funds.

 LEAH ANDERSON                 Secretary        Shall serve at the      Officer,                 N/A               N/A
 1100 North Market Street                       pleasure of the         Wilmington
 Wilmington, DE 19890                           Board and until         Trust Company
 Date of Birth: 8/65                            successor is            since 1998.
                                                elected and             Officer, Rodney
                                                qualified.              Square Management
                                                Officer since           Corporation
                                                October 2002.           since 1992.

RESPONSIBILITIES OF THE BOARD AND COMMITTEES

BOARD. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight management of the Fund. Currently the Board is comprised of nine individuals, two of whom are considered "interested" Trustees as defined by the 1940 Act. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (i.e. at least quarterly) to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met five times during the fiscal year ended June 30, 2002. Currently, the Board has a Nominating Committee, an Audit Committee, a Regulatory Oversight Committee and a Valuation Committee. The responsibilities of each committee and its members are described below.

NOMINATING COMMITTEE. The Board has a Nominating Committee, comprised only of Independent Trustees. Currently, Messrs. Giordano and Quindlen serve on the Nominating Committee. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. During the fiscal year ended June 30, 2002, there was one meeting of the Nominating Committee. Upon the written request of shareholders holding at least 10% of the Trust's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

AUDIT COMMITTEE. The Board has an Audit Committee comprised of Messrs. Giordano, Klein and Quindlen, each an Independent Trustee. Mr. Giordano serves as the chairman of the committee. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Trust's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2002, there were three meetings of the Audit Committee.

REGULATORY OVERSIGHT COMMITTEE. The Board has a Regulatory Oversight Committee, comprised of Messrs. Arnold, Brucker, Moore and Sargent, each an Independent Trustee. Mr. Moore serves as the chairman of the committee. The Regulatory Oversight Committee focuses on any regulatory developments in the mutual fund industry and various regulatory aspects of the operation of the Fund. The committee also performs such other tasks as the Board deems necessary. During the fiscal year ended June 30, 2002, there were four meetings of the Regulatory Oversight Committee.

VALUATION COMMITTEE. The Board has a Valuation Committee, comprised of officers of the Trust, which reviews and monitors the Valuation Procedures adopted by the Board. The Valuation Committee is responsible for determining the fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Fund. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee's meeting. During the fiscal year ended June 30, 2002, there was one meeting of the Valuation Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2001.

                                                      AGGREGATE DOLLAR RANGE
                                                      OF EQUITY SECURITIES IN
                                                          ALL REGISTERED
                                                       INVESTMENT COMPANIES
                            DOLLAR RANGE OF EQUITY      OVERSEEN BY TRUSTEE
                                  SECURITIES           WITHIN THE FAMILY OF
NAME OF TRUSTEE                  IN THE FUND           INVESTMENT COMPANIES
---------------                  -----------           --------------------
INTERESTED TRUSTEES
ROBERT J. CHRISTIAN                 None                  Over $100,000
WILLIAM P. RICHARDS               $1-10,000                 $1-10,000

INDEPENDENT TRUSTEES
ROBERT ARNOLD                       None                      None
ERIC BRUCKER                        None                      None
NICHOLAS GIORDANO                   None                  $10,001-$50,000
LOUIS KLEIN, JR.                    None                   Over $100,000
CLEMENT C. MOORE, II                None                   Over $100,000
JOHN J. QUINDLEN               $10,001-$50,000             Over $100,000
MARK A. SARGENT                      None                      None

As of December 31, 2001, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in Roxbury or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with such entities.

ADVISORY AGREEMENT APPROVAL. The Fund's assets are invested in a corresponding series of the Master Trust that has the same investment objectives, strategies and limitations as the Fund. Since the Fund operates as a "feeder fund" in a master/feeder structure with the Series, the Fund does not have an investment adviser that directly manages its assets. The Fund receives investment advisory services indirectly from the investment adviser of the Series. The Master Trust has retained Roxbury to manage the assets of the Series of the Master Trust. The adviser has been retained pursuant to an investment advisory agreement (the "Advisory Agreement") which has been approved by the Board of Trustees of the Master Trust, including the Independent Trustees. The Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Master Trust's Board of Trustees or by a majority of the outstanding voting securities of the Master Trust, and in either event, by a majority of the Independent Trustees of the Master Trust casting votes in person at a meeting called for such purpose.

The Board's decision to approve the Advisory Agreement reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the Advisory Agreement, the Board considered many factors, including: 1) the Series' investment objective and long-term performance; 2) the adviser's management philosophy, personnel and processes; 3) the expectations of shareholders; 4) the state of competition in the mutual fund industry; 5) comparable fees in the mutual fund industry; and 6) the range and quality of services provided to the Series, the Fund and their shareholders in addition to investment advisory services.

In assessing the investment adviser's performance of its obligations, the Board also considered whether there has occurred a circumstance or event that would constitute a reason for it to not renew the Advisory Agreement. In this regard, the Board is mindful of the potential disruption to the operations of the Series and the Fund and the risks or other effects that could occur as a result of a decision to terminate or not renew the Advisory Agreement. In particular, the Board recognizes that most shareholders have invested in the Fund on the strength of the investment adviser's reputation and in the expectation that the investment adviser will have a continuing role in providing advisory services to the Fund.

The Board also considered the compensation and benefits received by the investment adviser. This includes fees received for services provided to the Series by the investment adviser or its affiliates and research services received by the investment adviser from brokers that execute trades for the Series, as well as advisory fees. The Board was aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the adviser's compensation: the nature and quality of the services provided by the investment adviser, including the performance of the Series; the investment adviser's cost of providing the services; the extent to which the investment adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the investment adviser's relationship with the Trust and the Master Trust; performance and expenses of comparable funds; and the extent to which the Independent Trustees are fully informed about the facts bearing on the investment adviser's service and fee. The Board is aware of these factors and takes them into account in its review of the Advisory Agreement.

The Board considered these circumstances in light of its accumulated experience in governing the Trust and the Master Trust and working with the investment adviser on matters relating to the Trust and the Master Trust, and was assisted by the advice of legal counsel. In this regard, the Board receives a significant amount of information about the Series and the investment adviser on an ongoing basis. The investment adviser provides information at each regular meeting of the Board, and furnishes additional reports in connection with the Board's formal review of the Advisory Agreement. Thus, the Board's evaluation of the Advisory Agreement is informed by reports concerning such matters as: the investment adviser's investment philosophy, personnel and processes; the Series' short-term and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor funds), and comments on the reasons for performance; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Series' portfolio securities; the nature and extent of the advisory and other services provided to the Series by the investment adviser and its affiliates; compliance and audit reports concerning the Fund and the companies that service it; and relevant developments in the mutual fund industry.

Not all of the factors and considerations identified above are relevant to the Series, nor does the Board consider any one of them to be determinative. The Board bases its decision to approve the Advisory Agreement on all the relevant factors, and with a view to past and future long-term considerations

The Advisory Agreement may be terminated by the Master Trust or the adviser on sixty days written notice without penalty. The Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

Additional information regarding the Advisory Agreement and the fees paid to the adviser may be found under the heading "Investment Advisory and Other Services."

COMPENSATION. The fees and expenses of the Independent Trustees are paid by the Trust. The following table shows the fees paid during the fiscal year ended June 30, 2002 to the Independent Trustees for their service to the Trust and the total compensation paid to the Trustees by the Fund Complex.

                                                                              TOTAL
                                           PENSION OR                      COMPENSATION
                                           RETIREMENT        ESTIMATED         FROM
                           AGGREGATE    BENEFITS ACCRUED      ANNUAL       FUND COMPLEX
                         COMPENSATION   AS PART OF TRUST   BENEFITS UPON     PAID TO
INDEPENDENT TRUSTEE     FROM THE TRUST      EXPENSES        RETIREMENT       TRUSTEES
-------------------     --------------      --------        ----------       --------
Robert Arnold               $22,032           None             None          $34,550
Eric Brucker                $22,032           None             None          $34,550
Nicholas Giordano           $21,337           None             None          $33,450
Louis Klein, Jr.            $21,337           None             None          $33,450
Clement C. Moore, II        $22,032           None             None          $34,550
John Quindlen               $21,337           None             None          $33,450
Mark A. Sargent             $12,747           None             None          $19,850

CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, Roxbury has adopted a Code of Ethics.

The Code is intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among Roxbury, the Master Trust or the Trust. The Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Code may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by the Series under certain circumstances.

Under the Joint Code of Ethics adopted by the Master Trust and the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the individual Code of Ethics adopted by Roxbury, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Master Trust and the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust's registration statement with the SEC.



               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of the Fund may be presumed to "control" the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of the shareholders of the Fund. As of October 10, 2002, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of a class of the Fund were as follows:


MID CAP FUND (CLASS A)

            Wilmington Trust Company................................5.6%
            FBO Lora Mazza
            C/O Mutual Funds
            P.O. Box 8882
            Wilmington, DE 19899

            Wilmington Trust Company...............................55.5%
            FBO Justine Maccarone
            C/O Mutual Funds
            P.O. Box 8882
            Wilmington, DE 19899

            Roxbury Charitable Foundation..........................10.9%
            100 Wilshire Blvd, Suite 600
            Santa Monica, CA 90401

            Wilmington Trust Company...............................10.2%
            FBO William Angus Douglass
            C/O Mutual Funds
            P.O. Box 8882
            Wilmington, DE 19899

As of October 10, 2002, the Trustees and officers as a group, owned less than 1% of the outstanding shares of the Fund.



                     INVESTMENT ADVISORY AND OTHER SERVICES

ADVISORY SERVICES

Roxbury Capital Management, LLC ("Roxbury" or the "adviser"), 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, serves as the investment adviser to the Series. Roxbury is engaged in a variety of investment advisory activities including the management of separate accounts. Wilmington Trust Corporation has controlling interest in Roxbury. An employee of Roxbury, Mr. Richards, serves as Trustee for the Trust. Under the Advisory Agreement, the Mid Cap Series pays a monthly advisory fee to Roxbury at the annual rate of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion.

Roxbury has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses, as a percentage of average net assets, exceed 1.55% for the Fund's Class A shares and 2.30% for the Fund's Class B shares and Class C shares. This undertaking will remain in place until November 2015.

For its services as investment adviser to the Series, Roxbury received the following fees for the past two fiscal years:


                                             FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                               JUNE 30, 2002         JUNE 30, 2001*
                                               -------------         --------------
FEES                                              $ 1,636               $   263
FEES WAIVED AND EXPENSES REIMBURSED               $83,097               $13,538

      * For the period from December 14, 2000 (commencement of operations) through June 30, 2001.

Under the terms of the Advisory Agreement, Roxbury agrees to: (a) direct the investments of the Series, subject to and in accordance with the Series' investment objective, policies and limitations set forth in its prospectus and this Statement of Additional Information; (b) purchase and sell for the Series, securities and other investments consistent with the Series' investment objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Series; (d) pay the salaries of all of its personnel performing services relating to research, statistical and investment activities on behalf of the Series; (e) make available and provide such information as the Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of the Series and its investment activities. Additionally, Roxbury agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Series. The Trust or the adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the adviser delegates any or all of its duties as listed.


The Advisory Agreement provides that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the Advisory Agreement.


The salaries of any officers and the Interested Trustees who are affiliated with the adviser and the salaries of all personnel of the adviser performing services for the Fund relating to research, statistical and investment activities are paid by the adviser.



ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration and Accounting Services Agreement dated September 1, 2002, Rodney Square Management Corporation ("RSMC"), an affiliate of the Trust, performs certain administrative and accounting services for the Fund and the Series. For its services, the Fund and the Series each pay RSMC a fee of ..09% of its average daily net assets up to $1 billion; .07% of the next $500,000 of average daily net assets; .05% of the next $500,000 average daily net assets; and .03% of its average daily net assets that are greater than $2 billion.

The Administration and Accounting Services Agreement permits RSMC to delegate its responsibilities to another party. RSMC has retained PFPC Inc. to serve as a sub-administrator to provide certain services such as preparing shareholder reports, providing statistical and research data, assisting the adviser in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Funds. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC include determining the net asset value per share of the Fund and maintaining records relating to the securities transactions of the Fund.

Prior to September 1, 2002, PFPC provided administrative and accounting services for the Fund and the Series.


ADDITIONAL SERVICE PROVIDERS

INDEPENDENT AUDITORS. Ernst & Young, LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the independent auditor to the Trust and the Master Trust, providing services which include (1) auditing the annual financial statements for the Fund and the Series, (2) assistance and consultation in connection with SEC filings and (3) preparation of the annual federal income tax returns filed on behalf of the Trust.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust and the Master Trust.

CUSTODIAN. Wilmington Trust Company, 1100 N. Market Street, Wilmington, DE 19890, serves as the custodian.

TRANSFER AGENT. PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809-0001, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

The Distributor is currently located at 3200 Horizon Drive, King of Prussia, PA 19406. Effective January 1, 2003 the Distributor will be located at 760 Moore Road, King of Prussia, PA 19406. Pursuant to an Amended and Restated Distribution Agreement for the Class B shares of the Trust and a Distribution Agreement for all other shares of the Trust (each a "Distribution Agreement"), the Distributor serves as the underwriter of the Trust's shares. The terms of each Distribution Agreement grant the Distributor the right to sell the shares of the Trust as agent for the Trust. Shares of the Trust are offered continuously.

Under the terms of each Distribution Agreement, the Distributor agrees to use all reasonable efforts to secure purchasers for Class B and Class C shares of the Fund and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of the Fund's Class B and Class C shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Fund's Amended and Restated Distribution Plan for its Class B Shares ("Class B Plan") and Amended and Restated Distribution Plan for its Class C Shares ("Class C Plan"), each of which have been adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Rule 12b-1 Plans"). The Distributor receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Class A shares of the Fund.

Each Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under each agreement, will not be liable to the Fund or its shareholders for losses arising in connection with the sale of shares of the Fund.

The Distribution Agreement for the Fund's Class B shares became effective as of January 2, 2001 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees.

Each Distribution Agreement terminates automatically in the event of an assignment, and is terminable without payment of any penalty with respect to the Fund (i) (by vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Fund or any agreements related to such plan, or by vote of a majority of the outstanding voting securities of the Fund) on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Trust.

The Distributor will be compensated for distribution services according to the Class B Plan and the Class C Plan, regardless of the Distributor's expenses. The Class B Plan and Class C Plan provide that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Distributor and other financial institutions for distribution and shareholder servicing activities.

The Class B Plan further provides that monthly payments shall be made in the amount of 0.75% per annum of the Class B shares' average net assets as compensation for the Distributor's role in the distribution of the Fund's Class B shares. The Class C Plan provides that monthly payments shall be made in the amount of 0.75% per annum of the average daily net assets to the Fund's Class C shares (or such lesser amount as may be established by a majority of the Board of Trustees, including a majority of the Independent Trustees) as compensation for the Distributor's role in the distribution of the Fund's Class C shares.

Under the Class B Plan and Class C Plan, if any payments made by the adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by the Fund of the distribution of its shares, such payments are authorized. The Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Class B Plan or Class C Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments.

When purchasing Class A shares, a sales charge will be incurred at the time of purchase (a "front-end load") based on the dollar amount of the purchase. The maximum initial sales charge is 5.50%, which is reduced for purchases of $50,000 and more. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waiver" in the prospectus. Although purchases of $1,000,000 or more may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase.

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the Distributor and may be used either to promote the sale of the Fund's shares or to compensate the Distributor for its efforts to sell the shares of the Fund.

                                                                                        DEALER REALLOWANCE
                                       AS A PERCENTAGE OF       AS A PERCENTAGE         AS A PERCENTAGE OF
YOUR INVESTMENT                          OFFERING PRICE        OF YOUR INVESTMENT         OFFERING PRICE
---------------                          --------------        ------------------         --------------
$50,000 and less                             5.50%                    5.82%                    5.00%
$50,000 up to $150,000                       5.00%                    5.26%                    4.50%
$150,000 up to $250,000                      4.50%                    4.71%                    4.00%
$250,000 up to $500,000                      3.50%                    3.63%                    3.00%
$500,000 up to $1,000,000                    3.00%                    3.09%                    2.75%
Over $1,000,000                              0.00%                    0.00%                    0.00%

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. The adviser places all portfolio transactions on behalf of the Series, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Any debt securities purchased and sold by the Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. During the fiscal years ended June 30, 2002 and 2001, the Series paid the following brokerage commissions:


                            12 MONTHS     12 MONTHS
                              ENDED         ENDED
                             6/30/02       6/30/01*
                            ---------     ---------
Mid Cap Series              $1,450.09     $240.85

* From December 31, 2000 (the Series' inception) through June 30, 2001.

The variation in brokerage commissions paid by the Series for the fiscal year ended June 30, 2002, as compared to the prior fiscal year, was due to a volatile market, which in effect resulted in an increase in transactions on which commissions were paid.

BROKERAGE SELECTION. The primary objective of the adviser in placing orders on behalf of the Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, the adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Series or to the adviser.

Section 28(e) of the Securities Exchange Act of 1934 provides that the adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), the adviser is required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or [the adviser's] overall responsibilities with respect to accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the adviser in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Series may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement the adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with the adviser's personnel with respect to computerized systems and data furnished to the adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.
The outside research assistance is useful to the adviser since the broker-dealers used by the adviser tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the adviser with a diverse perspective on financial markets. Research services provided to the adviser by broker-dealers are available for the benefit of all accounts managed or advised by the adviser or by its affiliates. The adviser cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. During the fiscal years ended June 30, 2002 and 2001, the Series directed transactions and paid brokerage commissions because of research services provided in the following amounts:

                         12 MONTHS ENDED 6/30/02         12 MONTHS ENDED 6/30/01*
                         -----------------------         -----------------------
                       TRANSACTIONS     COMMISSIONS    TRANSACTIONS    COMMISSIONS
                         DIRECTED          PAID          DIRECTED          PAID
                         --------          ----          --------          ----
MID CAP SERIES         $283,877.97      $  615.20      $ 2,387.88      $    4.75

* From December 31, 2000 (the Series' inception) through June 30, 2001.

ALLOCATION OF PORTFOLIO TRANSACTIONS. Some of the adviser's other clients may have investment objectives and programs similar to that of the Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated among the Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated among the Series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Trust issues three separate classes of shares of the Fund, Class A, Class B and Class C. The shares of the Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that Class B and Class C shares bear Rule 12b-1 distribution expenses of 0.75% of the average net assets of the respective Class B and Class C shares and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the Rule 12b-1 fee may be paid. Each Class bears a shareholder service fee of 0.25% of the average net assets of the Class. The net income attributable to a class of shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 fees; accordingly, the net asset value of Class A, Class B and Class C shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of the Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each class takes separate votes on matters affecting only that class.

The Fund does not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES.

By Mail: You or your financial intermediary may purchase shares by sending a check drawn on a U.S. bank payable to "Roxbury Mid Cap Fund", along with a completed application (included at the end of the prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

     By regular mail                    By overnight mail
     ---------------                    -----------------
     Roxbury Funds                      Roxbury Funds
     c/o PFPC Inc.                      c/o PFPC Inc.
     P.O. Box 9814                      400 Bellevue Parkway - Suite 108
     Providence, RI  02940              Wilmington, DE  19809

By Wire: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 497-2960 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

Individual Retirement Accounts: You may purchase shares of the Fund for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing the Fund IRA, call the transfer agent at (800) 497-2960. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $2,000 minimum initial investment). You may elect to invest the specified amount monthly, bi-monthly, quarterly, semi-annually or annually. The purchase of Fund shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), on or about the 20th day of the month. To obtain an application for the AIP, check the appropriate box of the application or call the transfer agent at (800) 497-2960.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paycheck will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the Distributor, the adviser or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES.

You or your financial intermediary may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. It is the responsibility of your financial intermediary to transmit redemption orders and credit your account with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the transfer agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the transfer agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt.

By Mail: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. When the Fund requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions, which are not participating in one of these programs will not be accepted. You can obtain one from most banking institutions or securities brokers, but not from a Notary Public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

      By regular mail                   By overnight mail
      ---------------                   -----------------
      Roxbury Funds                     Roxbury Funds
      c/o PFPC Inc.                     c/o PFPC Inc.
      P.O. Box 9814                     400 Bellevue Parkway - Suite 108
      Providence, RI  02940             Wilmington, DE  19809

By Telephone: If you prefer to redeem your shares by telephone you may elect to do so. However, there are certain risks. The Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

Systematic Withdrawal Plan: If you own Fund shares with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bi-monthly, quarterly, semi-annually or annually. The minimum withdrawal available is $100. All the redemptions of Fund shares, including bi-monthly redemptions of Fund shares, will be effected at the NAV determined on or about the 25th day of the month.

Additional Information Regarding Redemptions: If shares to be redeemed represent a recent investment made by check, the Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

To ensure proper authorization before redeeming Fund shares, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the transfer agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Fund will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than your cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to you, and the proceeds of a redemption may be subject to backup withholding.

Your right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of the Fund's securities or to determine the value of the Fund's net assets, or (d) ordered by a government body having jurisdiction over the Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding government authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the Fund. If payment is made in securities, you may incur transaction expenses in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares solely in cash account up to the lesser of $250,000 or 1% of the net assets of the Fund for any one shareholder during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

The net asset value per share of the Fund is determined by dividing the value of the Fund's net assets by the total number of that Fund's shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Fund is open for business. A Fund is considered to be open for business on days when the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve Bank are open for business.

In valuing the Fund's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                    DIVIDENDS

Dividends from the Fund's net investment income and distributions of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

                              TAXATION OF THE FUND

GENERAL. The Fund is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and at least 90% of its net income from tax-exempt obligations as well as several additional requirements. For the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If the Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

The Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

The Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. The Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includable gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 20%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares of the Fund.

If the Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If the Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain.

Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by you on December 31 of that year if they are paid by the Fund during the following January. Accordingly, such distributions will be taxed to you for the year in which that December 31 falls.

You should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, you will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

It is anticipated that all or a portion of the dividends from the net investment income of the Fund will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of the Fund are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of the Fund's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by the Fund from taxable U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

The Fund will inform shareholders within 60 days after its fiscal year-end of the percentage of its dividends designated as qualifying for the dividends received deduction.

Any loss realized by you on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions to that shareholder with respect to those shares.

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by the Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement.

SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by the Fund has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which the Fund may invest.
Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures and forward contracts are personal property. Under Section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.
Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles (see above). If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

CONSTRUCTIVE SALE. If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing federal tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences to it of an investment in the Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from the Fund. You should consult your tax advisor regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

The performance of the Fund may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Fund will vary based on changes in market conditions and the level of the Fund's expenses. These performance figures are calculated in the following manner:


AVERAGE ANNUAL TOTAL RETURN is the average annual compound rate of return for the 1, 5 and 10 year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value according to the following formula:

                   T = (ERV/P)1/n - 1

            Where: P     =   a hypothetical initial investment of $1,000
                   T     =   average annual total return
                   n     =   number of years
                   ERV   =   ending redeemable value: ERV is the value, at the
                             end of the applicable period, of a hypothetical
                             $1,000 investment made at the beginning of the applicable period.

The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) is the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                         n
                  P(1+T)   = ATV
                                D
                  Where:
                  P = a hypothetical initial payment of $1,000.
                  T = average annual total return (after taxes on
                  distributions).
                  n = number of years.
                  ATV  = ending value of a hypothetical $1,000 payment made at
                     D   the beginning of the 1-, 5-, or 10-year periods at the
                  end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

The calculation for average annual total return after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable `ATVD' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences. The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) is the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                           n
                  P(1 + T)   = ATV
                                  DR
                  Where:

                  P = a hypothetical initial payment of $1,000.
                  T = average annual total return (after taxes on distributions and redemption).
                  n = number of years.
                  ATV   = ending value of a hypothetical $1,000 payment made
                     DR   at the beginning of the 1-, 5-, or 10-year periods at
                  the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total return after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The Fund calculates the taxes due on any distributions as described above under `Average Annual Total Returns (After Taxes on Distributions)'. The ending value (variable `ATV(DR)' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.



           AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED JUNE 30, 2002

CLASS A SHARES(1)                                1 YEAR     SINCE INCEPTION(2)
-----------------                                ------     ------------------

Before Taxes                                     -25.13%          -11.31%

After Taxes on Distributions                     -25.63%          -11.71%

After Taxes on Distributions and Redemptions     -15.40%           -9.15%

(1) Class B and Class C Shares are not currently being offered.
(2) Inception Date:  December 14, 2000.

YIELD CALCULATIONS. From time to time, the Fund may advertise its yield. Yield for the Fund is calculated by dividing the Fund's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

                          YIELD = 2[((A-B)/CD + 1) to the power of 6 -1]

      where:

            a  =  dividends and interest earned during the period;
            b  =  expenses accrued for the period (net of reimbursements);
            c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends; and
            d  =  the maximum offering price per share on the last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

Except as noted below, in determining interest earned during the period (variable "a" in the above formula), pfpc calculates the interest earned on each debt instrument held by the Fund during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Fund, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Fund.

For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income.

In determining dividends earned by any preferred stock or other equity securities held by the Fund during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, the Fund's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Fund in the Fund's financial statements.

Yield information may be useful in reviewing the Fund's performance and in providing a basis for comparison with other investment alternatives. However, the Fund's yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Fund's yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's holdings, thereby reducing the current yields of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

COMPARISON OF FUND PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by the Fund.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

From time to time, in marketing and other literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indices of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper , Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, the Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank the Fund in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in the Fund's investment policies and investments, the Fund's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.



                              FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Fund and the Series for the fiscal year ended June 30, 2002, as set forth in the Fund's Annual Report to shareholders, including the notes thereto and the reports of Ernst & Young, LLP thereon, are incorporated herein by reference.

                                   APPENDIX A
            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing the Series, the adviser may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with the Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Fund will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. The Series will not use leverage in their options and futures. Accordingly, the Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) earmarking or setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or
(2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Series' assets could impede portfolio management, or the Series' ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. The Series may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

The Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

The Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

The Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

The Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Series will be obligated to sell the security at less than its market value.

The Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Series would expect to suffer a loss.

The Series may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which the Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Series will not exactly match the composition of indices on which options are purchased or written.

The Series may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Series would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Series would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Series will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Series the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if the Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Series holds a put warrant and the value of the underlying index falls, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Series does not exercise an index warrant prior to its expiration, then the Series loses the amount of the purchase price that it paid for the warrant.

The Series will normally use index warrants as it may use index options. The risks of the Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Series' ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, the Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

      (1) the Series will write only covered options, and each such option will remain covered so long as the Series is obligated thereby; and

      (2) the Series will not write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of the Series' total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, the Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit the Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If the Series is unable to effect a closing purchase transaction with respect to options it has acquired, the Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If the Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Series may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

      (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

      (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Series is exercised or unless a closing transaction is effected with respect to that position, the Series will realize a loss in the amount of the premium paid and any transaction costs.

      (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

      (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Series writes a call option on an index, that Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Series holds an index option and exercises it before the closing index value for that day is available, the Series runs the risk that the level of the underlying index may subsequently change.

      (5) The Series' activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. The Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

The Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Series' securities holdings. To the extent that a portion of the Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Series' holdings. The Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, the Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the Series plans to acquire at a future date. The Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Series. This is analogous to writing covered call options on securities. The Series also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Series.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, the Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

      (1) The Series will engage only in covered futures transactions, and each such transaction will remain covered so long as the Series is obligated thereby.

      (2) The Series will not write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when the Series purchases a contract and the value of the contract rises, the Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of the Series' obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Series to close a position and, in the event of adverse price movements, the Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering the Series' use of futures contracts and related options, particular note should be taken of the following:

      (1) Successful use by the Series of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities.

            Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if the Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, the Series may need to sell assets at a time when such sales are disadvantageous to the Series. If the price of the futures contract moves more than the price of the underlying securities, the Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

      (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

      (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Series intend to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Series would continue to be required to make variation margin payments.

      (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

      (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

      (6) As is the case with options, the Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, the Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's and S&P are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's and S&P to the securities in which the Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, the adviser will consider whether it is in the best interest of the Series to continue to hold the securities.

MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

-     Leading market positions in well-established industries.

-     High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

                           CRM PRIME MONEY MARKET FUND
                               CRM TAX-EXEMPT FUND
                           CRM BROAD MARKET BOND FUND
                             CRM MUNICIPAL BOND FUND
                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND

                                       OF
                                 WT MUTUAL FUND

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809





                       Statement of Additional Information

                                November 1, 2002



This Statement of Additional Information is not a prospectus and should be read in conjunction with each Fund's current prospectus, as amended from time to time. A copy of each current prospectus and annual report may be obtained without charge, by writing to PFPC Distributors, Inc. (the "Distributor"). The Distributor is currently located at 3200 Horizon Drive, King of Prussia, PA 19406. Effective January 1, 2003 the Distributor will be located at 760 Moore Road, King of Prussia, PA 19406. A copy may also be obtained from certain institutions such as banks or broker-dealers that have entered into servicing agreements with the Distributor or by calling (800) CRM-2883.

Each Fund and its corresponding master Series' audited financial statements for the fiscal year ended June 30, 2002, included in the Annual Reports to shareholders, are each incorporated into this SAI by reference.

                                TABLE OF CONTENTS

GENERAL INFORMATION                                                          2

INVESTMENT POLICIES                                                          2

INVESTMENT LIMITATIONS                                                      15

TRUSTEES AND OFFICERS                                                       20

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                         27

INVESTMENT ADVISORY AND OTHER SERVICES                                      29

DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN                                  31

BROKERAGE ALLOCATION AND OTHER PRACTICES                                    32

CAPITAL STOCK AND OTHER SECURITIES                                          33

PURCHASE, REDEMPTION AND PRICING OF SHARES                                  33

DIVIDENDS                                                                   36

TAXATION OF THE FUNDS                                                       36

CALCULATION OF PERFORMANCE INFORMATION                                      40

FINANCIAL STATEMENTS                                                        45

APPENDIX A -- OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES    A-1

APPENDIX B -- DESCRIPTION OF RATINGS                                       B-1

                               GENERAL INFORMATION

WT Mutual Fund (the "Trust") is a diversified, open-end management investment company organized as a Delaware business trust on June 1, 1994. The name of the Trust was changed from Kiewit Mutual Fund to WT Mutual Fund on October 20, 1998.

The Trust has established the following funds described in this Statement of Additional Information: CRM Prime Money Market Fund, CRM Tax-Exempt Fund, CRM Broad Market Bond Fund, CRM Municipal Bond Fund, CRM Large Cap Value Fund, CRM Mid Cap Value Fund and CRM Small Cap Value Fund (each a "Fund" and collectively the "Funds"). Each of these Funds issues Institutional and Investor class shares. The CRM Large Cap Value Fund, CRM Mid Cap Value Fund and CRM Small Cap Value Fund also issue Retail class shares. Currently, only shares of CRM Large Cap Value Fund, CRM Mid Cap Value Fund and CRM Small Cap Value Fund are being offered for sale. The CRM Small Cap Value Fund is currently closed to new investors. Please see the prospectus for additional information.

                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in the prospectus. Unless otherwise indicated, it applies to the Funds through their investment in corresponding master funds (the "Series"), which are series of WT Investment Trust I.

                               MONEY MARKET FUNDS

The "Money Market Funds" are the Prime Money Market Fund and the Tax-Exempt Fund. Each has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under certain circumstances. Each Fund values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Board of Trustees has established procedures reasonably designed to stabilize each Fund's price per share at $1.00. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major ratings services or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation ("RSMC"), under the direction of and subject to the review of the Board of Trustees.

The Prime Money Market Fund seeks high current income, while preserving capital and liquidity. The Fund seeks to achieve this objective through investment in money market instruments, including bank obligations, high quality commercial paper and U.S. Government obligations. The Fund may invest more than 25% of its total assets in the obligations of banks, finance companies and utilities. The Tax-Exempt Fund seeks high current interest income exempt from federal income taxes while preserving principal. Each Fund's investment objective may not be changed without shareholder approval.

BANK OBLIGATIONS. The Prime Money Market Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly-owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly-owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by government regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

      - BANKERS' ACCEPTANCES. The Prime Money Market Fund may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

      - CERTIFICATES OF DEPOSIT. The Prime Money Market Fund may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

      - TIME DEPOSITS. The Prime Money Market Fund may invest in time deposits, which are bank deposits for fixed periods of time.

CERTIFICATES OF PARTICIPATION. The Tax-Exempt Fund may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Prime Money Market Fund may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's or S&P or, if not rated, determined by the adviser to be of comparable quality. See "Appendix B - Description of Ratings." The Fund may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from a NRSRO.

FOREIGN SECURITIES. At the present time, portfolio securities of the Prime Money Market Fund that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Fund may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States.

ILLIQUID SECURITIES. No Money Market Fund may invest more than 10% of the value of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books.

The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the adviser, pursuant to guidelines approved by the Board. The adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board.

INVESTMENT COMPANY SECURITIES. Each Money Market Fund may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Each Fund's investment of its assets in the corresponding Series pursuant to the master/feeder structure are excepted from these limitations.

MUNICIPAL SECURITIES. The Money Market Funds may invest in debt obligations issued by states, municipalities and public authorities (collectively "municipal securities") to obtain funds for various public purposes. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from federal income tax, dividends paid by a Fund to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

      - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond.

      - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility; tolls from a toll bridge, for example.

      - BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

      - TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

      - REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

      - INDUSTRIAL DEVELOPMENT BONDS ("IDBs") and Private Activity Bonds ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as solid waste facilities and sewage plants. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement, such as a letter of credit.

      - TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

      - CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association).

      - PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

REPURCHASE AGREEMENTS. Each Money Market Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement defaults), it is the policy of a Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

SECURITIES LENDING. Each Money Market Fund may from time to time lend their portfolio securities pursuant to agreements, which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

STANDBY COMMITMENTS. Each Money Market Fund may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Funds may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Funds will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Fund.

U.S. GOVERNMENT OBLIGATIONS. Each Money Market Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, Ginnie Mae securities), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of Fannie Mae, Freddie Mac, Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

VARIABLE AND FLOATING RATE SECURITIES. Each Money Market Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES. Each Money Market Fund may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.

While a Fund initially commits to purchase such securities with the purpose of actually acquiring them, the Fund may subsequently (i) dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy or (ii) sell the underlying securities before they are delivered, which may result in gains or losses. The Fund may also designate liquid assets, marked to market daily, maintained at a value equal to its current obligations for when-issued securities.

When a Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security each day in determining net asset value per share subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery the market value of the security may be higher or lower than its cost, thereby increasing or decreasing the Fund's net asset value. When payment for a when-issued security is due, a Fund will meet its obligations from then-available cash flow, the sale of any previously designated liquid assets, the sale of other securities, or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation creates the potential for the realization of capital gains or losses.

                                 THE BOND FUNDS

The "Bond Funds" are the Broad Market Bond and the Municipal Bond Funds. RSMC, the investment adviser for the Bond Funds, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. The Bond Funds' exposure to credit risk is moderated by limiting their investments to securities that, at the time of purchase, are rated investment grade by an NRSRO such as Moody's, S&P, or, if unrated, are determined by RSMC to be of comparable quality. See "Appendix B - Description of Ratings." Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Fund will receive the anticipated yield on the security. RSMC continuously monitors the quality of the Funds' holdings, and should the rating of a security be downgraded or its quality be adversely affected, RSMC will determine whether it is in the best interest of the affected Fund to retain or dispose of the security.

The Broad Market Bond Fund seeks a high total return, consistent with high current income. The Fund will normally invest at least 85% of its total assets in various types of fixed income securities. This policy may be changed upon 60 days' notice to shareholders.

The Municipal Bond Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. The Fund will normally invest as least 80% of its net assets in municipal securities that provide interest exempt from federal income tax. This policy may be changed upon 60 days' notice to shareholders. Each Fund's investment objective may not be changed without shareholder approval.

The effect of interest rate fluctuations in the market on the principal value of the Bond Funds is moderated by limiting the average dollar-weighted duration of their investments -- in the case of the Broad Market Bond Fund to a range of 4 to 7 years, and in the case of the Municipal Bond Fund to a range of 4 to 8 years. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by a Fund will mature), which is sometimes used to express the anticipated term of the Funds' investments. Generally, the stated maturity of a fixed income security is longer than its projected duration. Under normal market conditions, the average effective maturity will be, in the case of the Broad Market Bond Fund, within a range of approximately 7 to 12 years, and in the case of the Municipal Bond Fund, within a range of approximately 5 to 10 years. In the event of unusual market conditions, the average dollar-weighted duration of the Funds may fall within a broader range. Under those circumstances, the Broad Market Bond Fund may invest in fixed income securities with an average dollar-weighted duration of 2 to 10 years.

RSMC's goal in managing the Broad Market Bond Fund is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Broad Market Bond Fund is intended to appeal to investors who want a thoughtful exposure to the broad fixed income securities market and the high current returns that characterize the short-term to intermediate-term sector of that market.

Given the average duration of the holdings of the Bond Funds and the current interest rate environment, the Funds should experience smaller price fluctuations than those experienced by longer-term bond and municipal bond funds and a higher yield than fixed-price money market and tax-exempt money market funds. Of course, the Funds will likely experience larger price fluctuations than money market funds and a lower yield than longer-term bond and municipal bond funds. Given the quality of the Funds' holdings, which must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Funds will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities. In addition, although the Municipal Bond Fund expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.

The composition of each Fund's holdings varies depending upon RSMC's analysis of the fixed income markets and the municipal securities markets (for the Municipal Bond Fund), including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Funds may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining each Fund's specified average duration, RSMC seeks to protect the Fund's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Funds. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

RSMC may make frequent changes in the Funds' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Funds and could result in taxable capital gains.

ASSET-BACKED SECURITIES. Each Bond Fund may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.

The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

BANK OBLIGATIONS. Each Bond Fund may invest in the same U.S. dollar-denominated obligations of major banks as the Money Market Funds. (See "Money Market Funds - Bank Obligations.")

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. Each Bond Fund may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated, at the time of purchase, in the highest category by an NRSRO, such as Moody's or S&P or, if not rated, determined by RSMC to be of comparable quality.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Bond Funds to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank's credit, RSMC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Fund will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to the Fund and its shareholders.

Buy-back features include standby commitments, put bonds and demand features.

      - STANDBY COMMITMENTS. Each Bond Fund may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

            Ordinarily, a Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.

      - PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

            In selecting put bonds for the Bond Funds, RSMC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

      - DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

GUARANTEED INVESTMENT CONTRACTS. A guaranteed investment contract ("GIC") is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Fund's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Fund intends to invest more than 5% of its net assets in GICs.

ILLIQUID SECURITIES. No Bond Fund may invest more than 15% of the value of its net assets in illiquid securities.

MONEY MARKET FUNDS. Each Bond Fund may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act. (See "Money Market Funds - Investment Company Securities.")

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.

Ginnie Mae mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Veterans Administration. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

Fannie Mae and Freddie Mac both issue mortgage-backed securities that are similar to Ginnie Mae securities in that they represent interests in pools of mortgage loans. Fannie Mae guarantees timely payment of interest and principal on its certificates and Freddie Mac guarantees timely payment of interest and ultimate payment of principal. Freddie Mac also has a program under which it guarantees timely payment of scheduled principal as well as interest. Fannie Mae and Freddie Mac guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government.

In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semi-annually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -"interest only" or "IO" -- and another class of holders receiving the principal repayments -- "principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel, exempt from federal income tax. These debt obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various privately owned or operated activities. The three general categories of municipal securities are general obligation, revenue or special obligation and private activity municipal securities. A brief description of typical municipal securities follows:

      - GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

      - REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility; tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

      - MUNICIPAL LEASE OBLIGATIONS may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Funds will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation.

            Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

      - RESOURCE RECOVERY BONDS are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

      - PRIVATE ACTIVITY SECURITIES are specific types of revenue bonds issued on behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. The payment of principal and interest on these obligations generally depends upon the credit of the private owner/user of the facilities financed and, in certain instances, the pledge of real and personal property by the private owner/user. The interest income from certain types of private activity securities may be considered a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item").

Short-term municipal securities in which the Funds may invest include Tax Anticipation, Revenue Anticipation, Bond Anticipation and Construction Loan Notes. These were previously described for the Money Market Funds (See "Money Market Funds - Municipal Securities.")

OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Bond Fund has no current intention of so doing, each of the Bond Funds may use options and futures contracts. The Broad Market Bond Fund may use forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this Statement of Additional Information.

PARTICIPATION INTERESTS. The Bond Funds may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

The Municipal Bond Fund will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from federal income tax to the same extent as the interest on the underlying securities.

REPURCHASE AGREEMENTS. Each Bond Fund may invest in repurchase agreements under the same guidelines as the Money Market Funds. (See "Money Market Funds - Repurchase Agreements.")

SECURITIES LENDING. Each Bond Fund may lend securities, which was previously described under "Money Market Funds - Securities Lending." The Municipal Bond Fund has no current intention of lending its portfolio securities and would do so only under unusual market conditions since the interest income that a fund receives from lending its securities is taxable.

U.S. GOVERNMENT OBLIGATIONS. Each Bond Fund may invest in the same debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as the Money Market Funds. (See "Money Market Funds - U.S. Government Obligations.")

VARIABLE AND FLOATING RATE SECURITIES. Each Bond Fund may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

Each of the Bond Funds may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

WHEN-ISSUED SECURITIES. The Bond Funds may buy when-issued securities or sell securities on a delayed-delivery basis, which were previously described under "Money Market Funds - When-Issued Securities."

The Municipal Bond Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Fund to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Fund may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Fund may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by SEC guidelines, the Fund will place liquid assets in a segregated custodial account or earmark assets equal in amount to its obligations under outstanding refunding contracts.

ZERO COUPON BONDS. The Bond Funds may invest in zero coupon bonds of government or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Fund to liquidate investments in order to make the required distributions.

Risk Factors Applicable to the Municipal Bond Fund:

HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and government agencies, including federal, state and local government agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in government spending for those programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums) and competition among health care providers. In the future, the following may adversely affect the industry: adoption of legislation proposing a national health insurance program; medical and technological advances which alter the demand for health services or the way in which such services are provided; and efforts by employers, insurers and government agencies to reduce the costs of health insurance and health care services.

Health care facilities include life care facilities, nursing homes and hospitals. The Municipal Bond Fund may invest in bonds to finance these facilities which are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.

HOUSING SECTOR. The Municipal Bond Fund may invest in housing revenue bonds which typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.

Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.

Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future: problems in financing large construction programs in an inflationary period; cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities); difficulties in obtaining fuel at reasonable prices; the effects of conservation on the demand for energy; increased competition from alternative energy sources; and the effects of rapidly changing licensing and safety requirements.

PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the "flat tax," that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Bond Fund's holdings could be materially affected by such changes in the law, the Board of Trustees would reevaluate the Fund's investment objective and policies or consider the Fund's dissolution.

PORTFOLIO TURNOVER. Portfolio turnover rates for each Series for the past 2 fiscal years were:

                          12 MONTHS ENDED         12 MONTHS ENDED
                              6/30/02                 6/30/01
                              -------                 -------
Broad Market Bond              180%                     73%
Municipal Bond                  28%                     36%

During the fiscal year ended June 30, 2002, market volatility remained high, especially in the corporate bond sector. The portfolio managers took advantage of numerous trading opportunities which resulted in higher trading activities in the Broad Market Bond Series. In addition, the increasing account activities (inflows and outflows) further contributed to higher turnover from the 2001 to 2002 fiscal year.

                                THE EQUITY FUNDS

The "Equity Funds" are the Large Cap Value, the Mid Cap Value and the Small Cap Value Funds.

The Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund each seek to achieve long-term capital appreciation. A Fund's investment objective may not be changed without shareholder approval. The Large Cap Value Fund will invest its assets in the Large Cap Value Series which invests at least 80% of its total assets in a diversified portfolio of U.S. equity or related securities of companies with a market cap of $10 billion or higher ("large cap company") at the time of purchase. Effective January 1, 2003, the Series will consider an issuer to be a large cap company if such company has a market capitalization, at the time of purchase, equal to at least that of the smallest company in the top 40% of the Russell 1000 Value Index. The capitalization of companies that make up the Russell 1000 Value Index will change due to changes in the market. As a result, the capitalization of large cap companies in which the Series will invest will also change. As of September 30, 2002, the market capitalization of the smallest company in the top 40% of the Russell 1000 Value Index is $2.3 billion and the market capitalization of the largest company in such index is $216.3 billion.

The Mid Cap Value Fund will invest its assets in the Mid Cap Value Series which invests at least 80% of its total assets in a diversified portfolio of U.S. equity or related securities of companies with a market cap between $1 and $10 billion ("mid cap company") at the time of purchase. Effective January 1, 2003, the Series will consider an issuer to be a mid cap company if such company has a market capitalization, at the time of purchase, between the capitalization of the smallest and largest company in the Russell Midcap Value Index. The capitalization of companies that make up the Russell Midcap Value Index will change due to changes in the market. As a result, the capitalization of mid cap companies in which the Series will invest will also change. As of September 30, 2002, the capitalization of companies that make up the Russell Midcap Value Index is between $201 million and $10.2 billion.

The Small Cap Value Fund will invest its assets in the Small Cap Value Series which invests at least 80% of its total assets in a diversified portfolio of U.S. equity or related securities of companies with a market cap of $1 billion or less ("small cap company") at the time of purchase. Effective January 1, 2003, the Series will consider an issuer to be a small cap company if such company has a market capitalization, at the time of purchase, less than the capitalization of the largest stock in the Russell 2000 Value Index. The capitalization of companies that make up the Russell 2000 Value Index will change due to changes in the market. As a result, the capitalization of small cap companies in which the Series will invest will also change. As of September 30, 2002, the capitalization of the largest stock in the Russell 2000 Value Index is less than $1.7 billion.

The foregoing policies may be changed upon 60 days' notice to shareholders.

CASH MANAGEMENT. The Equity Fund may invest in cash and cash equivalents, including high-quality money market instruments and money market funds in order to manage cash flow. Certain of these instruments are described below.

      - MONEY MARKET FUNDS. Each Equity Fund may invest in the securities of money market mutual funds within the limits prescribed by the 1940 Act. (See "Money Market Funds-Investment Company Securities.")

      - U.S. GOVERNMENT OBLIGATIONS. Each Equity Fund may invest in the same debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as the Money Market Funds. (See "Money Market Funds - U.S. Government Obligations.")

      - COMMERCIAL PAPER. Each Equity Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the adviser to be of comparable quality.

      - BANK OBLIGATIONS. Each Equity Fund may invest in the same obligations of U.S. banks as the Money Market Funds. (See "Money Market Funds - Bank Obligations.")

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

The Equity Funds may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by an NRSRO such as Moody's or S&P, or if unrated, are determined by the adviser to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the adviser will determine whether it is in the best interest of the Fund to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

HEDGING STRATEGIES. Each Equity Fund may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in Appendix A.

ILLIQUID SECURITIES. Each Equity Fund may invest no more than 15% of its net assets in illiquid securities. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's investment adviser to the Board of Trustees.

OPTIONS ON SECURITIES AND SECURITIES INDICES. Each of the Equity Funds may purchase call options on securities that the adviser intends to include in a Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. A Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund or in an attempt to enhance return. A Fund may write (sell) put and covered call options on securities in which they are authorized to invest. A Fund may also purchase put and call options, and write put and covered call options on U.S. securities indices. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the 80% of the total assets of a Fund that are invested in equity (or related) securities, a Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE AGREEMENTS. Each Equity Fund may invest in repurchase agreements under the same guidelines as the Money Market Funds. (See "Money Market Funds - Repurchase Agreements.")

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") or an exemption from registration. Each of the Equity Funds may invest up to 15% of its net assets in illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the adviser intends to purchase securities that are exempt from registration under Rule 144A.

SECURITIES LENDING. Each Equity Fund may lend securities subject to the same conditions applicable to the Bond Funds. (See "Bond Funds - Securities Lending.")

PORTFOLIO TURNOVER.  Portfolio turnover rates for the past 2 fiscal years were:

                       12 MONTHS      12 MONTHS
                         ENDED          ENDED
                        6/30/02        6/30/01
                        -------        -------
Large Cap Value           100%           109%
Mid Cap Value             143%           163%
Small Cap Value           61%            90%

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds and their corresponding Series have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or redemptions of shares will not be considered a violation of the limitation.

MONEY MARKET FUNDS:

Each Money Market Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) the Fund may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, however, the Prime Money Market Fund may invest more than 25% of its total assets in the obligations of banks;

3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Fund's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Fund's total assets;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that the Fund's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.

The investment limitations described above do not prohibit a Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

With respect to number 2 above, the Prime Money Market Fund has been advised that it is the SEC staff's current position that the exclusion may be applied only to U.S. bank obligations; the Prime Money Market Fund, however, will consider both foreign and U.S. bank obligations within this exclusion.

The following non-fundamental policies apply to the Money Market Funds, and the Board of Trustees may change them without shareholder approval.

Each Money Market Fund will not:

1. make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and if at any time the Fund's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5. purchase the securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

BOND FUNDS:

Each Bond Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Fund's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Fund's total assets;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

The investment limitations described above do not prohibit a Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

The following non-fundamental policies apply to the Bond Funds and may be changed by the Board of Trustees without shareholder approval. Each Bond Fund will not:

1. pledge, mortgage or hypothecate its assets, except the Fund may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings, and the Fund may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2. make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;

5. purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded; or

6. write put or call options having aggregate exercise prices greater than 25% of the Fund's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options.

      When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

EQUITY FUNDS:

Each Equity Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, however this limitation does not apply to investments in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, however the Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Fund's assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate. The Funds additionally may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities. The Funds additionally are restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities; or

8. issue senior securities, except to the extent permitted by the 1940 Act, however the Funds may borrow money subject to their investment limitation on borrowing.

The investment limitations described above do not prohibit a Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding series of WT Investment Trust I.

The following non-fundamental policies apply to the Equity Funds, and the Board of Trustees may change them without shareholder approval. Each Equity Fund will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund, provided that the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2. make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, however the Funds may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation; or

4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.

When engaging in options, futures and forward currency contract strategies, a Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

                              TRUSTEES AND OFFICERS

The Board of Trustees supervises the management, activities and affairs of the Trust and has approved contracts with various financial organizations to provide the day-to-day management of the Series. The Board of Trustees is responsible for protecting the interests of shareholders. The following tables present certain information regarding the Board of Trustees of the Trust. All persons named as Trustees and officers also serve in a similar capacity for WT Investment Trust I (the "Master Trust"). Each person listed under "Interested Trustees" below is an "interested person" of the Series' investment advisers, the Trust or the Master Trust, within the meaning of the 1940 Act. Each person who is not an "interested person" of the Series' investment advisers, the Trust or the Master Trust within the meaning of the 1940 Act is referred to as an "Independent Trustee" and is listed under such heading below. For purposes of the information below, "Fund Complex" refers to the Trust and the Master Trust, collectively. The address of each Trustee as it relates to the Trust's business is 1100 North Market Street, Wilmington, DE 19890.

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 NUMBER OF
                                                                           PRINCIPAL           PORTFOLIOS IN
                                                   TERM OF OFFICE      OCCUPATION(S) DURING     FUND COMPLEX           OTHER
                              POSITION(S) HELD     AND LENGTH OF             PAST               OVERSEEN BY        DIRECTORSHIPS
NAME AND DATE OF BIRTH           WITH TRUST         TIME SERVED            FIVE YEARS              TRUSTEE         HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT J. CHRISTIAN(1)            Trustee,      Shall serve until       Chief Investment               40          RSMC (registered
Date of Birth: 2/49            President and    death, resignation or   Officer of Wilmington                      investment
                              Chairman of the   removal.  Trustee,      Trust Company since                        adviser)
                                   Board        President and           February 1996.
                                                Chairman of the Board
                                                since October 1998.
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAM P. RICHARDS, JR.(2)       Trustee       Shall serve until       Managing Director and          40          None
Date of Birth:  11/36                           death, resignation or   Senior Portfolio
                                                removal.  Trustee       Manager, Roxbury
                                                since October 1999.     Capital Management LLC
                                                                        since 1998. Prior to
                                                                        1998, Principal, Roger
                                                                        Engemann & Associates
                                                                        (investment management
                                                                        firm).
-----------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Christian is an "Interested Trustee" by reason of his position as Director of Rodney Square Management Corporation, an investment adviser to the Master Trust.

(2) Mr. Richards is an "Interested Trustee" by reason of his position as President of Roxbury Capital Management LLC, an investment adviser to the Master Trust.

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                              PRINCIPAL           FUND                OTHER
                                POSITION(S)      TERM OF OFFICE           OCCUPATION(S)          COMPLEX          DIRECTORSHIPS
                                   HELD          AND LENGTH OF             DURING PAST         OVERSEEN BY          HELD BY
NAME AND DATE OF BIRTH          WITH TRUST        TIME SERVED              FIVE YEARS            TRUSTEE            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT ARNOLD                     Trustee      Shall serve until       Founder and                    40               N/A
Date of Birth: 3/44                            death, resignation or   co-manages, R. H.
                                               removal.  Trustee       Arnold & Co., Inc.
                                               since May 1997.         (investment banking
                                                                       company) since 1989.
-----------------------------------------------------------------------------------------------------------------------------------
ERIC BRUCKER                      Trustee      Shall serve until       Dean, School of                40               N/A
Date of Birth: 12/41                           death, resignation or   Business
                                               removal.  Trustee       Administration of
                                               since October 1999.     Widener University
                                                                       since July 2001.
                                                                       Prior to that, Dean,
                                                                       College of Business,
                                                                       Public Policy and
                                                                       Health at the
                                                                       University of Maine
                                                                       from September 1998 to
                                                                       June 2001, and Dean,
                                                                       School of Management
                                                                       at the University of
                                                                       Michigan prior to
                                                                       September 1998.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                              PRINCIPAL           FUND                OTHER
                                POSITION(S)      TERM OF OFFICE           OCCUPATION(S)          COMPLEX          DIRECTORSHIPS
                                   HELD          AND LENGTH OF             DURING PAST         OVERSEEN BY          HELD BY
NAME AND DATE OF BIRTH          WITH TRUST        TIME SERVED              FIVE YEARS            TRUSTEE            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NICHOLAS A. GIORDANO              Trustee      Shall serve until       Consultant, financial          40        Kalmar Pooled
Date of Birth: 3/43                            death, resignation or   services organizations                   Investment Trust
                                               removal.  Trustee       from 1997 to present;                    and Independence
                                               since October 1998.     Interim President,                       Blue Cross
                                                                       LaSalle University                       (insurance);
                                                                       from 1998 to 1999;                       Fotoball, U.S.A.
                                                                       President and Chief                      (sporting and
                                                                       Executive Officer,                       athletics goods
                                                                       Philadelphia Stock                       manufacturer);
                                                                       Exchange from 1981 to                    DaisyTek
                                                                       1997.                                    International
                                                                                                                (wholesale paper
                                                                                                                and paper
                                                                                                                products); and
                                                                                                                Selas Corporation
                                                                                                                of America
                                                                                                                (industrial
                                                                                                                furnaces and
                                                                                                                ovens).

-----------------------------------------------------------------------------------------------------------------------------------
LOUIS KLEIN JR.                   Trustee      Shall serve until       Self-employed                  40        Manville Personal
Date of Birth: 5/35                            death, resignation or   financial consultant                     Injury Settlement
                                               removal.  Trustee       since 1991.                              Trust
                                               since October 1999.
-----------------------------------------------------------------------------------------------------------------------------------
CLEMENT C. MOORE, II              Trustee      Shall serve until       Managing Partner,              40               N/A
Date of Birth: 9/44                            death, resignation or   Mariemont Holdings,
                                               removal.  Trustee       LLC, (real estate
                                               since October 1999.     holding and
                                                                       development company)
                                                                       since 1980.

-----------------------------------------------------------------------------------------------------------------------------------
JOHN J. QUINDLEN                  Trustee      Shall serve until       Retired since 1993.            40        St. Joe Paper
Date of Birth: 5/32                            death, resignation or                                            Co.
                                               removal.  Trustee
                                               since August 1999.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                              PRINCIPAL           FUND                OTHER
                                POSITION(S)      TERM OF OFFICE           OCCUPATION(S)          COMPLEX          DIRECTORSHIPS
                                   HELD          AND LENGTH OF             DURING PAST         OVERSEEN BY          HELD BY
NAME AND DATE OF BIRTH          WITH TRUST        TIME SERVED              FIVE YEARS            TRUSTEE            TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
MARK A. SARGENT                   Trustee      Shall serve until       Dean and Professor of          40        St. Thomas More
Date of Birth: 4/51                            death, resignation or   Law, Villanova                           Society of
                                               removal.  Trustee       University School of                     Pennsylvania.
                                               since November 2001.    Law since July 1997.
                                                                       Associate Dean for
                                                                       Academic Affairs,
                                                                       University of Maryland
                                                                       School of Law from
                                                                       1994 to 1997.
-----------------------------------------------------------------------------------------------------------------------------------

As of the date of this Statement of Additional Information, none of the Independent Trustees nor any of their immediate family members (i.e. spouse or dependent children) serves as an officer or director or is an employee of, the Trust, the Master Trust, any of the Series' advisers, the Distributor or of any company controlled by or under common control with such entities.

------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF
                                                                                                    PORTFOLIOS IN
                                                                                  PRINCIPAL              FUND             OTHER
                                  POSITION(S)          TERM OF OFFICE           OCCUPATION(S)          COMPLEX        DIRECTORSHIPS
         NAME, ADDRESS AND         HELD WITH           AND LENGTH OF             DURING PAST         OVERSEEN BY         HELD BY
           DATE OF BIRTH             TRUST              TIME SERVED              FIVE YEARS            TRUSTEE           TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
ERIC K. CHEUNG                   Vice President    Shall serve at the      Vice President,               N/A               N/A
1100 North Market Street                           pleasure of the Board   Wilmington Trust
Wilmington, DE 19890                               and until successor     Company since 1986;
Date of Birth: 12/54                               is elected and          and Vice President and
                                                   qualified.  Officer     Director, Rodney
                                                   since October 1998.     Square Management
                                                                           Corporation since 2001.
------------------------------------------------------------------------------------------------------------------------------------
JOSEPH M. FAHEY, JR.                  Vice         Shall serve at the      Vice President, Rodney        N/A               N/A
1100 North Market Street           President       pleasure of the Board   Square Management
Wilmington, DE 19809                               and until successor     Corporation since 1992.
Date of Birth: 1/57                                is elected and
                                                   qualified.  Officer
                                                   since November 1999.

------------------------------------------------------------------------------------------------------------------------------------
FRED FILOON                      Vice President    Shall serve at the      Senior Vice President,        N/A               N/A
520 Madison Avenue                                 pleasure of the Board   Cramer Rosenthal
New York, NY 10022                                 and until successor     McGlynn, LLC since
Date of Birth: 3/42                                is elected and          1989.
                                                   qualified.  Officer
                                                   since August 2000.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. GILES                    Vice President    Shall serve at the      Vice President,               N/A               N/A
1100 North Market Street                           pleasure of the Board   Wilmington Trust
Wilmington, DE 19890                               and until successor     Company since 1996.
Date of Birth: 8/57                                is elected and
                                                   qualified.  Officer
                                                   since December 1999.
------------------------------------------------------------------------------------------------------------------------------------
PAT COLLETTI                     Vice President    Shall serve at the      Vice President and            N/A               N/A
400 Bellevue Parkway              and Treasurer    pleasure of the Board   Director of Investment
Wilmington, DE 19809                               and until successor     Accounting and
Date of Birth: 11/58                               is elected and          Administration of PFPC
                                                   qualified.  Officer     Inc. since 1999. From
                                                   since May 1999.         1986 to April 1999,
                                                                           Controller for the
                                                                           Reserve Funds.
------------------------------------------------------------------------------------------------------------------------------------
LEAH ANDERSON                      Secretary       Shall serve at the      Officer, Wilmington           N/A               N/A
1100 North Market Street                           pleasure of the Board   Trust Company since
Wilmington, DE 19890                               and until successor     1998. Officer, Rodney
Date of Birth: 8/65                                is elected and          Square Management
                                                   qualified.  Officer     Corporation since 1992.
                                                   since October 2002.
------------------------------------------------------------------------------------------------------------------------------------

RESPONSIBILITIES OF THE BOARD AND COMMITTEES


BOARD. The primary responsibility of the Board is to represent the interests of the shareholders of the Funds and to provide oversight management of the Funds. Currently the Board is comprised of nine individuals, two of whom are considered "interested" Trustees as defined by the 1940 Act. The remaining Trustees are Independent Trustees. The Board meets multiple times during the year (i.e. at least quarterly) to review the investment performance of each

Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. The Board met five times during the fiscal year ended June 30, 2002. Currently, the Board has a Nominating Committee, an Audit Committee, a Regulatory Oversight Committee and a Valuation Committee. The responsibilities of each committee and its members are described below.

NOMINATING COMMITTEE. The Board has a Nominating Committee, comprised only of Independent Trustees. Currently, Messrs. Giordano and Quindlen serve on the Nominating Committee. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Trustees. During the fiscal year ended June 30, 2002, there was one meeting of the Nominating Committee. Upon the written request of shareholders holding at least 10% of the Trust's shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as Trustees as specified in such written request.

AUDIT COMMITTEE. The Board has an Audit Committee comprised of Messrs. Giordano, Klein and Quindlen, each an Independent Trustee. Mr. Giordano serves as the chairman of the committee. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Trust's independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditors' certifications; and (4) review with such independent auditors the adequacy of the Trust's basic accounting system and the effectiveness of the Trust's internal accounting controls. During the fiscal year ended June 30, 2002, there were three meetings of the Audit Committee.

REGULATORY OVERSIGHT COMMITTEE. The Board has a Regulatory Oversight Committee, comprised of Messrs. Arnold, Brucker, Moore and Sargent, each an Independent Trustee. Mr. Moore serves as the chairman of the committee. The Regulatory Oversight Committee focuses on any regulatory developments in the mutual fund industry and various regulatory aspects of the operation of the Funds. The committee also performs such other tasks as the Board deems necessary. During the fiscal year ended June 30, 2002, there were four meetings of the Regulatory Oversight Committee.

VALUATION COMMITTEE. The Board has a Valuation Committee, comprised of officers of the Trust, which reviews and monitors the Valuation Procedures adopted by the Board. The Valuation Committee is responsible for determining the fair value of each Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the Board deems necessary. The Valuation Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee's meeting. During the fiscal year ended June 30, 2002, there was one meeting of the Valuation Committee.

SECURITY AND OTHER INTERESTS. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2001.

                                                                                        AGGREGATE DOLLAR RANGE
                                                                                       OF EQUITY SECURITIES IN
                                                                                 ALL REGISTERED INVESTMENT COMPANIES
                                     DOLLAR RANGE OF EQUITY SECURITIES         OVERSEEN BY TRUSTEE WITHIN THE FAMILY OF
NAME OF TRUSTEE                                IN EACH FUND                              INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
ROBERT J. CHRISTIAN                                                                          Over $100,000
   Small Cap Value                          $50,001-$100,000

WILLIAM P. RICHARDS                                None                                       $1 - $10,000

                                                                                        AGGREGATE DOLLAR RANGE
                                                                                       OF EQUITY SECURITIES IN
                                                                                 ALL REGISTERED INVESTMENT COMPANIES
                                     DOLLAR RANGE OF EQUITY SECURITIES         OVERSEEN BY TRUSTEE WITHIN THE FAMILY OF
NAME OF TRUSTEE                               IN EACH FUND                               INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
ROBERT ARNOLD                                       None                                         None

ERIC BRUCKER                                        None                                         None

NICHOLAS GIORDANO                                                                           $10,001-$50,000
   Mid Cap Value                               $10,001-$50,000

LOUIS KLEIN, JR.                                                                            Over $100,000
   Large Cap Value                             $50,001-$100,000
   Small Cap Value                             $50,001-$100,000

CLEMENT C. MOORE, II                                                                        Over $100,000
   Mid Cap Value                                Over $100,000
   Small Cap Value                              Over $100,000

JOHN J. QUINDLEN                                    None                                    Over $100,000

MARK A. SARGENT                                     None                                         None

As of December 31, 2001, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in any of the Master Trust's advisers or the Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with such entities.

ADVISORY AGREEMENT APPROVAL. Each of the Fund's assets are invested in a corresponding series of the Master Trust that has the same investment objectives, strategies and limitations as the investing Fund. Since each Fund operates as a "feeder fund" in a master/feeder structure with a corresponding Series of the Master Trust, none of the Funds have an investment adviser that directly manages its assets. The Funds receive investment advisory services indirectly from the investment advisers of the Series. The Master Trust has retained Cramer Rosenthal McGlynn, LLC ("CRM") and Rodney Square Management Corporation ("RSMC") to manage the assets of certain series of the Master Trust. Each of these advisers has been retained pursuant to a separate investment advisory agreement

(collectively, the "Advisory Agreements") which have been approved by the Board of Trustees of the Master Trust, including the Independent Trustees. Each Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Master Trust's Board of Trustees or by a majority of the outstanding voting securities of the Master Trust, and in either event, by a majority of the Independent Trustees of the Master Trust casting votes in person at a meeting called for such purpose.

The Board's decision to approve the Advisory Agreements reflects the exercise of its business judgment on whether to continue the existing arrangements. During its review of the Series' Advisory Agreements, the Board considered many factors, including: 1) the Series' investment objectives and long-term performance; 2) the adviser's management philosophy, personnel and processes; 3) the expectations of shareholders; 4) the state of competition in the mutual fund industry; 5) comparable fees in the mutual fund industry; 6) the range and quality of services provided to the Fund, the Series and their shareholders in addition to investment advisory services; and 7) each Fund's relationship to other funds in the CRM family of funds.

In assessing an investment adviser's performance of its obligations, the Board also considered whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Agreement. In this regard, the Board is mindful of the potential disruption to the operations of the Funds and the Series and the risks or other effects that could occur as a result of a decision to terminate or not renew an Advisory Agreement. In particular, the Board recognizes that most shareholders have invested in the Funds on the strength of an investment adviser's reputation and in the expectation that the investment adviser will have a continuing role in providing advisory services to the Fund.

The Board also considered the compensation and benefits received by the investment adviser. This includes fees received for services provided to a Series by the investment adviser or its affiliates and research services received by an investment adviser from brokers that execute trades for each Series, as well as advisory fees. The Board was aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser's compensation: the nature and quality of the services provided by the investment adviser, including the performance of the Series; the investment adviser's cost of providing the services; the extent to which the investment adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the investment adviser's relationship with the Trust and the Master Trust; performance and expenses of comparable funds; and the extent to which the Independent Trustees are fully informed about the facts bearing on the investment adviser's service and fee. The Board is aware of these factors and takes them into account in its review of the each Advisory Agreement.

The Board considered these circumstances in light of its accumulated experience in governing the Trust and the Master Trust and working with the investment adviser on matters relating to the Trust and the Master Trust, and was assisted by the advice of legal counsel. In this regard, the Board receives a significant amount of information about the Series and the investment adviser on an ongoing basis. The investment adviser provides information at each regular meeting of the Board, and furnishes additional reports in connection with the Board's formal review of the Advisory Agreements. Thus, the Board's evaluation of an Advisory Agreement is informed by reports concerning such matters as: the investment adviser's investment philosophy, personnel and processes; each Series' short-term and long-term performance (in absolute terms as well as in relationship to its particular investment program and certain competitor funds), and comments on the reasons for performance; each Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Series' portfolio securities; the nature and extent of the advisory and other services provided to the Series by the investment adviser and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry. The Board also considers the relationship of the Fund to the other funds in the Fund Complex, the interdependence resulting from shareholders' asset allocation processes and the exchange privileges between Funds.

Not all of the factors and considerations identified above are relevant to every Series, nor does the Board consider any one of them to be determinative. The Board bases its decision to approve an Advisory Agreement on all the relevant factors, and with a view to past and future long-term considerations.

Each Advisory Agreement may be terminated by the Master Trust or the applicable adviser on sixty days written notice without penalty. Each Advisory Agreement will also terminate automatically in the event of its assignment, as defined in the 1940 Act.

Additional information regarding the Advisory Agreements and the fees paid to each of the investment advisers may be found under the heading of "Investment Advisory and Other Services."

COMPENSATION. The fees and expenses of the Independent Trustees are paid by the Trust. The following table shows the fees paid during the fiscal year ended June 30, 2002 to the Independent Trustees for their service to the Trust and the total compensation paid to the Trustees by the Fund Complex.


                                                                                                                 TOTAL
                                                    PENSION OR RETIREMENT             ESTIMATED               COMPENSATION
                               AGGREGATE          BENEFITS ACCRUED AS PART OF     ANNUAL BENEFITS UPON      FROM FUND COMPLEX
INDEPENDENT TRUSTEE  COMPENSATION FROM THE TRUST        TRUST EXPENSES                RETIREMENT            PAID TO TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
Robert Arnold                  $22,032                       None                        None                   $34,550
Eric Brucker                   $22,032                       None                        None                   $34,550
Nicholas Giordano              $21,337                       None                        None                   $33,450
Louis Klein, Jr.               $21,337                       None                        None                   $33,450
Clement C. Moore, II           $22,032                       None                        None                   $34,550
John Quindlen                  $21,337                       None                        None                   $33,450
Mark A. Sargent                $12,747                       None                        None                   $19,850

CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, each investment adviser to the Series of the Trust has adopted a Code of Ethics.

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among an investment adviser, the Master Trust or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Series under certain circumstances.

Under the Joint Code of Ethics adopted by RSMC, the Master Trust and the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the individual Code of Ethics adopted by CRM, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Master Trust and the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust's registration statement with the SEC.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund may be presumed to "control" the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of the shareholders of that Fund. As of October 10, 2002, the name, address and percentage ownership of each entity that owned of record or beneficially 5% or more of the outstanding shares of any class of a Fund were as follows:


LARGE CAP VALUE FUND (INVESTOR SHARES)

      Syracuse University                                   5.09%
      Treasurer's Office
      621 Skytop Road, Suite 120

      Syracuse, NY 13244

MID CAP VALUE FUND (INVESTOR SHARES)

      Charles Schwab & Co Inc. - Mutual Funds               5.06%
      101 Montgomery Street
      San Francisco, CA 94104-4122

SMALL CAP VALUE FUND (INVESTOR SHARES)

      Charles Schwab & Co Inc.                              9.59%
      Special Custody Account
      For the Benefit of Customers
      Attn: Mutual Funds
      101 Montgomery Street
      San Francisco, CA 94104-4122

      American Express Trust Company                       13.87%
      FBO American Express Trust Retirement
      Services Plans
      P.O Box 534
      Minneapolis, MN 55440-0534

      State Street Corporation                              8.68%
      Trust Allmerica Financial 401K
      Matched Savings Plan DTD 1/13/01
      105 Rosemont Ave.
      Westwood, MA 02090-2318

      National Financial Services Corporation               5.18%
      Attn: Mutual Funds 5th Floor
      200 Liberty Street
      New York, NY 10281-1003

MID CAP VALUE FUND (INSTITUTIONAL SHARES)

      Suntrust Bank Inc.                                    6.09%
      Cust for the Norfolk Foundation
      P.O. Box 105870 - CTR 3144
      Atlanta, GA 30348

      Charles Schwab & Co Inc.                             31.87%
      Special Custody Account
      For the Benefit of Customers
      Attn: Mutual Funds
      101 Montgomery Street
      San Francisco, CA 94104-4122

SMALL CAP VALUE FUND (INSTITUTIONAL SHARES)

      Church Farm School Inc.                               5.19%
      P.O Box 2000
      Paoli, PA 19301

      C Lawrence Connolly, John M Ryan &                   17.03%

      Gerald I Wilson Trustees
      FBO Hewitt Associates
      Deferred Compensation Plan
      100 Half Day Road
      Lincolnshire, IL 60069

MID CAP VALUE FUND (RETAIL SHARES)

      ING Life Insurance and Annuity Company               99.99%
      151 Farmington Ave., TN41
      Hartford, CT  06156-1506

As of October 10, 2002, the Trustees and officers as a group, owned less than 1% of the outstanding shares of each class of a Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION

RSMC serves as the investment adviser to the Prime Money Market, Tax-Exempt, Broad Market Bond and Municipal Bond Series. RSMC is located at 1100 North Market Street, Wilmington, Delaware 19890 and is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of Wilmington Trust Corporation.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Brokerage Services Company, both wholly owned subsidiaries of Wilmington Trust Corporation, are registered investment advisers. In addition, Wilmington Brokerage Services Company is a registered broker-dealer.

The Prime Money Market Series and the Tax-Exempt Series each pay a monthly fee to RSMC at the annual rate of 0.47% of the Series' first $1 billion of average daily net assets; 0.43% of the Series' next $500 million of average daily net assets; 0.40% of the Series' next $500 million of average daily net assets; and 0.37% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month. The Broad Market Bond and Municipal Bond Series each pay a monthly fee to RSMC at the annual rate of 0.35% of the Series' first $1 billion of average daily net assets; 0.30% of the Series' next $1 billion of average daily net assets; and 0.25% of the Series' average daily net assets over $2 billion. For the past three fiscal years, RSMC received the following fees for its services as investment adviser:

                                 12 MONTHS ENDED       12 MONTHS ENDED     12 MONTHS ENDED
                                     6/30/02              6/30/01              6/30/00
Prime Money Market Series          $11,213,385          $10,433,544          $9,040,719
Tax-Exempt Series                  $ 2,737,675          $ 2,394,803          $2,104,423
Broad Market Bond Series           $   419,753          $    55,847(1)              N/A
Municipal Bond Series              $    94,309          $    11,289(1)              N/A

(1)   For the period May 9, 2001 to June 30, 2001.


RSMC waived the following fees for the period from May 9, 2001 through June 30, 2001 and the fiscal year ended June 30, 2002:


                                12 MONTHS ENDED     12 MONTHS ENDED
                                    6/30/02            6/30/01(1)
Municipal Bond Series               $49,089             $24,454

(1)  For the period May 9, 2001 to June 30, 2001.

Prior to May 9, 2001, Wilmington Trust Company ("Wilmington Trust") served as the adviser to the Broad Market Bond Series and the Municipal Bond Series. Wilmington Trust was entitled to receive a monthly fee from each Series, at the annual rate of 0.35% of the Series' first $1 billion of average daily net assets; 0.30% of the Series' next $1 billion of average daily net assets; and 0.25% of the Series' average daily net assets over $2 billion. Wilmington Trust received the following fees for the fiscal year ended June 30, 2000 and the period from June 30, 2000 to May 9, 2001:

                                    6/30/00 TO      12 MONTHS ENDED
                                      5/9/01           6/30/00
     Broad Market Bond Series        $281,121         $305,276
     Municipal Bond Series           $ 53,999         $ 55,020

Wilmington Trust waived the following fees for the period from June 30, 2000 through May 9, 2001 and the fiscal year ended June 30, 2000:

                                  6/30/00 TO     12 MONTHS ENDED
                                    5/9/01           6/30/00
     Broad Market Bond Series      $108,377          $143,584
     Municipal Bond Series         $ 39,851          $  7,707


CRAMER ROSENTHAL MCGLYNN, LLC

CRM, 707 Westchester Avenue, White Plains, New York 10604, serves as investment adviser to the Large Cap Value, the Mid Cap Value and the Small Cap Value Series. CRM and its predecessors have managed investments in small, medium and large capitalization companies for over 29 years. CRM is 36.53% owned by Cramer, Rosenthal, McGlynn, Inc. ("CRM, Inc."), the controlling member of CRM. All shareholders of CRM, Inc. are senior officers of CRM. CRM is registered as an investment adviser with the SEC. Wilmington Trust Corporation has controlling interest in CRM.

Under the advisory agreement, the Large Cap Value Series pays a monthly advisory fee to CRM at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets over $2 billion. The Mid Cap Value Series and the Small Cap Value Series each pay a monthly advisory fee to CRM at the annual rate of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next $1 billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion. For the past three fiscal years, CRM received the following fees:

                                     12 MONTHS ENDED       12 MONTHS ENDED       12 MONTHS ENDED
                                         6/30/02               6/30/01               6/30/00
     Large Cap Value Series            $  425,733            $  449,744            $  305,109
     Mid Cap Value Series              $  629,680            $  242,848            $   91,720
     Small Cap Value Series            $2,579,092            $1,635,197            $1,277,831

CRM has a contractual obligation to waive a portion of its fees through November 1, 2010 and assume certain expenses of each Fund to the extent that total annual operating expenses exceed 1.15% of the Institutional shares' net assets, 1.50% of the Investor shares' net assets and 1.65% of the Retail shares' net assets. For the past three fiscal years, CRM waived the following fees:

                                      12 MONTHS          12 MONTHS            12 MONTHS
                                        ENDED              ENDED                ENDED
                                       6/30/02            6/30/01              6/30/00
     Large Cap Value Series            $10,402            $59,713            $112,969
     Mid Cap Value Series              $     0            $78,136            $129,279
     Small Cap Value Series            $     0            $     0            $      0

ADVISORY SERVICES. Under the terms of each Advisory Agreement, each adviser agrees to: (a) direct the investments of each Series, subject to and in accordance with the Series' investment objective, policies and limitations set forth in the Prospectus and this Statement of Additional Information; (b) purchase and sell for each Series, securities and other investments consistent with the Series' objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Series; (d) pay the salaries of all personnel of the Series and the adviser performing services relating to research, statistical and investment activities on behalf of the Series; (e) make available and provide such information as the Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Funds for consultation and discussion regarding the management of each Series and its investment activities. Additionally, each adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to a contract with the Series. The Master Trust and/or each adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the adviser delegates any or all of its duties as listed.

The Advisory Agreements provide that each adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the Interested Trustees of the Trust who are affiliated with an adviser and the salaries of all personnel of each adviser performing services for each Series relating to research, statistical and investment activities are paid by the adviser.

ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration and Accounting Services Agreement dated September 1, 2002, RSMC, an affiliate of the Trust, performs certain administrative and accounting services for the Funds and the Series. For its services, the Funds pay RSMC a fee of 0.09% of their average daily net assets up to $1 billion; 0.07% of the next $500,0000 of average daily net assets; 0.05% of the next $500,000 average daily net assets; and 0.03% of their average daily net assets that are greater than $2 billion.


The Administration and Accounting Services Agreement permits RSMC to delegate its responsibilities to another party. RSMC has retained PFPC Inc. to serve as a sub-administrator to provide certain services such as preparing shareholder reports, providing statistical and research data, assisting the advisers in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Funds. In addition, PFPC prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Funds. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Fund.

Prior to September 1, 2002, PFPC provided administrative and accounting services for the Funds and the Series.

ADDITIONAL SERVICE PROVIDERS

INDEPENDENT AUDITORS. Ernst & Young, LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as the independent auditor to the Trust and the Master Trust providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) preparation of the annual federal income tax returns filed on behalf of each Fund.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Fund and WT Investment Trust I.

CUSTODIAN. Wilmington Trust Company, 1100 North Market Street, Wilmington DE 19890, serves as the Custodian.

TRANSFER AGENT. PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19890-0001, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

The Distributor is currently located at 3200 Horizon Drive, King of Prussia, PA 19406. Effective January 1, 2003, the Distributor will be located at 760 Moore Road, King of Prussia, PA 19406. The Distributor serves as the principal underwriter of the Funds' shares pursuant to a Distribution Agreement with the Trust. Pursuant to the terms of the Distribution Agreement, the Distributor is granted the right to sell the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, the Distributor agrees to use all reasonable efforts to secure purchasers for Retail shares of the Funds.

The Distribution Agreement became effective as of January 2, 2001 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of the Funds' shares.

The Distribution Agreement terminates automatically in the event of an assignment. The agreement is also terminable without payment of any penalty with respect to any Fund (i) by vote of a majority of the Trustees of the Fund who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of any Distribution Plan of a Fund or any agreements related to a Distribution Plan, or by vote of a majority of the outstanding voting securities of the applicable Fund) on sixty (60) days' written notice to the Distributor; or (ii) by the Distributor on sixty (60) days' written notice to the Trust

The Board of Trustees has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the "Distribution Plan"). The Distributor will be compensated for distribution services according to the Funds' Distribution Plan regardless of the Distributor's expenses. The Distribution Plan provides that the Distributor will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, the Distributor may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with the Distributor ("Service Organizations") and other financial institutions for distribution and shareholder servicing activities.

The Distribution Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the Retail shares of each Fund's average net assets; and (ii) limitations set from time to time by the Board of Trustees. The Board of Trustees has authorized annual payments of up to 0.15% of each Fund's average net assets.

Under the Distribution Plan, if any payments made by the adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, are deemed to be indirect financing by a Fund of the distribution of its Retail shares, such payments are authorized. Each Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Distribution Plan. No preference for instruments issued by such depository institutions is shown in the selection of investments. The Distributor receives no underwriting commissions in connection with the sale of the Funds' Institutional and Investor shares.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. The advisers place all portfolio transactions on behalf of each Series, select broker-dealers for such transactions, allocate brokerage fees in such transactions and, where applicable, negotiate commissions and spreads on transactions. Debt securities purchased and sold by the Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. During the fiscal years ended June 30, 2002, 2001 and 2000, each Series paid the following brokerage commissions:

                                         12 MONTHS ENDED      12 MONTHS ENDED      12 MONTHS ENDED
                                             6/30/02              6/30/01              6/30/00
                                             -------              -------              -------
     Prime Money Market Series                 N/A                  N/A                  N/A
     Tax-Exempt Series                         N/A                  N/A                  N/A
     Broad Market Bond Series                  N/A                  N/A                  N/A
     Municipal Bond Series                     N/A                  N/A                  N/A
     Large Cap Value Series                 $280,192             $271,295             $307,935
     Mid Cap Value Series                   $678,656             $244,108              $93,494
     Small Cap Value Series                $1,157,309            $682,244             $463,676

The variation in brokerage commissions paid by the Mid Cap Value Series and Small Cap Value Series for the fiscal year ended June 30, 2002, as compared to the prior fiscal year, was due to a significant fluctuation in assets and a volatile market, which in effect resulted in an increase in transactions on which commissions were paid.

BROKERAGE SELECTION. The primary objective of the advisers in placing orders on behalf of the Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, each adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Series or to the advisers.

Section 28(e) of the Securities Exchange Act of 1934 provides that the advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), the advisers are required to make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or [the adviser's] overall responsibilities with respect to accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully or appropriately assist the adviser in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Series may pay a higher broker commission than those available from another broker.

Research services received from broker-dealers supplement an adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with an adviser's personnel with respect to computerized systems and data furnished to the adviser as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the advisers since the broker-dealers used by the advisers tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the advisers with a diverse perspective on financial markets. Research services provided to an adviser by broker-dealers are available for the benefit of all accounts managed or advised by such adviser or by its affiliates.

The advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. During the fiscal year ended June 30, 2002, each Series directed transactions and paid brokerage commissions because of research services provided in the following amounts:

                                                    12 MONTHS ENDED 6/30/02
                                                    -----------------------
                                        TRANSACTIONS DIRECTED        COMMISSIONS PAID
                                        ---------------------        ----------------
     Prime Money Market Series                    N/A                      N/A
     Tax-Exempt Series                            N/A                      N/A
     Broad Market Bond Series                     N/A                      N/A
     Municipal Bond Series                        N/A                      N/A
     Large Cap Value Series                   $13,980,197                $ 31,242
     Mid Cap Value Series                     $32,627,299                $ 81,461
     Small Cap Value Series                   $31,386,896                $103,177

ALLOCATION OF PORTFOLIO TRANSACTIONS. Some of the advisers' other clients have investment objectives and programs similar to that of the Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with a Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Trust issues three separate classes of shares, Institutional, Investor and Retail shares, for each Fund. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that
(a) the Investor shares pay a shareholder service fee of 0.25% of the average net assets of the Investor shares of each Fund and (b) the Retail shares (i) pay Rule 12b-1 distribution expenses (and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid) and
(ii) Retail shares pay a shareholder service fee of 0.25% of the average net assets of the Retail shares of each Fund. The net income attributable to Investor or Retail shares and the dividends payable on such shares will be reduced by the amount of any shareholder service or Rule 12b-1 distribution fees; accordingly, the net asset value of the Investor and Retail shares will be reduced by such amount to the extent a Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class take separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the transfer agent at (800) CRM-2883. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the transfer agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bi-monthly, quarterly, semi-annually or annually. The purchase of Fund shares will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Fund, at 2:00 p.m. Eastern time for the Prime Money Market, Fund, or at the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time), for the Bond and Equity Funds, on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the transfer agent at (800) CRM-2883. (Available only to Investor shares of the Funds.)

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will be automatically transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the distributor, the advisers or the transfer agent, to arrange for transactions under the PIP. A Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP. (Available only to Investor shares of the Funds.)

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Check: You may utilize the check writing option to redeem shares of the Prime Money Market and the Tax-Exempt Funds by drawing a check for $500 or more against a Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Fund account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and returned checks. These charges will be paid by automatically redeeming an appropriate number of Fund shares. Each Fund and the transfer agent reserve the right to terminate or alter the check writing service at any time. The transfer agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the transfer agent for further information. This service is generally not available for Service Organization clients who are provided a similar service by those organizations.

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the bank account that you have designated to receive amounts redeemed at any time. Any request to change the bank account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the bank account is registered. Further documentation will be required to change the designated bank account when a corporation, other organization, trust, fiduciary or other institutional investor holds a Fund's shares.

Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bi-monthly, quarterly, semi-annually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at the NAV determined on or about the 25th day of the month.
(Available only to Investor shares of the Funds.)

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Funds, the transfer agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the transfer agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than for customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a government body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding government authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities (redemption "in-kind") chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the applicable Fund during any 90-day period for any one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. The Money Market Funds' securities are valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of the Funds' securities based upon their amortized cost and the accompanying maintenance of the Funds' per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies-Money Market Funds." In connection with the use of the amortized cost valuation technique, the Trust's Board of Trustees has established procedures delegating to the adviser the responsibility for maintaining a constant net asset value per share. Such procedures include a daily review of the Funds' holdings to determine whether a Fund's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.

Should a Money Market Fund incur or anticipate any unusual expense, loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if a Fund's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share. Thus, such expenses, losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

For the Bond Funds and the Equity Funds, the net asset value per share of each Fund is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) each day the Funds are open for business. The Funds are open for business on days when the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve Bank are open for business.

In valuing a Fund's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                    DIVIDENDS

Dividends from the Money Market Funds are declared on each Business Day and paid to shareholders, generally on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-Business Days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semi-annual accounting period. A portion of the dividends paid by the Funds may be exempt from state taxes.

Dividends from the Bond Funds' net investment income are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-Business Days on which dividends are not declared. However, no such dividend included any amount of net income earned in a subsequent semi-annual period. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers, are declared and paid annually.

Dividends from the Equity Funds' net investment income and distributions of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss), realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

                              TAXATION OF THE FUNDS

GENERAL. Each Fund is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and at least 90% of its net income from tax-exempt obligations as well as meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund will be taxed on the amount of its undistributed net capital gain over the amount of its deduction for dividends paid, determined with reference to capital gain dividends only. Each Fund is permitted to elect to include all or a portion of such undistributed net capital gain in the income of its shareholders on the last day of its taxable year. In such case the shareholder is given credit for the tax that the RIC paid and is entitled to increase its basis by the difference between the amount of includable gain and tax deemed paid. Currently, an individual's maximum tax rate on long-term capital gains is 20%. A capital gain dividend is treated by the shareholders as a long-term capital gain regardless of how long the investor has owned shares in a Fund.

If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. If such distribution to its shareholders is in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain. If a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders and treated as a capital gain.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

Investors should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions (or undistributed capital gain) to that shareholder with respect to those shares.

MONEY MARKET FUNDS:

Distributions from the Money Market Funds' investment company taxable income, if any, are taxable to shareholders as ordinary income to the extent of the Funds' earnings and profits. Because the Funds' net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporate shareholders.

BOND FUNDS:

Each Bond Fund may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Fund must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund must distribute annually substantially all of its investment company taxable income and net tax-exempt income, including any original issue discount, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAX-EXEMPT FUND AND MUNICIPAL BOND FUND:

Each of these Funds will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under Section 103(a) of the Code; both Funds intend to continue to satisfy this requirement. Distributions that a Fund properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be tax preference items for purposes of the Alternative Minimum Tax ("AMT"). If the aggregate exempt interest dividends exceed a Fund's net tax-exempt income, then only a portion of the excess dividend will be excludable from the shareholders' gross income. The shareholders' treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, each Fund may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.

Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a tax preference item for purposes of AMT. Furthermore, even interest on tax-exempt securities held by a Fund that are not PABs, which interest otherwise would not be a tax preference item, nevertheless may be indirectly subject to the AMT in the hands of corporate shareholders when distributed to them by the Fund. Generally, PABs are issued by or on behalf of public authorities to finance various privately operated facilities. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisor before purchasing a Fund's shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses, in trade or business, a part of a facility financed from the proceeds of such bonds.

Individuals who receive Social Security and railroad retirement benefits may be required to include up to 85% of such benefits in taxable income if their adjusted gross income (including income from tax-exempt sources such as the Tax-Exempt Municipal Bond Funds) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from each Fund still are tax-exempt to the extent described in the prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

The Municipal Bond Fund may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with original issue discount ("OID"), the sum of its issue price plus accrued OID, except that market discount that is less than the product of (1) -1/4 of 1% of the redemption price at maturity multiplied by (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Municipal Bond Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

BROAD MARKET BOND FUND:

Interest and dividends received by the Broad Market Bond Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

EQUITY FUNDS:

It is anticipated that all or a portion of the dividends from the net investment income of each Equity Fund will qualify for the dividends-received deduction allowed to corporations. Corporate shareholders of these Funds are generally entitled to take the dividends received deduction with respect to all or a portion of the ordinary income dividends paid, to the extent of the Fund's qualifying dividend income. The qualifying portion may not exceed the aggregate dividends received by a Fund from taxable U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the AMT. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

Each Equity Fund will inform shareholders within 60 days after their fiscal year-end of the percentage of its dividends designated as qualifying for the dividends received deduction.

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the source of income requirement.

SHORT SALES. Gain or loss from a short sale of property is generally considered a capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Fund's hands. Except in certain situations, special rules would generally treat the gains on short sales as short-term capital gains and would terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term loss if, on the date of the short sale, "substantially identical property" held by a Fund has a long-term holding period.

STRADDLES. Code Section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which a Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

CONSTRUCTIVE SALE. If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing federal tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult his/her own tax advisor with respect to the specific tax consequences of an investment in a Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Fund. Shareholders should consult their tax advisor regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

The performance of a Fund may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Funds will vary based on changes in market conditions and the level of each Fund's expenses. These performance figures are calculated in the following manner:

MONEY MARKET FUNDS:

      A. YIELD for a Money Market Fund is the net annualized yield for a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

      B. EFFECTIVE YIELD is the net annualized yield for a specified 7 calendar days assuming reinvestment of income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                   Effective yield = [(Base Period Return + 1)to the power of
            365 divided by 7] - 1.

      C. TAX EQUIVALENT YIELD will be calculated by dividing that portion of the Fund's yield (as described above) that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt.

      D. TAX EQUIVALENT EFFECTIVE YIELD will be calculated by dividing that portion of the Fund's effective yield (as described above) that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt.

The Prime Money Market and the Tax-Exempt Fund were not operational as of the date of this Statement of Additional Information.

ALL FUNDS:

      A. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return for the 1-, 5-and 10-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                          T = (ERV/P)1/n - 1

            Where: P      =    a hypothetical initial investment of $1,000
                   T      =    average annual total return
                   n      =    number of years
                   ERV    =    ending redeemable value: ERV is the value, at the
                               end of the applicable period, of a hypothetical
                               $1,000 investment made at the beginning of the applicable period.

            The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

      B. AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS) is the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                                 n
                          P(1+T)    = ATV
                                         D
                          Where:
                          P = a hypothetical initial payment of $1,000.
                          T = average annual total return (after taxes on
                              distributions).
                          n = number of years.
                          ATV = ending value of a hypothetical $1,000 payment
                             D  made at the beginning of the 1-, 5-, or 10-year
                          periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

            The calculation for average annual total return after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable `ATVD' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences. The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

      C. AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION) is the average annual compounded rate of return over the 1-, 5-, and 10-year periods (or for the periods of the Fund's operations) that would equate the initial amount invested to the ending value, according to the following formula:

                                   n
                          P(1 + T)   = ATV
                                          DR
                          Where:
                          P = a hypothetical initial payment of $1,000.
                          T = average annual total return (after taxes on
                              distributions and redemption).
                          n = number of years.
                          ATV   = ending value of a hypothetical $1,000 payment
                             DR   made at the beginning of the 1-, 5-, or
                          10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total return after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The Fund calculates the taxes due on any distributions as described above under `Average Annual Total Returns (After Taxes on Distributions)'. The ending value (variable `ATV(DR)' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges, the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

           AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED JUNE 30, 2002

BEFORE TAXES                                              1 YEAR          5 YEARS         10 YEARS      SINCE INCEPTION
------------                                              ------          -------         --------      ---------------
Large Cap Value - Investor Shares                        (24.42)%           N/A             N/A             (0.67)%
Mid Cap Value - Investor Shares                            4.82%            N/A             N/A             17.64%
Mid Cap Value - Institutional Shares                       5.04%            N/A             N/A             16.87%
Small Cap Value - Investor Shares                          3.21%           9.37%            N/A             15.65%
Small Cap Value - Institutional Shares                     3.43%            N/A             N/A              9.83%
AFTER TAXES ON DISTRIBUTIONS
----------------------------
Large Cap Value - Investor Shares                         (24.49)%           N/A            N/A             (0.93)%
Mid Cap Value - Investor Shares                            2.36%             N/A            N/A             15.11%
Mid Cap Value - Institutional Shares                       2.58%             N/A            N/A             15.76%
Small Cap Value - Investor Shares                          0.81%            8.34%           N/A             14.56%
Small Cap Value - Institutional Shares                     1.07%             N/A            N/A              8.94%
AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION
-------------------------------------------
Large Cap Value - Investor Shares                         (14.98)%           N/A            N/A             (0.65)%
Mid Cap Value - Investor Shares                            3.00%             N/A            N/A             13.00%
Mid Cap Value - Institutional Shares                       3.13%             N/A            N/A             13.52%
Small Cap Value - Investor Shares                          2.38%            7.34%           N/A             12.88%
Small Cap Value - Institutional Shares                     2.51%             N/A            N/A              7.86%

Inception Dates:  Large Cap Value Investor Shares -- August 25, 1998
                  Mid Cap Value Investor Shares -- September 20, 2000 Small Cap Value Investor Shares -- October 1, 1995
                  Mid Cap Value Institutional Shares -- January 6, 1998 Small Cap Value Institutional Shares -- January 27, 1998

The Prime Money Market Fund, Tax-Exempt Fund, Broad Market Bond Fund and Municipal Bond Fund have not commenced operations and do not have any performance data available.

      D. YIELD CALCULATIONS. From time to time, an Equity or Bond Fund may advertise its yield. Yield for these Funds is calculated by dividing the Fund's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

                          YIELD = 2[((A-B)/CD + 1)6-1]

            where:
                      a   =    dividends and interest earned during the period;
                      b   =    expenses accrued for the period (net of
                               reimbursements);

                      c   =    the average daily number of shares outstanding
                               during the period that were entitled to receive
                               dividends; and
                      d   =    the maximum offering price per share on the last
                               day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

Except as noted below, in determining interest earned during the period (variable "a" in the above formula), PFPC calculates the interest earned on each debt instrument held by a Fund during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Fund, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Fund.

For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income.

In determining dividends earned by any preferred stock or other equity securities held by a Fund during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Fund's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Fund in the Fund's financial statements.

Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives. However, the Funds' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Funds' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Funds' holdings, thereby reducing the current yields of the Funds. In periods of rising interest rates, the opposite can be expected to occur.

COMPARISON OF FUND PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Fund.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. In addition, rankings, ratings and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

From time to time, in marketing and other literature, a Money Market Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indices of comparable securities. Yield and performance over time may also be compared to the performance of bank money market deposit accounts and fixed-rate insured certificates of deposit (CDs), or unmanaged indices of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CDs differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit from a CD, and the deposit principal in a CD is insured by the Federal Deposit Insurance Corporation.

From time to time, in marketing and other literature, the Bond and Equity Funds' performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indices of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, a Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Fund's investment policies and investments, a Fund's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

                              FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the CRM Small Cap Value, Mid Cap Value and Large Cap Value Funds for the fiscal year ended June 30, 2002, are set forth in CRM Funds Annual Reports to shareholders, including the notes thereto and the reports of Ernst & Young LLP thereon. The annual reports are each incorporated herein by reference. The CRM Prime Money Market, Tax-Exempt, Broad Market Bond and Municipal Bond Funds have not yet commenced operations and are not currently being offered.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing a Fund's corresponding Series, the adviser may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. The Series will not use leverage in their options and futures. Accordingly, the Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) earmarking or setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or
(2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Series' assets could impede portfolio management, or the Series' ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. A Series may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held.

If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Series will be obligated to sell the security at less than its market value.

Each Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Series would expect to suffer a loss.

Each Series may purchase put and call options and write covered put and call options on indices in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Series will not exactly match the composition of indices on which options are purchased or written.

Each Series may purchase and write covered straddles on securities or indices. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Series would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Series would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Series will earmark or segregate cash and/or liquid, unencumbered securities in an account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indices ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Series the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Series holds a put warrant and the value of the underlying index falls, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Series does not exercise an index warrant prior to its expiration, then the Series loses the amount of the purchase price that it paid for the warrant.

Each Series will normally use index warrants as it may use index options. The risks of the Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Series' ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

                  (1) each Series will write only covered options, and each such option will remain covered so long as the Series is obligated thereby; and

                  (2) no Series will write options (whether on securities or securities indices) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Series is unable to effect a closing purchase transaction with respect to options it has acquired, the Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Series may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

            (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

            (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Series is exercised or unless a closing transaction is effected with respect to that position, the Series will realize a loss in the amount of the premium paid and any transaction costs.

            (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

            (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Series writes a call option on an index, the Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Series holds an index option and exercises it before the closing index value for that day is available, the Series runs the risk that the level of the underlying index may subsequently change.

            (5) A Series' activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, the Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Series' securities holdings. To the extent that a portion of a Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Series' holdings. A Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the Series plans to acquire at a future date. The Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Series. This is analogous to writing covered call options on securities. The Series also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Series.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

            (1) The Series will engage only in covered futures transactions, and each such transaction will remain covered so long as the Series is obligated thereby.

            (2) The Series will not write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indices), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, or earmark, an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Series purchases a contract and the value of the contract rises, the Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Series' obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Series to close a position and, in the event of adverse price movements, the Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Series' use of futures contracts and related options, particular note should be taken of the following:

            (1) Successful use by a Series of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Series may need to sell assets at a time when such sales are disadvantageous to the Series. If the price of the futures contract moves more than the price of the underlying securities, a Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

            (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

            (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Series intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Series would continue to be required to make variation margin payments.

            (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

            (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

            (6) As is the case with options, a Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P and Fitch to the securities in which the Funds' corresponding Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, an adviser will consider whether it is in the best interest of the Series to continue to hold the securities.

MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa:    Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:     Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A:      Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa:    Bonds that are rated Baa are considered as medium-grade obligations
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

-     Leading market positions in well-established industries.

-     High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

S&P RATINGS

CORPORATE AND MUNICIPAL BONDS.

AAA:    Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA:     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A:      Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB:    Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

FITCH RATINGS

DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


                                      B-2